UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Semi-Annual Report April 30, 2023 Dividend Focus Funds Income Builder Rising Dividend Growth

Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Dividend Focus Funds

The following are highlights both of key factors affecting the global capital markets broadly and the U.S. equity and energy MLP markets more specifically as well as of any key changes made to the Goldman Sachs Dividend Focus Funds (the “Funds”) during the six months ended April 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2023.

Market and Economic Review

Global Capital Markets

∎	Overall, the global capital markets posted gains during the Reporting Period.

∎	The MSCI World Index (net), representing developed markets equities, returned 12.26%. Emerging markets equities, as represented by the MSCI Emerging Markets Index (net), returned 16.36%.

∎

The Bloomberg U.S. Aggregate Bond Index, representing U.S. bonds of investment grade quality or better, returned 6.91%. U.S. high yield corporate bonds, as represented by the ICE BofAML BB to B US High Yield Constrained Index, returned 5.84% for the Reporting Period.

∎

As the Reporting Period began in November 2022, global equities performed strongly, with investors focused on improving inflationary indicators around the world. Within U.S. fixed income, high yield corporate bonds gained on the back of softer U.S. inflation, anticipation of a slower pace of Federal Reserve (“Fed”) tightening, better than consensus expected corporate earnings, and solid market technicals (that is, supply and demand).

∎

Early in November, the Fed raised the targeted federal funds rate. Broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes so they could evaluate the impact of the significant tightening during 2022 year to date.

∎	Elsewhere, the European Central Bank (“ECB “) and the Bank of England (“BoE”) delivered interest rates hikes, with policymakers signaling they expected future action to be data dependent.

∎

In December 2022, developed markets equities were rather muted but still positive, while emerging markets equities fell modestly. Within fixed income, U.S. high yield corporate bonds advanced early in the month driven by slowing U.S. inflation but then surrendered their gains as risk aversion increased, fueled by interest rate volatility and investor concerns around a potential U.S. recession.

∎	Inflation remained top of mind for investors overall, as central banks—including the Fed, ECB and BoE—announced plans to continue raising interest rates.

∎

The Bank of Japan, which had been an outlier for much of 2022, took a step towards convergence with other central banks, with policymakers widening their target for the 10-year Japanese government bond yield.

∎

Global equities rose solidly in January 2023, as markets performed well on the back of softening inflationary pressures, the slowing pace of central bank interest rate hikes and abating recession fears. For similar reasons, U.S. high yield corporate bonds generated positive returns for the month.

∎

In China, the government fully lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

∎

During February 2023, global equities fell, as the release of unexpectedly strong U.S. economic and labor market data raised concerns about the “stickiness” (that is, the persistence) of inflation. These concerns led market participants to anticipate further tightening from central banks. Market sentiment was also dampened by ongoing geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion. In U.S. fixed income, high yield corporate bonds were relatively resilient despite increased investor risk aversion triggered by interest rate volatility following the release of the strong U.S. data.

1

MARKET REVIEW

∎

In March 2023, global equities gained, with market sentiment boosted by speculation about potentially weaker inflationary trends, the possible slowing of central bank interest rate hikes and fading investor concerns about a global recession. Risk aversion increased mid month as the U.S. banking sector faced its worst crisis since 2008 and the fallout extended to other U.S. regional banks and to Europe. Within fixed income, U.S. high yield corporate bonds performed well, though they weakened as investors evaluated the implications of banking sector stress. Ultimately, receding fears of broader contagion, along with a drop in yields, helped the asset class post a modest gain for the month.

∎

Central banks grappled with a difficult trade-off between the firm macroeconomic backdrop, including resilient labor markets and elevated inflation, and rising financial stability concerns. Policymakers generally maintained a hawkish bias during March, while striking a more cautious tone on the forward path for interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

∎

In April 2023, developed markets equities continued to rise, recovering slightly from the banking turmoil that had plagued March. Emerging markets equities fell amid an increase in geopolitical tensions and growing investor uncertainty around various central banks’ terminal rates. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) China’s equity market was particularly weak, experiencing a significant sell-off as investors noted an uneven recovery following the country’s economic reopening. In U.S. fixed income, high yield corporate bonds gained on better than consensus expected corporate earnings, robust market technicals, and decreasing regional banking stress.

U.S. Equities

∎

Overall, U.S. equities rallied during the Reporting Period. The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 8.63%. The Russell 3000® Index generated a return of 7.30%.

∎

The market posted solid returns during the Reporting Period despite a backdrop of ongoing Fed interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

∎	As the Reporting Period began in November 2022, the S&P 500 Index rose, marking its first back-to-back monthly gains since August 2021.

∎	The primary catalyst driving U.S. equities higher was the notion the Fed could begin to slow the pace of interest rate hikes in December 2022.

∎	Economic data mainly supported the Fed’s goal of a controlled economic slowdown, as October 2022 inflation data came in softer than market forecasts.

∎	Still, the third quarter corporate earnings season provided disappointing results.

∎	Consumers proved resilient, as retail sales posted the largest monthly increase since February 2022.

∎	Additionally, China’s zero-COVID policy remained top of mind for the market, as COVID cases in China reached record highs.

2

MARKET REVIEW

∎

In December 2022, the S&P 500 Index fell, as investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth.

∎

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases.

∎	Positive inflation developments supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

∎	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

∎

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

∎

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

∎

Rebounding from December 2022’s losses, the S&P 500 Index then rose during the first quarter of 2023, marking its second consecutive quarterly gain, with market strength supported by disinflation narrative momentum, soft landing expectations, and a lowered bar for fourth quarter 2022 corporate earnings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

∎

Following a stellar start to the year, February 2023 proved to be a setback for the disinflation path after non-farm payrolls illustrated the largest job growth in six months and the U.S. unemployment rate fell to a 53-year low—together pushing market forecasts for the Fed’s terminal federal funds rate upward. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) In addition, inflation indices saw their largest monthly increases since mid-2022, illustrating that more needed to be done to combat inflation.

∎	The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand.

∎

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of rising interest rates. Economic data in March also contributed to the dovish sentiment, as February inflation data was cooler than market expected as was personal income growth.

∎	In April 2023, the S&P 500 Index increased, albeit modestly, on strong first quarter 2023 corporate earnings results, consumer resiliency and supply-constraint easing.

∎

The soft landing narrative gained support from robust household spending and from manufacturing prices falling to the lowest level in nearly three years as companies continued to reduce outputs to better match demand.

∎	Simultaneously, hard landing fears lingered due to tightening financial conditions following the banking sector turmoil and the U.S. government’s debt ceiling stalemate.

∎

Economic data throughout the month was mixed. First quarter 2023 Gross Domestic Product (“GDP”) came in below consensus. Core inflation grew slightly from a 14-month low of 5.5% in the prior month, however leading indicators still suggested it should begin to moderate in the months ahead. Both manufacturing and services indices showed growth in economic activity. The labor market displayed signs of cooling after the March 2023 jobs report revealed the pace of hiring had slowed to the lowest level in more than two years.

∎

By the end of the month, the market had embraced consensus expectations that interest rates would be raised by 25 basis points at the Fed’s May meeting, followed by a pause before eventual rate cuts in the second half of the calendar year. (On May 3, 2023, the Fed did raise its targeted federal funds rate by 25 basis points and opened the door to a pause in its tightening cycle.)

3

MARKET REVIEW

∎

For the Reporting Period overall, large-cap stocks performed best, followed by mid-cap stocks, with each such market segment generating positive absolute returns. Small-cap stocks lagged, posting negative absolute returns. In a reversal from the prior 12 months, growth stocks meaningfully outperformed value stocks across the capitalization spectrum during the Reporting Period overall.

∎

The best performing sectors within the S&P 500 Index during the Reporting Period were communication services and information technology, followed at some distance by materials. The weakest performing sector was energy, the only sector to post a negative absolute return during the Reporting Period. Financials and health care generated modestly positive returns but also significantly underperformed the S&P 500 Index during the Reporting Period overall.

Energy MLPs

∎	During the Reporting Period, broad-based macroeconomic uncertainty, driven by rising interest rates and concerns around the banking sector, drove volatility across asset classes, including energy.

∎

West Texas Intermediate (“WTI”) crude oil prices decreased approximately 11%, while natural gas prices saw an even more significant pullback. U.S. Henry Hub natural gas prices were down 63%, and European Title Transfer Facility (“TTF”) natural gas prices were down approximately 50% during the Reporting Period. (Henry Hub is a natural gas pipeline located in Erath, Louisiana, that serves as the official delivery location for futures contracts on the New York Mercantile Exchange (NYMEX). TTF is a pricing location within the Netherlands. TTF has become the most liquid pricing location in Europe, and as such, oftentimes serves as a pricing proxy for the overall European liquified natural gas (“LNG” import market.)

∎	Oil prices were impacted by global recession fears that weighed on sentiment in the energy sector as many anticipated potentially less oil demand.

∎

Further, Russian crude oil and refined products supply hung in better than consensus expected despite the numerous sanctions applied. Russia was producing about 11.3 million barrels per day of crude oil at the end of the Reporting Period, compared with around 11.1 million barrels per day in the 12 months since the invasion began in February 2022.

∎	Natural gas prices were largely affected by a historically mild winter season and sufficient gas storage to meet the warm winter, particularly in Europe.

∎	Conservation efforts in Europe resulted in both European and U.S. natural gas storage levels that were well above historical average levels at the end of the Reporting Period.

∎

Additionally, constrained LNG export capacity in the U.S. was exacerbated by an outage at the Freeport LNG export facility. This facility, which accounts from more than two billion cubic feet per day of capacity was brought back online toward the end of the Reporting Period after being out of service since June 2022 following an incident.

∎

Despite the correction in energy commodities, energy equities generally performed better. The S&P energy sector, as represented by the S&P 500® Energy Select Sector Index (“IXE”)[1], returned -3.5% and the broad midstream[2] sector, as represented by the Alerian US Midstream Energy Index (“AMUS”)[3], was relatively flat during the Reporting Period. To compare, the S&P 500 Index, a measure of the broad U.S. equities market, finished the Reporting Period up 8.63%, reversing the outperformance of energy equities in calendar year 2022.

[1]

All components of the S&P 500®. Index are assigned to one of the eleven Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. The S&P 500® Energy Select Sector Index (“IXE”) comprises those companies included in the S&P 500® Index that are classified as members of the GICS® energy sector.

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport energy commodities.

[3]

Source: Alerian. The Alerian US Midstream Energy Index is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMUS) and on a total-return basis (AMUSX). It is not possible to invest directly in an unmanaged index.

4

MARKET REVIEW

∎

Despite the volatility seen during the Reporting Period, we remained constructive on energy equities at the end of the Reporting Period due to long-term commodity fundamentals and what we saw as attractive valuations, healthy balance sheets and strong free cash flow generation in the sector. Longer term, we believed addressing the “energy trilemma”—which refers to the global need for reliable, sustainable and affordable energy—may well create investment opportunities across the energy sector for decades to come.

∎

While high inflation and recessionary indicators were not positive headlines, midstream businesses benefited during the Reporting Period from having contracted cash flows with embedded inflationary escalators, which historically have proven to support earnings resiliency during economic downturns.

∎

We additionally expected midstream companies and the broader energy sector to potentially experience additional interest as the world’s perception around energy security and terminal value shifts and as money managers rationalize underweight energy exposures.

∎

Overall, we believed at the end of the Reporting Period that the midstream sector presented a compelling investment opportunity and was well positioned to benefit from the growing need for North American energy.

Fund Changes and Highlights

Goldman Sachs Rising Dividend Growth Fund

∎

While posting solid positive absolute returns, the Fund underperformed its benchmark, the S&P 500 Index (with dividends reinvested) (the “S&P 500 Index”), on a relative basis during the Reporting Period.

∎

From an asset allocation perspective, having approximately 15% its total net assets in the Master Limited Partnership (“MLP”) & Energy Infrastructure sleeve detracted on a relative basis, as the Fund overall was overweight energy exposures compared to the S&P 500 Index, and the energy sector was the weakest in the S&P 500 Index during the Reporting Period.

∎	The Fund’s dividend-paying investments underperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund, during the Reporting Period.

∎

Sector allocations are the result of stock selection in the dividend-paying growers portion of the Fund, and most sector allocations were rather in line with those of the S&P 500 ex-Energy Index during the Reporting Period. In turn, sector allocation overall had a rather neutral effect on relative results.

∎	That said, having average overweight positions in consumer discretionary, industrials and financials were the most significant positive contributors to relative returns during the Reporting Period.

∎

These positive contributors were offset by having average underweight positions in the information technology, health care and communication services sectors, which detracted from relative performance during the Reporting Period.

∎	Further, underweight positions in certain individual stocks that outperformed the S&P 500 ex-Energy Index during the Reporting Period—including NVIDIA, Meta and Microsoft—dampened relative results.

∎

The Fund’s MLP & Energy Infrastructure Sleeve performed in line with the Alerian MLP Index [4], the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, during the Reporting Period. Sub-industry allocation positioning overall detracted, largely offset by individual security selection, which contributed positively.

∎	Effective stock selection in the gathering & processing sub-industry contributed most positively during the Reporting Period.

∎	Having an underweighted allocation to and strong stock selection in the marketing/wholesale sub-industry also added value during the Reporting Period as did having a position, albeit modest, in cash.

∎

These positive contributors were offset by the detracting effect of having exposure to the production & mining/hydrocarbon sub-industry, which is not a component of the Alerian MLP Index and which significantly underperformed the Alerian MLP Index during the Reporting Period.

∎

Having an underweighted allocation to the pipeline transportation/petroleum sub-industry and weak stock selection in the pipeline transportation/natural gas sub-industry also hurt relative performance during the Reporting Period.

[4]

The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Goldman Sachs Income Builder Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]	ICE BofAML BB to B U.S. High Yield Constrained Index[3]

Class A	5.95%	4.54%	5.84%

Class C	5.54	4.54	5.84

Institutional	6.09	4.54	5.84

Investor	6.07	4.54	5.84

Class R6	6.14	4.54	5.84

Class P	6.14	4.54	5.84

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]

The ICE BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN EQUITY HOLDINGS AS OF 4/30/23 ‡

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	1.0%	Banks

Exxon Mobil Corp.	0.9	Oil, Gas & Consumable Fuels

Johnson & Johnson	0.9	Pharmaceuticals

BlackRock, Inc.	0.9	Capital Markets

Bristol-Myers Squibb Co.	0.9	Pharmaceuticals

Shell PLC ADR	0.8	Oil, Gas & Consumable Fuels

Schneider Electric SE ADR	0.7	Electrical Equipment

Eaton Corp. PLC	0.7	Electrical Equipment

Walmart, Inc.	0.6	Consumer Staples Distribution & Retail

Republic Services, Inc.	0.6	Commerical Services & Supplies

‡	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK †

As of April 30, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

7

FUND BASICS

FUND’S FIXED INCOME COMPOSITION *

As of April 30, 2023

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Goldman Sachs Rising Dividend Growth Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	5.91%	8.63%

Class C	5.50	8.63

Institutional	5.99	8.63

Investor	6.06	8.63

Class R6	6.09	8.63

Class R	5.74	8.63

Class P	6.09	8.63

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23 ±

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.4%	Software

Comcast Corp. Class A	2.3	Media

Oracle Corp.	2.1	Software

Intuit, Inc.	2.1	Software

Texas Instruments, Inc.	1.9	Semiconductors & Semiconductor Equipment

KLA Corp.	1.8	Semiconductors & Semiconductor Equipment

Roper Technologies, Inc.	1.8	Software

Motorola Solutions, Inc.	1.8	Communications Equipment

Activision Blizzard, Inc.	1.7	Entertainment

Energy Transfer LP	1.7	Oil, Gas & Consumable Fuels

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION †

As of April 30, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Index Definitions

Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

ICE BofAML BB to B US High Yield Bond Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

MSCI World Index captures large and mid cap representation across 23 Developed Markets countries which include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries which include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. With 1,398 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

11

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments April 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 46.8%

Aerospace & Defense(a) – 0.9%
Spirit AeroSystems, Inc.
$6,285,000	4.600%		06/15/28	$5,279,714
1,170,000	9.375	(b)	11/30/29	1,258,042
The Boeing Co.
1,875,000	3.450		11/01/28	1,730,100
3,432,000	5.150		05/01/30	3,455,029
1,652,000	5.805		05/01/50	1,648,382
TransDigm, Inc.
3,300,000	5.500		11/15/27	3,167,208
315,000	4.625		01/15/29	285,192
266,000	4.875		05/01/29	241,661
Triumph Group, Inc.
2,885,000	7.750		08/15/25	2,682,358
2,055,000	9.000	(b)	03/15/28	2,084,551

				21,832,237

Agriculture – 0.4%
BAT Capital Corp.(a)
10,000,000	4.390		08/15/37	8,158,000
MHP SE
270,000	7.750		05/10/24	156,600
550,000	7.750	(b)	05/10/24	319,000

				8,633,600

Airlines – 0.5%
Allegiant Travel Co.(a)(b)
1,035,000	7.250		08/15/27	1,025,364
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
1,717,000	5.750		04/20/29	1,633,073
Azul Investments LLP(a)
1,052,000	5.875		10/26/24	828,976
Delta Air Lines, Inc.(a)
3,600,000	7.375		01/15/26	3,794,400
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(a)(b)
2,155,000	5.750		01/20/26	2,007,016
United Airlines, Inc.(a)(b)
1,625,000	4.375		04/15/26	1,551,762
2,080,000	4.625		04/15/29	1,882,400

				12,722,991

Automotive – 1.4%
Adient Global Holdings Ltd.(a)(b)
2,000,000	7.000		04/15/28	2,051,380
BorgWarner, Inc.(b)
2,000,000	5.000		10/01/25	1,991,780
Clarios Global LP/Clarios U.S. Finance Co.(a)(b)
1,850,000	8.500		05/15/27	1,863,228
Dana, Inc.(a)
2,075,000	4.250		09/01/30	1,686,415
Dealer Tire LLC/DT Issuer LLC(a)(b)
5,637,000	8.000		02/01/28	5,225,724
Ford Motor Co.(a)
3,726,000	3.250		02/12/32	2,880,943

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Ford Motor Credit Co. LLC(a)
$400,000	4.687%		06/09/25	$386,140
4,260,000	3.375		11/13/25	3,956,688
3,111,000	4.950		05/28/27	2,945,090
1,640,000	3.815		11/02/27	1,470,850
General Motors Co.(a)
3,000,000	6.600		04/01/36	3,086,910
General Motors Financial Co., Inc.(a)
1,975,000	5.650		01/17/29	1,980,313
4,100,000	3.100		01/12/32	3,344,985
NIO, Inc.(c)(d)
350,000	0.000		02/01/26	322,719

				33,193,165

Banks – 4.8%
Absa Group Ltd.(a)(e) (5 year CMT + 5.411%)
960,000	6.375		12/31/99	875,280
Access Bank PLC(b)
900,000	6.125		09/21/26	712,294
Alfa Bank AO Via Alfa Bond Issuance PLC(a)(f)(g) (5 year CMT + 4.546%)
360,000	5.950		04/15/30	—
Banco BBVA Peru SA(a)(e) (5 year CMT + 2.750%)
190,000	5.250		09/22/29	185,226
Banco Continental SAECA(a)
1,210,000	2.750		12/10/25	1,080,908
Banco Davivienda SA(a)(b)(e) (10 year CMT + 5.097%)
220,000	6.650		12/31/99	149,188
Banco de Bogota SA
740,000	6.250		05/12/26	715,164
Banco do Brasil SA(a)(e) (10 year CMT + 4.398%)
670,000	6.250		10/29/49	608,025
Banco Industrial SA(a)(b)(e) (5 year CMT + 4.442%)
930,000	4.875		01/29/31	858,681
Banco Internacional del Peru SAA Interbank(a)(e) (5 year CMT + 3.711%)
790,000	4.000		07/08/30	727,195
Banco Mercantil del Norte SA(a)(e) (5 year CMT + 4.643%)
340,000	5.875	(b)	12/31/99	294,738
(5 year CMT + 4.643%)
460,000	5.875		12/31/99	398,763
(5 year CMT + 4.967%)
690,000	6.750		12/31/99	661,020
Banco Nacional de Panama(a)
330,000	2.500		08/11/30	261,525
Banco Santander SA
2,000,000	3.490		05/28/30	1,784,180
(1 year CMT + 1.600%)
3,600,000	3.225	(a)(e)	11/22/32	2,884,896
Bank Hapoalim BM(a)(b)(e) (5 year CMT + 2.155%)
820,000	3.255		01/21/32	683,060
Bank Leumi Le-Israel BM(a)(b)(e) (5 year CMT + 1.631%)
1,230,000	3.275		01/29/31	1,073,559

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of America Corp.(a)(e)
(3M USD LIBOR + 3.898%)
$4,000,000	6.100%		12/29/49	$3,927,600
(SOFR + 1.630%)
1,760,000	5.202		04/25/29	1,770,261
Barclays PLC(a)(e)
(1 year CMT + 3.000%)
4,810,000	5.746		08/09/33	4,728,374
(5 year CMT + 5.431%)
4,800,000	8.000		03/15/29	4,215,408
BBVA Bancomer SA(a)(e) (5 year CMT + 2.650%)
530,000	5.125		01/18/33	467,493
BNP Paribas SA(b)
2,700,000	4.375		05/12/26	2,601,774
BPCE SA(b)
4,150,000	4.625		09/12/28	3,969,848
(SOFR + 1.730%)
2,100,000	3.116	(a)(e)	10/19/32	1,630,965
Citigroup, Inc.(a)(e)
3,000,000	7.375		05/15/28	2,964,360
(3M TSFR + 4.779%)
1,890,000	6.250		12/29/49	1,848,004
(3M USD LIBOR + 4.230%)
1,325,000	9.094		12/29/49	1,327,080
(5 year CMT + 3.597%)
1,000,000	4.000		12/31/99	872,760
(SOFR + 1.351%)
3,325,000	3.057		01/25/33	2,833,931
(SOFR + 3.914%)
900,000	4.412		03/31/31	861,606
Comerica, Inc.(a)(e) (5 year CMT + 5.291%)
1,000,000	5.625		12/31/99	849,970
Credit Bank of Moscow Via CBOM Finance PLC(g)
260,000	4.700	(b)	01/29/25	—
(5 year USD Swap + 5.416%)
280,000	7.500	(a)	10/05/27	—
Credit Suisse Group AG(a)(b)
1,726,000	4.282		01/09/28	1,563,791
Deutsche Bank AG(a)(e) (5 year CMT + 4.524%)
800,000	6.000		12/31/99	603,720
First Bank of Nigeria Ltd. Via FBN Finance Co. BV(b)
200,000	8.625		10/27/25	182,100
Freedom Mortgage Corp.(a)(b)
3,225,000	7.625		05/01/26	2,757,730
2,610,000	6.625		01/15/27	2,113,134
Grupo Aval Ltd.(a)
1,410,000	4.375		02/04/30	1,070,983
ING Groep NV(a)(e) (5 year USD Swap + 4.446%)
3,000,000	6.500		12/29/49	2,780,250
Intesa Sanpaolo SpA(b)
8,000,000	5.017		06/26/24	7,802,080
Ipoteka-Bank ATIB
450,000	5.500		11/19/25	406,209
Itau Unibanco Holding SA(a)(e) (5 year CMT + 3.981%)
500,000	7.721		12/31/99	478,625

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co.(a)(e)
(3M USD LIBOR + 3.330%)
	$4,000,000	6.125%	12/31/49	$3,949,600
(SOFR + 2.515%)
	2,666,000	2.956	05/13/31	2,308,356
Macquarie Group Ltd.(a)(b)(e) (3M USD LIBOR + 1.372%)
	3,650,000	3.763	11/28/28	3,425,050
Morgan Stanley(a)(e)
(3M USD LIBOR + 4.435%)
	2,500,000	5.875	12/31/99	2,484,175
(SOFR + 1.290%)
	1,950,000	2.943	01/21/33	1,653,307
NBK Tier 1 Financing 2 Ltd.(a)(e) (6 year CMT + 2.832%)
	790,000	4.500	12/31/99	726,207
OTP Bank Nyrt(a)(e) (3M Euribor + 4.265%)
EUR	780,000	5.500	07/13/25	849,848
Popular, Inc.(a)
	$3,245,000	7.250	03/13/28	3,218,553
Regions Financial Corp.(a)(e) (5 year CMT + 5.430%)
	1,000,000	5.750	12/31/99	951,110
Standard Chartered PLC(a)(b)(e) (5 year CMT + 3.805%)
	4,255,000	4.750	12/31/99	2,990,499
The Bank of New York Mellon Corp. (a)(e) (5 year CMT +
4.358%)
	2,000,000	4.700	12/31/99	1,945,220
The PNC Financial Services Group, Inc. (a)(e)
(5 year CMT + 3.000%)
	2,000,000	6.000	12/31/99	1,853,920
(5 year CMT + 3.238%)
	3,000,000	6.200	12/31/99	2,831,160
(7 year CMT + 2.808%)
	2,000,000	6.250	03/15/30	1,840,440
The Toronto-Dominion Bank(a)(e) (5 year CMT + 4.075%)
	2,000,000	8.125	10/31/82	2,035,680
Tinkoff Bank JSC Via TCS Finance Ltd.(a)(b)(e) (5 year CMT +
5.150%)
	200,000	6.000	12/31/49	124,600
Truist Financial Corp.(a)(e)
(10 year CMT + 4.349%)
	2,237,000	5.100	12/31/99	1,978,112
(5 year CMT + 4.605%)
	1,000,000	4.950	12/31/99	942,000
Ubs Group AG(a)(e) (5 yearUSD Swap + 4.590%)
	4,000,000	6.875	12/29/49	3,612,120
UniCredit SpA(a)(b)(e) (5 year CMT + 4.750%)
	1,525,000	5.459	06/30/35	1,296,646
United Bank for Africa PLC
	200,000	6.750	11/19/26	169,600
US Bancorp(a)(e) (5 year CMT + 2.541%)
	1,000,000	3.700	12/31/99	769,890
Uzbek Industrial and Construction Bank ATB
	600,000	5.750	12/02/24	553,988
Wells Fargo & Co.(a)(e) (5 year CMT + 3.453%)
	1,000,000	3.900	12/31/99	870,970

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Yapi ve Kredi Bankasi A/S(a)(e) (5 year USD Swap + 11.245%)
	$260,000	13.875%		12/31/99	$265,818

					112,228,627

Beverages(a) – 1.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS
	420,000	3.375	(b)	06/29/28	331,485
	950,000	3.375		06/29/28	749,787
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
	8,050,000	4.700		02/01/36	8,087,513
Anheuser-Busch InBev Worldwide, Inc.
	2,100,000	4.750		01/23/29	2,147,313
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL(b)
	680,000	5.250		04/27/29	634,440
Coca-Cola Icecek AS
	260,000	4.500		01/20/29	229,580
Constellation Brands, Inc.
	2,275,000	2.875		05/01/30	2,014,103
	3,975,000	2.250		08/01/31	3,298,375
Keurig Dr Pepper, Inc.
	1,055,000	3.200		05/01/30	964,070
	5,375,000	4.050		04/15/32	5,111,141
	308,000	3.800		05/01/50	244,996

					23,812,803

Building Materials(a) – 0.5%
Builders FirstSource, Inc.(b)
	1,800,000	5.000		03/01/30	1,685,448
Cemex SAB de CV(e)
(5 year CMT + 4.534%)
	800,000	5.125	(b)	12/31/99	704,740
(5 year CMT + 4.534%)
	460,000	5.125		12/31/99	405,225
(5 year CMT + 4.907%)
	590,000	9.125	(b)	03/14/28	583,775
CP Atlas Buyer, Inc.(b)
	2,160,000	7.000		12/01/28	1,634,148
GCC SAB de CV(b)
	860,000	3.614		04/20/32	724,174
Masonite International Corp.(b)
	2,075,000	5.375		02/01/28	2,005,280
Standard Industries, Inc.(b)
	1,880,000	4.375		07/15/30	1,619,996
	4,054,000	3.375		01/15/31	3,212,471

					12,575,257

Capital Goods(a)(b) – 0.1%
Benteler International AG
EUR	1,165,000	9.375		05/15/28	1,299,760
Chemicals(a) – 1.0%
Air Products & Chemicals, Inc.
	$200,000	2.800		05/15/50	145,896

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a) – (continued)
Ashland LLC(b)
$3,225,000	3.375%	09/01/31	$2,669,816
ASP Unifrax Holdings, Inc.(b)
775,000	5.250	09/30/28	638,654
Avient Corp.(b)
1,725,000	7.125	08/01/30	1,764,209
Axalta Coating Systems LLC(b)
3,100,000	3.375	02/15/29	2,696,411
Herens Holdco S.a.r.l.(b)
1,795,000	4.750	05/15/28	1,488,576
Huntsman International LLC
2,104,000	4.500	05/01/29	1,979,128
INEOS Quattro Finance 2 PLC(b)
780,000	3.375	01/15/26	720,057
Ingevity Corp.(b)
1,305,000	3.875	11/01/28	1,148,635
Minerals Technologies, Inc.(b)
1,695,000	5.000	07/01/28	1,560,027
OCP SA
960,000	5.125	06/23/51	706,080
Rayonier AM Products, Inc.(b)
281,000	7.625	01/15/26	250,180
Sasol Financing USA LLC
280,000	4.375	09/18/26	252,927
890,000	5.500	03/18/31	736,364
SPCM SA(b)
740,000	3.125	03/15/27	664,831
925,000	3.375	03/15/30	772,144
The Chemours Co.(b)
4,560,000	4.625	11/15/29	3,755,570
Valvoline, Inc.(b)
885,000	3.625	06/15/31	735,152
WR Grace Holdings LLC(b)
1,855,000	5.625	08/15/29	1,600,772

			24,285,429

Commercial Services – 1.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
2,557,000	6.625	07/15/26	2,464,334
1,700,000	6.000	06/01/29	1,322,957
APi Group DE, Inc.(a)(b)
5,193,000	4.125	07/15/29	4,514,535
575,000	4.750	10/15/29	520,852
APX Group, Inc.(a)(b)
4,286,000	5.750	07/15/29	3,831,555
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)(b)
1,605,000	5.375	03/01/29	1,455,462
Chesapeake Energy Corp.
2,000,000	0.000	09/15/26	42,500
Garda World Security Corp.(a)(b)
900,000	7.750	02/15/28	904,500
HealthEquity, Inc.(a)(b)
1,058,000	4.500	10/01/29	945,524
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS(a)(b)
899,234	9.500	07/10/36	736,416

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
Mersin Uluslararasi Liman Isletmeciligi A/S(a)
	$460,000	5.375%		11/15/24	$440,968
Metis Merger Sub LLC(a)(b)
	717,000	6.500		05/15/29	610,239
NESCO Holdings II, Inc.(a)(b)
	3,083,000	5.500		04/15/29	2,784,165
PayPal Holdings, Inc.(a)
	6,500,000	4.400		06/01/32	6,378,190
Rent-A-Center, Inc.(a)(b)
	850,000	6.375		02/15/29	745,297
Techem Verwaltungsgesellschaft 674 MBH(a)
EUR	668,190	6.000		07/30/26	693,943
The ADT Security Corp.(a)(b)
	$4,387,000	4.125		08/01/29	3,832,966
The Bidvest Group UK PLC(a)(b)
	470,000	3.625		09/23/26	426,173
United Rentals North America, Inc.(a)(b)
	3,555,000	6.000		12/15/29	3,602,637
Verisure Holding AB(a)(b)
EUR	725,000	3.250		02/15/27	701,015
Verisure Midholding AB(a)
	800,000	5.250	(b)	02/15/29	711,995
	1,450,000	5.250		02/15/29	1,290,491

					38,956,714

Computers(a) – 0.6%
Booz Allen Hamilton, Inc.(b)
	$2,513,000	3.875		09/01/28	2,313,317
Dell International LLC/EMC Corp.
	2,475,000	5.300		10/01/29	2,501,879
	2,699,000	8.100		07/15/36	3,175,590
Hewlett Packard Enterprise Co.
	2,730,000	6.200		10/15/35	2,940,155
KBR, Inc.(b)
	1,161,000	4.750		09/30/28	1,074,378
Presidio Holdings, Inc.(b)
	2,095,000	8.250		02/01/28	1,973,888
Unisys Corp.(b)
	1,060,000	6.875		11/01/27	708,493

					14,687,700

Distribution & Wholesale(a)(b) – 0.2%
American Builders & Contractors Supply Co., Inc.
	2,760,000	3.875		11/15/29	2,381,659
BCPE Empire Holdings, Inc.
	2,446,000	7.625		05/01/27	2,243,447

					4,625,106

Diversified Financial Services – 2.7%
AerCap Holdings NV(a)(e) (5 year CMT + 4.535%)
	1,825,000	5.875		10/10/79	1,704,514
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
	3,625,000	3.000		10/29/28	3,150,959
AG TTMT Escrow Issuer LLC(a)(b)
	1,025,000	8.625		09/30/27	1,052,398

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Air Lease Corp.(a)
$2,750,000	3.750%		06/01/26	$2,619,402
Ally Financial, Inc.
4,000,000	8.000		11/01/31	4,221,600
(7 year CMT + 3.481%)
3,415,000	4.700	(a)(e)	12/31/99	2,405,731
American Express Co.(a)(e) (5 year CMT + 2.854%)
1,000,000	3.550		12/31/99	843,530
Aviation Capital Group LLC(a)(b)
800,000	1.950		01/30/26	716,408
Avolon Holdings Funding Ltd.(a)(b)
3,450,000	5.250		05/15/24	3,405,874
1,300,000	3.250		02/15/27	1,160,302
1,927,000	2.528		11/18/27	1,621,127
B3 SA - Brasil Bolsa Balcao(b)
290,000	4.125		09/20/31	241,570
Castlelake Aviation Finance DAC(a)(b)
2,420,000	5.000		04/15/27	2,147,944
Discover Financial Services(a)(e) (5 year CMT + 5.783%)
1,000,000	6.125		12/31/99	949,260
Global Aircraft Leasing Co. Ltd.(a)(b) (PIK 7.250%, Cash 6.500%)
1,947,294	6.500		09/15/24	1,738,388
Intercorp Financial Services, Inc.(a)
340,000	4.125		10/19/27	299,158
Jefferies Finance LLC/JFIN Co-Issuer Corp.(a)(b)
3,829,000	5.000		08/15/28	3,231,638
Midcap Financial Issuer Trust(a)(b)
2,567,000	6.500		05/01/28	2,315,639
810,000	5.625		01/15/30	667,724
Nationstar Mortgage Holdings, Inc.(a)(b)
2,651,000	5.500		08/15/28	2,365,673
Navient Corp.(a)
4,388,000	5.500		03/15/29	3,777,673
NFP Corp.(a)(b)
3,360,000	6.875		08/15/28	2,933,112
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,560,332
1,643,000	4.000	(a)	09/15/30	1,243,800
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.(a)(b)
1,365,000	6.375		02/01/27	1,269,245
Raymond James Financial, Inc.(a)
900,000	4.650		04/01/30	892,296
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(a)(b)
2,305,000	2.875		10/15/26	2,052,533
2,390,000	4.000		10/15/33	1,870,271
The Charles Schwab Corp. (a)(e)
(5 year CMT + 3.168%)
2,875,000	4.000		12/31/99	2,407,669
(5 year CMT + 4.971%)
2,250,000	5.375		12/31/99	2,148,908
United Wholesale Mortgage LLC(a)(b)
3,195,000	5.500		04/15/29	2,751,214
Universe Trek Ltd.(c)(d)
400,000	0.000		06/15/26	383,500

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
VistaJet Malta Finance PLC/XO Management Holding, Inc.(a)(b)
$1,230,000	7.875%		05/01/27	$1,173,137
3,525,000	6.375		02/01/30	3,050,112

				64,372,641

Electrical – 0.8%
Adani Electricity Mumbai Ltd.
470,000	3.949		02/12/30	343,776
AES Panama Generation Holdings Srl(a)
1,440,000	4.375		05/31/30	1,242,014
Calpine Corp.(a)(b)
4,215,000	3.750		03/01/31	3,598,894
Cikarang Listrindo Tbk PT(a)
200,000	4.950		09/14/26	187,975
Energuate Trust(a)(b)
470,000	5.875		05/03/27	437,335
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA(a)
200,000	5.375		12/30/30	126,326
Eskom Holdings SOC Ltd.
430,000	7.125		02/11/25	418,524
220,000	6.350	(h)	08/10/28	207,127
458,000	8.450		08/10/28	437,762
Inkia Energy Ltd.(a)
200,000	5.875		11/09/27	185,913
Lamar Funding Ltd.
470,000	3.958		05/07/25	449,819
LLPL Capital Pte Ltd.
380,466	6.875		02/04/39	341,183
Minejesa Capital B.V.
260,000	4.625		08/10/30	229,288
Mong Duong Finance Holdings BV(a)
530,000	5.125		05/07/29	458,895
National Central Cooling Co. PJSC
820,000	2.500		10/21/27	740,716
NRG Energy, Inc.(a)
2,800,000	3.750	(b)	06/15/24	2,724,064
115,000	5.750		01/15/28	112,195
448,000	3.375	(b)	02/15/29	379,662
Pacific Gas & Electric Co.(a)
1,470,000	3.500		08/01/50	958,646
Pike Corp.(a)(b)
2,420,000	5.500		09/01/28	2,194,553
Sempra Energy(a)(e) (5 year CMT + 4.550%)
3,335,000	4.875		12/31/99	3,161,513

				18,936,180

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
1,473,000	7.250		06/15/28	1,513,876

Electronics(a)(b) – 0.3%
Coherent Corp.
1,225,000	5.000		12/15/29	1,102,096

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electronics(a)(b) – (continued)
Imola Merger Corp.
$6,867,000	4.750%	05/15/29	$5,947,096
TTM Technologies, Inc.
799,000	4.000	03/01/29	683,225

			7,732,417

Energy-Alternate Sources(a) – 0.0%
Greenko Solar Mauritius Ltd.
350,000	5.950	07/29/26	328,191
Greenko Wind Projects Mauritius Ltd.
380,000	5.500	04/06/25	359,575

			687,766

Engineering & Construction – 0.6%
Aeropuerto Internacional de Tocumen SA
1,040,000	5.125	08/11/61	799,045
Aeropuertos Dominicanos Siglo XXI SA(a)
1,630,000	6.750	03/30/29	1,599,030
Arcosa, Inc.(a)(b)
1,221,000	4.375	04/15/29	1,114,590
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/ Andean Telecom Par(a)(b)
950,000	4.050	04/27/26	813,616
Dycom Industries, Inc.(a)(b)
2,764,000	4.500	04/15/29	2,524,002
Global Infrastructure Solutions, Inc.(a)(b)
4,435,000	5.625	06/01/29	3,695,020
1,390,000	7.500	04/15/32	1,194,204
IHS Holding Ltd.(a)(b)
750,000	5.625	11/29/26	624,516
200,000	6.250	11/29/28	159,350
International Airport Finance SA(a)
661,398	12.000	03/15/33	621,543
Mexico City Airport Trust(a)
320,000	5.500	10/31/46	246,000
930,000	5.500	07/31/47	713,077

			14,103,993

Entertainment(a)(b) – 1.2%
Allen Media LLC/Allen Media Co-Issuer, Inc.
1,575,000	10.500	02/15/28	842,672
Banijay Entertainment SASU
1,800,000	5.375	03/01/25	1,763,460
Boyne USA, Inc.
1,275,000	4.750	05/15/29	1,156,055
Cinemark USA, Inc.
3,580,000	5.875	03/15/26	3,420,869
Lions Gate Capital Holdings LLC
2,540,000	5.500	04/15/29	1,837,589
Motion Bondco DAC
3,250,000	6.625	11/15/27	2,956,980
Penn Entertainment, Inc.
3,067,000	4.125	07/01/29	2,596,461
Scientific Games International, Inc.
500,000	7.000	05/15/28	500,395

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(a)(b) – (continued)
SeaWorld Parks & Entertainment, Inc.
	$4,880,000	5.250%	08/15/29	$4,389,121
Six Flags Entertainment Corp.
	1,854,000	5.500	04/15/27	1,768,512
Warnermedia Holdings, Inc.
	2,300,000	4.054	03/15/29	2,131,272
	4,775,000	4.279	03/15/32	4,244,163

				27,607,549

Environmental(a) – 0.9%
Covanta Holding Corp.
	670,000	5.000	09/01/30	592,481
GFL Environmental, Inc.(b)
	730,000	5.125	12/15/26	719,021
	6,980,000	4.000	08/01/28	6,376,090
Madison IAQ LLC(b)
	4,294,000	4.125	06/30/28	3,779,235
	485,000	5.875	06/30/29	379,740
Republic Services, Inc.
	7,650,000	2.375	03/15/33	6,377,270
Stericycle, Inc.(b)
	1,950,000	5.375	07/15/24	1,941,615

				20,165,452

Food & Drug Retailing – 1.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC(a)(b)
	2,595,000	4.625	01/15/27	2,511,337
	1,995,000	5.875	02/15/28	1,975,768
	502,000	4.875	02/15/30	469,721
Bellis Acquisition Co. PLC(a)(b)
GBP	475,000	3.250	02/16/26	489,689
BRF GmbH
	$1,180,000	4.350	09/29/26	1,027,928
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)(b)
	2,820,000	8.500	06/01/26	1,760,047
Kraft Heinz Foods Co.(a)
	2,303,000	5.000	07/15/35	2,313,962
	2,592,000	4.375	06/01/46	2,262,427
Performance Food Group, Inc.(a)(b)
	1,150,000	5.500	10/15/27	1,127,138
Post Holdings, Inc.(a)(b)
	5,984,000	4.625	04/15/30	5,402,415
Sysco Corp.(a)
	5,975,000	5.950	04/01/30	6,383,152
US Foods, Inc.(a)(b)
	2,690,000	4.750	02/15/29	2,501,781
	1,020,000	4.625	06/01/30	932,148

				29,157,513

Gaming(a) – 0.1%
Melco Resorts Finance Ltd.
	630,000	5.625	07/17/27	562,000
MGM Resorts International
	1,832,000	4.750	10/15/28	1,702,624

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Gaming(a) – (continued)
Studio City Finance Ltd.
	$200,000	6.000%		07/15/25	$182,750

					2,447,374

Hand/Machine Tools(a)(b) – 0.1%
Regal Rexnord Corp.
	2,020,000	6.300		02/15/30	2,054,239

Healthcare Providers & Services(a) – 1.3%
CAB SELAS(b)
EUR	1,175,000	3.375		02/01/28	1,030,569
Catalent Pharma Solutions, Inc.(b)
	$1,005,000	3.125		02/15/29	845,949
	840,000	3.500		04/01/30	710,623
Chrome Holdco SASU(b)
EUR	2,100,000	5.000		05/31/29	1,635,344
CHS/Community Health Systems, Inc.(b)
	$1,540,000	6.125		04/01/30	1,099,729
	2,170,000	4.750		02/15/31	1,749,953
DaVita, Inc.(b)
	7,070,000	3.750		02/15/31	5,666,746
Encompass Health Corp.
	1,200,000	4.500		02/01/28	1,131,804
HCA, Inc.
	250,000	5.875		02/15/26	253,890
Laboratoire Eimer Selas(b)
EUR	500,000	5.000		02/01/29	395,004
LifePoint Health, Inc.(b)
	$2,635,000	5.375		01/15/29	1,649,747
Medline Borrower LP(b)
	3,270,000	3.875		04/01/29	2,860,563
	2,285,000	5.250		10/01/29	1,976,274

Molina Healthcare, Inc.(b)
	1,893,000	3.875		05/15/32	1,625,273
Select Medical Corp.(b)
	1,700,000	6.250		08/15/26	1,665,677
Tenet Healthcare Corp.
	2,000,000	6.250		02/01/27	1,991,840
	3,289,000	6.125	(b)	06/15/30	3,266,898

					29,555,883

Holding Companies-Diversified(a) – 0.0%
KOC Holding A/S
	700,000	6.500		03/11/25	687,225

Home Builders – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(a)(b)
	1,642,000	4.875		02/15/30	1,284,865
Century Communities, Inc.(a)(b)
	4,550,000	3.875		08/15/29	3,985,254
Installed Building Products, Inc.(a)(b)
	800,000	5.750		02/01/28	758,224
KB Home(a)
	1,805,000	7.250		07/15/30	1,854,493

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Home Builders – (continued)
LGI Homes, Inc.(a)(b)
$3,698,000	4.000%	07/15/29	$3,036,797
PulteGroup, Inc.
3,000,000	7.875	06/15/32	3,481,650
Taylor Morrison Communities, Inc.(a)(b)
1,301,000	5.125	08/01/30	1,223,929

			15,625,212

Home Furnishings(a)(b) – 0.1%
Tempur Sealy International, Inc.
1,515,000	3.875	10/15/31	1,254,708

Household Products(a) – 0.1%
Central Garden & Pet Co.
1,380,000	4.125	10/15/30	1,180,410
Spectrum Brands, Inc.
108,000	5.750	07/15/25	107,283

			1,287,693

Housewares(a) – 0.2%
CD&R Smokey Buyer, Inc.(b)
1,094,000	6.750	07/15/25	962,819
Newell Brands, Inc.
1,380,000	6.000	04/01/46	1,075,172
The Scotts Miracle-Gro Co.
3,702,000	4.000	04/01/31	2,995,621
Turkiye Sise ve Cam Fabrikalari A/S
530,000	6.950	03/14/26	513,537

			5,547,149

Insurance – 1.1%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
1,550,000	10.125	08/01/26	1,575,405
2,230,000	4.250	02/15/29	1,872,308
2,490,000	6.000	08/01/29	2,074,568
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(a)(b)
1,666,000	6.750	10/15/27	1,554,828
5,500,000	6.750	04/15/28	5,493,125
American International Group, Inc.(a)
2,250,000	3.400	06/30/30	2,036,002
BroadStreet Partners, Inc.(a)(b)
2,940,000	5.875	04/15/29	2,560,446
Fidelity & Guaranty Life Holdings, Inc.(a)(b)
2,850,000	5.500	05/01/25	2,821,386
Markel Corp.(a)(e) (5 year CMT + 5.662%)
1,500,000	6.000	12/31/99	1,456,095
Prudential Financial, Inc.(a)(e)
(3M USD LIBOR + 3.920%)
1,000,000	5.625	06/15/43	998,230
(5 year CMT + 3.234%)
1,500,000	6.000	09/01/52	1,450,545
Sagicor Financial Co. Ltd.(a)(b)
790,000	5.300	05/13/28	754,450
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	96,217

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
USI, Inc.(a)(b)
	$1,850,000	6.875%		05/01/25	$1,829,132

					26,572,737

Internet(a) – 1.6%
Booking Holdings, Inc.
	2,850,000	4.625		04/13/30	2,864,307
Endurance International Group Holdings, Inc.(b)
	4,173,000	6.000		02/15/29	2,907,538
Expedia Group, Inc.
	1,160,000	6.250	(b)	05/01/25	1,173,769
	1,382,000	4.625		08/01/27	1,357,359
	3,425,000	3.250		02/15/30	3,008,452
Gen Digital, Inc.(b)
	4,000,000	5.000		04/15/25	3,956,360
Getty Images, Inc.(b)
	3,720,000	9.750		03/01/27	3,723,013
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
	1,305,000	5.250		12/01/27	1,254,784
GrubHub Holdings, Inc.(b)
	3,400,000	5.500		07/01/27	2,481,320
ION Trading Technologies Sarl(b)
	1,868,000	5.750		05/15/28	1,561,928
Match Group Holdings II LLC(b)
	2,103,000	3.625		10/01/31	1,716,490
Meituan
	480,000	3.050		10/28/30	380,340
Prosus NV
	600,000	3.257		01/19/27	546,675
Uber Technologies, Inc.(b)
	3,200,000	7.500		05/15/25	3,248,160
	1,800,000	6.250		01/15/28	1,816,398
	4,090,000	4.500		08/15/29	3,769,957
United Group B.V.(b)
EUR	1,225,000	4.625		08/15/28	1,032,874

					36,799,724

Investment Companies(a) – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	$5,743,000	4.375		02/01/29	5,039,712

Iron/Steel – 0.2%
CAP SA(a)(b)
	200,000	3.900		04/27/31	153,225
Cleveland-Cliffs, Inc.(a)
	2,250,000	5.875		06/01/27	2,213,865
	1,620,000	4.875	(b)	03/01/31	1,423,462
Metinvest B.V.(a)
	200,000	8.500		04/23/26	127,500
Samarco Mineracao SA(f)
	400,000	4.125		11/01/22	147,325
Vale Overseas Ltd.(a)
	460,000	3.750		07/08/30	409,377

					4,474,754

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Leisure Time(a)(b) – 0.0%
TUI Cruises GmbH
EUR	1,100,000	6.500%		05/15/26	$1,081,900

Lodging(a) – 0.3%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
	$3,795,000	5.000		06/01/29	3,434,361
Marriott International, Inc.
	1,700,000	4.900		04/15/29	1,689,001
Marriott Ownership Resorts, Inc.(b)
	710,000	4.500		06/15/29	619,397
Travel + Leisure Co.(b)
	598,000	6.625		07/31/26	596,983

					6,339,742

Machinery - Construction & Mining(a)(b) – 0.2%
BWX Technologies, Inc.
	1,023,000	4.125		06/30/28	948,290
Vertiv Group Corp.
	2,956,000	4.125		11/15/28	2,670,746

					3,619,036

Machinery-Diversified(a)(b) – 0.3%
Chart Industries, Inc.
	1,735,000	7.500		01/01/30	1,789,548
Titan Acquisition Ltd./Titan Co-Borrower LLC
	588,000	7.750		04/15/26	527,219
TK Elevator Holdco GmbH
	4,509,000	7.625		07/15/28	4,013,100

					6,329,867

Media – 3.0%
Altice Financing SA(a)(b)
	1,848,000	5.000		01/15/28	1,496,658
EUR	2,975,000	4.250		08/15/29	2,551,289
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	$4,980,000	4.750		03/01/30	4,286,834
	4,800,000	4.750		02/01/32	3,972,288
	6,580,000	4.250		01/15/34	5,037,582
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	12,000,000	6.384		10/23/35	11,857,080
Comcast Corp.(a)
	2,827,000	2.800		01/15/51	1,912,352
Cumulus Media New Holdings, Inc.(a)(b)
	2,421,000	6.750		07/01/26	1,835,602
Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(b)(f)
	3,345,000	6.625		08/15/27	101,019
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(a)(b)
	5,980,000	5.875		08/15/27	5,247,988
DISH DBS Corp.
	1,720,000	5.250	(a)(b)	12/01/26	1,312,807
	1,700,000	7.375	(a)	07/01/28	849,235
	4,195,000	5.125		06/01/29	1,939,349
iHeartCommunications, Inc.(a)
	4,605,000	8.375		05/01/27	3,015,538

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
	$550,000	4.750	%(b)	01/15/28	$427,944
LCPR Senior Secured Financing DAC(a)(b)
	3,156,000	5.125		07/15/29	2,702,641
News Corp.(a)(b)
	2,470,000	3.875		05/15/29	2,193,187
Nexstar Media, Inc.(a)(b)
	1,500,000	5.625		07/15/27	1,408,890
Scripps Escrow, Inc.(a)(b)
	2,320,000	5.875		07/15/27	1,675,481
Sinclair Television Group, Inc.(a)(b)
	1,210,000	5.125		02/15/27	1,042,052
Sirius XM Radio, Inc.(a)(b)
	820,000	3.125		09/01/26	733,933
	5,020,000	4.000		07/15/28	4,242,703
	2,260,000	3.875		09/01/31	1,707,701
TEGNA, Inc.(a)
	2,300,000	4.625		03/15/28	2,047,828
Telecomunicaciones Digitales SA(a)
	450,000	4.500		01/30/30	369,281
Townsquare Media, Inc.(a)(b)
	2,038,000	6.875		02/01/26	1,898,051
Urban One, Inc.(a)(b)
	3,900,000	7.375		02/01/28	3,544,749
Ziggo B.V.(a)(b)
	1,628,000	4.875		01/15/30	1,400,748
Ziggo Bond Co. B.V.(a)(b)
EUR	675,000	3.375		02/28/30	567,268
	$500,000	5.125		02/28/30	406,120

					71,784,198

Mining – 0.5%
Constellium SE(a)(b)
	2,585,000	3.750		04/15/29	2,227,701
Endeavour Mining PLC(a)
	200,000	5.000	(b)	10/14/26	173,413
	400,000	5.000		10/14/26	346,825
First Quantum Minerals Ltd.(a)(b)
	550,000	6.875		10/15/27	532,056
Freeport-McMoRan, Inc.(a)
	2,000,000	5.400		11/14/34	1,968,560
Glencore Finance Canada Ltd.(b)
	3,000,000	5.550		10/25/42	2,885,280
Glencore Funding LLC(a)(b)
	2,975,000	2.850		04/27/31	2,510,840
Novelis Corp.(a)(b)
	2,400,000	4.750		01/30/30	2,172,360
Stillwater Mining Co.(a)
	200,000	4.000		11/16/26	179,413

					12,996,448

Miscellaneous Manufacturing – 0.2%
General Electric Co.
	1,950,000	6.750		03/15/32	2,240,335
(3M USD LIBOR + 3.330%)
	2,057,000	8.196	(a)(e)	12/29/49	2,057,741

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Miscellaneous Manufacturing – (continued)
Hillenbrand, Inc.(a)
$1,349,000	3.750%		03/01/31	$1,158,575

				5,456,651

Multi-National – 0.1%
The African Export-Import Bank(a)
670,000	3.994		09/21/29	567,664
The Eastern & Southern African Trade & Development Bank
750,000	4.875		05/23/24	715,800
520,000	4.125		06/30/28	420,867

				1,704,331

Office & Business Equipment(a) – 0.1%
CDW LLC/CDW Finance Corp.
1,440,000	4.125		05/01/25	1,407,168
Xerox Holdings Corp.(b)
1,055,000	5.000		08/15/25	1,005,457

				2,412,625

Oil & Gas – 0.0%
YPF SA
175,000	8.500		03/23/25	158,353

Oil Field Services – 2.6%
California Resources Corp.(a)(b)
2,135,000	7.125		02/01/26	2,156,734
Cia General de Combustibles SA(b)
102,760	9.500		03/08/25	100,898
Civitas Resources, Inc.(a)(b)
1,345,000	5.000		10/15/26	1,270,366
Continental Resources, Inc.(a)(b)
1,306,000	5.750		01/15/31	1,272,788
DNO ASA(a)(b)
196,690	8.375		05/29/24	195,891
1,430,000	7.875		09/09/26	1,345,094
Ecopetrol SA(a)
470,000	4.625		11/02/31	349,210
910,000	8.875		01/13/33	879,856
650,000	5.875		11/02/51	411,044
EQT Corp.(a)
460,000	3.900		10/01/27	435,040
1,915,000	3.625	(b)	05/15/31	1,671,948
Genel Energy Finance 4 PLC(a)(b)
200,000	9.250		10/14/25	188,750
Geopark Ltd.(a)(b)
400,000	5.500		01/17/27	330,950
Guara Norte S.a.r.l
865,041	5.198		06/15/34	730,960
Hunt Oil Co. of Peru LLC Sucursal Del Peru
1,022,580	6.375		06/01/28	973,560
KazMunayGas National Co. JSC(a)
970,000	3.500		04/14/33	744,051
Kosmos Energy Ltd.(a)
1,709,000	7.125		04/04/26	1,510,649
Leviathan Bond Ltd.(a)(b)
470,000	5.750		06/30/23	467,298

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Lukoil Securities B.V.(b)
$250,000	3.875%		05/06/30	$179,750
Matador Resources Co.(a)(b)
2,795,000	6.875		04/15/28	2,815,879
MEG Energy Corp.(a)(b)
2,480,000	7.125		02/01/27	2,541,206
1,250,000	5.875		02/01/29	1,200,288
Nabors Industries, Inc.(a)(b)
7,530,000	7.375		05/15/27	7,304,401
Noble Finance II LLC(a)(b)
1,560,000	8.000		04/15/30	1,597,268
Occidental Petroleum Corp.(a)
2,550,000	6.625		09/01/30	2,719,626
Petrobras Global Finance BV(a)
930,000	5.500		06/10/51	735,165
Petroleos Mexicanos
96,000	6.490	(a)	01/23/27	85,920
428,000	6.500		03/13/27	381,519
Range Resources Corp.(a)(b)
985,000	4.750		02/15/30	905,914
Saka Energi Indonesia PT
200,000	4.450		05/05/24	193,500
SEPLAT Energy PLC(a)
630,000	7.750	(b)	04/01/26	502,346
820,000	7.750		04/01/26	653,848
ShaMaran Petroleum Corp.(a)(b)
870,000	12.000		07/30/25	818,344
Southwestern Energy Co.(a)
1,445,000	4.750		02/01/32	1,276,759
Sunoco LP/Sunoco Finance Corp.(a)
6,970,000	4.500		05/15/29	6,329,457
TechnipFMC PLC(a)(b)
3,635,000	6.500		02/01/26	3,639,471
Tengizchevroil Finance Co. International Ltd.(a)
830,000	2.625		08/15/25	740,931
200,000	3.250		08/15/30	150,475
Tiger Holdco Pte Ltd.(a)(b)(i)
212,334	13.000		06/10/23	210,874
Transocean Poseidon Ltd.(a)(b)
845,813	6.875		02/01/27	825,395
Transocean Titan Financing Ltd.(a)(b)
815,000	8.375		02/01/28	831,585
Transocean, Inc.(a)(b)
4,448,000	11.500		01/30/27	4,554,085
360,000	8.750		02/15/30	363,481
Tullow Oil PLC(a)
1,020,000	7.000		03/01/25	618,885
USA Compression Partners LP/USA Compression Finance Corp.(a)
4,480,000	6.875		04/01/26	4,432,512
YPF SA
324,000	8.750		04/04/24	303,912

				61,947,883

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging – 0.9%
ARD Finance SA(a)(i) (PIK 5.750%, Cash 5.000%)
EUR	2,648,270	5.000%		06/30/27	$2,236,951
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)
	$523,000	6.000	(b)	06/15/27	520,641
EUR	2,531,000	3.000		09/01/29	2,042,877
	$1,463,000	4.000	(b)	09/01/29	1,191,584
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
	3,295,000	5.250		08/15/27	2,820,849
Berry Global, Inc.(a)(b)
	1,308,000	4.500		02/15/26	1,270,081
	2,000,000	5.625		07/15/27	1,976,020
LABL, Inc.(a)(b)
	1,750,000	6.750		07/15/26	1,733,673
Owens-Brockway Glass Container, Inc.(b)
	527,000	5.875		08/15/23	526,352
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(a)(b)
	1,410,000	4.000		10/15/27	1,268,887
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA(a)(b)
	290,000	3.500		08/02/28	245,376
Sealed Air Corp.(b)
	1,843,000	6.875		07/15/33	1,956,953
Trivium Packaging Finance B.V.(a)(b)
	1,075,000	5.500		08/15/26	1,043,642
	1,300,000	8.500		08/15/27	1,255,566

					20,089,452

Pharmaceuticals(a) – 1.3%
AbbVie, Inc.
	6,650,000	3.200		11/21/29	6,144,600
AdaptHealth LLC(b)
	1,445,000	6.125		08/01/28	1,283,189
	670,000	4.625		08/01/29	546,894
	1,020,000	5.125		03/01/30	843,999
Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	2,843,552
Cheplapharm Arzneimittel GmbH(b)
	1,268,000	5.500		01/15/28	1,158,749
CVS Health Corp.
	6,765,000	3.750		04/01/30	6,333,934
Organon & Co./Organon Foreign Debt Co.-Issuer BV(b)
	700,000	4.125		04/30/28	644,112
	1,950,000	5.125		04/30/31	1,735,715
Prestige Brands, Inc.(b)
	1,855,000	3.750		04/01/31	1,571,074
Teva Pharmaceutical Finance Netherlands II BV
EUR	210,000	3.750		05/09/27	208,838
	310,000	7.375		09/15/29	345,910
The Cigna Group
	$7,375,000	2.400		03/15/30	6,386,307

					30,046,873

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – 3.7%
Buckeye Partners LP(a)
$2,100,000	4.350%		10/15/24	$2,046,723
4,636,000	3.950		12/01/26	4,219,455
929,000	4.125		12/01/27	834,242
1,217,000	4.500	(b)	03/01/28	1,106,557
Cheniere Energy Partners LP(a)
1,800,000	4.500		10/01/29	1,694,322
CNX Midstream Partners LP(a)(b)
1,210,000	4.750		04/15/30	1,016,533
CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(b)
4,130,000	5.500		06/15/31	3,850,482
DCP Midstream Operating LP(b)
4,000,000	6.750		09/15/37	4,342,200
DT Midstream, Inc.(a)(b)
4,130,000	4.375		06/15/31	3,593,678
Energy Transfer LP
2,985,000	6.625		10/15/36	3,160,249
Enterprise Products Operating LLC(a)(e) (3M USD LIBOR + 2.778%)
1,000,000	7.740		06/01/67	896,400
EQM Midstream Partners LP(a)(b)
2,305,000	7.500		06/01/27	2,294,605
Galaxy Pipeline Assets Bidco Ltd.
920,000	3.250		09/30/40	731,573
Genesis Energy LP/Genesis Energy Finance Corp.(a)
2,010,000	7.750		02/01/28	1,980,714
Global Partners LP/GLP Finance Corp.(a)
3,922,000	6.875		01/15/29	3,654,284
GNL Quintero SA
206,496	4.634		07/31/29	200,469
Hess Midstream Operations LP(a)(b)
990,000	5.500		10/15/30	922,294
Howard Midstream Energy Partners LLC(a)(b)
1,565,000	6.750		01/15/27	1,466,921
ITT Holdings LLC(a)(b)
3,380,000	6.500		08/01/29	2,805,704
Kinder Morgan Energy Partners LP
7,000,000	7.300		08/15/33	7,857,360
Kinetik Holdings LP(a)(b)
3,490,000	5.875		06/15/30	3,342,373
MPLX LP(a)
5,925,000	2.650		08/15/30	5,061,965
NuStar Logistics LP(a)
2,569,000	6.375		10/01/30	2,474,641
Oleoducto Central SA(a)
490,000	4.000		07/14/27	430,986
Plains All American Pipeline LP/PAA Finance Corp.(a)
3,000,000	3.600		11/01/24	2,928,900
Sabine Pass Liquefaction LLC(a)
2,275,000	4.200		03/15/28	2,204,339
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)
3,260,000	5.750		04/15/25	2,713,950
3,370,000	8.500	(b)	10/15/26	3,249,961

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	$525,000	6.000%		12/31/30	$467,192
	4,485,000	6.000		09/01/31	4,005,912
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
	1,910,000	4.875		02/01/31	1,805,370
The Williams Cos., Inc.
	7,000,000	7.500		01/15/31	7,841,610
Venture Global Calcasieu Pass LLC(a)(b)
	3,243,000	4.125		08/15/31	2,873,687

					88,075,651

Real Estate – 0.1%
CIFI Holdings Group Co. Ltd.(a)
	260,000	4.800		05/17/28	38,561
Country Garden Holdings Co. Ltd.(d)
	210,000	5.625		12/15/26	94,080
GTC Aurora Luxembourg SA(a)
EUR	250,000	2.250		06/23/26	216,558
IRSA Inversiones y Representaciones SA(a)(b)
	$277,787	8.750		06/22/28	271,363
Realogy Group LLC/Realogy Co.-Issuer Corp.(a)(b)
	2,080,000	5.750		01/15/29	1,544,837
Redsun Properties Group Ltd.(a)(f)
	230,000	7.300		01/13/25	25,703
Shimao Group Holdings Ltd.(a)(f)
	560,000	3.450		01/11/31	68,600
Sunac China Holdings Ltd.(a)
	370,000	6.500		07/09/23	72,150
	200,000	7.950	(f)	10/11/23	39,000
	200,000	6.650		08/03/24	39,000
	320,000	6.500		01/26/26	62,400
The Howard Hughes Corp.(a)(b)
	734,000	4.125		02/01/29	617,742
Yuzhou Group Holdings Co. Ltd.(a)(f)
	200,000	6.000		10/25/23	14,000
	280,000	7.375		01/13/26	19,600
(-1x 5 Year CMT + 8.527%)
	380,000	5.375		09/29/23	13,300

					3,136,894

Real Estate Investment Trust(a) – 0.9%
American Tower Corp.
	2,125,000	3.950		03/15/29	2,007,976
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(b)
	600,000	5.750		05/15/26	543,660
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332(b)
	1,630,000	4.375		07/22/31	1,206,506
Crown Castle, Inc.
	300,000	4.150		07/01/50	240,993
Iron Mountain Information Management Services, Inc.(b)
	2,395,000	5.000		07/15/32	2,103,864
MPT Operating Partnership LP/MPT Finance Corp.
	3,000,000	5.000		10/15/27	2,524,290

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(a) – (continued)
$2,680,000	3.500%	03/15/31	$1,838,801
SBA Communications Corp.
2,637,000	3.875	02/15/27	2,456,814
Starwood Property Trust, Inc.
2,700,000	4.750	03/15/25	2,548,125
Trust Fibra Uno
510,000	4.869	01/15/30	431,205
VICI Properties LP
2,480,000	4.750	02/15/28	2,395,085
VICI Properties LP/VICI Note Co., Inc.(b)
1,526,000	3.500	02/15/25	1,467,554
1,306,000	4.625	06/15/25	1,269,262

			21,034,135

Retailing – 1.7%
Arko Corp.(a)(b)
1,770,000	5.125	11/15/29	1,433,558
Asbury Automotive Group, Inc.(a)(b)
1,462,000	4.625	11/15/29	1,302,467
809,000	5.000	02/15/32	697,334
AutoNation, Inc.(a)
961,000	4.750	06/01/30	906,329
Beacon Roofing Supply, Inc.(a)(b)
2,560,000	4.125	05/15/29	2,252,800
eG Global Finance PLC(a)(b)
3,800,000	6.750	02/07/25	3,600,386
Foundation Building Materials, Inc.(a)(b)
2,540,000	6.000	03/01/29	2,036,216
GYP Holdings III Corp.(a)(b)
1,160,000	4.625	05/01/29	1,023,816
InRetail Consumer(a)
400,000	3.250	03/22/28	342,575
LCM Investments Holdings II LLC(a)(b)
3,020,000	4.875	05/01/29	2,573,100
Lowe’s Cos., Inc.(a)
2,062,000	3.750	04/01/32	1,909,928
Lowe’s Cos., Inc.(a)
4,400,000	5.000	04/15/33	4,443,824
Penske Automotive Group, Inc.(a)
2,179,000	3.750	06/15/29	1,893,159
QVC, Inc.
1,200,000	4.850	04/01/24	1,028,448
Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(b)
3,446,000	6.375	09/30/26	3,126,935
SRS Distribution, Inc.(a)(b)
1,912,000	4.625	07/01/28	1,688,162
3,525,000	6.125	07/01/29	2,915,457
Suburban Propane Partners LP/Suburban Energy Finance Corp.(a)(b)
2,245,000	5.000	06/01/31	1,965,834
The Home Depot, Inc.(a)
1,170,000	3.350	04/15/50	910,482

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Yum! Brands, Inc.(a)(b)
	$3,064,000	4.750%		01/15/30	$2,961,295

					39,012,105

Semiconductors(a) – 0.6%
Amkor Technology, Inc.(b)
	1,398,000	6.625		09/15/27	1,400,293
Broadcom, Inc.
	3,723,000	4.150		11/15/30	3,465,219
	2,069,000	3.469	(b)	04/15/34	1,709,615
	1,856,000	3.137	(b)	11/15/35	1,437,194
	3,319,000	3.187	(b)	11/15/36	2,527,750
NXP B.V./NXP Funding LLC/NXP USA, Inc.
	975,000	4.400		06/01/27	959,273
	982,000	3.400		05/01/30	882,406
Qorvo, Inc.
	750,000	4.375		10/15/29	681,915

					13,063,665

Software(a) – 1.2%
AthenaHealth Group, Inc.(b)
	4,765,000	6.500		02/15/30	3,908,396
Castle U.S. Holding Corp.(b)
	4,104,000	9.500		02/15/28	2,614,987
Clarivate Science Holdings Corp.(b)
	3,509,000	3.875		07/01/28	3,160,241
	2,401,000	4.875		07/01/29	2,164,117
Elastic NV(b)
	1,835,000	4.125		07/15/29	1,582,284
Oracle Corp.
	2,000,000	4.650		05/06/30	1,961,160
	2,015,000	4.900		02/06/33	1,981,612
	1,405,000	3.600		04/01/50	998,112
Playtika Holding Corp.(b)
	3,198,000	4.250		03/15/29	2,740,142
PTC, Inc.(b)
	4,000	3.625		02/15/25	3,856
ROBLOX Corp.(b)
	1,975,000	3.875		05/01/30	1,668,618
SS&C Technologies, Inc.(b)
	850,000	5.500		09/30/27	822,834
TeamSystem SpA(b)
EUR	3,100,000	3.500		02/15/28	3,011,791
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(b)
	$1,450,000	3.875		02/01/29	1,250,393

					27,868,543

Sovereign(a)(e) – 0.2%
CoBank ACB (3M USD LIBOR + 4.660%)
	5,350,000	6.250		12/29/49	5,081,216

Technology - Software/Services(a)(b) – 0.1%
Virtusa Corp.
	2,371,000	7.125		12/15/28	1,911,311

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – 1.4%
Altice France SA(a)(b)
	$4,695,000	5.500%	10/15/29	$3,519,935
America Movil SAB de CV(a)(b)
	770,000	5.375	04/04/32	697,928
AT&T, Inc.(a)
	2,900,000	2.750	06/01/31	2,500,235
	3,475,000	2.250	02/01/32	2,841,577
Axian Telecom(a)(b)
	250,000	7.375	02/16/27	225,047
CAS Capital No. 1 Ltd.(a)(e) (5 year CMT + 3.642%)
	204,000	4.000	07/12/26	164,513
Chindata Group Holdings Ltd.
	230,000	10.500	02/23/26	223,646
CommScope, Inc.(a)(b)
	1,430,000	7.125	07/01/28	1,024,867
CT Trust(a)
	1,480,000	5.125	02/03/32	1,217,115
Intelsat Jackson Holdings SA(g)
	708,000	0.000	08/01/23	—
	3,000,000	0.000	10/15/24	—
Level 3 Financing, Inc.(a)(b)
	1,506,000	10.500	05/15/30	1,441,920
Lorca Telecom Bondco SA(a)(b)
EUR	1,525,000	4.000	09/18/27	1,544,286
MTN Mauritius Investments Ltd.
	$420,000	6.500	10/13/26	417,716
Nokia of America Corp.
	3,000,000	6.450	03/15/29	2,867,400
Sprint Capital Corp.
	1,150,000	8.750	03/15/32	1,406,680
Telecom Argentina SA(b)
	153,260	8.500	08/06/25	142,273
Telecom Italia Capital SA
	1,800,000	7.200	07/18/36	1,624,644
	1,000,000	7.721	06/04/38	935,760
T-Mobile USA, Inc.(a)
	7,351,000	3.875	04/15/30	6,925,745
	1,896,000	4.500	04/15/50	1,657,616
Verizon Communications, Inc.(a)
	2,800,000	3.150	03/22/30	2,532,404

				33,911,307

Telecommunications(a) – 0.0%
Telefonica Celular Del Paraguay SA
	750,000	5.875	04/15/27	690,375

Toys/Games/Hobbies(a)(b) – 0.1%
Mattel, Inc.
	2,185,000	3.375	04/01/26	2,066,333

Transportation – 0.6%
Canadian Pacific Railway Co.(a)
	1,900,000	2.450	12/02/31	1,696,396
Cargo Aircraft Management, Inc.(a)(b)
	785,000	4.750	02/01/28	705,566

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
CSX Corp.(a)
$6,575,000	4.100%		11/15/32	$6,372,753
MV24 Capital B.V.
291,210	6.748	(b)	06/01/34	259,777
659,505	6.748		06/01/34	588,320
Rand Parent LLC(a)(b)
2,910,000	8.500		02/15/30	2,633,579
Transnet SOC Ltd.(b)
860,000	8.250		02/06/28	851,024
XPO Escrow Sub LLC(a)(b)
1,745,000	7.500		11/15/27	1,796,006

				14,903,421

Trucking & Leasing(a)(b) – 0.1%
Fortress Transportation & Infrastructure Investors LLC
2,220,000	5.500		05/01/28	2,036,961

TOTAL CORPORATE OBLIGATIONS (Cost $1,222,558,187)				$1,101,236,462

Shares	Description	Value

Common Stocks – 39.1%

Aerospace & Defense – 0.6%
47,766	L3Harris Technologies, Inc.	$9,321,535
9,449	Northrop Grumman Corp.	4,358,540

		13,680,075

Air Freight & Logistics – 0.3%
34,598	United Parcel Service, Inc.
	Class B	6,221,066

Banks – 2.6%
429,723	Bank of America Corp.	12,582,289
272,213	BNP Paribas SA ADR	8,784,314
173,983	JPMorgan Chase & Co.	24,051,410
840,461	Nordea Bank Abp ADR	9,379,545
225,255	Truist Financial Corp.	7,338,808

		62,136,366

Beverages – 0.8%
152,430	Coca-Cola Europacific Partners PLC	9,827,162
132,102	The Coca-Cola Co.	8,474,343

		18,301,505

Biotechnology – 0.8%
22,247	Amgen, Inc.	5,333,496
153,878	Gilead Sciences, Inc.	12,650,310

		17,983,806

Capital Markets – 1.2%
154,194	BlackRock, Inc.	21,034,724

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
56,699	Singapore Exchange Ltd. ADR	$6,120,090

		27,154,814

Chemicals – 0.6%
36,771	Linde PLC	13,585,046

Commerical Services & Supplies – 0.6%
97,898	Republic Services, Inc.	14,158,009

Communications Equipment – 0.6%
286,954	Cisco Systems, Inc.	13,558,576
35,606	Intelsat Emergence SA(f)	883,492

		14,442,068

Construction & Engineering – 0.4%
271,546	Vinci SA ADR	8,382,625

Consumer Finance – 0.4%
51,573	American Express Co.	8,320,788

Consumer Staples Distribution & Retail – 1.4%
301,655	Koninklijke Ahold Delhaize
	NV ADR	10,376,932
60,909	Target Corp.	9,608,395
93,802	Walmart, Inc.	14,161,288

		34,146,615

Containers & Packaging – 0.1%
103,760	International Paper Co.	3,435,494

Diversified Telecommunication Services – 0.6%
774,414	AT&T, Inc.	13,683,895

Electric Utilities – 0.9%
183,122	NextEra Energy, Inc.	14,032,639
111,889	Xcel Energy, Inc.	7,822,160

		21,854,799

Electrical Equipment – 1.4%
94,186	Eaton Corp. PLC	15,740,364
511,458	Schneider Electric SE ADR	17,829,426

		33,569,790

Electronic Equipment, Instruments & Components – 0.3%
23,431	CDW Corp.	3,973,663
34,513	TE Connectivity Ltd.	4,223,356

		8,197,019

Energy Equipment & Services*(f) –0.1%
63,962	Noble Corp. PLC	2,459,339

Entertainment – 0.2%
30,997	Electronic Arts, Inc.	3,945,298

Financial Services – 0.4%
39,559	Visa, Inc. Class A	9,206,566

Food Products – 1.3%
73,013	Archer-Daniels-Midland Co.	5,700,855
63,069	General Mills, Inc.	5,589,805
101,506	Nestle SA ADR	13,019,160

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)

Food Products – (continued)
161,753	The Kraft Heinz Co.	$6,352,040

		30,661,860

Ground Transportation – 0.3%
30,293	Norfolk Southern Corp.	6,150,388

Health Care Equipment & Supplies – 0.9%
75,273	Abbott Laboratories	8,315,408
61,303	Hoya Corp. ADR	6,456,432
50,203	Zimmer Biomet Holdings, Inc.	6,950,104

		21,721,944

Health Care Providers & Services – 0.9%
140,877	CVS Health Corp.	10,327,693
19,995	UnitedHealth Group, Inc.	9,839,339

		20,167,032

Health Care REITs – 0.6%
230,918	Healthpeak Properties, Inc.	5,073,269
197,282	Ventas, Inc.	9,479,400

		14,552,669

Hotels, Restaurants & Leisure – 1.0%
44,974	McDonald’s Corp.	13,301,061
68,114	Yum! Brands, Inc.	9,575,466

		22,876,527

Household Products – 0.8%
575,602	Reckitt Benckiser Group PLC
	ADR	9,422,605
56,840	The Procter & Gamble Co.	8,888,639

		18,311,244

Industrial Conglomerates – 0.4%
53,017	Honeywell International, Inc.	10,594,917

Insurance – 1.1%
51,184	Marsh & McLennan Cos., Inc.	9,222,845
70,872	The Allstate Corp.	8,204,143
190,163	Zurich Insurance Group AG
	ADR	9,215,299

		26,642,287

IT Services – 0.3%
22,337	Accenture PLC Class A	6,260,838

Machinery – 0.8%
32,171	Caterpillar, Inc.	7,039,015
48,696	Illinois Tool Works, Inc.	11,781,510

		18,820,525

Media – 0.7%
194,739	Bright Pattern Holding Co.(f)(g)	1,947
153,313	Comcast Corp. Class A	6,342,559
65,985	Omnicom Group, Inc.	5,976,261

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
81,145	The New York Times Co.
	Class A	$3,225,514

		15,546,281

Metals & Mining – 0.8%
215,986	Freeport-McMoRan, Inc.	8,188,029
172,339	Rio Tinto PLC ADR	11,027,973

		19,216,002

Multi-Utilities – 1.6%
97,027	Ameren Corp.	8,632,492
118,777	CMS Energy Corp.	7,395,056
106,208	Dominion Energy, Inc.	6,068,725
115,385	National Grid PLC ADR	8,267,335
51,826	Sempra Energy	8,058,425

		38,422,033

Oil, Gas & Consumable Fuels – 2.9%
2,490	Chesapeake Energy Corp.	205,873
136,159	ConocoPhillips	14,009,399
41,326	EOG Resources, Inc.	4,937,217
189,190	Exxon Mobil Corp.	22,388,745
39,012	Pioneer Natural Resources Co.	8,487,061
290,987	Shell PLC ADR	18,035,374
86,915	Summit Midstream Partners LP(f)	1,332,407

		69,396,076

Personal Products – 0.4%
189,776	Unilever PLC ADR	10,538,261

Pharmaceuticals – 3.6%
160,611	AstraZeneca PLC ADR	11,759,937
293,283	Bristol-Myers Squibb Co.	19,582,506
34,804	Eli Lilly & Co.	13,777,511
133,498	Johnson & Johnson	21,853,623
255,848	Roche Holding AG ADR	10,034,359
41,004	Zoetis, Inc.	7,207,683

		84,215,619

Residential REITs – 0.3%
43,151	AvalonBay Communities, Inc.	7,783,146

Retail REITs – 0.3%
98,673	Regency Centers Corp.	6,061,482

Semiconductors & Semiconductor Equipment – 1.9%
13,249	ASML Holding NV	8,437,758
12,478	KLA Corp.	4,823,246
220,634	Marvell Technology, Inc.	8,710,630
90,363	Taiwan Semiconductor
	Manufacturing Co. Ltd. ADR	7,617,601
39,005	Texas Instruments, Inc.	6,521,636
162,423	Tokyo Electron Ltd. ADR	9,363,686

		45,474,557

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Software – 1.0%
194,739	Aspect Software, Inc.
	Class B(f)(g)	$1,947
10,085	Intuit, Inc.	4,477,236
27,882	Microsoft Corp.	8,567,023
104,337	Oracle Corp.	9,882,801

		22,929,007

Specialized REITs – 0.7%
42,573	American Tower Corp.	8,701,495
78,439	Digital Realty Trust, Inc.	7,777,227

		16,478,722

Specialty Retail – 0.9%
118,094	Foot Locker, Inc.	4,958,767
45,833	Lowe’s Cos., Inc.	9,525,473
64,518	Ross Stores, Inc.	6,886,006

		21,370,246

Technology Hardware, Storage & Peripherals – 0.3%
152,394	Dell Technologies, Inc. Class C	6,627,615

Textiles, Apparel & Luxury Goods – 0.3%
157,929	Tapestry, Inc.	6,445,083

Trading Companies & Distributors – 0.4%
181,494	Fastenal Co.	9,771,637

Water Utilities – 0.3%
50,688	American Water Works Co.,
	Inc.	7,514,496

TOTAL COMMON STOCKS (Cost $766,429,769)		$919,415,477

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(e)(j) – 6.4%

Aerospace & Defense – 0.1%
ADS Tactical, Inc. (1M USD LIBOR + 5.750%)
$3,607,205	10.775%	03/19/26	$3,395,282

Automotive – 0.5%
First Brands Group LLC
(3M USD LIBOR + 8.500%)
2,900,000	13.602	03/30/28	2,545,968
(3M USD SOFR + 5.000%)
698,250	10.246	03/30/27	668,574
(6M USD SOFR + 5.000%)
3,291,954	10.252	03/30/27	3,183,583
Garrett LX I S.a.r.l. (3M USD LIBOR + 3.250%)
2,758,000	8.657	04/30/28	2,701,461
OEConnection LLC (1M USD SOFR + 4.000%)
2,518,960	9.036	09/25/26	2,478,808

			11,578,394

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(e)(j) – (continued)

Building & Construction Materials – 0.2%
Energize HoldCo LLC
(1M USD LIBOR + 3.750%)
$2,301,808	8.775%		12/08/28	$2,271,125
(1M USD LIBOR + 6.750%)
1,250,000	11.775	(g)	12/07/29	1,168,750

				3,439,875

Building Materials – 0.1%
Icebox Holdco III, Inc.
(3M USD LIBOR + 3.500%)
2,204,657	8.909		12/22/28	2,111,422
(3M USD LIBOR + 6.750%)
625,000	11.909		12/21/29	550,000

				2,661,422

Chemicals – 0.4%
Momentive Performance Materials, Inc. (1M USD SOFR + 4.500%)
4,020,000	9.482		03/29/28	4,002,432
Starfruit Finco B.V. (3M USD SOFR + 2.750%)
4,621,383	7.895		10/01/25	4,593,932

				8,596,364

Commercial Services – 0.4%
Albion Financing 3 S.a.r.l. (3M USD SOFR + 5.500%)
3,000,000	10.347		08/17/26	2,940,000
Anticimex International AB
(3M USD LIBOR + 3.500%)
1,978,188	8.453		11/16/28	1,952,629
(3M USD LIBOR + 4.000%)
2,950,859	8.953		11/16/28	2,943,482
Vaco Holdings, LLC (3M USD SOFR + 5.000%)
1,259,062	10.048		01/21/29	1,251,508

				9,087,619

Computers – 0.2%
Peraton Corp. (3M USD LIBOR + 7.750%)
1,747,455	12.651		02/01/29	1,671,546
Virtusa Corp. (1M USD LIBOR + 3.750%)
1,898,390	8.775		02/11/28	1,886,923

				3,558,469

Consumer Cyclical Services – 0.1%
The Hertz Corp.
(1M USD LIBOR + 3.250%)
2,645,437	8.275		06/30/28	2,634,194
(1M USD LIBOR + 3.250%)
507,443	8.275		06/30/28	505,287

				3,139,481

Diversified Financial Services – 0.1%
Fiserv Investment Solutions, Inc. (1M USD LIBOR + 4.000%)
632,125	8.946		02/18/27	607,105

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(e)(j) – (continued)

Diversified Financial Services – (continued)
Syncapay, Inc. (3M USD LIBOR + 6.500%)
	$2,028,362	11.340%	12/10/27	$1,996,254

				2,603,359

Engineering & Construction – 0.1%
Brown Group Holding LLC (1M USD SOFR + 3.750%)
	1,194,000	8.732	07/02/29	1,185,869
KKR Apple Bidco LLC (1M USD LIBOR + 5.750%)
	325,000	10.775	09/21/29	318,500

				1,504,369

Environmental – 0.1%
Packers Holdings LLC (1M USD SOFR + 3.250%)
	4,728,956	8.240	03/09/28	2,325,795

Food & Drug Retailing – 0.0%
B&G Foods, Inc. (1M USD LIBOR + 2.500%)
	507,788	7.525	10/10/26	489,564

Health Care Services – 0.1%
ICON Luxembourg S.a.r.l. (3M USD SOFR + 2.250%)
	716,936	7.410	07/03/28	716,448
Verscend Holding Corp. (1M USD LIBOR + 4.000%)
	1,340,991	9.025	08/27/25	1,338,484

				2,054,932

Healthcare Providers & Services – 0.3%
Insulet Corp. (1M USD SOFR + 3.250%)
	4,592,754	8.347	05/04/28	4,584,717
PRA Health Sciences, Inc. (3M USD SOFR + 2.250%)
	178,625	7.126	07/03/28	178,504
RegionalCare Hospital Partners Holdings, Inc. (3M USD LIBOR + 3.750%)
	3,200,000	9.023	11/16/25	3,006,208

				7,769,429

Home Construction – 0.2%
Chamberlain Group, Inc. (1M USD LIBOR + 3.350%)
	4,369,687	8.275	11/03/28	4,234,489

Industrial Services – 0.1%
LaserShip, Inc. (3M USD LIBOR + 4.500%)
	2,413,250	9.659	05/07/28	2,067,359

Leisure Time – 0.1%
Arcis Golf LLC (1M USD LIBOR + 4.250%)
	2,004,750	9.275	11/24/28	1,992,220

Machinery – 0.0%
Brown Group Holding LLC (1M USD SOFR + 2.500%)
	978,264	7.582	06/07/28	955,382

Machinery-Diversified – 0.3%
Clark Equipment Co. (3M USD SOFR + 2.500%)
	346,500	7.498	04/20/29	345,460
Engineered Machinery Holdings, Inc.
(3M USD Euribor + 3.750%)
EUR	861,875	6.765	05/21/28	923,584

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(e)(j) – (continued)

Machinery-Diversified – (continued)
(3M USD LIBOR + 3.500%)
$1,847,735	8.659%	05/19/28	$1,821,294
Vertical US Newco, Inc. (6M USD LIBOR + 3.500%)
4,653,176	8.602	07/30/27	4,536,847

			7,627,185

Media – 0.5%
CSC Holdings LLC
(1M USD LIBOR + 2.500%)
3,678,314	7.448	04/15/27	3,243,353
(1M USD SOFR + 4.500%)
1,654,771	9.390	01/18/28	1,520,321
Cumulus Media New Holdings, Inc. (1M USD LIBOR + 3.750%)
602,527	8.775	03/31/26	533,839
DirecTV Financing LLC (1M USD LIBOR + 5.000%)
2,227,375	10.025	08/02/27	2,134,805
Entercom Media Corp. (1M USD LIBOR)
4,070,000	2.500	11/18/24	2,444,890
Syndigo LLC (1M USD LIBOR + 4.500%)
2,033,500	9.482	12/15/27	1,880,988

			11,758,196

Media - Broadcasting & Radio – 0.2%
Getty Images, Inc. (3M USD SOFR + 4.500%)
2,744,737	9.540	02/19/26	2,742,678
Grinding Media, Inc. (3M USD SOFR + 4.000%)
2,634,875	9.199	10/12/28	2,489,957

			5,232,635

Packaging – 0.2%
LABL, Inc. (1M USD LIBOR + 5.000%)
1,876,250	10.082	10/29/28	1,847,131
Reynolds Group Holdings, Inc. (1M USD LIBOR + 3.250%)
959,683	8.347	02/05/26	956,516
Trident TPI Holdings, Inc. (3M USD LIBOR + 4.000%)
2,069,689	9.159	09/15/28	2,007,598

			4,811,245

Pharmaceuticals – 0.3%
Gainwell Acquisition Corp. (3M USD LIBOR + 4.000%)
6,256,000	8.998	10/01/27	6,017,521

Pipelines – 0.1%
CQP Holdco LP (3M USD LIBOR + 3.500%)
3,291,499	8.659	06/05/28	3,281,624

Retail – 0.2%
New Era Cap Co., Inc. (1M USD LIBOR + 6.000%)
1,923,750	10.937	07/13/27	1,880,466
RC Buyer, Inc.
(1M USD LIBOR + 3.500%)
1,906,125	8.525	07/28/28	1,773,649
(1M USD LIBOR + 6.500%)
800,000	11.525	07/30/29	717,000

			4,371,115

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(e)(j) – (continued)

Retailers – 0.1%
TruGreen LP (3M USD LIBOR + 8.500%)
$1,750,000	13.773%	11/02/28	$1,137,500

Services Cyclical - Business Services – 0.0%
Travelport Finance (Luxembourg) S.a.r.l. (1M USD LIBOR + 1.500%)
32,726	6.525	02/28/25	33,044

Services Cyclical - Consumer Services – 0.1%
Asurion LLC (1M USD LIBOR + 3.350%)
3,250,322	8.275	12/23/26	3,029,917

Software – 0.8%
Athenahealth, Inc. (1M USD SOFR + 3.500%)
2,388,961	8.464	02/15/29	2,235,375
Banff Merger Sub, Inc. (1M USD LIBOR + 3.750%)
4,267,248	8.775	10/02/25	4,211,859
Ceridian HCM Holding, Inc. (1M USD LIBOR + 2.500%)
2,865,000	7.525	04/30/25	2,857,121
Epicor Software Corp.
(1M USD LIBOR + 3.250%)
3,997,500	8.275	07/30/27	3,944,054
(1M USD LIBOR + 7.750%)
1,275,000	12.832	07/31/28	1,266,827
The Dun & Bradstreet Corp. (1M USD LIBOR + 3.250%)
3,353,302	3.378	02/06/26	3,345,958
The Ultimate Software Group, Inc. (3M USD LIBOR + 5.250%)
1,592,250	8.895	05/04/26	1,564,020

			19,425,214

Technology - Software/Services – 0.3%
AppLovin Corp. (3M USD SOFR + 3.350%)
830,485	8.418	08/15/25	825,294
DCert Buyer, Inc.
(3M USD SOFR + 4.000%)
4,563,362	8.696	10/16/26	4,514,899
(3M USD LIBOR + 7.000%)
2,700,000	11.696	02/19/29	2,484,837
Loyalty Ventures, Inc.(g)(f) (1M USD LIBOR), (Defaulted)
2,451,250	0.000	11/03/27	230,834

			8,055,864

Telecommunication Services – 0.1%
Level 3 Financing, Inc. (1M USD SOFR + 1.750%)
1,568,485	6.847	03/01/27	1,336,396

Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. (3M USD SOFR + 4.500%)
2,975,813	9.082	02/01/29	2,934,419

TOTAL BANK LOANS (Cost $159,511,562)			$150,505,679

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 0.5%

United States Dollar – 0.5%
Benin Government International Bond
EUR	350,000	4.875%		01/19/32	$287,031
Dominican Republic International Bond(a)(b)
	$1,283,000	7.050		02/03/31	1,302,646
Hungary Government Bond
	730,000	3.125		09/21/51	451,140
Ivory Coast Government International Bond(b)
	450,000	6.375		03/03/28	428,428
Kingdom of Bahrain
	540,000	5.625		05/18/34	472,433
National Bank of Uzbekistan
	200,000	4.850		10/21/25	184,725
Republic of Ecuador(k)
	1,440,000	2.500		07/31/35	525,870
	57,283	0.000	(b)(c)	07/31/30	17,482
Republic of Guatemala(a)
	766,000	6.125		06/01/50	718,029
Republic of Nigeria
	400,000	7.625		11/28/47	248,450
	320,000	8.250		09/28/51	208,160
Republic of Oman
	980,000	6.500		03/08/47	917,096
	280,000	5.625		01/17/28	281,628
	200,000	6.250	(b)	01/25/31	207,100
Republic of Panama
	930,000	4.300		04/29/53	696,512
Republic of Paraguay(a)
	820,000	5.400		03/30/50	698,691
Republic of Romania
	1,030,000	4.000		02/14/51	708,962
Republic of Senegal
EUR	460,000	4.750		03/13/28	418,425
	$350,000	6.250		05/23/33	274,706
Republic of South Africa
	1,250,000	5.750		09/30/49	898,281
Republic of Turkey
	260,000	6.125		10/24/28	232,830
	1,130,000	9.875		01/15/28	1,165,525
Ukraine Government Bond
	220,000	7.750		09/01/25	41,841
United Mexican States(a)
	200,000	5.400		02/09/28	206,225
					11,592,216

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,048,765)					$11,592,216

Shares		Dividend Rate			Value

Preferred Stocks(a) – 0.4%

Capital Markets(e) – 0.2%
Morgan Stanley, Inc. (3M USD LIBOR + 3.708%)
	183,597	6.375%			$4,613,793

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Dividend Rate		Value

Preferred Stocks(a) – (continued)

Diversified Telecommunication Services – 0.0%
Qwest Corp.
43,276		6.500%	$576,436

Insurance(e)(f) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849		8.054	3,236,602

TOTAL PREFERRED STOCKS (Cost $8,780,987)			$8,426,831

Units	Expiration Date		Value

Warrants(f) – 0.0%

Noble Corp. PLC
5,288		02/05/28	$142,776

TOTAL WARRANTS (Cost $13,220)			$142,776

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(a)(e) – 0.0%

Collateralized Mortgage Obligations – 0.0%
Sequential Floating Rate – 0.0%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M USD LIBOR + 0.190%)
$126,430	5.210%	07/25/47	$109,201

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			109,201

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $48,992)			$109,201

Units	Expiration Date		Value

Rights(f) – 0.0%

Intelsat Jackson Holdings SA
3,728		12/05/25	$22,368
3,728		12/05/25	20,504

TOTAL RIGHTS (Cost $—)			$42,872

Shares	Dividend Rate		Value

Investment Companies(l) – 4.3%

Goldman Sachs Financial Square Government Fund - Class R6
21,112,121		4.766%	$21,112,121

Shares	Dividend Rate	Value

Investment Companies(l) – (continued)

Goldman Sachs Financial Square Government Fund - Institutional Shares
45,630,193	4.766%	$ 45,630,193
Goldman Sachs MLP Energy Infrastructure Fund - Class R6
1,177,828	4.391	34,710,585

TOTAL INVESTMENT COMPANIES (Cost $87,170,515)		$ 101,452,899

Securities Lending Reinvestment Vehicle – 0.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
806,820	4.766%	$ 806,820
(Cost $806,820)

TOTAL INVESTMENTS – 97.5% (Cost $2,257,368,817)		$2,293,731,233

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		59,107,649

NET ASSETS – 100.0%		$2,352,838,882

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2023.

(e)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2023.

(f)	Security is currently in default and/or non-income producing.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)	Guaranteed by a foreign government until maturity.
(i)	Pay-in-kind securities.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

(j)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2023.

(l)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At April 30, 2023, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Athenahealth, Inc., due 02/15/29	$293,478	$274,611	$(9,923)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty		Currency Purchased		Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	25,064,967	EUR	22,874,171	06/26/23	$(222,346)

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	325	06/30/23	$67,003,320	$ 371,800
20 Year U.S. Treasury Bonds	180	06/21/23	23,698,125	775,462
5 Year U.S. Treasury Notes	19	06/30/23	2,085,102	45,773
S&P 500 E-Mini Index	173	06/16/23	36,230,525	2,206,502
Ultra Long U.S. Treasury Bonds	547	06/21/23	77,349,219	2,975,660

Total				$ 6,375,197

Short position contracts:
10 Year German Euro-Bund	(32)	06/08/23	(4,779,956)	(174,237)
10 Year U.S. Treasury Notes	(1,207)	06/21/23	(142,006,422)	(4,179,279)
5 Year German Euro-Bobl	(62)	06/08/23	(8,059,454)	(198,569)
5 Year U.S. Treasury Notes	(144)	06/30/23	(15,802,875)	5,667

Total				$(4,546,418)

TOTAL FUTURES CONTRACTS				$ 1,828,779

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.750%(b)	3M LIBOR(b)	06/21/25	$	2,410	$ 5,973	$ 12,022	$ (6,049)
3.500(b)	3M LIBOR(b)	06/21/26		660	434	51	383
2.500(b)	6M EURO(c)	06/21/26	EUR	250	5,548	6,945	(1,397)
3M LIBOR(b)	3.250%(b)	06/21/28	$	109,210	95,002	(790,844)	885,846
2.500(b)	6M EURO(c)	06/21/28	EUR	150	4,152	5,072	(920)
3.000(b)	3M LIBOR(b)	06/21/30	$	16,020	141,994	255,399	(113,405)
3M LIBOR(b)	3.000(b)	06/21/33		101,640	(1,021,198)	(2,489,228)	1,468,030
3M LIBOR(b)	3.000(b)	06/21/43		1,240	(23,313)	(46,404)	23,091
3M LIBOR(b)	2.750(b)	06/21/53		6,340	(250,771)	(334,531)	83,760

TOTAL					$(1,042,179)	$(3,381,518)	$2,339,339

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.

WRITTEN OPTIONS CONTRACTS — At April 30, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Excercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Citibank NA		$4,433.417	05/31/2023	(4,181)	$ (1,853,611,648)	$ (76,318)	$ (76,318)	$—
Citibank NA		4,413.800	05/15/2023	(4,181)	(1,845,409,780)	(48,200)	(48,200)	—
MS & Co. Int. PLC		4,282.060	05/31/2023	(9,286)	(3,976,320,916)	(178,489)	(178,489)	—
MS & Co. Int. PLC		4,250.780	05/15/2023	(9,286)	(3,947,274,308)	(135,512)	(135,512)	—

Total written option contracts				(26,934)	$(11,622,616,652)	$(438,519)	$(438,519)	$—

TOTAL				(26,934)	$(11,622,616,652)	$(438,519)	$(438,519)	$—

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
MTN	—Medium Term Note
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate
TSFR	—Term Secured Overnight Financing Rate
WR	—Withdrawn Rating

Abbreviations:
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 96.0%

Banks – 0.5%
50,845	Comerica, Inc.	$2,205,148

Biotechnology – 2.1%
33,580	AbbVie, Inc.	5,074,609
20,786	Amgen, Inc.	4,983,236

		10,057,845

Broadline Retail – 0.4%
7,030	Dillard’s, Inc. Class A	2,097,682

Building Products – 2.4%
42,805	A.O. Smith Corp.	2,923,154
10,865	Lennox International, Inc.	3,062,952
61,060	Masco Corp.	3,267,321
25,395	UFP Industries, Inc.	1,994,015

		11,247,442

Capital Markets – 4.6%
15,537	Evercore, Inc. Class A	1,772,306
8,480	FactSet Research Systems, Inc.	3,491,131
9,445	MarketAxess Holdings, Inc.	3,007,005
15,100	Moody’s Corp.	4,728,112
36,176	T. Rowe Price Group, Inc.	4,063,650
94,505	The Charles Schwab Corp.	4,936,941

		21,999,145

Chemicals – 0.9%
18,589	The Sherwin-Williams Co.	4,415,631

Commerical Services & Supplies – 0.9%
98,377	Rollins, Inc.	4,156,428

Communications Equipment – 1.8%
28,898	Motorola Solutions, Inc.	8,420,877

Consumer Finance – 0.9%
40,735	Discover Financial Services	4,214,850

Consumer Staples Distribution & Retail – 2.1%
10,764	Costco Wholesale Corp.	5,416,660
88,012	The Kroger Co.	4,280,024

		9,696,684

Distributors – 0.8%
10,160	Pool Corp.	3,569,411

Diversified Telecommunication Services – 0.6%
41,985	Cogent Communications Holdings, Inc.	2,898,644

Electric Utilities – 1.1%
67,157	NextEra Energy, Inc.	5,146,241

Electronic Equipment, Instruments & Components – 4.0%
104,146	Amphenol Corp. Class A	7,859,899
217,731	Corning, Inc.	7,233,024
16,710	Littelfuse, Inc.	4,047,830

		19,140,753

Entertainment – 1.7%
106,267	Activision Blizzard, Inc.	8,258,009

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 3.1%
19,594	Jack Henry & Associates, Inc.	$3,200,484
15,283	Mastercard, Inc. Class A	5,807,999
24,470	Visa, Inc. Class A	5,694,903

		14,703,386

Food Products – 2.7%
94,406	Hormel Foods Corp.	3,817,779
68,255	Mondelez International, Inc. Class A	5,236,523
61,310	Tyson Foods, Inc. Class A	3,831,262

		12,885,564

Health Care Equipment & Supplies – 2.3%
51,865	Abbott Laboratories	5,729,527
17,193	Stryker Corp.	5,151,882

		10,881,409

Health Care Providers & Services – 4.6%
65,686	CVS Health Corp.	4,815,441
10,297	Elevance Health, Inc.	4,825,689
8,751	Humana, Inc.	4,642,318
21,745	The Ensign Group, Inc.	2,111,222
10,674	UnitedHealth Group, Inc.	5,252,568

		21,647,238

Hotels, Restaurants & Leisure – 1.2%
49,949	Starbucks Corp.	5,708,671

Household Products – 0.3%
7,270	WD-40 Co.	1,384,208

Independent Power and Renewable Electricity Producers – 0.7%
143,400	The AES Corp.	3,392,844

Insurance – 2.2%
23,195	American Financial Group, Inc.	2,846,723
58,845	CNO Financial Group, Inc.	1,320,482
13,365	Primerica, Inc.	2,439,246
50,070	Principal Financial Group, Inc.	3,739,728

		10,346,179

IT Services – 1.1%
57,950	Amdocs Ltd.	5,287,938

Life Sciences Tools & Services – 2.0%
31,409	Agilent Technologies, Inc.	4,253,721
21,369	Danaher Corp.	5,062,530

		9,316,251

Machinery – 2.3%
44,358	Graco, Inc.	3,517,146
16,780	Lincoln Electric Holdings, Inc.	2,815,684
22,805	Mueller Industries, Inc.	1,638,539
27,935	The Toro Co.	2,912,503

		10,883,872

Media – 4.6%
268,184	Comcast Corp. Class A	11,094,772
25,735	Nexstar Media Group, Inc.	4,463,736

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued) April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
176,088	The Interpublic Group of Cos., Inc.	$6,291,624

		21,850,132

Metals & Mining – 1.4%
12,775	Reliance Steel & Aluminum Co.	3,165,645
31,979	Steel Dynamics, Inc.	3,324,217

		6,489,862

Multi-Utilities – 0.8%
107,395	NiSource, Inc.	3,056,461
3,271	Sempra Energy	508,608

		3,565,069

Oil, Gas & Consumable Fuels – 13.8%
32,305	Cheniere Energy Partners LP	1,473,431
18,742	Cheniere Energy, Inc.	2,867,526
6,505	ConocoPhillips	669,300
119,562	Crestwood Equity Partners LP	2,951,986
90,692	DCP Midstream LP	3,762,811
9,340	Devon Energy Corp.	499,036
43,865	DTE Midstream, Inc.*	2,161,229
627,485	Energy Transfer LP	8,082,007
291,693	EnLink Midstream LLC	2,861,508
197,359	Enterprise Products Partners LP	5,192,515
4,088	EOG Resources, Inc.	488,393
32,747	Equitrans Midstream Corp.	168,647
5,656	Exxon Mobil Corp.	669,331
92,635	Genesis Energy LP	1,033,807
23,591	Hess Midstream LP Class A	692,160
17,414	Holly Energy Partners LP	290,117
77,870	Magellan Midstream Partners LP	4,345,146
47,870	Marathon Oil Corp.	1,156,539
181,892	MPLX LP	6,364,401
62,444	NuStar Energy LP	1,004,100
19,989	ONEOK, Inc.	1,307,481
363,377	Plains All American Pipeline LP	4,687,563
37,558	Plains GP Holdings LP Class A	503,277
29,182	Sunoco LP	1,326,030
39,280	Targa Resources Corp.	2,966,818
44,217	The Williams Cos., Inc.	1,338,006
240,987	Western Midstream Partners LP	6,378,926

		65,242,091

Personal Products – 1.4%
12,905	Inter Parfums, Inc.	1,958,850
18,959	The Estee Lauder Cos., Inc. Class A	4,677,564

		6,636,414

Pharmaceuticals – 1.5%
54,425	Perrigo Co. PLC	2,024,066
27,800	Zoetis, Inc.	4,886,684

		6,910,750

Professional Services – 0.5%
35,400	Robert Half International, Inc.	2,584,200

Residential REITs – 0.6%
41,380	Equity LifeStyle Properties, Inc.	2,851,082

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 4.4%
22,527	KLA Corp.	$8,707,587
42,067	Power Integrations, Inc.	3,061,636
54,774	Texas Instruments, Inc.	9,158,213

		20,927,436

Software – 8.8%
31,365	InterDigital, Inc.	2,124,665
21,883	Intuit, Inc.	9,714,958
36,321	Microsoft Corp.	11,159,990
106,611	Oracle Corp.	10,098,194
18,569	Roper Technologies, Inc.	8,444,810

		41,542,617

Specialized REITs – 1.5%
20,284	American Tower Corp.	4,145,847
20,710	Extra Space Storage, Inc.	3,148,748

		7,294,595

Specialty Retail – 4.6%
49,454	Best Buy Co., Inc.	3,685,312
26,177	Lowe’s Cos., Inc.	5,440,366
19,331	The Home Depot, Inc.	5,809,739
17,600	Tractor Supply Co.	4,195,840
22,017	Williams-Sonoma, Inc.	2,664,937

		21,796,194

Technology Hardware, Storage & Peripherals – 1.6%
253,651	HP, Inc.	7,535,971

Textiles, Apparel & Luxury Goods – 1.6%
24,680	Columbia Sportswear Co.	2,061,767
44,490	NIKE, Inc. Class B	5,637,773

		7,699,540

Trading Companies & Distributors – 1.6%
79,728	Fastenal Co.	4,292,556
10,122	Watsco, Inc.	3,506,058

		7,798,614

TOTAL COMMON STOCKS (Cost $335,700,081)		$454,686,917

Shares	Dividend Rate	Value

Investment Companies(a) – 3.6%

Goldman Sachs Financial Square Government Fund - Class R6
16,863,267	4.766%	$16,863,267

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Investment Companies(a) – (continued)
Goldman Sachs Financial Square Government Fund - Institutional Shares
275,805	4.766%	$275,805

TOTAL INVESTMENT COMPANIES (Cost $ 17,139,072)		$17,139,072

TOTAL INVESTMENTS – 99.6% (Cost $ 352,839,153)		$471,825,989

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,920,298

NET ASSETS – 100.0%		$473,746,287

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	71	06/16/23	$14,869,175	$697,331

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund

Assets:
Investments in unaffiliated issuers, at value (cost $2,169,391,482 and $335,700,081, respectively)(a)	$2,191,471,514	$454,686,917
Investments in affiliated issuers, at value (cost $87,170,515 and $17,139,072, respectively)	101,452,899	17,139,072
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $806,820 and $0, respectively)	806,820	—
Cash	21,946,430	666,958
Foreign currencies, at value (cost $1,015,776 and $0, respectively)	1,046,831	—
Variation margin on futures contracts	1,333,352	216,606
Variation margin on swaps contracts	1,238,458	—
Receivables:
Interest and dividends	20,469,134	872,373
Collateral on certain derivative contracts(b)	14,813,063	874,721
Fund shares sold	3,916,974	59,425
Investments sold	2,531,751	—
Foreign tax reclaims	1,401,644	62,144
Investments sold on an extended-settlement basis	438,519	46,508
Reimbursement from investment adviser	82,938	48,776
Securities lending income	6,060	—
Other assets	96,627	74,075

Total assets	2,363,053,014	474,747,575

Liabilities:
Written option contracts, at value (premium received $438,519 and $0, respectively)	438,519	—
Unrealized loss on forward foreign currency exchange contracts	222,346	—
Unrealized loss on unfunded loan commitment	9,923	—
Payables:
Investments purchased	3,508,176	62,466
Fund shares redeemed	2,277,228	291,212
Investments purchased on an extended-settlement basis	1,284,354	—
Management fees	810,951	249,576
Payable upon return of securities loaned	806,820	—
Distribution and Service fees and Transfer Agency fees	456,548	125,021
Accrued expenses	399,267	273,013

Total liabilities	10,214,132	1,001,288

Net Assets:
Paid-in capital	2,361,260,688	355,073,804
Total distributable earnings (loss)	(8,421,806)	118,672,483

NET ASSETS	$2,352,838,882	$473,746,287
Net Assets:
Class A	$562,821,528	$241,183,154
Class C	224,487,842	31,683,468
Institutional	1,055,324,986	113,458,899
Investor	432,296,594	69,187,673
Class R6	41,117,107	2,901,170
Class R	—	1,127,112
Class P	36,790,825	14,204,811
Total Net Assets	$2,352,838,882	$473,746,287
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	24,128,081	21,906,284
Class C	9,821,924	2,804,623
Institutional	44,035,161	9,555,498
Investor	18,103,426	5,840,704
Class R6	1,716,216	244,459
Class R	—	103,051
Class P	1,535,309	1,196,114
Net asset value, offering and redemption price per share:(c)
Class A	$23.33	$11.01
Class C	22.86	11.30
Institutional	23.97	11.87
Investor	23.88	11.85
Class R6	23.96	11.87
Class R	—	10.94
Class P	23.96	11.88

(a)	Includes loaned securities having market value of $941,531 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Income Builder	$5,087,562	$9,155,501	$530,000
Rising Dividend Growth	874,721	—	—

(c)

Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $24.69 and $11.65, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations For the Six Months Ended April 30, 2023 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund

Investment Income:

Interest (net of foreign withholding taxes of $651 and $0, respectively)	$ 39,727,279	$ 15,153
Dividends — unaffiliated issuers (net of tax withholding of $587,613 and $2,392, respectively)	14,504,379	4,145,068
Dividends — affiliated issuers	3,500,085	320,351
Securities lending income — unaffiliated issuers	40,396	—
Securities lending income — affiliated issuers	—	377

Total investment income	57,772,139	4,480,949

Expenses:

Management fees	5,876,900	1,764,391
Distribution and Service (12b-1) fees(a)	1,565,716	441,082
Transfer Agency fees(a)	943,755	300,023
Service fees — Class C	294,017	45,871
Printing and mailing costs	157,129	55,592
Custody, accounting and administrative services	145,344	56,494
Registration fees	96,142	47,456
Professional fees	69,876	99,463
Trustee fees	15,218	13,633
Other	25,748	10,161

Total expenses	9,189,845	2,834,166

Less — expense reductions	(1,495,218)	(565,698)

Net expenses	7,694,627	2,268,468

NET INVESTMENT INCOME	50,077,512	2,212,481

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(5,334,211)	24,378,152
Investments — affiliated issuers	1,434,802	—
Futures contracts	(2,289,384)	(460,110)
Written options	(1,968,674)	—
Swap contracts	(3,637,048)	—
Forward foreign currency exchange contracts	(2,149,755)	—
Foreign currency transactions	51,564	210
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	80,725,933	182,438
Investments — affiliated issuers	(2,204,471)	—
Unfunded loan commitment	16,893	—
Futures contracts	11,735,353	1,222,938
Written options	(70,187)	—
Swap contracts	8,266,162	—
Forward foreign currency exchange contracts	(191,096)	—
Foreign currency translation	497,093	—

Net realized and unrealized gain	84,882,974	25,323,628

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,960,486	$27,536,109

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	$683,664	$882,052	$ —	$328,159	$141,128	$206,216	$256,713	$5,834	$ —	$5,705
Rising Dividend Growth	300,117	137,612	3,353	192,074	29,357	21,585	53,251	423	1,073	2,260

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022

From operations:

Net investment income	$ 50,077,512	$ 82,759,106	$ 2,212,481	$ 3,003,657
Net realized gain (loss)	(13,892,706)	(23,347,141)	23,918,252	53,903,220
Net change in unrealized gain (loss)	98,775,680	(315,023,092)	1,405,376	(82,916,869)

Net increase (decrease) in net assets resulting from operations	134,960,486	(255,611,127)	27,536,109	(26,009,992)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(12,857,134)	(36,416,172)	(31,090,352)	(25,245,822)
Class C Shares	(4,676,033)	(21,214,363)	(4,962,128)	(6,463,871)
Institutional Shares	(25,211,691)	(75,761,099)	(13,180,308)	(12,453,807)
Investor Shares	(10,273,373)	(27,348,280)	(8,110,358)	(6,686,489)
Class R6 Shares	(951,356)	(1,984,051)	(339,773)	(309,412)
Class R Shares	—	—	(175,840)	(142,980)
Class P Shares	(918,762)	(3,694,936)	(1,865,637)	(1,434,686)

Total distributions to shareholders	(54,888,349)	(166,418,901)	(59,724,396)	(52,737,067)

From share transactions:

Proceeds from sales of shares	348,152,648	853,572,148	43,995,810	72,641,961
Reinvestment of distributions	49,106,598	148,737,943	56,789,323	49,946,435
Cost of shares redeemed	(389,154,922)	(684,727,771)	(68,850,379)	(122,640,082)

Net increase (decrease) in net assets resulting from share transactions	8,104,324	317,582,320	31,934,754	(51,686)

TOTAL INCREASE (DECREASE)	88,176,461	(104,447,708)	(253,533)	(78,798,745)

Net assets:

Beginning of period	2,264,662,421	2,369,110,129	473,999,820	552,798,565

End of period	$2,352,838,882	$2,264,662,421	$473,746,287	$ 473,999,820

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Class A Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$22.54		$26.97	$23.40	$23.67	$21.67	$22.72

Net investment income (a)	0.48		0.83	0.81	0.73	0.82	0.80

Net realized and unrealized gain (loss)	0.85		(3.47)	3.58	(0.21)	2.02	(1.02)

Total from investment operations	1.33		(2.64)	4.39	0.52	2.84	(0.22)

Distributions to shareholders from net investment income	(0.54)		(0.86)	(0.82)	(0.76)	(0.84)	(0.80)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)

Total distributions	(0.54)		(1.79)	(0.82)	(0.79)	(0.84)	(0.83)

Net asset value, end of period	$23.33		$22.54	$26.97	$23.40	$23.67	$21.67

Total return(b)	5.95%		(10.34)%	18.90%	2.29%	13.34%	(1.03)%

Net assets, end of period (in 000s)	$562,822		$524,002	$505,134	$328,039	$314,951	$309,719

Ratio of net expenses to average net assets	0.79	%(c)	0.79%	0.79%	0.92%	0.95%	0.97%

Ratio of total expenses to average net assets	0.92	%(c)	0.92%	0.92%	0.98%	1.00%	1.02%

Ratio of net investment income to average net assets	4.20	%(c)	3.42%	3.07%	3.15%	3.63%	3.54%

Portfolio turnover rate(d)	15%		25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Class C Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$22.09		$26.47	$22.98	$23.26	$21.31	$22.35

Net investment income(a)	0.39		0.64	0.60	0.55	0.64	0.62

Net realized and unrealized gain (loss)	0.84		(3.41)	3.51	(0.21)	1.98	(1.00)

Total from investment operations	1.23		(2.77)	4.11	0.34	2.62	(0.38)

Distributions to shareholders from net investment income	(0.46)		(0.68)	(0.62)	(0.60)	(0.67)	(0.64)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.02)	—	(0.02)

Total distributions	(0.46)		(1.61)	(0.62)	(0.62)	(0.67)	(0.66)

Net asset value, end of period	$22.86		$22.09	$26.47	$22.98	$23.26	$21.31

Total return(b)	5.54%		(10.99)%	18.01%	1.57%	12.44%	(1.74)%

Net assets, end of period (in 000s)	$224,488		$243,523	$368,881	$380,590	$463,483	$475,897

Ratio of net expenses to average net assets	1.54	%(c)	1.54%	1.54%	1.67%	1.70%	1.72%

Ratio of total expenses to average net assets	1.67	%(c)	1.67%	1.67%	1.73%	1.75%	1.77%

Ratio of net investment income to average net assets	3.44	%(c)	2.64%	2.32%	2.41%	2.88%	2.79%

Portfolio turnover rate(d)	15%		25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Institutional Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$23.14		$27.64	$23.96	$24.21	$22.15	$23.20

Net investment income(a)	0.54		0.94	0.91	0.84	0.93	0.90

Net realized and unrealized gain (loss)	0.87		(3.57)	3.67	(0.21)	2.06	(1.03)

Total from investment operations	1.41		(2.63)	4.58	0.63	2.99	(0.13)

Distributions to shareholders from net investment income	(0.58)		(0.94)	(0.90)	(0.85)	(0.93)	(0.89)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)

Total distributions	(0.58)		(1.87)	(0.90)	(0.88)	(0.93)	(0.92)

Net asset value, end of period	$23.97		$23.14	$27.64	$23.96	$24.21	$22.15

Total return(b)	6.09%		(10.02)%	19.29%	2.68%	13.76%	(0.63)%

Net assets, end of period (in 000s)	$1,055,325		$993,214	$1,061,582	$669,848	$609,414	$680,661

Ratio of net expenses to average net assets	0.46	%(c)	0.46%	0.46%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.62%	0.61%	0.63%

Ratio of net investment income to average net assets	4.53	%(c)	3.75%	3.40%	3.52%	4.03%	3.93%

Portfolio turnover rate(d)	15%		25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Investor Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$23.06		$27.55	$23.89	$24.14	$22.09	$23.14

Net investment income(a)	0.52		0.91	0.89	0.81	0.89	0.87

Net realized and unrealized gain (loss)	0.87		(3.55)	3.65	(0.21)	2.05	(1.03)

Total from investment operations	1.39		(2.64)	4.54	0.60	2.94	(0.16)

Distributions to shareholders from net investment income	(0.57)		(0.92)	(0.88)	(0.82)	(0.89)	(0.86)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)

Total distributions	(0.57)		(1.85)	(0.88)	(0.85)	(0.89)	(0.89)

Net asset value, end of period	$23.88		$23.06	$27.55	$23.89	$24.14	$22.09

Total return(b)	6.07%		(10.09)%	19.22%	2.53%	13.59%	(0.77)%

Net assets, end of period (in 000s)	$432,297		$421,142	$355,534	$256,919	$263,228	$239,226

Ratio of net expenses to average net assets	0.54	%(c)	0.54%	0.54%	0.67%	0.70%	0.72%

Ratio of total expenses to average net assets	0.67	%(c)	0.67%	0.67%	0.73%	0.75%	0.77%

Ratio of net investment income to average net assets	4.45	%(c)	3.68%	3.32%	3.40%	3.87%	3.79%

Portfolio turnover rate(d)	15%		25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Class R6 Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$23.13		$27.64	$23.95	$24.21	$22.15	$23.20

Net investment income(a)	0.54		0.94	0.92	0.83	0.93	0.85

Net realized and unrealized gain (loss)	0.87		(3.58)	3.67	(0.21)	2.06	(0.98)

Total from investment operations	1.41		(2.64)	4.59	0.62	2.99	(0.13)

Distributions to shareholders from net investment income	(0.58)		(0.94)	(0.90)	(0.85)	(0.93)	(0.89)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)

Total distributions	(0.58)		(1.87)	(0.90)	(0.88)	(0.93)	(0.92)

Net asset value, end of period	$23.96		$23.13	$27.64	$23.95	$24.21	$22.15

Total return(b)	6.14%		(10.05)%	19.35%	2.70%	13.72%	(0.62)%

Net assets, end of period (in 000s)	$41,117		$39,187	$25,215	$65,293	$10,486	$130

Ratio of net expenses to average net assets	0.45	%(c)	0.45%	0.46%	0.54%	0.56%	0.57%

Ratio of total expenses to average net assets	0.58	%(c)	0.58%	0.58%	0.61%	0.61%	0.61%

Ratio of net investment income to average net assets	4.54	%(c)	3.76%	3.44%	3.51%	3.96%	3.72%

Portfolio turnover rate(d)	15%		25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund

	Class P Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.14		$27.64	$23.96	$24.21	$22.15	$22.95

Net investment income(b)	0.54		0.94	0.91	0.84	0.94	0.45

Net realized and unrealized gain (loss)	0.86		(3.57)	3.68	(0.21)	2.05	(0.71)

Total from investment operations	1.40		(2.63)	4.59	0.63	2.99	(0.26)

Distributions to shareholders from net investment income	(0.58)		(0.94)	(0.91)	(0.85)	(0.93)	(0.51)

Distributions to shareholders from net realized gains	—		(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)

Total distributions	(0.58)		(1.87)	(0.91)	(0.88)	(0.93)	(0.54)

Net asset value, end of period	$23.96		$23.14	$27.64	$23.96	$24.21	$22.15

Total return(c)	6.14%		(10.05)%	19.31%	2.70%	13.77%	(1.18)%

Net assets, end of period (in 000s)	$36,791		$43,595	$52,764	$16,404	$13,919	$16,122

Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.45%	0.55%	0.56%	0.58	%(d)

Ratio of total expenses to average net assets	0.58	%(d)	0.58%	0.58%	0.61%	0.61%	0.58	%(d)

Ratio of net investment income to average net assets	4.53	%(d)	3.75%	3.38%	3.51%	4.04%	3.60	%(d)

Portfolio turnover rate(e)	15%		25%	47%	46%	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class A Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$11.87		$13.87	$9.81	$11.18	$19.56	$22.54

Net investment income (a)	0.05		0.07	0.05	0.08	0.10	0.09

Net realized and unrealized gain (loss)	0.63		(0.71)	4.44	(0.23)	0.78	1.25

Total from investment operations	0.68		(0.64)	4.49	(0.15)	0.88	1.34

Distributions to shareholders from net investment income	(0.20)		(0.19)	(0.39)	(0.24)	(0.22)	(0.28)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.54)		(1.36)	(0.43)	(1.22)	(9.26)	(4.32)

Net asset value, end of period	$11.01		$11.87	$13.87	$9.81	$11.18	$19.56

Total return(b)	5.91%		(4.99)%	46.88%	(1.80)%	10.41%	6.27%

Net assets, end of period (in 000s)	$241,183		$240,085	$255,730	$167,765	$208,416	$297,772

Ratio of net expenses to average net assets	1.03	%(c)	1.03%	1.03%	1.09%	1.15%	1.17%

Ratio of total expenses to average net assets	1.28	%(c)	1.28%	1.27%	1.29%	1.27%	1.20%

Ratio of net investment income to average net assets	0.88	%(c)	0.55%	0.42%	0.81%	0.86%	0.42%

Portfolio turnover rate(d)	30%		50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class C Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$12.14		$14.13	$9.99	$11.36	$19.71	$22.69

Net investment income (loss)(a)	0.01		(0.02)	(0.03)	— (b)	0.01	(0.07)

Net realized and unrealized gain (loss)	0.65		(0.72)	4.52	(0.23)	0.80	1.26

Total from investment operations	0.66		(0.74)	4.49	(0.23)	0.81	1.19

Distributions to shareholders from net investment income	(0.16)		(0.08)	(0.31)	(0.16)	(0.12)	(0.13)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.50)		(1.25)	(0.35)	(1.14)	(9.16)	(4.17)

Net asset value, end of period	$11.30		$12.14	$14.13	$9.99	$11.36	$19.71

Total return(c)	5.50%		(5.65)%	45.74%	(2.50)%	9.55%	5.49%

Net assets, end of period (in 000s)	$31,683		$41,110	$75,965	$108,840	$194,302	$348,220

Ratio of net expenses to average net assets	1.78	%(d)	1.78%	1.78%	1.84%	1.90%	1.92%

Ratio of total expenses to average net assets	2.03	%(d)	2.02%	2.03%	2.03%	2.02%	1.95%

Ratio of net investment income (loss) to average net assets	0.15	%(d)	(0.15)%	(0.23)%	0.03%	0.12%	(0.33)%

Portfolio turnover rate(e)	30%		50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Institutional Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$12.69		$14.72	$10.38	$11.76	$20.08	$23.02

Net investment income(a)	0.07		0.11	0.10	0.12	0.15	0.18

Net realized and unrealized gain (loss)	0.67		(0.74)	4.70	(0.24)	0.83	1.28

Total from investment operations	0.74		(0.63)	4.80	(0.12)	0.98	1.46

Distributions to shareholders from net investment income	(0.22)		(0.23)	(0.42)	(0.28)	(0.26)	(0.36)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.56)		(1.40)	(0.46)	(1.26)	(9.30)	(4.40)

Net asset value, end of period	$11.87		$12.69	$14.72	$10.38	$11.76	$20.08

Total return(b)	5.99%		(4.62)%	47.16%	(1.47)%	10.85%	6.75%

Net assets, end of period (in 000s)	$113,459		$108,367	$130,706	$97,358	$191,509	$425,555

Ratio of net expenses to average net assets	0.71	%(c)	0.72%	0.72%	0.78%	0.80%	0.78%

Ratio of total expenses to average net assets	0.91	%(c)	0.90%	0.90%	0.90%	0.88%	0.81%

Ratio of net investment income to average net assets	1.19	%(c)	0.87%	0.75%	1.10%	1.25%	0.83%

Portfolio turnover rate(d)	30%		50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Investor Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$12.66		$14.69	$10.36	$11.75	$20.07	$23.01

Net investment income(a)	0.07		0.11	0.09	0.11	0.14	0.14

Net realized and unrealized gain (loss)	0.68		(0.75)	4.69	(0.25)	0.83	1.29

Total from investment operations	0.75		(0.64)	4.78	(0.14)	0.97	1.43

Distributions to shareholders from net investment income	(0.22)		(0.22)	(0.41)	(0.27)	(0.25)	(0.33)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.56)		(1.39)	(0.45)	(1.25)	(9.29)	(4.37)

Net asset value, end of period	$11.85		$12.66	$14.69	$10.36	$11.75	$20.07

Total return(b)	6.06%		(4.70)%	47.09%	(1.55)%	10.73%	6.56%

Net assets, end of period (in 000s)	$69,188		$64,950	$71,231	$64,328	$105,498	$227,158

Ratio of net expenses to average net assets	0.78	%(c)	0.78%	0.78%	0.84%	0.90%	0.92%

Ratio of total expenses to average net assets	1.03	%(c)	1.02%	1.02%	1.03%	1.02%	0.95%

Ratio of net investment income to average net assets	1.13	%(c)	0.81%	0.71%	1.04%	1.13%	0.68%

Portfolio turnover rate(d)	30%		50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class R6 Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.68		$14.71	$10.37	$11.76	$20.08	$20.18

Net investment income(b)	0.07		0.11	0.10	0.12	0.14	0.02

Net realized and unrealized gain (loss)	0.68		(0.74)	4.70	(0.25)	0.85	0.29

Total from investment operations	0.75		(0.63)	4.80	(0.13)	0.99	0.31

Distributions to shareholders from net investment income	(0.22)		(0.23)	(0.42)	(0.28)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.56)		(1.40)	(0.46)	(1.26)	(9.31)	(0.41)

Net asset value, end of period	$11.87		$12.68	$14.71	$10.37	$11.76	$20.08

Total return(c)	6.09%		(4.62)%	47.22%	(1.47)%	10.78%	1.54%

Net assets, end of period (in 000s)	$2,901		$2,738	$3,063	$1,868	$2,240	$10

Ratio of net expenses to average net assets	0.70	%(d)	0.71%	0.71%	0.76%	0.80%	0.77	%(d)

Ratio of total expenses to average net assets	0.90	%(d)	0.89%	0.89%	0.90%	0.89%	0.80	%(d)

Ratio of net investment income to average net assets	1.20	%(d)	0.87%	0.75%	1.11%	1.19%	0.16	%(d)

Portfolio turnover rate(e)	30%		50%	38%	43%	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class R Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$11.81		$13.79	$9.76	$11.13	$19.51	$22.49

Net investment income(a)	0.03		0.04	0.02	0.06	0.07	0.04

Net realized and unrealized gain (loss)	0.63		(0.69)	4.42	(0.24)	0.78	1.25

Total from investment operations	0.66		(0.65)	4.44	(0.18)	0.85	1.29

Distributions to shareholders from net investment income	(0.19)		(0.16)	(0.37)	(0.21)	(0.19)	(0.23)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.53)		(1.33)	(0.41)	(1.19)	(9.23)	(4.27)

Net asset value, end of period	$10.94		$11.81	$13.79	$9.76	$11.13	$19.51

Total return(b)	5.74%		(5.10)%	46.38%	(2.01)%	10.08%	6.07%

Net assets, end of period (in 000s)	$1,127		$1,346	$1,357	$1,131	$2,575	$3,484

Ratio of net expenses to average net assets	1.28	%(c)	1.28%	1.28%	1.35%	1.40%	1.42%

Ratio of total expenses to average net assets	1.53	%(c)	1.52%	1.52%	1.53%	1.52%	1.45%

Ratio of net investment income to average net assets	0.62	%(c)	0.31%	0.19%	0.57%	0.61%	0.18%

Portfolio turnover rate(d)	30%		50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class P Shares

	Six Months Ended April 30, 2023 (Unaudited)
			Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.69		$14.72	$10.38	$11.76	$20.08	$20.21

Net investment income (loss)(b)	0.07		0.11	0.09	0.12	0.15	(0.04)

Net realized and unrealized gain (loss)	0.68		(0.74)	4.71	(0.24)	0.84	0.25

Total from investment operations	0.75		(0.63)	4.80	(0.12)	0.99	0.21

Distributions to shareholders from net investment income	(0.22)		(0.23)	(0.42)	(0.28)	(0.27)	(0.21)

Distributions to shareholders from net realized gains	(1.34)		(1.17)	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.56)		(1.40)	(0.46)	(1.26)	(9.31)	(0.34)

Net asset value, end of period	$11.88		$12.69	$14.72	$10.38	$11.76	$20.08

Total return(c)	6.09%		(4.62)%	47.17%	(1.46)%	10.86%	1.03%

Net assets, end of period (in 000s)	$14,205		$15,404	$14,747	$7,791	$21,171	$41,067

Ratio of net expenses to average net assets	0.70	%(d)	0.71%	0.71%	0.77%	0.79%	0.77	%(d)

Ratio of total expenses to average net assets	0.90	%(d)	0.90%	0.89%	0.89%	0.87%	0.81	%(d)

Ratio of net investment income (loss) to average net assets	1.21	%(d)	0.87%	0.70%	1.10%	1.24%	(0.37	)%(d)

Portfolio turnover rate(e)	30%		50%	38%	43%	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements April 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Income Builder	A, C, Institutional, Investor, R6 and P	Diversified

Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

52

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Income Builder	Monthly	Annually

Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

54

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income Builder Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the

56

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2023:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,101,236,462	$—

Bank Loans	—	149,106,095	1,399,584

Sovereign Debt Obligations	—	11,592,216	—

Mortgage-Backed Obligations	—	109,201	—

Common Stock and/or Other Equity Investments(a)

Asia	29,557,809	—	—

Europe	153,140,924	883,492	—

North America	708,371,379	—	3,894

South America	27,457,979	—	—

Preferred Stocks	—	8,426,831	—

Securities Lending Reinvestment Vehicle	806,820	—	—

Warrants	—	142,776	—

Rights	—	42,872	—

Investment Companies	101,452,899	—	—

Total	$1,020,787,810	$1,271,539,945	$1,403,478

Liabilities

Fixed Income

Unfunded Loan Committment	$—	$(9,923)	$—

Derivative Type

Assets

Futures Contracts(b)	$6,380,864	$—	$—

Interest Rate Swap Contracts(b)	—	2,461,110	—

Total	$6,380,864	$2,461,110	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(222,346)	$—

Futures Contracts(b)	(4,552,085)	—	—

Interest Rate Swap Contracts(b)	—	(121,771)	—

Written Option Contracts	—	(438,519)	—

Total	$(4,552,085)	$(782,636)	$—

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,024,066	$—	$—

North America	452,662,851	—	—

Investment Companies	17,139,072	—	—

Total	$471,825,989	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$697,331	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	—	$—		Payable for unrealized loss on forward foreign currency exchange contracts	$(222,346)

Equity	Variation margin on futures contracts	2,206,502	(a)	Variation margin on futures contracts; Written option contracts, at value	(438,519	)(a)

Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	6,635,472	(a)	Variation margin on swap contracts; Variation margin on futures contracts	(4,673,856	)(a)

Total		$8,841,974			$(5,334,721)

Rising Dividend Growth

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$697,331	(a)	—	$—

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain on swap contracts	$ (7,376)	$ 4,905

Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	(2,149,755)	(191,096)

Equity	Net realized gain from futures, swap contracts and written options/Net unrealized gain on futures, swap contracts and written options	(1,930,382)	3,712,435

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	(5,957,348)	16,213,988

Total		$(10,044,861)	$19,740,232

Rising Dividend Growth

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$ (460,110)	$ 1,222,938

For the six months ended April 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Written Options

Income Builder	3,133	$29,598,424	$214,818,673	34,897

Rising Dividend Growth	66	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.42*%

Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.66**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

**

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.65% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. Prior to February 28, 2023, the Investment Advisor agreed to waive a portion of the Management Fee so that net management fee would not exceed 0.67% as an annual percentage rate of the Fund’s average net assets.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Class R6 Shares of the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs High Yield Fund, and Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the six months ended April 30, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Income Builder	$255,467

Rising Dividend Growth	11,996

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Income Builder	$43,936

Rising Dividend Growth	11,444

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to February 28, 2023, Goldman Sachs agreed to waive such fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to such share classes.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to February 28, 2023, such other expense limitation was 0.014% for the Rising Dividend Growth Fund. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Income Builder	$1,032,747	$ —	$462,471	$1,495,218

Rising Dividend Growth	216,047	91,862	257,789	565,698

G. Line of Credit Facility — As of April 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2023, Goldman Sachs earned $20,733 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2023:

Fund	Underlying Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of April 30, 2023	Shares as of April 30, 2023	Dividend Income

Income Builder	Goldman Sachs Financial Square Government Fund — Class R6 Shares	$64,559,688	$159,694,758	$(203,142,325)	$—	$—	$21,112,121	21,112,121	$754,971

	Goldman Sachs Financial Square Government Fund — Institutional Shares	48,124,563	164,050,907	(166,545,277)	—	—	45,630,193	45,630,193	1,565,288

	Goldman Sachs MLP Energy Infrastructure Fund — Class R6 Shares	39,600,428	1,179,826	(5,300,000)	1,434,802	(2,204,471)	34,710,585	1,177,828	1,179,826

Rising Dividend Growth	Goldman Sachs Financial Square Government Fund - Institutional Shares	1,006,206	3,436,017	(4,166,418)	—	—	275,805	275,805	11,963

	Goldman Sachs Financial Square Government Fund - R6 Shares	13,920,095	61,701,770	(58,758,598)	—	—	16,863,267	16,863,267	308,388

63

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Income Builder	$376,669,119	$315,390,153

Rising Dividend Growth	138,776,494	161,774,052

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk.

The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. SECURITIES LENDING (continued)

The Income Builder Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’s investment in the Government Money Market Fund for the six months ended April 30, 2023:

Fund	Beginning Value as of October 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of April 30, 2023	Shares as of April 30, 2023

Income Builder	$1,879,100	$52,772,066	$(53,844,346)	$806,820	806,820

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Capital loss carryforwards:

Perpetual Short-Term	$(26,319,387)	$ —

Perpetual Long-Term	(15,373,434)	—

Total capital loss carryforwards	(41,692,821)	—

Timing differences(Open MBS Amortization - Pre-Election/Dividends Payable/Defaulted Bonds/Late Year Ordinary Loss Deferral)	$ (8,448)	$(5,928,096)

As of April 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Tax Cost	$2,251,639,975	$369,615,712

Gross unrealized gain	209,964,979	126,212,107

Gross unrealized loss	(167,873,721)	(24,001,830)

Net unrealized gain	$ 42,091,258	$102,210,277

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, swap transactions, material modification of debt securities, and market discount accretion and premium amortization and differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the (Funds/Portfolios) from buying and selling securities (in the impact the Funds/Portfolios liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal

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9. OTHER RISKS (continued)

Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things,

67

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of each Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then each Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may

68

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

exceed the amount invested and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,296,661	$76,574,742	8,720,499	$213,503,751

Reinvestment of distributions	494,936	11,445,372	1,276,003	31,882,754

Shares redeemed	(2,912,894)	(67,662,666)	(5,473,237)	(132,444,278)

	878,703	20,357,448	4,523,265	112,942,227

Class C Shares

Shares sold	753,672	17,167,893	1,494,808	35,983,206

Reinvestment of distributions	199,332	4,517,227	833,098	20,663,588

Shares redeemed	(2,153,773)	(48,819,971)	(5,238,908)	(125,114,914)

	(1,200,769)	(27,134,851)	(2,911,002)	(68,468,120)

Institutional Shares

Shares sold	6,501,468	155,440,640	14,068,457	353,398,047

Reinvestment of distributions	885,554	21,036,317	2,466,261	63,277,599

Shares redeemed	(6,273,392)	(149,716,304)	(12,016,424)	(296,810,163)

	1,113,630	26,760,653	4,518,294	119,865,483

Investor Shares

Shares sold	3,796,249	90,497,541	8,839,175	218,505,428

Reinvestment of distributions	434,055	10,272,950	1,073,626	27,346,707

Shares redeemed	(4,390,008)	(105,012,911)	(4,552,534)	(110,881,045)

	(159,704)	(4,242,420)	5,360,267	134,971,090

Class R6 Shares

Shares sold	300,278	7,168,768	930,031	22,173,659

Reinvestment of distributions	38,575	915,970	73,497	1,872,359

Shares redeemed	(316,615)	(7,578,608)	(221,952)	(5,447,227)

	22,238	506,130	781,576	18,598,791

Class P Shares

Shares sold	54,864	1,303,064	391,969	10,008,057

Reinvestment of distributions	38,679	918,762	143,522	3,694,936

Shares redeemed	(442,345)	(10,364,462)	(560,249)	(14,030,144)

	(348,802)	(8,142,636)	(24,758)	(327,151)

NET INCREASE	305,296	$8,104,324	12,247,642	$317,582,320

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,517,825	$16,624,539	2,937,971	$35,875,163
Reinvestment of distributions	2,585,080	28,628,041	1,826,238	22,901,532
Shares redeemed	(2,415,313)	(27,142,052)	(2,989,638)	(36,981,705)

	1,687,592	18,110,528	1,774,571	21,794,990

Class C Shares
Shares sold	200,177	2,302,481	276,492	3,497,371
Reinvestment of distributions	435,507	4,946,467	499,266	6,425,383
Shares redeemed	(1,217,605)	(13,553,350)	(2,766,771)	(34,539,849)

	(581,921)	(6,304,402)	(1,991,013)	(24,617,095)

Institutional Shares
Shares sold	1,342,734	15,918,309	1,383,655	18,284,385
Reinvestment of distributions	1,067,485	12,730,202	900,683	12,052,097
Shares redeemed	(1,395,343)	(16,927,939)	(2,624,180)	(34,207,448)

	1,014,876	11,720,572	(339,842)	(3,870,966)

Investor Shares
Shares sold	694,870	8,293,136	894,407	11,513,896
Reinvestment of distributions	681,525	8,107,985	500,575	6,684,367
Shares redeemed	(664,960)	(7,961,985)	(1,114,071)	(14,682,448)

	711,435	8,439,136	280,911	3,515,815

Class R6 Shares
Shares sold	36,787	438,626	61,549	840,687
Reinvestment of distributions	28,517	339,773	23,149	309,412
Shares redeemed	(36,745)	(440,426)	(76,950)	(982,601)

	28,559	337,973	7,748	167,498

Class R Shares
Shares sold	4,459	48,942	47,137	570,139
Reinvestment of distributions	15,561	171,218	11,151	138,958
Shares redeemed	(30,937)	(329,537)	(42,663)	(503,372)

	(10,917)	(109,377)	15,625	205,725

Class P Shares
Shares sold	29,691	369,777	160,746	2,060,320
Reinvestment of distributions	156,423	1,865,637	107,355	1,434,686
Shares redeemed	(203,862)	(2,495,090)	(56,060)	(742,659)

	(17,748)	(259,676)	212,041	2,752,347

NET INCREASE (DECREASE)	2,831,876	$31,934,754	(39,959)	$(51,686)

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Fund Expenses — Six Month Period Ended April 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 through April 30, 2023, which represents a period of 181 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*
Class A
Actual	$1,000.00	$1,059.50		$4.04	$1,000.00	$1,059.10		$5.24
Hypothetical 5% return	1,000.00	1,020.90	+	3.97	1,000.00	1,019.70	+	5.14
Class C
Actual	1,000.00	1,055.40		7.86	1,000.00	1,055.00		9.05
Hypothetical 5% return	1,000.00	1,017.10	+	7.71	1,000.00	1,016.00	+	8.88
Institutional
Actual	1,000.00	1,060.90		2.36	1,000.00	1,059.90		3.62
Hypothetical 5% return	1,000.00	1,022.50	+	2.32	1,000.00	1,021.30	+	3.55
Investor
Actual	1,000.00	1,060.70		2.77	1,000.00	1,060.60		3.96
Hypothetical 5% return	1,000.00	1,022.10	+	2.72	1,000.00	1,020.90	+	3.89
Class R6
Actual	1,000.00	1,061.40		2.31	1,000.00	1,060.90		3.57
Hypothetical 5% return	1,000.00	1,022.60	+	2.27	1,000.00	1,021.30	+	3.50
Class R
Actual	—	—		—	1,000.00	1,057.40		6.51
Hypothetical 5% return	—	—		—	1,000.00	1,018.50	+	6.38
Class P
Actual	1,000.00	1,061.40		2.31	1,000.00	1,060.90		3.57
Hypothetical 5% return	1,000.00	1,022.60	+	2.27	1,000.00	1,021.30	+	3.50
*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	0.79%	1.54%	0.46%	0.54%	0.45%	—%	0.45%
Rising Dividend Growth	1.03	1.78	0.71	0.78	0.70	1.28	0.70

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non- U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk.

The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period. There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G.Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts shouldbeviewedasmerely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of April 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 324052-OTU-1822688 DIVFOSAR-23

Goldman Sachs Funds

Semi-Annual Report	April 30, 2023

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

The following are highlights both of key factors affecting the U.S. equity market and of any key changes made to the Goldman Sachs Domestic Equity Insights Funds (the “Funds”) during the six months ended April 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmarks during the Reporting Period. A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2023.

Market and Economic Review

•

Overall, U.S. equities rallied during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 8.63%. The Russell 3000® Index generated a return of 7.30%.

•

The market posted solid returns during the Reporting Period despite a backdrop of ongoing Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions given the Russia/Ukraine war, and elevated concerns around China’s zero-COVID policy.

•	As the Reporting Period began in November 2022, the S&P 500 Index rose, marking its first back-to-back monthly gains since August 2021.

•	The primary catalyst driving U.S. equities higher was the notion the Fed could begin to slow the pace of interest rate hikes in December 2022.

•	Economic data mainly supported the Fed’s goal of a controlled economic slowdown, as October 2022 inflation data came in softer than market forecasts.

•	Still, the third quarter corporate earnings season provided disappointing results.

•	Consumers proved resilient, as retail sales posted the largest monthly increase since February 2022.

•	Additionally, China’s zero-COVID policy remained top of mind for the market, as COVID cases in China reached record highs.

•

In December 2022, the S&P 500 Index fell, as investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases.

•	Positive inflation developments supported market aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most.

•	Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market.

•

Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the information technology sector.

•

On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

•

Rebounding from December 2022’s losses, the S&P 500 Index then rose during the first quarter of 2023, marking its second consecutive quarterly gain, with market strength supported by disinflation narrative momentum, soft landing expectations, and a

1

MARKET REVIEW

lowered bar for fourth quarter 2022 corporate earnings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

•

Following a stellar start to the year, February 2023 proved to be a setback for the disinflation path after non-farm payrolls illustrated the largest job growth in six months and the U.S. unemployment rate fell to a 53-year low — together pushing market forecasts for the Fed’s terminal federal funds rate upward. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) In addition, inflation indices saw their largest monthly increases since mid-2022, illustrating that more needed to be done to combat inflation.

•	The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand.

•

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of rising interest rates. Economic data in March also contributed to the dovish sentiment, as February inflation data was cooler than market expected as was personal income growth.

•	In April 2023, the S&P 500 Index increased, albeit modestly, on strong first quarter 2023 corporate earnings results, consumer resiliency and supply-constraint easing.

•

The soft landing narrative gained support from robust household spending and from manufacturing prices falling to the lowest level in nearly three years as companies continued to reduce outputs to better match demand.

•	Simultaneously, hard landing fears lingered due to tightening financial conditions following the banking sector turmoil and the U.S. government’s debt ceiling stalemate.

•

Economic data throughout the month was mixed. First quarter 2023 Gross Domestic Product (“GDP”) came in below consensus. Core inflation grew slightly from a 14-month low of 5.5% in the prior month, however leading indicators still suggested it should begin to moderate in the months ahead. Both manufacturing and services indices showed growth in economic activity. The labor market displayed signs of cooling after the March 2023 jobs report revealed the pace of hiring had slowed to the lowest level in more than two years.

•

By the end of the month, the market had embraced consensus expectations that interest rates would be raised by 25 basis points at the Fed’s May meeting, followed by a pause before eventual rate cuts in the second half of the calendar year. (On May 3, 2023, the Fed did raise its targeted federal funds rate by 25 basis points and opened the door to a pause in its tightening cycle.)

•

For the Reporting Period overall, large-cap stocks performed best, followed by mid-cap stocks, each market segment generating positive absolute returns. Small-cap stocks lagged, posting negative absolute returns. In a reversal from the prior 12 months, growth stocks meaningfully outperformed value stocks across the capitalization spectrum during the Reporting Period overall.

•

The best performing sectors within the S&P 500 Index during the Reporting Period were communication services and information technology, followed at some distance by materials. The weakest performing sector was energy, the only sector to post a negative absolute return during the Reporting Period. Financials and health care generated modestly positive returns but also significantly underperformed the S&P 500 Index during the Reporting Period overall.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs Large Cap Growth Insights Fund

•	The Fund generated positive absolute returns during the Reporting Period but underperformed its benchmark, the Russell 1000® Growth Index (the “Index”).

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MARKET REVIEW

•	All four of the Fund’s investment themes — High Quality Business Models, Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends — detracted from relative performance.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•

Within individual stock selection, the Fund was hurt by its underweight positions versus the Index in technology companies NVIDIA and Meta Platforms. An overweight in department store chain Macy’s also detracted from relative results.

•	The underweight in NVIDIA was driven by our Market Themes & Trends, Sentiment Analysis and Fundamental Mispricings investment themes.

•	Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s underweight in Meta Platforms.

•	The Fund’s overweight in Macy’s was largely the result of our Sentiment Analysis and Fundamental Mispricings investment themes.

•	As for positive contributors, the Fund benefited from overweights in Horizon Therapeutics, Broadcom and MarketAxess Holdings.

•	The overweight in biopharmaceutical company Horizon Therapeutics was based on all four of our investment themes.

•	Our Sentiment Analysis and High Quality Business Models investment themes resulted in the Fund’s overweights in semiconductor maker Broadcom and electronic trading platform MarketAxess Holdings.

Goldman Sachs Large Cap Value Insights Fund

•	The Fund generated positive absolute returns during the Reporting Period but underperformed its benchmark, the Russell 1000® Value Index (the “Index”).

•	All four of the Fund’s investment themes — High Quality Business Models, Market Themes & Trends, Fundamental Mispricings and Sentiment Analysis — detracted from relative performance.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•

Within individual stock selection, an underweight versus the Index in technology company Meta Platforms detracted from relative performance. The Fund was further hampered by overweight positions in CVS Health, a provider of health care and retail pharmacy services, and Pioneer Natural Resources, an independent oil and gas exploration and production company.

•	The underweight in Meta Platforms was based on our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis investment theme.

3

MARKET REVIEW

•	Our Fundamental Mispricings and High Quality Business Models investment themes resulted in the Fund’s overweight in CVS Health.

•	The Fund was overweight Pioneer Natural Resources mainly because of our Sentiment Analysis investment theme.

•	Among positive contributors, the Fund was helped by underweight positions in Pfizer and Bank of America. An overweight in Mondelez International also added to relative returns.

•	The underweight in Pfizer, a pharmaceutical and biotechnology company, was largely due to our High Quality Business Models, Fundamental Mispricings and Market Themes & Trends investment themes.

•	The Fund’s underweight in Bank of America was driven by our Fundamental Mispricings investment theme.

•

Our Market Themes & Trends, Sentiment Analysis and High Quality Business Models investment themes led to the Fund’s overweight in Mondelez International, a confectionery, food, beverage and snack food company.

Goldman Sachs Small Cap Equity Insights Fund

•	The Fund generated negative absolute returns during the Reporting Period but outperformed its benchmark, the Russell 2000® Index (the “Index”).

•

All four of the Fund’s investment themes contributed positively to relative performance. Sentiment Analysis was our top-performing theme, followed by High Quality Business Models, Fundamental Mispricings and Market Themes & Trends.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•	Within individual stock selection, the Fund benefited most from overweight positions relative to the Index in e.l.f. Beauty, Goosehead Insurance and M/I Homes.

•

The overweight in e.l.f. Beauty, a maker of cosmetics and skincare products, was based on our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis investment theme.

•	Our Fundamental Mispricings investment theme led to the Fund’s overweight in Goosehead Insurance.

•	The Fund was overweight home builder M/I Homes mainly because of our Sentiment Analysis and High Quality Business Models investment themes.

•

Among leading detractors were the Fund’s overweight positions in marketing and sales services provider Tech Target; biopharmaceutical company Vanda Pharmaceuticals; and bank holding company Hanmi Financial.

•	Our High Quality Business Models investment theme drove the Fund’s overweight in Tech Target.

•	The overweights in Vanda Pharmaceuticals and Hanmi Financial were largely the result of our Sentiment Analysis and High Quality Business Models investment themes.

Goldman Sachs Small Cap Growth Insights Fund

•	During the Reporting Period, the Fund produced slightly positive absolute returns overall and also outperformed its benchmark, the Russell 2000® Growth Index (the “Index”).

4

MARKET REVIEW

•

Three of the Fund’s investment themes — Sentiment Analysis, High Quality Business Models and Fundamental Mispricings —added to relative performance. The Market Themes & Trends investment theme had a negative impact on Fund results.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•	Within individual stock selection, the Fund was helped most by its overweight positions versus the Index in Axcelis Technologies, e.l.f. Beauty and Goosehead Insurance.

•

Our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes led to the Fund’s overweight in Axcelis Technologies, which designs, manufactures and services capital equipment for semiconductor makers.

•

The overweight in e.l.f. Beauty, a maker of cosmetics and skincare products, was based primarily on our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis investment theme.

•	Our Fundamental Mispricings investment theme resulted in the Fund’s overweight in Goosehead Insurance.

•

Among leading detractors were the Fund’s overweight positions in Tech Target, a provider of marketing and sales services; Gossamer Bio, a clinical stage biopharmaceutical company; and Franklin Covey, a consulting and training company.

•	The Fund was overweight Tech Target and Gossamer Bio mainly because of our High Quality Business Models investment theme.

•	The overweight in Franklin Covey was based on our Sentiment Analysis investment theme.

Goldman Sachs Small Cap Value Insights Fund

•	The Fund generated negative absolute returns during the Reporting Period but outperformed its benchmark, the Russell 2000® Value Index (the “Index”).

•

All four of the Fund’s investment themes added to relative performance. Sentiment Analysis contributed most positively, followed by High Quality Business Models, Market Themes & Trends and Fundamental Mispricings.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Within individual stock selection, the Fund was aided most by its overweight positions versus the Index in M/I Homes, e.l.f. Beauty and Meritage Homes.

•	The overweight in home builder M/I Homes was driven by our Sentiment Analysis and High Quality Business Models investment themes.

•	Our Fundamental Mispricings investment theme led to the Fund’s overweight in e.l.f. Beauty, a maker of cosmetics and skincare products.

5

MARKET REVIEW

•	The Fund’s overweight in Meritage Homes, also a home builder, was based on our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes.

•

Among notable detractors was the Fund’s underweight in space technology company Maxar Technologies. Overweight positions in bank holding companies Hanmi Financial and Veritex Holdings also had a positive impact on relative performance.

•	The Fund’s underweight in Maxar Technologies was due to our Market Themes & Trends and Fundamental Mispricings investment themes.

•	Our Sentiment Analysis, High Quality Business Models and Fundamental Mispricings investment themes resulted in the Fund’s overweight position in Hanmi Financial.

•	The overweight in Veritex Holdings was based on our Sentiment Analysis and Fundamental Mispricings investment themes.

Goldman Sachs U.S. Equity Insights Fund

•	The Fund generated positive absolute returns during the Reporting Period but underperformed its benchmark, the S&P 500® Index (the “Index”).

•

All four of the Fund’s investment themes detracted from relative performance, with High Quality Business Models and Fundamental Mispricings having the greatest negative impact. Sentiment Analysis and Market Themes & Trends also hurt relative returns.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•

Within individual stock selection, the Fund was hampered by its underweight positions relative to the Index in technology companies Meta Platforms and NVIDIA. An overweight in CVS Health, a provider of health care and retail pharmacy services, also detracted from relative performance.

•	The Fund’s underweight in Meta Platforms was driven by our High Quality Business Models investment theme and, to a lesser extent, our Sentiment Analysis and Fundamental Mispricings investment themes.

•	Our Market Themes & Trends, Fundamental Mispricings and Sentiment Analysis investment themes led to the Fund underweight in NVIDIA.

•	The overweight in CVS Health was the result of our Fundamental Mispricings investment theme.

•

As for positive contributors, the Fund was aided by an overweight in semiconductor maker Broadcom as well as by underweight positions in Bank of America and managed healthcare and insurance company UnitedHealth Group.

•	The overweight in Broadcom was largely due to our Sentiment Analysis and High Quality Business Models investment themes.

•	Our Fundamental Mispricings investment theme led to the underweight in Bank of America.

•	The Fund was underweight UnitedHealth Group primarily because of our Sentiment Analysis investment theme.

6

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	7.87%	11.51%
Class C	7.48	11.51
Institutional	8.07	11.51
Service	7.76	11.51
Investor	8.03	11.51
Class R6	8.06	11.51
Class R	7.73	11.51
Class P	8.10	11.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

Apple, Inc.	12.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	10.7	Software
Amazon.com, Inc.	4.5	Broadline Retail
Alphabet, Inc., Class C	4.4	Interactive Media & Services
NVIDIA Corp.	3.5	Semiconductors & Semiconductor Equipment
Costco Wholesale Corp.	2.2	Consumer Staples Distribution & Retail
Adobe, Inc.	2.0	Software
Tesla, Inc.	1.7	Automobiles
Lockheed Martin Corp.	1.6	Aerospace & Defense
Vertex Pharmaceuticals, Inc.	1.5	Biotechnology

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	1.74%	4.54%
Class C	1.36	4.54
Institutional	1.94	4.54
Service	1.66	4.54
Investor	1.83	4.54
Class R6	1.94	4.54
Class R	1.58	4.54
Class P	1.89	4.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc., Class B	4.3%	Financial Services
Chevron Corp.	2.9	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.3	Banks
Prologis, Inc. REIT	1.7	Industrial REITs
Mondelez International, Inc., Class A	1.7	Food Products
S&P Global, Inc.	1.7	Capital Markets
Gilead Sciences, Inc.	1.6	Biotechnology
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
Meta Platforms, Inc., Class A	1.6	Interactive Media & Services
Bristol-Myers Squibb Co.	1.5	Pharmaceuticals

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	-1.22%	-3.45%
Class C	-1.60	-3.45
Institutional	-1.09	-3.45
Service	-1.34	-3.45
Investor	-1.12	-3.45
Class R6	-1.07	-3.45
Class R	-1.38	-3.45
Class P	-1.07	-3.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

Wingstop, Inc.	0.9%	Hotels, Restaurants & Leisure
elf Beauty, Inc.	0.8	Personal Care Products
Crocs, Inc.	0.8	Textiles, Apparel & Luxury Goods
Mueller Industries, Inc.	0.8	Machinery
Simpson Manufacturing Co., Inc.	0.8	Building Products
Comfort Systems USA, Inc.	0.8	Construction & Engineering
Medpace Holdings, Inc.	0.8	Life Sciences Tools & Services
Exponent, Inc.	0.8	Professional Services
Goosehead Insurance, Inc., Class A	0.7	Insurance
Atkore, Inc.	0.7	Electrical Equipment
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	0.29%	-0.29%
Class C	-0.05	-0.29
Institutional	0.49	-0.29
Investor	0.46	-0.29
Class R6	0.48	-0.29
Class R	0.10	-0.29
Class P	0.52	-0.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

Crocs, Inc.	1.2%	Textiles, Apparel & Luxury Goods
Wingstop, Inc.	1.2	Hotels, Restaurants & Leisure
Simpson Manufacturing Co., Inc.	1.1	Building Products
Medpace Holdings, Inc.	1.1	Life Sciences Tools & Services
elf Beauty, Inc.	1.0	Personal Care Products
Comfort Systems USA, Inc.	1.0	Construction & Engineering
Applied Industrial Technologies, Inc.	1.0	Trading Companies & Distributors
Exponent, Inc.	1.0	Professional Services
Atkore, Inc.	0.9	Electrical Equipment
Workiva, Inc.	0.9	Software

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]

Class A	-4.43%	-6.72%
Class C	-4.79	-6.72
Institutional	-4.26	-6.72
Investor	-4.28	-6.72
Class R6	-4.25	-6.72
Class R	-4.57	-6.72
Class P	-4.25	-6.72

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

STAG Industrial, Inc. REIT	1.2%	Industrial REITs
Terreno Realty Corp. REIT	1.0	Industrial REITs
Ryman Hospitality Properties, Inc. REIT	1.0	Hotel & Resort REITs
Meritage Homes Corp.	0.9	Household Durables
Independence Realty Trust, Inc. REIT	0.9	Residential REITs
Academy Sports & Outdoors, Inc.	0.9	Specialty Retail
Primo Water Corp.	0.9	Beverages
LGI Homes, Inc.	0.9	Household Durables
Mueller Industries, Inc.	0.9	Machinery
CNO Financial Group, Inc.	0.9	Insurance

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	4.20%	8.63%
Class C	3.80	8.63
Institutional	4.40	8.63
Service	4.13	8.63
Investor	4.33	8.63
Class R6	4.40	8.63
Class R	4.08	8.63
Class P	4.39	8.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/23[3]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.3%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.6	Software
Berkshire Hathaway, Inc., Class B	2.8	Financial Services
Alphabet, Inc., Class C	2.6	Interactive Media & Services
Amazon.com, Inc.	2.0	Broadline Retail
NVIDIA Corp.	1.8	Semiconductors & Semiconductor Equipment
Costco Wholesale Corp.	1.7	Consumer Staples Distribution & Retail
Adobe, Inc.	1.6	Software
Mondelez International, Inc., Class A	1.5	Food Products
Chevron Corp.	1.4	Oil, Gas & Consumable Fuels

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 2.0%
24,692	HEICO Corp.	$4,164,059
30,629	Lockheed Martin Corp.	14,225,639

		18,389,698

Air Freight & Logistics – 1.4%
70,695	United Parcel Service, Inc., Class B	12,711,668

Automobiles – 1.8%
20,090	General Motors Co.	663,773
95,448	Tesla, Inc.*	15,683,061

		16,346,834

Banks – 1.2%
197,012	Citigroup, Inc.	9,273,355
25,761	East West Bancorp, Inc.	1,331,586

		10,604,941

Beverages – 0.4%
47,381	Monster Beverage Corp.*	2,653,336
5,211	PepsiCo, Inc.	994,728

		3,648,064

Biotechnology – 5.0%
79,192	AbbVie, Inc.	11,967,495
127,371	Incyte Corp.*	9,477,676
90,568	Neurocrine Biosciences, Inc.*	9,150,991
9,473	Sarepta Therapeutics, Inc.*	1,163,000
40,027	Vertex Pharmaceuticals, Inc.*	13,638,400

		45,397,562

Broadline Retail – 4.4%
379,365	Amazon.com, Inc.*	40,004,039

Building Products – 1.0%
144,131	Johnson Controls International PLC	8,624,799

Capital Markets – 3.1%
47,606	CME Group, Inc.	8,843,767
13,117	MarketAxess Holdings, Inc.	4,176,059
31,274	Moody’s Corp.	9,792,515
9,772	MSCI, Inc.	4,714,501

		27,526,842

Chemicals – 1.5%
22,933	Mosaic Co. (The)	982,679
52,900	Sherwin-Williams Co. (The)	12,565,866

		13,548,545

Commercial Services & Supplies – 1.7%
24,821	Cintas Corp.	11,312,667
25,521	Republic Services, Inc.	3,690,847

		15,003,514

Communications Equipment – 1.1%
60,926	Arista Networks, Inc.*	9,757,908

Construction Materials – 0.5%
31,079	Eagle Materials, Inc.	4,606,219

Common Stocks – (continued)
Consumer Staples Distribution & Retail – 2.7%
39,941	Costco Wholesale Corp.	20,099,110
50,306	Sysco Corp.	3,860,482

		23,959,592

Containers & Packaging – 0.1%
18,873	Graphic Packaging Holding Co.	465,408

Distributors – 1.0%
151,148	LKQ Corp.	8,725,774

Diversified Telecommunication Services – 0.3%
149,082	Liberty Global PLC, Class C (United Kingdom)*	3,032,328

Electrical Equipment – 1.3%
63,696	AMETEK, Inc.	8,785,589
29,355	Generac Holdings, Inc.*	3,000,668

		11,786,257

Entertainment – 0.3%
7,052	Netflix, Inc.*	2,326,666
18,680	ROBLOX Corp., Class A*	665,008

		2,991,674

Financial Services – 3.8%
20,400	Berkshire Hathaway, Inc., Class B*	6,702,420
22,637	Euronet Worldwide, Inc.*	2,506,821
19,096	Mastercard, Inc., Class A	7,257,053
80,302	PayPal Holdings, Inc.*	6,102,952
35,937	Visa, Inc., Class A	8,363,618
16,090	WEX, Inc.*	2,853,562

		33,786,426

Food Products – 0.4%
42,820	Mondelez International, Inc., Class A	3,285,150

Ground Transportation – 0.2%
14,350	Ryder System, Inc.	1,135,946
3,724	Union Pacific Corp.	728,787

		1,864,733

Health Care Equipment & Supplies – 1.3%
3,519	Align Technology, Inc.*	1,144,731
81,290	Edwards Lifesciences Corp.*	7,151,894
4,333	IDEXX Laboratories, Inc.*	2,132,529
5,087	Penumbra, Inc.*	1,445,319

		11,874,473

Health Care Providers & Services – 3.5%
33,817	Cigna Group (The)	8,565,508
103,135	CVS Health Corp.	7,560,827
44,581	DaVita, Inc.*	4,028,339
41,772	Guardant Health, Inc.*	942,377
21,059	UnitedHealth Group, Inc.	10,362,923

		31,459,974

Health Care REITs – 0.5%
91,689	Ventas, Inc. REIT	4,405,656

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Technology – 0.1%
7,160	Veeva Systems, Inc., Class A*	$1,282,213

Hotel & Resort REITs – 1.3%
367,396	Host Hotels & Resorts, Inc. REIT	5,940,793
465,330	Park Hotels & Resorts, Inc. REIT	5,607,227

		11,548,020

Hotels, Restaurants & Leisure – 1.0%
21,324	Darden Restaurants, Inc.	3,239,755
39,566	Hilton Worldwide Holdings, Inc.	5,698,295
2,338	Wyndham Hotels & Resorts, Inc.	159,499

		9,097,549

Household Durables – 0.1%
4,523	TopBuild Corp.*	1,019,846

Insurance – 1.1%
53,380	Marsh & McLennan Cos., Inc.	9,618,542

Interactive Media & Services – 4.4%
369,228	Alphabet, Inc., Class C*	39,957,854

IT Services – 2.4%
32,754	Gartner, Inc.*	9,906,775
5,227	MongoDB, Inc.*	1,254,271
11,096	Okta, Inc.*	760,409
18,540	Snowflake, Inc., Class A*	2,745,403
81,805	Wix.com Ltd. (Israel)*	7,135,850

		21,802,708

Life Sciences Tools & Services – 3.2%
10,594	Agilent Technologies, Inc.	1,434,745
233,693	Avantor, Inc.*	4,552,340
67,221	Bruker Corp.	5,319,198
55,704	IQVIA Holdings, Inc.*	10,485,164
3,533	Mettler-Toledo International, Inc.*	5,269,470
6,640	Waters Corp.*	1,994,390

		29,055,307

Machinery – 0.4%
15,152	Caterpillar, Inc.	3,315,258

Media – 0.5%
69,196	Trade Desk, Inc. (The), Class A*	4,452,071

Oil, Gas & Consumable Fuels – 1.0%
57,092	Cheniere Energy, Inc.	8,735,076

Pharmaceuticals – 0.7%
280,753	Elanco Animal Health, Inc.*	2,658,731
6,049	Eli Lilly & Co.	2,394,557
34,511	Royalty Pharma PLC, Class A	1,213,062

		6,266,350

Semiconductors & Semiconductor Equipment – 7.0%
33,808	Advanced Micro Devices, Inc.*	3,021,421
5,897	Broadcom, Inc.	3,694,470
9,528	KLA Corp.	3,682,953

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
140,603	Microchip Technology, Inc.	10,262,613
113,577	NVIDIA Corp.	31,516,482
52,593	NXP Semiconductors NV (China)	8,611,578
30,481	ON Semiconductor Corp.*	2,193,413

		62,982,930

Software – 18.4%
46,977	Adobe, Inc.*	17,736,636
1,622	ANSYS, Inc.*	509,178
55,385	Autodesk, Inc.*	10,788,444
5,283	DocuSign, Inc.*	261,192
128,528	Fortinet, Inc.*	8,103,690
314,133	Microsoft Corp.	96,520,506
61,400	Palo Alto Networks, Inc.*	11,203,044
22,893	ServiceNow, Inc.*	10,517,502
3,937	Smartsheet, Inc., Class A*	160,905
104,541	Splunk, Inc.*	9,015,616
6,490	Zscaler, Inc.*	584,749

		165,401,462

Specialized REITs – 2.3%
90,751	Crown Castle, Inc. REIT	11,170,540
92,022	Lamar Advertising Co., Class A REIT	9,724,885

		20,895,425

Specialty Retail – 1.7%
5,587	Burlington Stores, Inc.*	1,077,229
43,194	Chewy, Inc., Class A*	1,339,446
26,547	Five Below, Inc.*	5,239,316
96,325	TJX Cos., Inc. (The)	7,592,337

		15,248,328

Technology Hardware, Storage & Peripherals – 12.0%
636,275	Apple, Inc.	107,963,142

Textiles, Apparel & Luxury Goods – 0.9%
12,478	Deckers Outdoor Corp.*	5,981,205
5,528	Lululemon Athletica, Inc.*	2,100,253

		8,081,458

TOTAL INVESTMENTS – 99.0%
(Cost $600,987,634)		$890,531,617

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		8,596,248

NET ASSETS – 100.0%		$899,127,865

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	3	06/16/23	$628,275	$27,832

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 2.8%
20,215	General Dynamics Corp.	$4,413,743
76,612	Howmet Aerospace, Inc.	3,393,145
710	Lockheed Martin Corp.	329,760
18,384	Textron, Inc.	1,230,625

		9,367,273

Air Freight & Logistics – 0.2%
867	FedEx Corp.	197,485
2,956	United Parcel Service, Inc., Class B	531,519

		729,004

Automobile Components – 0.3%
6,775	Lear Corp.	864,896

Automobiles – 1.2%
124,318	General Motors Co.	4,107,467

Banks – 5.8%
7,080	Bank of America Corp.	207,303
12,549	BOK Financial Corp.	1,052,485
109,377	Citigroup, Inc.	5,148,375
20,358	East West Bancorp, Inc.	1,052,305
56,180	JPMorgan Chase & Co.	7,766,323
122,511	US Bancorp	4,199,677

		19,426,468

Beverages – 0.1%
4,286	Molson Coors Beverage Co., Class B	254,931

Biotechnology – 3.7%
312	Biogen, Inc.*	94,920
3,201	BioMarin Pharmaceutical, Inc.*	307,424
65,437	Gilead Sciences, Inc.	5,379,576
13,075	Incyte Corp.*	972,911
9,623	Moderna, Inc.*	1,278,800
3,112	Neurocrine Biosciences, Inc.*	314,436
1,464	United Therapeutics Corp.*	336,910
11,197	Vertex Pharmaceuticals, Inc.*	3,815,154

		12,500,131

Building Products – 1.9%
31,678	Carrier Global Corp.	1,324,774
72,002	Johnson Controls International PLC	4,308,600
2,823	Lennox International, Inc.	795,832

		6,429,206

Capital Markets – 6.1%
92,344	Bank of New York Mellon Corp. (The)	3,932,931
25,906	CME Group, Inc.	4,812,558
19,243	Interactive Brokers Group, Inc., Class A	1,498,068
4,685	Intercontinental Exchange, Inc.	510,337
82,978	Invesco Ltd.	1,421,413
350	MSCI, Inc.	168,857
24,638	Nasdaq, Inc.	1,364,206
15,889	S&P Global, Inc.	5,761,034
15,561	Stifel Financial Corp.	933,193

		20,402,597

Common Stocks – (continued)
Chemicals – 2.4%
139,924	Element Solutions, Inc.	2,539,621
4,888	Huntsman Corp.	130,949
2,959	International Flavors & Fragrances, Inc.	286,905
38,744	Mosaic Co. (The)	1,660,180
5,790	RPM International, Inc.	474,954
12,552	Sherwin-Williams Co. (The)	2,981,602

		8,074,211

Commercial Services & Supplies – 1.6%
2,392	Cintas Corp.	1,090,202
28,830	Republic Services, Inc.	4,169,394

		5,259,596

Communications Equipment – 0.4%
28,753	Cisco Systems, Inc.	1,358,579

Construction Materials – 0.2%
2,275	Martin Marietta Materials, Inc.	826,280

Consumer Finance – 1.4%
13,641	Capital One Financial Corp.	1,327,269
117,015	Synchrony Financial	3,453,113

		4,780,382

Consumer Staples Distribution & Retail – 1.4%
3,377	Casey’s General Stores, Inc.	772,725
4,539	Costco Wholesale Corp.	2,284,115
10,941	Walmart, Inc.	1,651,763

		4,708,603

Distributors – 1.4%
4,009	Genuine Parts Co.	674,755
67,546	LKQ Corp.	3,899,430

		4,574,185

Diversified Telecommunication Services – 0.5%
91,175	Liberty Global PLC, Class C (United Kingdom)*	1,854,500

Electric Utilities – 1.6%
21,552	Constellation Energy Corp.	1,668,125
40,148	Edison International	2,954,893
9,994	Exelon Corp.	424,145
6,267	Xcel Energy, Inc.	438,126

		5,485,289

Electrical Equipment – 2.3%
30,502	AMETEK, Inc.	4,207,141
86,269	nVent Electric PLC	3,617,259

		7,824,400

Electronic Equipment, Instruments & Components – 0.4%
3,099	Teledyne Technologies, Inc.*	1,284,226

Entertainment – 1.4%
13,098	Netflix, Inc.*	4,321,423
4,980	Roku, Inc.*	279,926

		4,601,349

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Financial Services – 5.5%
43,946	Berkshire Hathaway, Inc., Class B*	$14,438,458
53,845	PayPal Holdings, Inc.*	4,092,220

		18,530,678

Food Products – 3.1%
50,694	General Mills, Inc.	4,493,009
75,105	Mondelez International, Inc., Class A	5,762,056

		10,255,065

Ground Transportation – 0.8%
19,869	Knight-Swift Transportation Holdings, Inc.	1,119,022
18,592	Ryder System, Inc.	1,471,743

		2,590,765

Health Care Equipment & Supplies – 1.8%
96,629	Boston Scientific Corp.*	5,036,303
7,155	Globus Medical, Inc., Class A*	415,992
7,510	Hologic, Inc.*	645,935

		6,098,230

Health Care Providers & Services – 5.5%
62,721	Centene Corp.*	4,323,359
17,886	Cigna Group (The)	4,530,345
68,251	CVS Health Corp.	5,003,481
4,893	Elevance Health, Inc.	2,293,104
4,944	HCA Healthcare, Inc.	1,420,560
14,579	Tenet Healthcare Corp.*	1,068,932

		18,639,781

Health Care REITs – 1.1%
65,251	Ventas, Inc. REIT	3,135,311
7,924	Welltower, Inc. REIT	627,739

		3,763,050

Hotel & Resort REITs – 1.9%
223,727	Host Hotels & Resorts, Inc. REIT	3,617,665
218,996	Park Hotels & Resorts, Inc. REIT	2,638,902

		6,256,567

Hotels, Restaurants & Leisure – 0.2%
2,113	Hilton Worldwide Holdings, Inc.	304,314
4,135	Starbucks Corp.	472,589

		776,903

Household Durables – 0.6%
22,240	Garmin Ltd.	2,183,301

Household Products – 0.1%
1,173	Procter & Gamble Co. (The)	183,434

Industrial REITs – 1.9%
13,426	First Industrial Realty Trust, Inc. REIT	704,462
46,610	Prologis, Inc. REIT	5,837,903

		6,542,365

Common Stocks – (continued)
Insurance – 3.7%
4,082	American International Group, Inc.	216,509
6,179	Axis Capital Holdings Ltd.	349,361
25,145	Chubb Ltd.	5,068,226
32,047	CNA Financial Corp.	1,246,949
72,193	MetLife, Inc.	4,427,597
3,485	Prudential Financial, Inc.	303,195
13,637	W R Berkley Corp.	803,492

		12,415,329

Interactive Media & Services – 2.1%
1,754	Alphabet, Inc., Class A*	188,274
21,843	Meta Platforms, Inc., Class A*	5,249,310
21,654	Pinterest, Inc., Class A*	498,042
61,511	TripAdvisor, Inc.*	1,090,590

		7,026,216

IT Services – 2.4%
10,030	Gartner, Inc.*	3,033,674
21,623	Okta, Inc.*	1,481,824
11,018	VeriSign, Inc.*	2,443,792
12,391	Wix.com Ltd. (Israel)*	1,080,867

		8,040,157

Leisure Products – 0.3%
14,381	Hasbro, Inc.	851,643

Life Sciences Tools & Services – 2.0%
4,218	Bio-Rad Laboratories, Inc., Class A*	1,901,432
1,483	Danaher Corp.	351,337
58,457	QIAGEN NV*	2,607,767
3,101	Thermo Fisher Scientific, Inc.	1,720,745

		6,581,281

Machinery – 2.7%
48,348	Fortive Corp.	3,050,275
51,573	Otis Worldwide Corp.	4,399,177
18,640	PACCAR, Inc.	1,392,222
959	Snap-on, Inc.	248,774

		9,090,448

Media – 1.7%
52,176	Fox Corp., Class B	1,593,455
151,600	News Corp., Class A	2,669,676
30,361	Paramount Global, Class B(a)	708,322
10,685	Trade Desk, Inc. (The), Class A*	687,473

		5,658,926

Multi-Utilities – 1.3%
30,961	CMS Energy Corp.	1,927,632
7,310	Consolidated Edison, Inc.	719,816
18,991	Public Service Enterprise Group, Inc.	1,200,231
4,049	WEC Energy Group, Inc.	389,392

		4,237,071

Oil, Gas & Consumable Fuels – 8.7%
10,311	Cheniere Energy, Inc.	1,577,583
57,077	Chevron Corp.	9,622,041

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
8,082	ConocoPhillips	$831,557
45,375	Exxon Mobil Corp.	5,369,678
228,106	Kinder Morgan, Inc.	3,912,018
12,525	Marathon Petroleum Corp.	1,528,050
15,456	Phillips 66	1,530,144
9,711	Valero Energy Corp.	1,113,560
121,755	Williams Cos., Inc. (The)	3,684,306

		29,168,937

Pharmaceuticals – 6.3%
77,256	Bristol-Myers Squibb Co.	5,158,383
346,876	Elanco Animal Health, Inc.*	3,284,916
27,229	Johnson & Johnson	4,457,387
60,977	Organon & Co.	1,501,864
16,370	Perrigo Co. PLC	608,800
69,963	Pfizer, Inc.	2,720,861
100,994	Royalty Pharma PLC, Class A	3,549,939

		21,282,150

Professional Services – 0.2%
4,901	Concentrix Corp.	472,996
4,590	Dun & Bradstreet Holdings, Inc.	51,270

		524,266

Residential REITs – 1.2%
5,298	Camden Property Trust REIT	583,045
22,877	Mid-America Apartment Communities, Inc. REIT	3,518,482

		4,101,527

Retail REITs – 0.1%
17,354	Brixmor Property Group, Inc. REIT	370,161

Semiconductors & Semiconductor Equipment – 1.5%
5,728	First Solar, Inc.*	1,045,818
18,232	Microchip Technology, Inc.	1,330,754
15,632	NXP Semiconductors NV (China)	2,559,584
2,749	ON Semiconductor Corp.*	197,818

		5,133,974

Software – 2.0%
7,627	Adobe, Inc.*	2,879,650
4,511	Autodesk, Inc.*	878,698
3,660	Palo Alto Networks, Inc.*	667,804
8,600	Salesforce, Inc.*	1,705,982
1,015	ServiceNow, Inc.*	466,311

		6,598,445

Specialized REITs – 1.3%
71,284	CubeSmart REIT	3,242,709
13,125	National Storage Affiliates Trust REIT	505,969
2,309	SBA Communications Corp. REIT	602,395

		4,351,073

Specialty Retail – 0.9%
7,708	Bath & Body Works, Inc.	270,551

Common Stocks – (continued)
Specialty Retail – (continued)
21,147	CarMax, Inc.*	1,480,924
27,392	Chewy, Inc., Class A*	849,426
3,423	Penske Automotive Group, Inc.	474,359

		3,075,260

Technology Hardware, Storage & Peripherals – 0.8%
199,492	Hewlett Packard Enterprise Co.	2,856,725

Textiles, Apparel & Luxury Goods – 0.1%
9,136	Skechers USA, Inc., Class A*	485,944

Tobacco – 0.3%
19,680	Altria Group, Inc.	934,997

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $320,103,189)		$333,318,242

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
684,000	4.766%	$684,000
(Cost $684,000)

TOTAL INVESTMENTS – 99.4%
(Cost $320,787,189)		$334,002,242

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,923,658

NET ASSETS – 100.0%		$335,925,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	1	06/16/23	$209,425	$1,567

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.2%
9,506	AAR Corp.*	$501,727
3,810	AeroVironment, Inc.*	383,629
4,376	Ducommun, Inc.*	218,800
53,218	Kratos Defense & Security Solutions, Inc.*	686,512
1,011	Moog, Inc., Class A	91,101
16,975	National Presto Industries, Inc.	1,154,640
137,219	Triumph Group, Inc.*	1,483,337

		4,519,746

Automobile Components – 0.4%
14,705	Adient PLC*	543,203
8,484	Fox Factory Holding Corp.*	940,621
8,778	Luminar Technologies, Inc.*(a)	52,844
2,286	Modine Manufacturing Co.*	47,800

		1,584,468

Banks – 6.4%
3,351	1st Source Corp.	139,670
60,240	Amalgamated Financial Corp.	980,707
46,279	Ameris Bancorp	1,550,346
56,388	Associated Banc-Corp.	1,005,398
39,495	Axos Financial, Inc.*	1,606,262
9,624	BancFirst Corp.	768,861
85,250	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,193,482
6,477	BayCom Corp.	108,036
3,767	Carter Bankshares, Inc.*	48,406
68,179	Central Pacific Financial Corp.	1,082,683
6,216	Esquire Financial Holdings, Inc.	240,311
129,292	First BanCorp. (Puerto Rico)	1,519,181
6,945	First Bancorp, Inc. (The)	171,541
3,093	Glacier Bancorp, Inc.	102,780
12,939	Guaranty Bancshares, Inc.	311,959
30,022	Hancock Whitney Corp.	1,096,403
47,526	Hanmi Financial Corp.	768,020
5,126	Heritage Financial Corp.	90,269
3,912	Home Bancorp, Inc.	122,563
103,973	Hope Bancorp, Inc.	946,154
8,181	Independent Bank Corp.	145,785
37,475	International Bancshares Corp.	1,599,058
6,385	Metrocity Bankshares, Inc.	104,395
21,062	National Bank Holdings Corp., Class A	669,772
15,969	Northeast Bank	588,458
16,245	Old Second Bancorp, Inc.	199,651
3,455	Origin Bancorp, Inc.	101,681
22,687	PCB Bancorp	313,534
13,963	Renasant Corp.	392,640
17,645	Seacoast Banking Corp. of Florida	391,543
4,364	SouthState Corp.	301,029
40,661	TrustCo Bank Corp.	1,213,324
26,072	UMB Financial Corp.	1,658,440
168,983	Valley National Bancorp	1,585,061
34,399	Veritex Holdings, Inc.	592,007
1,215	Westamerica BanCorp	49,220

		24,758,630

Common Stocks – (continued)
Beverages – 1.5%
5,499	Celsius Holdings, Inc.*	525,539
3,678	Coca-Cola Consolidated, Inc.	2,168,034
7,770	National Beverage Corp.*	386,169
176,595	Primo Water Corp.	2,682,478

		5,762,220

Biotechnology – 7.6%
8,993	2seventy bio, Inc.*	85,523
117,931	ACADIA Pharmaceuticals, Inc.*	2,515,468
62,743	Affimed NV (Germany)*	56,469
48,344	Alkermes PLC*	1,380,221
21,264	ALX Oncology Holdings, Inc.*	126,308
162,411	Amicus Therapeutics, Inc.*	1,874,223
5,003	Apellis Pharmaceuticals, Inc.*	417,400
2,234	Arcellx, Inc.*	95,347
137,163	Aurinia Pharmaceuticals, Inc. (Canada)*	1,543,084
3,437	Avid Bioservices, Inc.*	62,038
9,461	BioCryst Pharmaceuticals, Inc.*	71,998
49,614	Biohaven Ltd.*	648,951
15,247	C4 Therapeutics, Inc.*	46,046
99,207	CareDx, Inc.*	802,585
57,544	Catalyst Pharmaceuticals, Inc.*	916,101
5,443	Celldex Therapeutics, Inc.*	171,128
11,528	Day One Biopharmaceuticals, Inc.*	142,947
62,051	Deciphera Pharmaceuticals, Inc.*	881,745
14,072	Denali Therapeutics, Inc.*	349,549
8,135	Design Therapeutics, Inc.*	52,471
25,790	Eagle Pharmaceuticals, Inc.*	724,183
18,539	Enanta Pharmaceuticals, Inc.*	659,061
43,911	Erasca, Inc.*	121,194
2,561	FibroGen, Inc.*	43,844
45,602	Generation Bio Co.*	224,362
52,478	Gossamer Bio, Inc.*(a)	67,697
27,345	Halozyme Therapeutics, Inc.*	878,595
75,514	Heron Therapeutics, Inc.*	180,478
2,930	Ideaya Biosciences, Inc.*	53,502
5,316	IGM Biosciences, Inc.*	57,572
48,519	ImmunoGen, Inc.*	261,517
1,217	Intellia Therapeutics, Inc.*	45,942
34,023	Intercept Pharmaceuticals, Inc.*	589,278
170,562	Iovance Biotherapeutics, Inc.*	961,970
16,220	iTeos Therapeutics, Inc.*	222,863
9,725	IVERIC bio, Inc.*	319,855
33,926	KalVista Pharmaceuticals, Inc.*	289,389
3,710	Karuna Therapeutics, Inc.*	736,212
47,559	Kiniksa Pharmaceuticals Ltd., Class A*	511,259
74,205	Kodiak Sciences, Inc.*	325,018
2,223	Madrigal Pharmaceuticals, Inc.*	693,576
7,929	MeiraGTx Holdings PLC*	42,420
5,700	Monte Rosa Therapeutics, Inc.*	25,878
21,683	Myriad Genetics, Inc.*	461,631
16,013	Nurix Therapeutics, Inc.*	154,205
3,115	PepGen, Inc.*(a)	47,005
41,462	PMV Pharmaceuticals, Inc.*	191,140
69,755	Praxis Precision Medicines, Inc.*	72,545
24,882	PTC Therapeutics, Inc.*	1,371,994

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
7,859	Rallybio Corp.*	$42,360
10,263	Recursion Pharmaceuticals, Inc., Class A*	48,955
27,546	Replimune Group, Inc.*	460,845
4,525	Sage Therapeutics, Inc.*	221,046
60,141	Sana Biotechnology, Inc.*(a)	318,146
27,878	SpringWorks Therapeutics, Inc.*	651,788
173,349	Sutro Biopharma, Inc.*	738,467
14,807	TG Therapeutics, Inc.*	367,658
13,873	Travere Therapeutics, Inc.*	299,241
25,678	Twist Bioscience Corp.*	320,461
162,728	Vanda Pharmaceuticals, Inc.*	999,150
5,825	Vaxcyte, Inc.*	249,485
18,613	Veracyte, Inc.*	421,398
37,314	Vericel Corp.*	1,175,764
3,644	Vir Biotechnology, Inc.*	91,647
11,496	Viridian Therapeutics, Inc.*	322,233
43,757	Y-mAbs Therapeutics, Inc.*	262,104

		29,564,535

Building Products – 1.3%
1,189	American Woodmark Corp.*	60,068
972	CSW Industrials, Inc.	130,899
15,112	Griffon Corp.	429,937
2,049	Insteel Industries, Inc.	56,409
25,268	Simpson Manufacturing Co., Inc.	3,178,209
50,731	Zurn Elkay Water Solutions Corp.	1,093,253

		4,948,775

Capital Markets – 1.0%
8,658	Hamilton Lane, Inc., Class A	637,921
26,573	Oppenheimer Holdings, Inc., Class A	993,564
27,079	PJT Partners, Inc., Class A	1,862,223
5,536	StoneX Group, Inc.*	542,916

		4,036,624

Chemicals – 1.4%
10,898	Aspen Aerogels, Inc.*	68,222
5,171	Hawkins, Inc.	208,598
22,287	Innospec, Inc.	2,265,028
38,366	LSB Industries, Inc.*	342,608
38,226	Minerals Technologies, Inc.	2,265,273
10,018	Orion Engineered Carbons SA (Germany)	242,536
12,602	Tronox Holdings PLC	172,521

		5,564,786

Commercial Services & Supplies – 1.2%
44,799	Brady Corp., Class A	2,286,093
36,467	BrightView Holdings, Inc.*	201,663
73,219	Ennis, Inc.	1,422,645
22,265	Healthcare Services Group, Inc.	347,557
2,987	HNI Corp.	77,602
33,281	Steelcase, Inc., Class A	266,248

		4,601,808

Common Stocks – (continued)
Communications Equipment – 1.3%
12,412	Extreme Networks, Inc.*	220,685
69,822	Harmonic, Inc.*	983,792
81,279	NetScout Systems, Inc.*	2,211,602
172,852	Viavi Solutions, Inc.*	1,548,754

		4,964,833

Construction & Engineering – 1.7%
12,977	Arcosa, Inc.	876,466
20,783	Comfort Systems USA, Inc.	3,106,851
18,093	Dycom Industries, Inc.*	1,675,774
30,496	Sterling Infrastructure, Inc.*	1,125,912

		6,785,003

Construction Materials – 0.3%
39,316	Summit Materials, Inc., Class A*	1,077,652

Consumer Finance – 0.5%
126,463	EZCORP, Inc., Class A*	1,088,846
535	FirstCash Holdings, Inc.	55,121
23,400	Regional Management Corp.	626,184

		1,770,151

Consumer Staples Distribution & Retail – 0.5%
24,929	Chefs’ Warehouse, Inc. (The)*	829,138
14,145	PriceSmart, Inc.	1,042,204

		1,871,342

Diversified Consumer Services – 0.9%
44,750	Coursera, Inc.*	556,690
8,388	Duolingo, Inc.*	1,142,110
36,834	Frontdoor, Inc.*	1,007,778
70,413	Laureate Education, Inc.	872,417

		3,578,995

Diversified REITs – 0.0%
2,004	Alexander & Baldwin, Inc. REIT	38,537

Diversified Telecommunication Services – 0.3%
328,472	Globalstar, Inc.*	297,595
2,478	IDT Corp., Class B*	82,294
11,827	Iridium Communications, Inc.	750,660
4,236	Ooma, Inc.*	52,103

		1,182,652

Electric Utilities – 0.1%
4,779	ALLETE, Inc.	298,114
5,146	Portland General Electric Co.	260,491

		558,605

Electrical Equipment – 2.2%
28,720	Array Technologies, Inc.*	587,324
22,525	Atkore, Inc.*	2,845,583
7,009	Bloom Energy Corp., Class A*	116,700
15,934	Encore Wire Corp.	2,490,962
13,576	NEXTracker, Inc., Class A*	427,508
31,249	Powell Industries, Inc.	1,251,835
19,214	Shoals Technologies Group, Inc., Class A*	401,381

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)
9,406	Thermon Group Holdings, Inc.*	$195,457
4,426	Vicor Corp.*	190,185

		8,506,935

Electronic Equipment, Instruments & Components – 2.2%
21,679	Advanced Energy Industries, Inc.	1,875,234
16,218	Belden, Inc.	1,279,438
19,221	ePlus, Inc.*	836,882
17,492	Fabrinet (Thailand)*	1,660,865
8,930	PC Connection, Inc.	359,611
8,388	Sanmina Corp.*	438,357
73,123	TTM Technologies, Inc.*	863,583
31,734	Vishay Precision Group, Inc.*	1,191,294

		8,505,264

Energy Equipment & Services – 1.0%
24,527	Borr Drilling Ltd. (Mexico)*	170,463
22,130	Dril-Quip, Inc.*	603,706
6,305	Nabors Industries Ltd.*	628,861
49,005	Oil States International, Inc.*	344,995
26,016	Patterson-UTI Energy, Inc.	291,119
83,086	RPC, Inc.	614,006
23,574	Tidewater, Inc.*	1,061,537

		3,714,687

Entertainment – 0.1%
13,619	IMAX Corp.*	285,318

Financial Services – 2.4%
2,254	Alerus Financial Corp.	32,435
48,309	A-Mark Precious Metals, Inc.	1,729,462
86,910	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,564,380
70,286	EVERTEC, Inc. (Puerto Rico)	2,438,221
26,925	I3 Verticals, Inc., Class A*	626,006
41,556	Merchants Bancorp	964,099
44,899	NMI Holdings, Inc., Class A*	1,050,637
701	PennyMac Financial Services, Inc.	43,806
63,198	StoneCo Ltd., Class A (Brazil)*	778,599

		9,227,645

Food Products – 0.7%
4,809	B&G Foods, Inc.	77,136
24,796	John B. Sanfilippo & Son, Inc.	2,577,544
27,519	SunOpta, Inc. (Canada)*	233,912

		2,888,592

Gas Utilities – 0.1%
4,800	Northwest Natural Holding Co.	225,408
494	ONE Gas, Inc.	38,013
4,868	Southwest Gas Holdings, Inc.	272,608

		536,029

Ground Transportation – 1.1%
92,447	Marten Transport Ltd.	1,866,505
7,629	Saia, Inc.*	2,271,687

		4,138,192

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.8%
28,846	AngioDynamics, Inc.*	239,999
36,662	Artivion, Inc.*	508,502
21,477	AtriCure, Inc.*	944,773
2,117	Embecta Corp.	58,747
6,937	Inari Medical, Inc.*	460,756
5,215	Inspire Medical Systems, Inc.*	1,395,690
3,087	iRadimed Corp.	128,512
5,202	Lantheus Holdings, Inc.*	444,511
19,868	LeMaitre Vascular, Inc.	1,072,872
19,549	LivaNova PLC*	936,397
1,739	Merit Medical Systems, Inc.*	141,363
21,873	NuVasive, Inc.*	941,414
5,614	Pulmonx Corp.*	65,964
5,437	Shockwave Medical, Inc.*	1,577,600
31,827	Surmodics, Inc.*	733,294
1,991	TransMedics Group, Inc.*	157,488
7,123	Utah Medical Products, Inc.	675,545
14,990	Varex Imaging Corp.*	265,923

		10,749,350

Health Care Providers & Services – 3.9%
66,613	Alignment Healthcare, Inc.*	418,996
4,794	AMN Healthcare Services, Inc.*	413,962
1,797	Apollo Medical Holdings, Inc.*	63,775
27,780	Brookdale Senior Living, Inc.*	119,176
140,159	Cano Health, Inc.*	162,584
92,417	Community Health Systems, Inc.*	585,924
22,957	Ensign Group, Inc. (The)	2,228,895
17,837	HealthEquity, Inc.*	953,388
107,694	Hims & Hers Health, Inc.*	1,248,173
59,308	Joint Corp. (The)*	936,473
15,993	National HealthCare Corp.	926,155
48,760	OPKO Health, Inc.*	71,677
23,058	Option Care Health, Inc.*	741,315
51,123	Patterson Cos., Inc.	1,385,945
25,614	Pediatrix Medical Group, Inc.*	367,049
63,534	Pennant Group, Inc. (The)*	881,217
14,452	PetIQ, Inc.*	170,389
33,504	Progyny, Inc.*	1,113,673
46,608	Select Medical Holdings Corp.	1,421,544
20,931	Surgery Partners, Inc.*	830,123

		15,040,433

Health Care REITs – 0.1%
10,526	Community Healthcare Trust, Inc. REIT	376,726

Health Care Technology – 0.3%
2,650	Evolent Health, Inc., Class A*	96,487
49,835	Health Catalyst, Inc.*	627,921
2,460	HealthStream, Inc.	60,614
15,638	Phreesia, Inc.*	494,786

		1,279,808

Hotel & Resort REITs – 3.4%
129,812	Apple Hospitality REIT, Inc. REIT	1,932,901
182,012	Chatham Lodging Trust REIT	1,863,803

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotel & Resort REITs – (continued)
276,341	DiamondRock Hospitality Co. REIT	$2,241,125
225,878	RLJ Lodging Trust REIT	2,281,368
30,468	Ryman Hospitality Properties, Inc. REIT	2,731,761
99,473	Service Properties Trust REIT	872,378
156,077	Summit Hotel Properties, Inc. REIT	1,005,136
19,162	Xenia Hotels & Resorts, Inc. REIT	242,591

		13,171,063

Hotels, Restaurants & Leisure – 4.1%
9,616	Bloomin’ Brands, Inc.	238,188
16,514	Chuy’s Holdings, Inc.*	576,008
38,731	Dave & Buster’s Entertainment, Inc.*	1,373,401
93,132	Everi Holdings, Inc.*	1,415,607
87,205	First Watch Restaurant Group, Inc.*	1,402,256
5,727	Golden Entertainment, Inc.*	241,450
99,581	International Game Technology PLC	2,802,209
9,243	Monarch Casino & Resort, Inc.	641,095
64,032	Portillo’s, Inc., Class A*	1,384,372
34,737	Red Rock Resorts, Inc., Class A	1,695,166
131,301	Sabre Corp.*	525,204
5,616	Shake Shack, Inc., Class A*	307,813
16,670	Wingstop, Inc.	3,335,834

		15,938,603

Household Durables – 1.9%
8,777	Dream Finders Homes, Inc., Class A*(a)	133,849
4,807	Green Brick Partners, Inc.*	179,157
1,641	Hovnanian Enterprises, Inc., Class A*	121,057
1,650	Installed Building Products, Inc.	205,045
22,210	LGI Homes, Inc.*	2,638,548
40,340	M/I Homes, Inc.*	2,728,598
11,337	Meritage Homes Corp.	1,451,703

		7,457,957

Independent Power and Renewable Electricity Producers – 0.1%
7,604	Clearway Energy, Inc., Class C	230,934
28,414	Montauk Renewables, Inc.*	188,953

		419,887

Industrial REITs – 1.5%
130,166	LXP Industrial Trust REIT	1,223,560
81,577	STAG Industrial, Inc. REIT	2,763,013
30,974	Terreno Realty Corp. REIT	1,907,689

		5,894,262

Insurance – 4.9%
70,028	American Equity Investment Life Holding Co.	2,698,879
27,356	AMERISAFE, Inc.	1,522,361
38,596	BRP Group, Inc., Class A*	972,233
118,172	CNO Financial Group, Inc.	2,651,780
63,796	Employers Holdings, Inc.	2,525,684
41,208	Genworth Financial, Inc., Class A*	239,418
49,628	Goosehead Insurance, Inc., Class A*	2,853,610
3,642	James River Group Holdings Ltd.	70,910

Common Stocks – (continued)
Insurance – (continued)
6,346	Kinsale Capital Group, Inc.	2,073,302
111	National Western Life Group, Inc., Class A	28,303
25,905	Oscar Health, Inc., Class A*	174,341
34,869	Palomar Holdings, Inc.*	1,752,516
29,210	Stewart Information Services Corp.	1,216,596
1,368	Trupanion, Inc.*	48,030

		18,827,963

Interactive Media & Services – 0.4%
12,895	Bumble, Inc., Class A*	234,818
40,191	DHI Group, Inc.*	147,501
10,140	Shutterstock, Inc.	679,380
172,564	Vimeo, Inc.*	567,735

		1,629,434

IT Services – 0.5%
26,874	Brightcove, Inc.*	111,258
88,454	Fastly, Inc., Class A*	1,307,350
2,490	Perficient, Inc.*	161,651
14,802	Rackspace Technology, Inc.*	21,611
12,229	Squarespace, Inc., Class A*	380,322

		1,982,192

Leisure Products – 0.4%
19,528	Acushnet Holdings Corp.	978,939
9,376	Clarus Corp.	91,228
22,819	Topgolf Callaway Brands Corp.*	505,897

		1,576,064

Life Sciences Tools & Services – 1.3%
113,608	Adaptive Biotechnologies Corp.*	811,161
29,694	CryoPort, Inc.*	624,762
15,309	Medpace Holdings, Inc.*	3,063,943
46,220	NanoString Technologies, Inc.*	452,956

		4,952,822

Machinery – 3.5%
3,020	Barnes Group, Inc.	126,931
6,937	Chart Industries, Inc.*	923,315
1,684	CIRCOR International, Inc.*	46,883
17,939	Columbus McKinnon Corp.	622,663
7,246	Douglas Dynamics, Inc.	212,380
29,583	Franklin Electric Co., Inc.	2,646,791
4,285	Greenbrier Cos., Inc. (The)	113,338
1,225	John Bean Technologies Corp.	133,170
4,693	Manitowoc Co., Inc. (The)*	71,756
44,271	Mueller Industries, Inc.	3,180,871
3,689	RBC Bearings, Inc.*	837,440
6,450	Terex Corp.	287,605
41,512	Titan International, Inc.*	405,157
49,513	Wabash National Corp.	1,270,999
16,735	Watts Water Technologies, Inc., Class A	2,706,551

		13,585,850

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Marine Transportation – 1.0%
232,361	Costamare, Inc. (Monaco)	$2,098,220
48,245	Eneti, Inc.	413,460
360,005	Safe Bulkers, Inc. (Greece)	1,317,618

		3,829,298

Media – 1.5%
16,542	Clear Channel Outdoor Holdings, Inc.*	21,008
648	Daily Journal Corp.*	177,001
96,765	EW Scripps Co. (The), Class A*	815,729
108,135	Gray Television, Inc.	833,721
24,633	Sinclair Broadcast Group, Inc., Class A	489,950
47,920	TechTarget, Inc.*	1,633,593
81,434	Thryv Holdings, Inc.*	1,829,008

		5,800,010

Metals & Mining – 2.1%
48,208	ATI, Inc.*	1,861,793
43,335	Carpenter Technology Corp.	2,285,488
311,707	Coeur Mining, Inc.*	1,059,804
12,721	Commercial Metals Co.	593,943
75,818	Constellium SE*	1,125,897
19,579	Haynes International, Inc.	920,409
41,232	Hecla Mining Co.	249,454
23,142	Novagold Resources, Inc. (Canada)*	125,892
2,698	Warrior Met Coal, Inc.	93,270

		8,315,950

Mortgage Real Estate Investment Trusts (REITs) – 0.9%
17,463	Arbor Realty Trust, Inc. REIT	200,301
112,055	ARMOUR Residential REIT, Inc. REIT	571,480
98,484	BrightSpire Capital, Inc. REIT	561,359
12,489	Ladder Capital Corp. REIT	116,772
109,630	MFA Financial, Inc. REIT	1,171,945
53,358	Nexpoint Real Estate Finance, Inc. REIT	742,743
5,378	Two Harbors Investment Corp. REIT	74,916

		3,439,516

Office REITs – 0.3%
14,046	City Office REIT, Inc. REIT	81,748
43,803	Equity Commonwealth REIT	907,598

		989,346

Oil, Gas & Consumable Fuels – 6.2%
1,944	Arch Resources, Inc.	237,654
106,036	Ardmore Shipping Corp. (Ireland)	1,557,669
4,457	Chord Energy Corp.	634,365
14,320	Civitas Resources, Inc.	988,796
69,217	Comstock Resources, Inc.	795,995
6,978	CONSOL Energy, Inc.	414,074
183,963	DHT Holdings, Inc.	1,745,809
23,685	Dorian LPG Ltd.	526,281
138,886	Equitrans Midstream Corp.	715,263
107,379	Frontline PLC (Norway)	1,661,153
113,821	Golar LNG Ltd. (Cameroon)*	2,583,737
56,307	International Seaways, Inc.	2,242,145

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
38,764	Kosmos Energy Ltd. (Ghana)*	248,089
333,790	Nordic American Tankers Ltd.	1,178,279
15,687	PBF Energy, Inc., Class A	546,849
30,884	Peabody Energy Corp.*	741,834
49,893	Scorpio Tankers, Inc. (Monaco)	2,606,909
162,722	SFL Corp. Ltd. (Norway)	1,479,143
176,183	Teekay Corp. (Bermuda)*	995,434
50,799	Teekay Tankers Ltd., Class A (Canada)*	2,056,851

		23,956,329

Personal Care Products – 1.1%
81,361	Beauty Health Co. (The)*	932,397
34,606	elf Beauty, Inc.*	3,210,053

		4,142,450

Pharmaceuticals – 1.6%
78,170	Amneal Pharmaceuticals, Inc.*	150,868
25,538	Amphastar Pharmaceuticals, Inc.*	913,494
2,873	Amylyx Pharmaceuticals, Inc.*	81,593
6,061	Axsome Therapeutics, Inc.*	433,543
4,158	Collegium Pharmaceutical, Inc.*	96,757
15,773	Harmony Biosciences Holdings, Inc.*	508,522
97,769	Phibro Animal Health Corp., Class A	1,521,286
40,197	Prestige Consumer Healthcare, Inc.*	2,473,321
495	Reata Pharmaceuticals, Inc., Class A*	48,936
23,928	SIGA Technologies, Inc.	139,500

		6,367,820

Professional Services – 2.2%
49,872	CBIZ, Inc.*	2,627,756
3,672	ExlService Holdings, Inc.*	655,011
32,960	Exponent, Inc.	3,033,968
5,583	Forrester Research, Inc.*	172,738
11,038	Franklin Covey Co.*	405,315
33,830	IBEX Holdings Ltd.*	692,500
7,384	NV5 Global, Inc.*	699,486
5,594	Red Violet, Inc.*	95,658

		8,382,432

Real Estate Management & Development – 0.2%
36,258	Cushman & Wakefield PLC*	357,141
63,785	Newmark Group, Inc., Class A	404,397
24,472	Redfin Corp.*	182,317

		943,855

Residential REITs – 1.3%
161,106	Independence Realty Trust, Inc. REIT	2,682,415
53,748	NexPoint Residential Trust, Inc. REIT	2,307,402
4,247	UMH Properties, Inc. REIT	64,554

		5,054,371

Retail REITs – 0.1%
22,115	Macerich Co. (The) REIT	220,929
8,319	SITE Centers Corp. REIT	102,657
6,522	Tanger Factory Outlet Centers, Inc. REIT	127,896

		451,482

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
12,519	Ambarella, Inc.*	$775,928
18,740	Axcelis Technologies, Inc.*	2,216,942
17,936	Cohu, Inc.*	606,954
19,111	Diodes, Inc.*	1,523,147
1,935	Impinj, Inc.*	171,073
39,886	MaxLinear, Inc.*	962,449
1,730	Silicon Laboratories, Inc.*	240,989

		6,497,482

Software – 5.7%
126,363	8x8, Inc.*	362,662
26,663	Alarm.com Holdings, Inc.*	1,271,558
36,721	American Software, Inc., Class A	438,449
17,201	Amplitude, Inc., Class A*	195,231
43,884	Appian Corp., Class A*	1,647,844
58,441	Asana, Inc., Class A*	945,575
3,298	Blackline, Inc.*	183,732
5,563	C3.ai, Inc., Class A*(a)	99,133
88,058	Clear Secure, Inc., Class A	2,130,123
40,739	CommVault Systems, Inc.*	2,373,862
6,632	Enfusion, Inc., Class A*	55,576
11,893	Everbridge, Inc.*	312,548
1,067	MicroStrategy, Inc., Class A*(a)	350,381
25,206	PagerDuty, Inc.*	757,692
48,078	PROS Holdings, Inc.*	1,363,973
34,621	Q2 Holdings, Inc.*	852,369
1,466	Rapid7, Inc.*	71,262
8,397	Riot Platforms, Inc.*(a)	100,428
35,130	Sapiens International Corp. NV (Israel)	707,167
29,562	Sprout Social, Inc., Class A*	1,456,224
10,650	SPS Commerce, Inc.*	1,568,745
11,225	Tenable Holdings, Inc.*	415,213
23,207	Varonis Systems, Inc.*	537,474
26,642	Workiva, Inc.*	2,488,896
135,796	Yext, Inc.*	1,192,289
6,611	Zuora, Inc., Class A*	51,500

		21,929,906

Specialized REITs – 0.7%
145,908	Outfront Media, Inc. REIT	2,430,827
57,668	Uniti Group, Inc. REIT	197,225

		2,628,052

Specialty Retail – 2.0%
32,339	Academy Sports & Outdoors, Inc.	2,054,173
9,049	Arko Corp.	75,650
13,466	Asbury Automotive Group, Inc.*	2,605,132
10,103	Boot Barn Holdings, Inc.*	732,164
60,154	CarParts.com, Inc.*	285,130
5,391	Cato Corp. (The), Class A	44,476
3,257	Murphy USA, Inc.	896,424
7,810	PetMed Express, Inc.	120,040
68,352	RealReal, Inc. (The)*(a)	76,554
47,449	Sally Beauty Holdings, Inc.*	675,199
7,536	Sonic Automotive, Inc., Class A	335,503

		7,900,445

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.6%
22,007	Super Micro Computer, Inc.*	2,320,198

Textiles, Apparel & Luxury Goods – 0.9%
25,956	Crocs, Inc.*	3,209,979
4,321	Movado Group, Inc.	110,704

		3,320,683

Trading Companies & Distributors – 2.0%
19,355	Applied Industrial Technologies, Inc.	2,625,699
31,331	GMS, Inc.*	1,819,078
3,887	H&E Equipment Services, Inc.	141,876
1,861	Herc Holdings, Inc.	186,137
90,280	MRC Global, Inc.*	879,327
129,932	NOW, Inc.*	1,386,374
14,179	Rush Enterprises, Inc., Class A	753,047
569	Veritiv Corp.	65,361

		7,856,899

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $380,242,809)		$381,980,962

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,428,317	4.766%	$1,428,317
(Cost $1,428,317)

TOTAL INVESTMENTS – 99.0%
(Cost $381,671,126)		$383,409,279

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		3,835,587

NET ASSETS – 100.0%		$387,244,866

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	1	06/16/23	$88,740	$(584)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 0.5%
2,676	AeroVironment, Inc.*	$269,447
20,735	Triumph Group, Inc.*	224,145

		493,592

Automobile Components – 0.7%
5,532	Fox Factory Holding Corp.*	613,333
12,780	Luminar Technologies, Inc.*(a)	76,935

		690,268

Automobiles – 0.0%
4,755	Fisker, Inc.*(a)	30,622

Banks – 1.1%
4,173	Amalgamated Financial Corp.	67,936
1,187	BancFirst Corp.	94,829
17,813	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	458,328
7,442	Esquire Financial Holdings, Inc.	287,708
7,329	First BanCorp. (Puerto Rico)	86,116
2,025	First Financial Bankshares, Inc.	59,252
1,409	International Bancshares Corp.	60,122

		1,114,291

Beverages – 1.3%
3,720	Celsius Holdings, Inc.*	355,520
1,420	Coca-Cola Consolidated, Inc.	837,033
3,134	National Beverage Corp.*	155,760

		1,348,313

Biotechnology – 9.3%
35,044	ACADIA Pharmaceuticals, Inc.*	747,489
15,530	Affimed NV (Germany)*	13,977
22,108	Alkermes PLC*	631,183
61,680	Amicus Therapeutics, Inc.*	711,787
5,158	Apellis Pharmaceuticals, Inc.*	430,332
3,052	Arrowhead Pharmaceuticals, Inc.*	108,071
46,914	Aurinia Pharmaceuticals, Inc. (Canada)*	527,782
4,887	Avid Bioservices, Inc.*	88,210
1,806	Beam Therapeutics, Inc.*	55,462
6,286	BioCryst Pharmaceuticals, Inc.*	47,836
12,674	Biohaven Ltd.*	165,776
34,353	CareDx, Inc.*	277,916
24,341	Catalyst Pharmaceuticals, Inc.*	387,509
7,684	Deciphera Pharmaceuticals, Inc.*	109,190
12,966	Denali Therapeutics, Inc.*	322,075
10,436	Dynavax Technologies Corp.*	108,639
10,964	Eagle Pharmaceuticals, Inc.*	307,869
6,846	FibroGen, Inc.*	117,204
34,062	Gossamer Bio, Inc.*(a)	43,940
15,480	Halozyme Therapeutics, Inc.*	497,372
30,253	Heron Therapeutics, Inc.*	72,305
7,345	Insmed, Inc.*	143,228
537	Intellia Therapeutics, Inc.*	20,272
11,578	Intercept Pharmaceuticals, Inc.*	200,531
8,556	Iovance Biotherapeutics, Inc.*	48,256
4,988	Ironwood Pharmaceuticals, Inc.*	51,925

Common Stocks – (continued)
Biotechnology – (continued)
7,284	IVERIC bio, Inc.*	239,571
2,308	Karuna Therapeutics, Inc.*	458,000
18,780	Kiniksa Pharmaceuticals Ltd., Class A*	201,885
1,027	Madrigal Pharmaceuticals, Inc.*	320,424
11,158	Praxis Precision Medicines, Inc.*	11,604
11,610	Precigen, Inc.*	14,048
3,224	PTC Therapeutics, Inc.*	177,771
48,745	Rigel Pharmaceuticals, Inc.*	55,082
828	SpringWorks Therapeutics, Inc.*	19,359
10,691	Sutro Biopharma, Inc.*	45,544
9,723	TG Therapeutics, Inc.*	241,422
11,827	Travere Therapeutics, Inc.*	255,108
7,430	Twist Bioscience Corp.*	92,726
43,040	Vanda Pharmaceuticals, Inc.*	264,266
7,430	Vaxcyte, Inc.*	318,227
15,175	Vericel Corp.*	478,164
3,123	Viridian Therapeutics, Inc.*	87,538
26,181	Y-mAbs Therapeutics, Inc.*	156,824

		9,673,699

Broadline Retail – 0.1%
210	Dillard’s, Inc., Class A	62,662

Building Products – 2.7%
4,503	CSW Industrials, Inc.	606,419
1,988	Griffon Corp.	56,559
11,650	Janus International Group, Inc.*	104,850
9,117	Simpson Manufacturing Co., Inc.	1,146,736
4,324	UFP Industries, Inc.	339,521
27,157	Zurn Elkay Water Solutions Corp.	585,233

		2,839,318

Capital Markets – 1.0%
4,035	Hamilton Lane, Inc., Class A	297,299
728	Houlihan Lokey, Inc.	66,524
10,358	PJT Partners, Inc., Class A	712,320

		1,076,143

Chemicals – 0.7%
12,864	Aspen Aerogels, Inc.*	80,529
1,799	Innospec, Inc.	182,832
4,540	Livent Corp.*	99,199
14,607	LSB Industries, Inc.*	130,440
9,252	Orion Engineered Carbons SA (Germany)	223,991

		716,991

Commercial Services & Supplies – 0.9%
13,451	Brady Corp., Class A	686,405
5,853	HNI Corp.	152,061
2,193	Montrose Environmental Group, Inc.*	66,799
3,650	Pitney Bowes, Inc.	12,811

		918,076

Communications Equipment – 1.5%
1,732	Cambium Networks Corp.*	26,222
18,734	CommScope Holding Co., Inc.*	92,359

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – (continued)
17,345	Extreme Networks, Inc.*	$308,394
29,468	Harmonic, Inc.*	415,204
849	NetScout Systems, Inc.*	23,101
76,757	Viavi Solutions, Inc.*	687,743

		1,553,023

Construction & Engineering – 2.1%
7,182	Comfort Systems USA, Inc.	1,073,637
1,239	Construction Partners, Inc., Class A*	32,140
7,266	Dycom Industries, Inc.*	672,977
10,751	Sterling Infrastructure, Inc.*	396,927

		2,175,681

Consumer Finance – 0.1%
14,221	EZCORP, Inc., Class A*	122,443

Consumer Staples Distribution & Retail – 0.6%
6,644	Chefs’ Warehouse, Inc. (The)*	220,979
6,528	Natural Grocers by Vitamin Cottage, Inc.	70,437
4,261	PriceSmart, Inc.	313,951

		605,367

Distributors – 0.1%
10,152	Funko, Inc., Class A*	100,099

Diversified Consumer Services – 0.8%
21,603	Coursera, Inc.*	268,741
4,067	Duolingo, Inc.*	553,763

		822,504

Diversified Telecommunication Services – 0.6%
61,687	Globalstar, Inc.*	55,889
2,004	IDT Corp., Class B*	66,553
8,596	Iridium Communications, Inc.	545,588
1,138	Ooma, Inc.*	13,997

		682,027

Electrical Equipment – 2.4%
16,032	Array Technologies, Inc.*	327,854
7,722	Atkore, Inc.*	975,520
11,557	Bloom Energy Corp., Class A*	192,424
1,037	Encore Wire Corp.	162,114
23,813	FTC Solar, Inc.*	65,010
5,214	NEXTracker, Inc., Class A*	164,189
5,826	Powell Industries, Inc.	233,390
12,320	Shoals Technologies Group, Inc., Class A*	257,365
4,061	Vicor Corp.*	174,501

		2,552,367

Electronic Equipment, Instruments & Components – 2.1%
9,062	Advanced Energy Industries, Inc.	783,863
391	Badger Meter, Inc.	51,741
2,561	Belden, Inc.	202,037
1,517	CTS Corp.	59,481
1,250	ePlus, Inc.*	54,425
8,364	Fabrinet (Thailand)*	794,162

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
1,620	Novanta, Inc.*	247,601

		2,193,310

Energy Equipment & Services – 1.3%
2,793	Borr Drilling Ltd. (Mexico)*	19,411
2,389	Cactus, Inc., Class A	96,707
299	ChampionX Corp.	8,097
3,150	Dril-Quip, Inc.*	85,932
2,204	Nabors Industries Ltd.*	219,827
22,449	NexTier Oilfield Solutions, Inc.*	181,388
4,793	Patterson-UTI Energy, Inc.	53,634
52,950	RPC, Inc.	391,300
2,586	Tidewater, Inc.*	116,448
2,308	Weatherford International PLC*	149,166

		1,321,910

Financial Services – 1.6%
5,330	A-Mark Precious Metals, Inc.	190,814
26,220	EVERTEC, Inc. (Puerto Rico)	909,572
1,701	Flywire Corp.*	49,618
10,653	I3 Verticals, Inc., Class A*	247,682
22,225	Marqeta, Inc., Class A*	90,011
3,110	Payoneer Global, Inc.*	16,981
12,327	StoneCo Ltd., Class A (Brazil)*	151,869

		1,656,547

Food Products – 0.6%
1,599	Beyond Meat, Inc.*	21,650
2,926	Cal-Maine Foods, Inc.	138,985
4,480	John B. Sanfilippo & Son, Inc.	465,696
3,293	SunOpta, Inc. (Canada)*	27,991

		654,322

Ground Transportation – 1.5%
28,962	Marten Transport Ltd.	584,743
3,268	PAM Transportation Services, Inc.*	73,366
2,801	Saia, Inc.*	834,054
3,232	Universal Logistics Holdings, Inc.	82,739

		1,574,902

Health Care Equipment & Supplies – 5.5%
21,166	Artivion, Inc.*	293,572
4,501	AtriCure, Inc.*	197,999
1,657	Glaukos Corp.*	78,724
1,235	Haemonetics Corp.*	103,382
4,129	Inari Medical, Inc.*	274,248
2,945	Inspire Medical Systems, Inc.*	788,170
6,387	iRadimed Corp.	265,891
5,570	Lantheus Holdings, Inc.*	475,957
9,301	LeMaitre Vascular, Inc.	502,254
4,807	LivaNova PLC*	230,255
1,008	Nevro Corp.*	29,504
16,230	NuVasive, Inc.*	698,539
2,026	Pulmonx Corp.*	23,806
3,052	Shockwave Medical, Inc.*	885,568
3,074	SI-BONE, Inc.*	67,935

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
8,538	Surmodics, Inc.*	$196,716
2,127	TransMedics Group, Inc.*	168,246
4,507	Utah Medical Products, Inc.	427,444

		5,708,210

Health Care Providers & Services – 4.7%
36,158	Alignment Healthcare, Inc.*	227,434
4,412	AMN Healthcare Services, Inc.*	380,976
5,736	Apollo Medical Holdings, Inc.*	203,571
41,383	Cano Health, Inc.*	48,004
6,325	Ensign Group, Inc. (The)	614,094
8,740	HealthEquity, Inc.*	467,153
42,617	Hims & Hers Health, Inc.*	493,931
20,287	Joint Corp. (The)*	320,332
12,682	Option Care Health, Inc.*	407,726
4,947	Patterson Cos., Inc.	134,113
23,286	Pennant Group, Inc. (The)*	322,977
14,438	Progyny, Inc.*	479,919
8,909	R1 RCM, Inc.*	138,891
13,095	Select Medical Holdings Corp.	399,398
6,590	Surgery Partners, Inc.*	261,360

		4,899,879

Health Care REITs – 0.1%
270	Community Healthcare Trust, Inc. REIT	9,663
1,790	Universal Health Realty Income Trust REIT	77,865

		87,528

Health Care Technology – 0.2%
3,478	Evolent Health, Inc., Class A*	126,634
3,951	Phreesia, Inc.*	125,010

		251,644

Hotel & Resort REITs – 0.8%
40,807	Chatham Lodging Trust REIT	417,864
5,777	DiamondRock Hospitality Co. REIT	46,851
32,458	RLJ Lodging Trust REIT	327,826
573	Ryman Hospitality Properties, Inc. REIT	51,375

		843,916

Hotels, Restaurants & Leisure – 5.0%
11,867	Dave & Buster’s Entertainment, Inc.*	420,804
25,137	Everi Holdings, Inc.*	382,083
5,521	First Watch Restaurant Group, Inc.*	88,778
4,811	Golden Entertainment, Inc.*	202,832
25,117	International Game Technology PLC	706,792
5,659	Monarch Casino & Resort, Inc.	392,508
14,875	ONE Group Hospitality, Inc. (The)*	116,471
26,540	Portillo’s, Inc., Class A*	573,795
2,378	Red Rock Resorts, Inc., Class A	116,046
17,643	Sabre Corp.*	70,572
4,293	Shake Shack, Inc., Class A*	235,299
6,235	Texas Roadhouse, Inc.	689,716
6,149	Wingstop, Inc.	1,230,476

		5,226,172

Common Stocks – (continued)
Household Durables – 1.5%
10,891	Dream Finders Homes, Inc., Class A*(a)	166,088
1,664	Hovnanian Enterprises, Inc., Class A*	122,753
1,876	Installed Building Products, Inc.	233,130
802	iRobot Corp.*	31,543
3,043	LGI Homes, Inc.*	361,508
8,973	M/I Homes, Inc.*	606,934

		1,521,956

Independent Power and Renewable Electricity Producers – 0.1%
4,505	Clearway Energy, Inc., Class C	136,817
1,676	Montauk Renewables, Inc.*	11,145

		147,962

Insurance – 3.8%
13,932	American Equity Investment Life Holding Co.	536,939
17,181	BRP Group, Inc., Class A*	432,790
6,705	CNO Financial Group, Inc.	150,460
7,842	Employers Holdings, Inc.	310,465
13,854	Goosehead Insurance, Inc., Class A*	796,605
2,899	Kinsale Capital Group, Inc.	947,132
13,818	Palomar Holdings, Inc.*	694,493
2,499	Trupanion, Inc.*	87,740

		3,956,624

Interactive Media & Services – 0.6%
27,725	DHI Group, Inc.*	101,751
2,356	Eventbrite, Inc., Class A*	17,128
3,576	Shutterstock, Inc.	239,592
85,037	Vimeo, Inc.*	279,772

		638,243

IT Services – 0.2%
9,012	Brightcove, Inc.*	37,309
9,033	Fastly, Inc., Class A*	133,508
612	Perficient, Inc.*	39,731

		210,548

Leisure Products – 0.0%
2,697	Clarus Corp.	26,242

Life Sciences Tools & Services – 1.5%
5,628	Adaptive Biotechnologies Corp.*	40,184
11,473	CryoPort, Inc.*	241,392
5,499	Medpace Holdings, Inc.*	1,100,570
23,289	NanoString Technologies, Inc.*	228,232

		1,610,378

Machinery – 5.2%
4,786	Chart Industries, Inc.*	637,017
17,279	Douglas Dynamics, Inc.	506,448
1,972	Federal Signal Corp.	101,321
9,977	Franklin Electric Co., Inc.	892,642
2,769	John Bean Technologies Corp.	301,018
11,347	Mueller Industries, Inc.	815,282
31,505	Mueller Water Products, Inc., Class A	422,167
1,749	Omega Flex, Inc.	192,407

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
12,886	Titan International, Inc.*	$125,767
19,252	Wabash National Corp.	494,199
5,850	Watts Water Technologies, Inc., Class A	946,121

		5,434,389

Marine Transportation – 0.7%
60,843	Costamare, Inc. (Monaco)	549,413
7,525	Eneti, Inc.	64,489
21,435	Safe Bulkers, Inc. (Greece)	78,452

		692,354

Media – 1.2%
330	Daily Journal Corp.*	90,139
22,631	Gray Television, Inc.	174,485
11,247	Sinclair Broadcast Group, Inc., Class A	223,703
14,748	TechTarget, Inc.*	502,759
11,523	Thryv Holdings, Inc.*	258,807

		1,249,893

Metals & Mining – 1.6%
21,770	ATI, Inc.*	840,758
2,653	Carpenter Technology Corp.	139,919
4,010	Coeur Mining, Inc.*	13,634
31,395	Constellium SE*	466,216
1,431	Haynes International, Inc.	67,271
21,019	Novagold Resources, Inc. (Canada)*	114,343

		1,642,141

Oil, Gas & Consumable Fuels – 5.0%
1,408	Arch Resources, Inc.	172,128
19,584	Ardmore Shipping Corp. (Ireland)	287,689
1,973	Chord Energy Corp.	280,817
33,007	Comstock Resources, Inc.	379,580
3,169	CONSOL Energy, Inc.	188,048
25,659	DHT Holdings, Inc.	243,504
3,537	Frontline PLC (Norway)	54,717
23,836	Golar LNG Ltd. (Cameroon)*	541,077
13,001	International Seaways, Inc.	517,700
58,610	Kosmos Energy Ltd. (Ghana)*	375,104
7,203	Magnolia Oil & Gas Corp., Class A	152,127
8,619	Matador Resources Co.	422,590
39,989	Nordic American Tankers Ltd.	141,161
1,648	Par Pacific Holdings, Inc.*	38,613
1,200	PBF Energy, Inc., Class A	41,832
358	Peabody Energy Corp.*	8,599
11,721	Scorpio Tankers, Inc. (Monaco)	612,422
13,629	SFL Corp. Ltd. (Norway)	123,888
1,370	SilverBow Resources, Inc.*	32,675
6,968	SM Energy Co.	195,661
16,724	Teekay Corp. (Bermuda)*	94,491
7,579	Teekay Tankers Ltd., Class A (Canada)*	306,874

		5,211,297

Passenger Airlines – 0.0%
7,813	Joby Aviation, Inc.*(a)	33,830

Common Stocks – (continued)
Personal Care Products – 1.4%
23,568	Beauty Health Co. (The)*	270,089
4,354	BellRing Brands, Inc.*	156,700
11,610	elf Beauty, Inc.*	1,076,944

		1,503,733

Pharmaceuticals – 2.5%
43,953	Amneal Pharmaceuticals, Inc.*	84,829
14,579	Amphastar Pharmaceuticals, Inc.*	521,491
1,712	Arvinas, Inc.*	44,872
2,634	Axsome Therapeutics, Inc.*	188,410
1,226	Cassava Sciences, Inc.*(a)	28,468
8,878	Collegium Pharmaceutical, Inc.*	206,591
7,352	Harmony Biosciences Holdings, Inc.*	237,028
2,628	Intra-Cellular Therapies, Inc.*	163,330
27,225	Phibro Animal Health Corp., Class A	423,621
8,928	Prestige Consumer Healthcare, Inc.*	549,340
268	Reata Pharmaceuticals, Inc., Class A*	26,494
15,306	SIGA Technologies, Inc.	89,234

		2,563,708

Professional Services – 3.5%
17,727	CBIZ, Inc.*	934,036
3,141	ExlService Holdings, Inc.*	560,292
11,494	Exponent, Inc.	1,058,023
3,984	Forrester Research, Inc.*	123,265
8,372	Franklin Covey Co.*	307,420
12,482	IBEX Holdings Ltd.*	255,506
3,185	NV5 Global, Inc.*	301,715
9,165	Red Violet, Inc.*	156,721

		3,696,978

Real Estate Management & Development – 0.3%
3,778	Compass, Inc., Class A*	8,840
17,713	Cushman & Wakefield PLC*	174,473
21,446	Redfin Corp.*	159,773

		343,086

Residential REITs – 0.8%
7,698	Independence Realty Trust, Inc. REIT	128,172
16,891	NexPoint Residential Trust, Inc. REIT	725,130

		853,302

Retail REITs – 0.1%
6,280	Tanger Factory Outlet Centers, Inc. REIT	123,151

Semiconductors & Semiconductor Equipment – 3.3%
7,400	Ambarella, Inc.*	458,652
7,284	Axcelis Technologies, Inc.*	861,697
6,163	Diodes, Inc.*	491,191
2,739	FormFactor, Inc.*	74,802
2,574	Impinj, Inc.*	227,567
16,827	MaxLinear, Inc.*	406,035
2,802	Power Integrations, Inc.	203,930
3,459	Silicon Laboratories, Inc.*	481,839
2,444	Synaptics, Inc.*	216,441

		3,422,154

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 8.8%
60,274	8x8, Inc.*	$172,986
8,824	Alarm.com Holdings, Inc.*	420,817
2,349	Altair Engineering, Inc., Class A*	162,198
803	American Software, Inc., Class A	9,588
9,589	Amplitude, Inc., Class A*	108,835
14,710	Appian Corp., Class A*	552,361
24,732	Asana, Inc., Class A*	400,164
5,031	Blackline, Inc.*	280,277
10,167	Box, Inc., Class A*	269,019
28,726	Clear Secure, Inc., Class A	694,882
15,312	CommVault Systems, Inc.*	892,230
9,607	Enfusion, Inc., Class A*	80,507
1,965	EngageSmart, Inc.*	33,739
6,090	Everbridge, Inc.*	160,045
318	MicroStrategy, Inc., Class A*(a)	104,425
8,187	PagerDuty, Inc.*	246,101
14,243	PROS Holdings, Inc.*	404,074
13,642	Q2 Holdings, Inc.*	335,866
1,341	Rapid7, Inc.*	65,186
14,586	Sapiens International Corp. NV (Israel)	293,616
12,456	Sprout Social, Inc., Class A*	613,583
4,648	SPS Commerce, Inc.*	684,650
9,704	Tenable Holdings, Inc.*	358,951
13,621	Varonis Systems, Inc.*	315,462
10,217	Workiva, Inc.*	954,472
56,815	Yext, Inc.*	498,836
14,853	Zuora, Inc., Class A*	115,705

		9,228,575

Specialized REITs – 0.7%
45,960	Outfront Media, Inc. REIT	765,694

Specialty Retail – 2.1%
16,324	Arko Corp.	136,469
3,139	Asbury Automotive Group, Inc.*	607,271
2,344	Boot Barn Holdings, Inc.*	169,870
22,418	CarParts.com, Inc.*	106,261
3,254	Murphy USA, Inc.	895,598
10,846	RealReal, Inc. (The)*(a)	12,148
21,550	Sally Beauty Holdings, Inc.*	306,656

		2,234,273

Technology Hardware, Storage & Peripherals – 0.9%
8,452	Super Micro Computer, Inc.*	891,094

Textiles, Apparel & Luxury Goods – 1.2%
10,113	Crocs, Inc.*	1,250,675

Trading Companies & Distributors – 2.4%
7,903	Applied Industrial Technologies, Inc.	1,072,121
12,708	GMS, Inc.*	737,827
2,998	H&E Equipment Services, Inc.	109,427
2,555	Herc Holdings, Inc.	255,551
33,877	MRC Global, Inc.*	329,962
437	Veritiv Corp.	50,198

		2,555,086

Common Stocks – (continued)
Water Utilities – 0.1%
1,307	Middlesex Water Co.	95,385

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $98,442,125)		$103,898,577

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
436,572	4.766%	$436,572
(Cost $436,572)

TOTAL INVESTMENTS – 99.8%
(Cost $98,878,697)		$104,335,149

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		164,396

NET ASSETS – 100.0%		$104,499,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 1.7%
45,840	AAR Corp.*	$2,419,435
41,405	Ducommun, Inc.*	2,070,250
278,839	Kratos Defense & Security Solutions, Inc.*	3,597,023
9,230	Moog, Inc., Class A	831,715
44,865	National Presto Industries, Inc.	3,051,717
385,266	Triumph Group, Inc.*	4,164,726

		16,134,866

Air Freight & Logistics – 0.0%
2,206	Hub Group, Inc., Class A*	166,332

Automobile Components – 0.6%
101,819	Adient PLC*	3,761,194
13,818	American Axle & Manufacturing Holdings, Inc.*	98,799
65,704	Modine Manufacturing Co.*	1,373,870

		5,233,863

Banks – 13.1%
70,320	1st Source Corp.	2,930,938
168,481	Amalgamated Financial Corp.	2,742,871
142,894	Ameris Bancorp	4,786,949
291,084	Associated Banc-Corp.	5,190,028
5,504	Atlantic Union Bankshares Corp.	157,524
118,747	Axos Financial, Inc.*	4,829,441
4,618	BancFirst Corp.	368,932
226,247	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	5,821,335
77,568	BankUnited, Inc.	1,749,158
4,153	Bankwell Financial Group, Inc.	96,599
65,001	BayCom Corp.	1,084,217
4,024	BCB Bancorp, Inc.	47,483
60,315	Business First Bancshares, Inc.	930,057
13,768	Cadence Bank	278,389
26,315	Capital Bancorp, Inc.	443,408
39,060	Capstar Financial Holdings, Inc.	522,623
23,392	Carter Bankshares, Inc.*	300,587
24,017	Cathay General Bancorp	765,422
174,686	Central Pacific Financial Corp.	2,774,014
9,516	ConnectOne Bancorp, Inc.	150,162
37,135	CrossFirst Bankshares, Inc.*	372,464
70,070	CVB Financial Corp.	1,048,948
12,211	Dime Community Bancshares, Inc.	251,547
56,236	Enterprise Financial Services Corp.	2,404,651
17,171	FB Financial Corp.	505,343
20,629	Financial Institutions, Inc.	360,595
391,530	First BanCorp. (Puerto Rico)	4,600,478
22,026	First Commonwealth Financial Corp.	274,884
3,817	First Financial Corp.	131,877
102,567	Glacier Bancorp, Inc.	3,408,301
48,692	Great Southern Bancorp, Inc.	2,477,449
152,196	Hancock Whitney Corp.	5,558,198
172,883	Hanmi Financial Corp.	2,793,789
37,724	Heartland Financial USA, Inc.	1,228,293
46,903	Heritage Commerce Corp.	398,676
36,447	Heritage Financial Corp.	641,832

Common Stocks – (continued)
Banks – (continued)
32,126	Home BancShares, Inc.	699,383
34,702	HomeTrust Bancshares, Inc.	724,231
361,194	Hope Bancorp, Inc.	3,286,865
109,413	Independent Bank Corp.	1,949,740
113,606	International Bancshares Corp.	4,847,568
8,535	Macatawa Bank Corp.	79,802
108,759	National Bank Holdings Corp., Class A	3,458,536
34,489	Northeast Bank	1,270,920
16,550	OFG Bancorp (Puerto Rico)	423,184
69,023	Old National Bancorp	925,598
100,537	Old Second Bancorp, Inc.	1,235,600
101,235	Origin Bancorp, Inc.	2,979,346
38,022	PCB Bancorp	525,464
13,277	Preferred Bank	638,358
2,716	QCR Holdings, Inc.	112,442
54,699	Renasant Corp.	1,538,136
6,368	Republic Bancorp, Inc., Class A	250,262
155,387	Seacoast Banking Corp. of Florida	3,448,038
56,544	Sierra Bancorp	926,756
9,849	Southern First Bancshares, Inc.*	271,635
87,729	SouthState Corp.	6,051,546
111,654	TrustCo Bank Corp.	3,331,755
44,229	Trustmark Corp.	1,056,631
86,444	UMB Financial Corp.	5,498,703
30,730	United Bankshares, Inc.	1,018,085
16,548	Unity Bancorp, Inc.	383,086
593,620	Valley National Bancorp	5,568,156
185,426	Veritex Holdings, Inc.	3,191,181
40,699	Washington Trust Bancorp, Inc.	1,144,049
33,074	Westamerica BanCorp	1,339,828
15,857	WSFS Financial Corp.	557,691

		121,160,037

Beverages – 0.9%
9,183	National Beverage Corp.*	456,395
533,886	Primo Water Corp.	8,109,728

		8,566,123

Biotechnology – 5.3%
89,535	2seventy bio, Inc.*	851,478
104,641	ACADIA Pharmaceuticals, Inc.*	2,231,993
25,486	Allovir, Inc.*	87,672
63,843	ALX Oncology Holdings, Inc.*	379,227
22,050	Arcellx, Inc.*	941,094
118,045	Aurinia Pharmaceuticals, Inc. (Canada)*	1,328,006
41,704	Biohaven Ltd.*	545,488
9,276	Bioxcel Therapeutics, Inc.*	191,271
31,227	CareDx, Inc.*	252,626
33,480	Celldex Therapeutics, Inc.*	1,052,611
97,037	Cullinan Oncology, Inc.*	944,170
58,012	Day One Biopharmaceuticals, Inc.*	719,349
135,326	Deciphera Pharmaceuticals, Inc.*	1,922,982
69,894	Design Therapeutics, Inc.*(a)	450,816
67,701	Enanta Pharmaceuticals, Inc.*	2,406,771
128,574	Erasca, Inc.*(a)	354,864

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
167,719	Generation Bio Co.*	$825,178
33,055	Ideaya Biosciences, Inc.*	603,584
137,620	Instil Bio, Inc.*	89,935
496,411	Iovance Biotherapeutics, Inc.*	2,799,758
98,495	iTeos Therapeutics, Inc.*	1,353,321
166,147	KalVista Pharmaceuticals, Inc.*	1,417,234
18,570	Kiniksa Pharmaceuticals Ltd., Class A*	199,628
173,967	Kodiak Sciences, Inc.*	761,975
118,022	Kronos Bio, Inc.*	194,736
17,571	Kura Oncology, Inc.*	171,142
15,995	Kymera Therapeutics, Inc.*	504,482
119,176	MacroGenics, Inc.*	821,123
192,116	MannKind Corp.*	739,647
61,641	MeiraGTx Holdings PLC*	329,779
109,912	Myriad Genetics, Inc.*	2,340,026
129,036	Nurix Therapeutics, Inc.*	1,242,617
185,334	PMV Pharmaceuticals, Inc.*	854,390
260,912	Praxis Precision Medicines, Inc.*(a)	271,348
22,202	Protagonist Therapeutics, Inc.*	501,765
15,276	PTC Therapeutics, Inc.*	842,319
78,909	Recursion Pharmaceuticals, Inc., Class A*	376,396
23,699	REGENXBIO, Inc.*	458,813
111,790	Replimune Group, Inc.*	1,870,247
57,175	Rocket Pharmaceuticals, Inc.*	1,024,576
48,279	Sage Therapeutics, Inc.*	2,358,429
291,351	Sana Biotechnology, Inc.*(a)	1,541,247
69,593	SpringWorks Therapeutics, Inc.*	1,627,084
454,266	Sutro Biopharma, Inc.*	1,935,173
506,748	Vanda Pharmaceuticals, Inc.*	3,111,433
104,224	Veracyte, Inc.*	2,359,631
4,213	Vericel Corp.*	132,752
43,640	Vir Biotechnology, Inc.*	1,097,546

		49,417,732

Building Products – 0.3%
3,651	American Woodmark Corp.*	184,448
27,902	Griffon Corp.	793,812
17,170	Simpson Manufacturing Co., Inc.	2,159,643

		3,137,903

Capital Markets – 1.0%
26,662	AssetMark Financial Holdings, Inc.*	817,990
2,392	Donnelley Financial Solutions, Inc.*	103,454
124,537	Oppenheimer Holdings, Inc., Class A	4,656,439
3,169	PJT Partners, Inc., Class A	217,932
36,758	StoneX Group, Inc.*	3,604,857

		9,400,672

Chemicals – 1.0%
646	Innospec, Inc.	65,653
120,085	Minerals Technologies, Inc.	7,116,237
156,019	Tronox Holdings PLC	2,135,900

		9,317,790

Common Stocks – (continued)
Commercial Services & Supplies – 1.0%
18,502	Brady Corp., Class A	944,157
124,256	BrightView Holdings, Inc.*	687,136
20,569	Deluxe Corp.	311,620
188,792	Ennis, Inc.	3,668,229
51,027	Healthcare Services Group, Inc.	796,531
27,953	Heritage-Crystal Clean, Inc.*	977,237
178,806	Steelcase, Inc., Class A	1,430,448
3,173	UniFirst Corp.	519,357

		9,334,715

Communications Equipment – 0.7%
231,470	NetScout Systems, Inc.*	6,298,298
62,682	Viavi Solutions, Inc.*	561,631

		6,859,929

Construction & Engineering – 1.2%
92,199	Arcosa, Inc.	6,227,120
12,103	Comfort Systems USA, Inc.	1,809,278
8,414	Dycom Industries, Inc.*	779,305
8,973	Northwest Pipe Co.*	247,116
39,722	Primoris Services Corp.	1,004,967
17,821	Sterling Infrastructure, Inc.*	657,951
134,830	Tutor Perini Corp.*	714,599

		11,440,336

Construction Materials – 0.7%
223,068	Summit Materials, Inc., Class A*	6,114,294

Consumer Finance – 0.7%
365,237	EZCORP, Inc., Class A*	3,144,690
19,524	FirstCash Holdings, Inc.	2,011,558
65,468	Regional Management Corp.	1,751,924

		6,908,172

Consumer Staples Distribution & Retail – 0.2%
17,214	Chefs’ Warehouse, Inc. (The)*	572,537
47,638	Natural Grocers by Vitamin Cottage, Inc.	514,014
8,854	PriceSmart, Inc.	652,363

		1,738,914

Diversified Consumer Services – 1.3%
36,775	2U, Inc.*	203,734
1,598	Duolingo, Inc.*	217,584
171,973	Frontdoor, Inc.*	4,705,181
2,470	Graham Holdings Co., Class B	1,421,658
474,080	Laureate Education, Inc.	5,873,851

		12,422,008

Diversified REITs – 0.8%
153,203	Alexander & Baldwin, Inc. REIT	2,946,094
153,935	American Assets Trust, Inc. REIT	2,801,617
48,199	Broadstone Net Lease, Inc. REIT	779,378
22,838	Empire State Realty Trust, Inc., Class A REIT	139,540

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Diversified REITs – (continued)
8,653	Essential Properties Realty Trust, Inc. REIT	$214,162
69,505	Global Net Lease, Inc. REIT	782,626

		7,663,417

Diversified Telecommunication Services – 0.0%
173,297	Globalstar, Inc.*	157,007
13,377	Radius Global Infrastructure, Inc., Class A*	196,508

		353,515

Electric Utilities – 0.6%
38,975	ALLETE, Inc.	2,431,261
53,339	Portland General Electric Co.	2,700,020

		5,131,281

Electrical Equipment – 1.6%
22,574	Atkore, Inc.*	2,851,774
48,052	Encore Wire Corp.	7,511,969
64,470	Powell Industries, Inc.	2,582,668
109,442	Thermon Group Holdings, Inc.*	2,274,205

		15,220,616

Electronic Equipment, Instruments & Components – 2.3%
21,241	Belden, Inc.	1,675,702
44,542	Benchmark Electronics, Inc.	950,972
12,789	FARO Technologies, Inc.*	298,623
21,718	Itron, Inc.*	1,159,741
15,183	Knowles Corp.*	256,289
43,040	nLight, Inc.*	377,461
28,247	OSI Systems, Inc.*	3,190,781
55,258	PC Connection, Inc.	2,225,240
72,002	Sanmina Corp.*	3,762,825
296,105	TTM Technologies, Inc.*	3,497,000
72,567	Vishay Intertechnology, Inc.	1,544,951
71,058	Vishay Precision Group, Inc.*	2,667,517

		21,607,102

Energy Equipment & Services – 0.8%
14,063	Borr Drilling Ltd. (Mexico)*	97,738
84,594	Dril-Quip, Inc.*	2,307,724
6,590	Helmerich & Payne, Inc.	218,524
250,860	Oil States International, Inc.*	1,766,054
7,771	Patterson-UTI Energy, Inc.	86,958
65,224	Tidewater, Inc.*	2,937,037

		7,414,035

Entertainment – 0.0%
8,168	Lions Gate Entertainment Corp., Class B*	87,153

Financial Services – 3.2%
148,233	A-Mark Precious Metals, Inc.	5,306,741
248,080	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	4,465,440
46,693	Cannae Holdings, Inc.*	851,680

Common Stocks – (continued)
Financial Services – (continued)
3,759	Essent Group Ltd.	159,645
83,922	EVERTEC, Inc. (Puerto Rico)	2,911,254
164,032	Merchants Bancorp	3,805,542
220,924	NMI Holdings, Inc., Class A*	5,169,622
9,539	Paysafe Ltd.*	136,980
26,300	PennyMac Financial Services, Inc.	1,643,487
115,272	Radian Group, Inc.	2,797,652
63,230	Repay Holdings Corp.*	396,452
129,334	StoneCo Ltd., Class A (Brazil)*	1,593,395

		29,237,890

Food Products – 0.8%
87,911	B&G Foods, Inc.(a)	1,410,092
101,708	Hostess Brands, Inc.*	2,619,998
35,770	John B. Sanfilippo & Son, Inc.	3,718,292

		7,748,382

Gas Utilities – 1.4%
89,206	Northwest Natural Holding Co.	4,189,114
81,298	ONE Gas, Inc.	6,255,881
42,828	Southwest Gas Holdings, Inc.	2,398,368

		12,843,363

Ground Transportation – 0.3%
139,489	Marten Transport Ltd.	2,816,283

Health Care Equipment & Supplies – 0.6%
123,642	AngioDynamics, Inc.*	1,028,701
16,954	AtriCure, Inc.*	745,807
7,829	Utah Medical Products, Inc.	742,502
153,736	Varex Imaging Corp.*	2,727,277

		5,244,287

Health Care Providers & Services – 1.7%
27,719	AdaptHealth Corp.*	329,302
349,184	Brookdale Senior Living, Inc.*	1,497,999
316,683	Community Health Systems, Inc.*	2,007,770
2,483	Fulgent Genetics, Inc.*	73,422
151,103	Hims & Hers Health, Inc.*	1,751,284
47,837	Joint Corp. (The)*	755,346
87,765	National HealthCare Corp.	5,082,471
795,545	OPKO Health, Inc.*	1,169,451
198,014	Pediatrix Medical Group, Inc.*	2,837,541
23,279	Pennant Group, Inc. (The)*	322,880
2,250	Surgery Partners, Inc.*	89,235

		15,916,701

Health Care REITs – 0.0%
350,257	Diversified Healthcare Trust REIT	319,925
3,274	LTC Properties, Inc. REIT	109,515

		429,440

Health Care Technology – 0.6%
185,284	Health Catalyst, Inc.*	2,334,578
90,588	HealthStream, Inc.	2,232,088
29,826	Phreesia, Inc.*	943,695

		5,510,361

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotel & Resort REITs – 4.6%
484,445	Apple Hospitality REIT, Inc. REIT	$7,213,386
486,873	Chatham Lodging Trust REIT	4,985,580
818,221	DiamondRock Hospitality Co. REIT	6,635,772
21,706	Hersha Hospitality Trust, Class A REIT	136,748
646,840	RLJ Lodging Trust REIT	6,533,084
98,341	Ryman Hospitality Properties, Inc. REIT	8,817,254
373,175	Service Properties Trust REIT	3,272,745
425,895	Summit Hotel Properties, Inc. REIT	2,742,764
185,249	Xenia Hotels & Resorts, Inc. REIT	2,345,252

		42,682,585

Hotels, Restaurants & Leisure – 3.0%
22,237	BJ’s Restaurants, Inc.*	723,592
73,265	Chuy’s Holdings, Inc.*	2,555,483
17,129	Dave & Buster’s Entertainment, Inc.*	607,394
204,595	Everi Holdings, Inc.*	3,109,844
192,913	First Watch Restaurant Group, Inc.*	3,102,041
265,457	International Game Technology PLC	7,469,960
51,043	Portillo’s, Inc., Class A*	1,103,550
51,085	Red Rock Resorts, Inc., Class A	2,492,948
479,628	Sabre Corp.*	1,918,512
22,555	Wingstop, Inc.	4,513,481

		27,596,805

Household Durables – 3.1%
273,081	GoPro, Inc., Class A*	1,168,786
33,240	Green Brick Partners, Inc.*	1,238,855
41,594	KB Home	1,822,649
67,950	LGI Homes, Inc.*	8,072,460
110,912	M/I Homes, Inc.*	7,502,088
67,694	Meritage Homes Corp.	8,668,217
6,463	Tri Pointe Homes, Inc.*	185,359

		28,658,414

Independent Power and Renewable Electricity Producers – 0.0%
49,440	Montauk Renewables, Inc.*	328,776

Industrial REITs – 2.8%
601,424	LXP Industrial Trust REIT	5,653,386
327,061	STAG Industrial, Inc. REIT	11,077,556
144,232	Terreno Realty Corp. REIT	8,883,249

		25,614,191

Insurance – 5.4%
200,326	American Equity Investment Life Holding Co.	7,720,564
111,248	AMERISAFE, Inc.	6,190,951
356,988	CNO Financial Group, Inc.	8,010,811
164,717	Employers Holdings, Inc.	6,521,146
478,030	Genworth Financial, Inc., Class A*	2,777,354
110,481	Goosehead Insurance, Inc., Class A*	6,352,658
1,728	Investors Title Co.	257,092
66,541	James River Group Holdings Ltd.	1,295,553
32,224	Lemonade, Inc.*(a)	349,308
6,171	National Western Life Group, Inc., Class A	1,573,482

Common Stocks – (continued)
Insurance – (continued)
73,172	Oscar Health, Inc., Class A*	492,448
28,288	Palomar Holdings, Inc.*	1,421,755
92,792	ProAssurance Corp.	1,666,544
105,517	Stewart Information Services Corp.	4,394,783
75,612	Tiptree, Inc.	1,041,177

		50,065,626

Interactive Media & Services – 0.3%
116,226	Bumble, Inc., Class A*	2,116,476
280,816	fuboTV, Inc.*(a)	320,130

		2,436,606

IT Services – 0.6%
299,184	Fastly, Inc., Class A*	4,421,939
43,194	Rackspace Technology, Inc.*	63,063
47,367	Squarespace, Inc., Class A*	1,473,114

		5,958,116

Leisure Products – 0.8%
48,688	Acushnet Holdings Corp.	2,440,730
211,490	Topgolf Callaway Brands Corp.*	4,688,733

		7,129,463

Life Sciences Tools & Services – 0.9%
402,961	Adaptive Biotechnologies Corp.*	2,877,142
9,838	CryoPort, Inc.*	206,991
25,084	Medpace Holdings, Inc.*	5,020,312
28,213	NanoString Technologies, Inc.*	276,487
2,023	OmniAb, Inc. 12.5 Earnout*	—
2,023	OmniAb, Inc. 15.00 Earnout*	—

		8,380,932

Machinery – 3.7%
81,883	Barnes Group, Inc.	3,441,543
8,796	CIRCOR International, Inc.*	244,881
124,689	Columbus McKinnon Corp.	4,327,955
13,998	EnPro Industries, Inc.	1,319,591
6,989	Franklin Electric Co., Inc.	625,306
50,370	Greenbrier Cos., Inc. (The)	1,332,287
76,482	Kennametal, Inc.	1,985,473
65,174	Manitowoc Co., Inc. (The)*	996,510
82,269	Miller Industries, Inc.	2,681,969
112,298	Mueller Industries, Inc.	8,068,611
27,715	RBC Bearings, Inc.*	6,291,582
6,662	Terex Corp.	297,059
15,217	Watts Water Technologies, Inc., Class A	2,461,045

		34,073,812

Marine Transportation – 1.4%
637,131	Costamare, Inc. (Monaco)	5,753,293
20,144	Eagle Bulk Shipping, Inc.	900,840
125,885	Eneti, Inc.	1,078,834
111,202	Golden Ocean Group Ltd. (Norway)(a)	1,017,498
1,110,055	Safe Bulkers, Inc. (Greece)	4,062,802

		12,813,267

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media – 1.3%
6,782	AMC Networks, Inc., Class A*	$119,974
50,156	Cardlytics, Inc.*	325,512
379,930	Clear Channel Outdoor Holdings, Inc.*	482,511
1,317	Daily Journal Corp.*	359,739
385,074	EW Scripps Co. (The), Class A*	3,246,174
288,640	Gray Television, Inc.	2,225,414
46,215	Magnite, Inc.*	434,421
28,585	TechTarget, Inc.*	974,463
183,911	Thryv Holdings, Inc.*	4,130,641

		12,298,849

Metals & Mining – 2.8%
32,006	Arconic Corp.*	792,149
143,077	Carpenter Technology Corp.	7,545,881
874,416	Coeur Mining, Inc.*	2,973,014
93,643	Commercial Metals Co.	4,372,192
139,522	Constellium SE*	2,071,902
88,393	Haynes International, Inc.	4,155,355
381,009	Hecla Mining Co.	2,305,104
39,185	Warrior Met Coal, Inc.	1,354,625

		25,570,222

Mortgage Real Estate Investment Trusts (REITs) – 2.1%
114,630	Arbor Realty Trust, Inc. REIT	1,314,806
38,169	Ares Commercial Real Estate Corp. REIT	328,635
568,209	ARMOUR Residential REIT, Inc. REIT	2,897,866
130,516	Blackstone Mortgage Trust, Inc., Class A REIT	2,380,612
438,858	BrightSpire Capital, Inc. REIT	2,501,491
18,268	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	518,446
81,435	KKR Real Estate Finance Trust, Inc. REIT	874,612
182,097	Ladder Capital Corp. REIT	1,702,607
370,541	MFA Financial, Inc. REIT	3,961,083
128,999	Nexpoint Real Estate Finance, Inc. REIT	1,795,666
140,943	TPG RE Finance Trust, Inc. REIT	1,004,923
34,142	Two Harbors Investment Corp. REIT	475,598

		19,756,345

Multi-Utilities – 0.4%
45,771	Black Hills Corp.	2,988,388
4,548	NorthWestern Corp.	266,604

		3,254,992

Office REITs – 0.9%
273,402	City Office REIT, Inc. REIT	1,591,199
312,672	Equity Commonwealth REIT	6,478,564

		8,069,763

Oil, Gas & Consumable Fuels – 7.2%
292,540	Ardmore Shipping Corp. (Ireland)	4,297,412
56,744	Civitas Resources, Inc.	3,918,173
33,014	Clean Energy Fuels Corp.*	140,970
571,512	DHT Holdings, Inc.	5,423,649

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
73,941	Dorian LPG Ltd.	1,642,969
249,276	Equitrans Midstream Corp.	1,283,771
342,118	Frontline PLC (Norway)(a)	5,292,565
309,987	Golar LNG Ltd. (Cameroon)*	7,036,705
163,062	International Seaways, Inc.	6,493,129
967,134	Nordic American Tankers Ltd.	3,413,983
67,374	PBF Energy, Inc., Class A	2,348,658
129,665	Peabody Energy Corp.*	3,114,553
144,043	Scorpio Tankers, Inc. (Monaco)	7,526,247
624,230	SFL Corp. Ltd. (Norway)	5,674,251
470,709	Teekay Corp. (Bermuda)*	2,659,506
155,340	Teekay Tankers Ltd., Class A (Canada)*	6,289,717

		66,556,258

Personal Care Products – 0.5%
25,575	Beauty Health Co. (The)*	293,089
50,592	elf Beauty, Inc.*	4,692,914

		4,986,003

Pharmaceuticals – 1.0%
103,626	Atea Pharmaceuticals, Inc.*	338,857
5,090	DICE Therapeutics, Inc.*	165,425
21,320	Edgewise Therapeutics, Inc.*	186,977
5,089	Ligand Pharmaceuticals, Inc.*	388,545
31,614	Phibro Animal Health Corp., Class A	491,914
118,213	Prestige Consumer Healthcare, Inc.*	7,273,646
6,148	Supernus Pharmaceuticals, Inc.*	226,615

		9,071,979

Professional Services – 0.1%
15,625	Alight, Inc., Class A*	144,531
26,183	Conduent, Inc.*	91,903
11,073	Exponent, Inc.	1,019,270
4,624	IBEX Holdings Ltd.*	94,653

		1,350,357

Real Estate Management & Development – 0.3%
367,596	Newmark Group, Inc., Class A	2,330,559

Residential REITs – 1.5%
98,565	Apartment Investment and Management Co., Class A REIT	771,764
7,149	Centerspace REIT	403,061
498,587	Independence Realty Trust, Inc. REIT	8,301,474
105,809	NexPoint Residential Trust, Inc. REIT	4,542,380

		14,018,679

Retail REITs – 1.0%
269,263	Kite Realty Group Trust REIT	5,579,129
141,880	Macerich Co. (The) REIT	1,417,381
39,429	RPT Realty REIT	366,690
163,616	SITE Centers Corp. REIT	2,019,022

		9,382,222

Semiconductors & Semiconductor Equipment – 0.4%
11,815	Axcelis Technologies, Inc.*	1,397,715
61,652	Cohu, Inc.*	2,086,304

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
4,722	Diodes, Inc.*	$376,343
3,780	Ichor Holdings Ltd.*	105,273

		3,965,635

Software – 1.8%
28,910	Appian Corp., Class A*	1,085,571
57,802	Asana, Inc., Class A*	935,236
21,915	C3.ai, Inc., Class A*(a)	390,525
90,889	Cleanspark, Inc.*(a)	355,376
107,799	Clear Secure, Inc., Class A	2,607,658
30,372	CommVault Systems, Inc.*	1,769,777
15,963	Ebix, Inc.	259,558
53,461	Instructure Holdings, Inc.*	1,418,320
59,644	Marathon Digital Holdings, Inc.*(a)	600,615
1,664	MicroStrategy, Inc., Class A*(a)	546,424
39,979	ON24, Inc.*	347,817
63,087	PROS Holdings, Inc.*	1,789,778
13,041	Q2 Holdings, Inc.*	321,070
97,755	Riot Platforms, Inc.*(a)	1,169,150
16,668	Sapiens International Corp. NV (Israel)	335,527
33,703	Sprout Social, Inc., Class A*	1,660,210
13,505	Workiva, Inc.*	1,261,637

		16,854,249

Specialized REITs – 0.7%
158,419	Four Corners Property Trust, Inc. REIT	4,041,269
62,010	Outfront Media, Inc. REIT	1,033,086
347,731	Uniti Group, Inc. REIT	1,189,240

		6,263,595

Specialty Retail – 2.8%
46,259	Aaron’s Co., Inc. (The)	617,558
127,978	Academy Sports & Outdoors, Inc.	8,129,163
36,921	Asbury Automotive Group, Inc.*	7,142,737
11,745	Cato Corp. (The), Class A	96,896
11,032	Group 1 Automotive, Inc.	2,476,463
12,863	MarineMax, Inc.*	374,571
34,060	National Vision Holdings, Inc.*	716,622
13,257	Overstock.com, Inc.*	269,912
740,547	RealReal, Inc. (The)*(a)	829,413
38,800	Sonic Automotive, Inc., Class A	1,727,376
8,794	Winmark Corp.	2,936,492
27,545	Zumiez, Inc.*	481,624

		25,798,827

Technology Hardware, Storage & Peripherals – 0.2%
13,343	Super Micro Computer, Inc.*	1,406,753

Textiles, Apparel & Luxury Goods – 0.6%
21,190	Crocs, Inc.*	2,620,567
58,544	Fossil Group, Inc.*	196,708
57,102	G-III Apparel Group Ltd.*	896,501
57,893	Movado Group, Inc.	1,483,219

		5,196,995

Common Stocks – (continued)
Trading Companies & Distributors – 1.6%
10,002	Boise Cascade Co.	683,236
6,752	DXP Enterprises, Inc.*	170,150
5,346	GMS, Inc.*	310,389
26,734	MRC Global, Inc.*	260,389
531,040	NOW, Inc.*	5,666,197
119,026	Rush Enterprises, Inc., Class A	6,321,471
38,005	Titan Machinery, Inc.*	1,191,457

		14,603,289

Wireless Telecommunication Services – 0.0%
25,640	Gogo, Inc.*	343,832

TOTAL COMMON STOCKS
(Cost $935,450,104)		$911,395,508

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,591,917	4.766%	$2,591,917
(Cost $2,591,917)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $938,042,021)		$913,987,425

Securities Lending Reinvestment Vehicle – 1.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,022,077	4.766%	$9,022,077
(Cost $9,022,077)

TOTAL INVESTMENTS – 99.5%
(Cost $947,064,098)		$923,009,502

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		5,263,365

NET ASSETS – 100.0%		$928,272,867

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	110	06/16/23	$9,761,400	$(122,800)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 3.1%
46,157	General Dynamics Corp.	$10,077,919
134,981	Howmet Aerospace, Inc.	5,978,308
26,968	Lockheed Martin Corp.	12,525,288
6,690	Textron, Inc.	447,829

		29,029,344

Air Freight & Logistics – 1.1%
56,486	United Parcel Service, Inc., Class B	10,156,748

Automobiles – 1.7%
279,828	General Motors Co.	9,245,517
40,939	Tesla, Inc.*	6,726,687

		15,972,204

Banks – 3.1%
3,587	BOK Financial Corp.	300,842
249,003	Citigroup, Inc.	11,720,571
46,874	East West Bancorp, Inc.	2,422,917
67,811	JPMorgan Chase & Co.	9,374,193
136,170	US Bancorp	4,667,907

		28,486,430

Beverages – 1.2%
178,445	Coca-Cola Co. (The)	11,447,247

Biotechnology – 4.2%
44,017	AbbVie, Inc.	6,651,849
120,182	Gilead Sciences, Inc.	9,880,162
109,854	Incyte Corp.*	8,174,236
8,597	Moderna, Inc.*	1,142,455
2,835	Neurocrine Biosciences, Inc.*	286,449
36,538	Vertex Pharmaceuticals, Inc.*	12,449,593

		38,584,744

Broadline Retail – 2.0%
170,076	Amazon.com, Inc.*	17,934,514
18,803	eBay, Inc.	873,024

		18,807,538

Building Products – 1.4%
61,214	Carrier Global Corp.	2,559,969
178,600	Johnson Controls International PLC	10,687,424

		13,247,393

Capital Markets – 4.7%
214,212	Bank of New York Mellon Corp. (The)	9,123,289
61,729	CME Group, Inc.	11,467,396
14,174	Moody’s Corp.	4,438,163
10,335	MSCI, Inc.	4,986,121
35,708	S&P Global, Inc.	12,947,007

		42,961,976

Chemicals – 2.1%
184,712	Element Solutions, Inc.	3,352,523
1,644	International Flavors & Fragrances, Inc.	159,402
104,457	Mosaic Co. (The)	4,475,982
47,762	Sherwin-Williams Co. (The)	11,345,386

		19,333,293

Common Stocks – (continued)
Commercial Services & Supplies – 2.2%
23,539	Cintas Corp.	10,728,370
68,136	Republic Services, Inc.	9,853,828

		20,582,198

Communications Equipment – 0.6%
33,731	Arista Networks, Inc.*	5,402,357

Consumer Finance – 0.7%
217,641	Synchrony Financial	6,422,586

Consumer Staples Distribution & Retail – 1.7%
31,549	Costco Wholesale Corp.	15,876,088

Distributors – 1.1%
3,146	Genuine Parts Co.	529,503
171,768	LKQ Corp.	9,916,167

		10,445,670

Diversified Telecommunication Services – 0.6%
274,031	Liberty Global PLC, Class C (United Kingdom)*	5,573,791

Electric Utilities – 0.1%
5,409	Constellation Energy Corp.	418,657
1,525	Edison International	112,240

		530,897

Electrical Equipment – 1.5%
75,597	AMETEK, Inc.	10,427,094
78,332	nVent Electric PLC	3,284,461

		13,711,555

Electronic Equipment, Instruments & Components – 0.0%
725	Teledyne Technologies, Inc.*	300,440

Entertainment – 1.0%
2,106	Live Nation Entertainment, Inc.*	142,745
26,981	Netflix, Inc.*	8,901,841
9,759	ROBLOX Corp., Class A*	347,420

		9,392,006

Financial Services – 4.1%
78,717	Berkshire Hathaway, Inc., Class B*	25,862,470
151,900	PayPal Holdings, Inc.*	11,544,400
3,163	Visa, Inc., Class A	736,125

		38,142,995

Food Products – 1.9%
44,426	General Mills, Inc.	3,937,477
172,788	Mondelez International, Inc., Class A	13,256,295

		17,193,772

Ground Transportation – 0.1%
14,817	Ryder System, Inc.	1,172,914

Health Care Equipment & Supplies – 1.8%
231,372	Boston Scientific Corp.*	12,059,109
47,480	Edwards Lifesciences Corp.*	4,177,290

		16,236,399

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 4.8%
129,465	Centene Corp.*	$8,924,022
44,133	Cigna Group (The)	11,178,447
158,669	CVS Health Corp.	11,632,024
12,484	Elevance Health, Inc.	5,850,627
13,126	HCA Healthcare, Inc.	3,771,494
1,950	Tenet Healthcare Corp.*	142,974
5,643	UnitedHealth Group, Inc.	2,776,864

		44,276,452

Health Care REITs – 1.1%
194,077	Ventas, Inc. REIT	9,325,400
15,527	Welltower, Inc. REIT	1,230,049

		10,555,449

Health Care Technology – 0.0%
666	Veeva Systems, Inc., Class A*	119,267

Hotel & Resort REITs – 1.6%
582,763	Host Hotels & Resorts, Inc. REIT	9,423,278
465,705	Park Hotels & Resorts, Inc. REIT	5,611,745

		15,035,023

Hotels, Restaurants & Leisure – 2.0%
2,523	Darden Restaurants, Inc.	383,319
57,570	Hilton Worldwide Holdings, Inc.	8,291,232
81,506	Starbucks Corp.	9,315,321

		17,989,872

Household Durables – 0.3%
22,874	Garmin Ltd.	2,245,541

Household Products – 0.2%
10,371	Kimberly-Clark Corp.	1,502,654

Industrial Conglomerates – 0.1%
6,409	Honeywell International, Inc.	1,280,775

Industrial REITs – 1.4%
100,203	Prologis, Inc. REIT	12,550,426

Insurance – 3.6%
42,547	Arch Capital Group Ltd.*	3,194,003
57,533	Chubb Ltd.	11,596,351
41,221	Marsh & McLennan Cos., Inc.	7,427,612
174,747	MetLife, Inc.	10,717,234

		32,935,200

Interactive Media & Services – 3.4%
6,374	Alphabet, Inc., Class A*	684,185
221,419	Alphabet, Inc., Class C*	23,961,964
26,197	Meta Platforms, Inc., Class A*	6,295,663

		30,941,812

IT Services – 1.7%
32,623	Gartner, Inc.*	9,867,152
31,079	Okta, Inc.*	2,129,844
44,956	Wix.com Ltd. (Israel)*	3,921,512

		15,918,508

Common Stocks – (continued)
Leisure Products – 0.0%
6,132	Hasbro, Inc.	363,137

Life Sciences Tools & Services – 2.0%
3,805	Agilent Technologies, Inc.	515,311
89,979	Avantor, Inc.*	1,752,791
2,995	Bio-Rad Laboratories, Inc., Class A*	1,350,116
51,623	IQVIA Holdings, Inc.*	9,716,997
1,079	Mettler-Toledo International, Inc.*	1,609,329
70,635	QIAGEN NV*	3,151,027

		18,095,571

Machinery – 1.1%
9,459	Caterpillar, Inc.	2,069,629
28,333	Fortive Corp.	1,787,529
75,476	Otis Worldwide Corp.	6,438,103

		10,295,261

Media – 0.3%
46,510	Trade Desk, Inc. (The), Class A*	2,992,453

Multi-Utilities – 0.1%
8,865	Consolidated Edison, Inc.	872,937

Oil, Gas & Consumable Fuels – 4.2%
58,465	Cheniere Energy, Inc.	8,945,145
78,028	Chevron Corp.	13,153,960
24,832	Exxon Mobil Corp.	2,938,619
195,301	Kinder Morgan, Inc.	3,349,412
32,834	Marathon Petroleum Corp.	4,005,748
8,867	Phillips 66	877,833
10,096	Valero Energy Corp.	1,157,709
138,005	Williams Cos., Inc. (The)	4,176,031

		38,604,457

Pharmaceuticals – 3.6%
168,465	Bristol-Myers Squibb Co.	11,248,408
643,102	Elanco Animal Health, Inc.*	6,090,176
12,797	Johnson & Johnson	2,094,869
53,646	Merck & Co., Inc.	6,194,503
18,058	Pfizer, Inc.	702,276
195,821	Royalty Pharma PLC, Class A	6,883,108

		33,213,340

Residential REITs – 0.5%
26,548	Mid-America Apartment Communities, Inc. REIT	4,083,082

Semiconductors & Semiconductor Equipment – 4.3%
12,885	Advanced Micro Devices, Inc.*	1,151,532
7,902	First Solar, Inc.*	1,442,747
107,528	Microchip Technology, Inc.	7,848,469
59,063	NVIDIA Corp.	16,389,392
63,754	NXP Semiconductors NV (China)	10,439,080
35,370	ON Semiconductor Corp.*	2,545,225

		39,816,445

Software – 11.7%
38,606	Adobe, Inc.*	14,576,081
8,955	ANSYS, Inc.*	2,811,154

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
53,312	Autodesk, Inc.*	$10,384,645
79,607	Fortinet, Inc.*	5,019,221
166,883	Microsoft Corp.	51,276,471
47,528	Palo Alto Networks, Inc.*	8,671,959
10,163	Salesforce, Inc.*	2,016,034
20,467	ServiceNow, Inc.*	9,402,949
48,252	Splunk, Inc.*	4,161,252

		108,319,766

Specialized REITs – 1.0%
41,655	Crown Castle, Inc. REIT	5,127,314
16,161	CubeSmart REIT	735,164
25,520	Lamar Advertising Co., Class A REIT	2,696,953
3,566	SBA Communications Corp. REIT	930,334

		9,489,765

Specialty Retail – 1.0%
12,674	Bath & Body Works, Inc.	444,858
20,798	CarMax, Inc.*	1,456,484
62,002	Chewy, Inc., Class A*	1,922,682
69,759	TJX Cos., Inc. (The)	5,498,404

		9,322,428

Technology Hardware, Storage & Peripherals – 6.6%
341,096	Apple, Inc.	57,877,169
236,038	Hewlett Packard Enterprise Co.	3,380,064

		61,257,233

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.2%
2,710	Lululemon Athletica, Inc.*	1,029,610
21,134	Skechers USA, Inc., Class A*	1,124,118

		2,153,728

TOTAL INVESTMENTS – 98.8%
(Cost $768,778,075)		$913,241,167

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		11,533,790

NET ASSETS – 100.0%		$924,774,957

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	4	06/16/23	$837,700	$58,695

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $600,987,634, $320,103,189 and $380,242,809, respectively)(a)	$890,531,617	$333,318,242	$381,980,962
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	684,000	1,428,317
Cash	7,971,677	3,151,330	5,638,149
Receivables:
Investments sold	24,553,011	—	7,429,762
Fund shares sold	555,428	47,444	240,703
Dividends	439,022	317,240	109,734
Due from broker	46,960	22,320	16,384
Reimbursement from investment adviser	27,877	23,782	27,947
Securities lending income	—	14	2,901
Variation margin on futures contracts	5,212	1,738	735
Other assets	159,944	66,317	64,457
Total assets	924,290,748	337,632,427	396,940,051

Liabilities:
Payables:
Investments purchased	23,323,819	—	7,336,674
Fund shares redeemed	932,385	686,034	456,069
Management fees	383,999	145,410	255,486
Distribution and Service fees and Transfer Agency fees	137,724	45,374	22,934
Payable upon return of securities loaned	—	684,000	1,428,317
Accrued expenses	384,956	145,709	195,705
Total liabilities	25,162,883	1,706,527	9,695,185

Net Assets:
Paid-in capital	574,537,753	323,972,215	422,039,040
Total distributable earnings (loss)	324,590,112	11,953,685	(34,794,174)
NET ASSETS	$899,127,865	$335,925,900	$387,244,866
Net Assets:
Class A	$186,564,275	$51,988,925	$30,001,393
Class C	22,744,777	8,341,332	4,444,709
Institutional	220,893,494	83,155,088	120,238,917
Service	19,591,834	3,061,108	2,034,206
Investor	129,968,500	63,894,434	32,384,224
Class R6	247,975,579	75,553,353	75,837,657
Class R	24,508,424	4,239,536	11,361,026
Class P	46,880,982	45,692,124	110,942,734
Total Net Assets	$899,127,865	$335,925,900	$387,244,866
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,168,344	2,439,950	1,406,824
Class C	1,353,214	395,888	267,464
Institutional	8,960,132	3,909,617	5,310,024
Service	890,774	142,795	97,934
Investor	5,833,289	3,013,509	1,526,956
Class R6	10,071,545	3,552,356	3,348,540
Class R	1,143,083	200,711	553,602
Class P	1,905,814	2,149,765	4,900,556
Net asset value, offering and redemption price per share:(b)
Class A	$22.84	$21.31	$21.33
Class C	16.81	21.07	16.62
Institutional	24.65	21.27	22.64
Service	21.99	21.44	20.77
Investor	22.28	21.20	21.21
Class R6	24.62	21.27	22.65
Class R	21.44	21.12	20.52
Class P	24.60	21.25	22.64

(a)	Includes loaned securities having a market value of $—, $671,904 and $1,401,421, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $24.17, $22.55 and $22.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

April 30, 2023 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $98,442,125, $935,450,104 and $768,778,075, respectively)(a)	$103,898,577	$911,395,508	$913,241,167
Investments in affiliated issuers, at value (cost $—, $2,591,917 and $—, respectively)	—	2,591,917	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	436,572	9,022,077	—
Cash	1,289,640	14,031,409	11,021,583
Receivables:
Fund shares sold	46,208	1,005,507	417,875
Dividends	20,773	401,190	669,555
Reimbursement from investment adviser	18,075	38,947	30,300
Securities lending income	1,725	17,269	—
Due from broker	—	760,223	59,387
Investments sold	—	—	25,647,087
Foreign tax reclaims	—	4,271	—
Variation margin on futures contracts	—	80,850	6,950
Other assets	75,414	180,681	72,654
Total assets	105,786,984	939,529,849	951,166,558

Liabilities:
Payables:
Payable upon return of securities loaned	436,572	9,022,077	—
Fund shares redeemed	155,851	1,238,953	862,255
Management fees	69,418	611,190	393,411
Distribution and Service fees and Transfer Agency fees	19,050	91,630	142,148
Investments purchased	—	—	24,731,234
Accrued expenses	606,548	293,132	262,553
Total liabilities	1,287,439	11,256,982	26,391,601

Net Assets:
Paid-in capital	129,435,994	963,801,663	788,689,576
Total distributable earnings (loss)	(24,936,449)	(35,528,796)	136,085,381
NET ASSETS	$104,499,545	$928,272,867	$924,774,957
Net Assets:
Class A	$30,389,680	$109,710,872	$286,307,696
Class C	3,237,851	3,409,269	13,320,033
Institutional	38,367,910	305,800,195	253,618,845
Service	—	—	4,920,013
Investor	16,702,417	177,091,202	90,932,033
Class R6	7,492,547	268,260,694	23,557,739
Class R	3,349,290	17,822,135	7,700,910
Class P	4,959,850	46,178,500	244,417,688
Total Net Assets	$104,499,545	$928,272,867	$924,774,957
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,544,008	3,453,462	5,718,830
Class C	167,086	202,589	313,680
Institutional	1,964,965	6,288,310	4,843,975
Service	—	—	98,992
Investor	1,256,059	5,615,527	1,852,038
Class R6	382,931	5,517,883	450,493
Class R	329,208	581,576	157,189
Class P	253,631	949,948	4,673,302
Net asset value, offering and redemption price per share:(b)
Class A	$11.95	$31.77	$50.06
Class C	19.38	16.83	42.46
Institutional	19.53	48.63	52.36
Service	—	—	49.70
Investor	13.30	31.54	49.10
Class R6	19.57	48.62	52.29
Class R	10.17	30.64	48.99
Class P	19.56	48.61	52.30

(a)	Includes loaned securities having a market value of $429,457, $8,728,601 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $12.65, $33.62 and $52.97, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2023 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $4,926, $6,681 and $6,415, respectively)	$4,003,118	$4,214,571	$3,874,868

Dividends — affiliated issuers	17,528	96	12,391

Securities lending income — affiliated issuer	218	1,291	30,222

Total investment income	4,020,864	4,215,958	3,917,481

Expenses:

Management fees	2,351,960	927,060	1,647,235

Distribution and/or Service (12b-1) fees(a)	402,701	116,919	88,900

Transfer Agency fees(a)	383,093	147,450	121,544

Professional fees	63,958	63,767	67,318

Registration fees	62,205	55,296	66,245

Custody, accounting and administrative services	59,256	30,935	45,077

Service fees — Class C	29,416	11,050	5,873

Shareholder Administration fees — Service Shares	23,076	4,048	2,740

Printing and mailing costs	19,417	13,665	15,718

Trustee fees	14,298	13,712	13,766

Other	12,425	9,958	11,203

Total expenses	3,421,805	1,393,860	2,085,619

Less — expense reductions	(214,131)	(180,206)	(211,321)

Net expenses	3,207,674	1,213,654	1,874,298

NET INVESTMENT INCOME	813,190	3,002,304	2,043,183

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	50,659,690	3,370,966	2,451,019

Futures contracts	912,387	48,271	364,570

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	17,464,059	878,941	(8,612,902)

Futures contracts	27,832	1,567	(155,676)

Net realized and unrealized gain (loss)	69,063,968	4,299,745	(5,952,989)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,877,158	$7,302,049	$(3,909,806)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights Fund	$234,930	$88,248	$23,076	$56,447	$150,357	$18,826	$50,197	$3,692	$100,669	$34,432	$18,063	$6,857
Large Cap Value Insights Fund	68,684	33,150	4,048	11,037	43,958	7,072	17,907	648	55,379	11,841	3,532	7,113
Small Cap Equity Insights Fund	39,211	17,620	2,740	29,329	25,096	3,759	25,657	439	27,298	12,053	9,385	17,857

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Six Months Ended April 30, 2023 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $762, $19,404 and $11,168, respectively)	$521,264	$14,260,818	$6,967,198

Securities lending income — affiliated issuer	26,337	110,707	600

Dividends — affiliated issuers	278	25,527	16,971

Total investment income	547,879	14,397,052	6,984,769

Expenses:

Management fees	463,594	4,018,731	2,407,645

Professional fees	64,552	64,259	68,071

Distribution and/or Service (12b-1) fees(a)	61,750	206,072	432,869

Transfer Agency fees(a)	56,289	399,778	413,238

Registration fees	41,893	49,464	80,634

Custody, accounting and administrative services	30,757	73,350	51,295

Printing and mailing costs	13,831	76,797	16,542

Trustee fees	13,515	14,181	14,327

Service fees — Class C	4,717	5,022	17,197

Shareholder Administration fees — Service Shares	—	—	5,930

Other	2,516	15,606	6,887

Total expenses	753,414	4,923,260	3,514,635

Less — expense reductions	(164,749)	(274,767)	(220,103)

Net expenses	588,665	4,648,493	3,294,532

NET INVESTMENT INCOME (LOSS)	(40,786)	9,748,559	3,690,237

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	604,517	(4,551,713)	25,359,486

Futures contracts	89,905	961,150	631,482

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	72,728	(46,421,331)	8,728,094

Futures contracts	(78,893)	(1,108,781)	50,474

Net realized and unrealized gain (loss)	688,257	(51,120,675)	34,769,536

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$647,471	$(41,372,116)	$38,459,773

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights Fund	$38,921	$14,151	$—	$8,678	$24,910	$3,019	$8,259	$—	$14,635	$1,886	$2,777	$803
Small Cap Value Insights Fund	145,177	15,065	—	45,830	92,914	3,214	65,321	—	175,662	41,547	14,666	6,454
U.S. Equity Insights Fund	353,780	51,592	5,930	21,567	226,421	11,007	49,909	949	77,663	2,911	6,901	37,477

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:

Net investment income	$813,190	$4,744,886	$3,002,304	$5,180,545

Net realized gain	51,572,077	133,642,247	3,419,237	3,649,808

Net change in unrealized gain (loss)	17,491,891	(473,948,158)	880,508	(31,516,580)

Net increase (decrease) in net assets resulting from operations	69,877,158	(335,561,025)	7,302,049	(22,686,227)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(30,529,280)	(104,931,005)	(1,552,876)	(10,180,511)

Class C Shares	(5,201,782)	(17,126,354)	(217,432)	(1,631,216)

Institutional Shares	(43,021,573)	(158,129,393)	(2,680,533)	(18,555,690)

Service Shares	(3,311,373)	(10,860,025)	(94,534)	(1,087,463)

Investor Shares	(20,289,833)	(84,678,086)	(2,085,678)	(14,726,644)

Class R6 Shares	(35,438,862)	(89,995,214)	(2,409,180)	(13,318,839)

Class R Shares	(3,837,407)	(9,787,214)	(128,094)	(861,348)

Class P Shares	(6,910,344)	(23,693,905)	(1,395,226)	(7,778,305)

Total distributions to shareholders	(148,540,454)	(499,201,196)	(10,563,553)	(68,140,016)

From share transactions:

Proceeds from sales of shares	128,993,898	368,771,652	22,077,761	111,770,968

Reinvestment of distributions	125,618,879	419,949,153	10,202,381	64,404,245

Cost of shares redeemed	(267,765,581)	(949,098,248)	(63,961,578)	(131,251,860)

Net increase (decrease) in net assets resulting from share transactions	(13,152,804)	(160,377,443)	(31,681,436)	44,923,353

TOTAL DECREASE	(91,816,100)	(995,139,664)	(34,942,940)	(45,902,890)

Net Assets:

Beginning of period	990,943,965	1,986,083,629	370,868,840	416,771,730

End of period	$899,127,865	$990,943,965	$335,925,900	$370,868,840

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:

Net investment income (loss)	$2,043,183	$2,559,483	$(40,786)	$(228,155)

Net realized gain (loss)	2,815,589	(37,578,400)	694,422	(25,039,521)

Net change in unrealized loss	(8,768,578)	(61,559,876)	(6,165)	(53,051,171)

Net increase (decrease) in net assets resulting from operations	(3,909,806)	(96,578,793)	647,471	(78,318,847)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(155,026)	(10,704,326)	(64,099)	(48,790,883)

Class C Shares	—	(2,167,796)	—	(12,321,505)

Institutional Shares	(1,091,362)	(49,102,288)	(156,823)	(75,809,056)

Service Shares	(8,258)	(861,999)	—	—

Investor Shares	(265,847)	(14,260,306)	(69,618)	(35,980,460)

Class R6 Shares	(706,759)	(23,794,917)	(60,706)	(46,540,269)

Class R Shares	(29,162)	(3,915,484)	—	(4,303,299)

Class P Shares	(1,051,530)	(34,137,536)	(21,561)	(5,274,692)

Total distributions to shareholders	(3,307,944)	(138,944,652)	(372,807)	(229,020,164)

From share transactions:

Proceeds from sales of shares	48,733,348	195,372,500	7,432,131	77,704,590

Reinvestment of distributions	3,257,973	137,848,944	346,762	224,260,058

Cost of shares redeemed	(109,281,738)	(255,549,233)	(31,943,845)	(277,436,092)

Net increase (decrease) in net assets resulting from share transactions	(57,290,417)	77,672,211	(24,164,952)	24,528,556

TOTAL DECREASE	(64,508,167)	(157,851,234)	(23,890,288)	(282,810,455)

Net Assets:

Beginning of period	451,753,033	609,604,267	128,389,833	411,200,288

End of period	$387,244,866	$451,753,033	$104,499,545	$128,389,833

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:

Net investment income	$9,748,559	$11,691,367	$3,690,237	$8,943,936

Net realized gain (loss)	(3,590,563)	11,191,164	25,990,968	(29,674,746)

Net change in unrealized gain (loss)	(47,530,112)	(138,873,024)	8,778,568	(145,041,511)

Net increase (decrease) in net assets resulting from operations	(41,372,116)	(115,990,493)	38,459,773	(165,772,321)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,007,688)	(43,779,967)	(2,023,196)	(82,471,108)

Class C Shares	(240,343)	(2,978,431)	(11,372)	(4,771,581)

Institutional Shares	(8,353,206)	(80,217,562)	(2,676,309)	(68,876,505)

Service Shares	—	—	(26,865)	(1,361,000)

Investor Shares	(8,237,683)	(88,616,425)	(1,093,421)	(29,215,058)

Class R6 Shares	(6,994,511)	(65,637,668)	(187,390)	(3,966,077)

Class R Shares	(596,597)	(6,680,785)	—	(4,945,801)

Class P Shares	(1,225,555)	(9,546,149)	(2,535,758)	(65,314,484)

Total distributions to shareholders	(29,655,583)	(297,456,987)	(8,554,311)	(260,921,614)

From share transactions:

Proceeds from sales of shares	135,282,171	558,160,960	86,724,446	300,568,482

Reinvestment of distributions	29,068,208	292,056,096	8,433,552	255,838,078

Cost of shares redeemed	(308,823,789)	(572,442,069)	(174,192,777)	(378,288,855)

Net increase (decrease) in net assets resulting from share transactions	(144,473,410)	277,774,987	(79,034,779)	178,117,705

TOTAL DECREASE	(215,501,109)	(135,672,493)	(49,129,317)	(248,576,230)

Net Assets:

Beginning of period	1,143,773,976	1,279,446,469	973,904,274	1,222,480,504

End of period	$928,272,867	$1,143,773,976	$924,774,957	$973,904,274

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$25.20		$48.76		$37.63	$31.54	$31.05	$30.36

Net investment income (loss)(a)	—	(c)	0.03	(b)	(0.09)	— (c)	0.10	0.10

Net realized and unrealized gain (loss)	1.73		(8.25)		15.02	7.31	3.00	1.96

Total from investment operations	1.73		(8.22)		14.93	7.31	3.10	2.06

Distributions to shareholders from net investment income	(0.02)		—		—	(0.10)	(0.09)	(0.08)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.09)		(15.34)		(3.80)	(1.22)	(2.61)	(1.37)

Net asset value, end of period	$22.84		$25.20		$48.76	$37.63	$31.54	$31.05

Total Return(d)	7.87%		(24.27)%		42.69%	23.84%	11.28%	6.95%

Net assets, end of period (in 000’s)	$186,564		$211,454		$336,453	$286,777	$301,506	$317,418

Ratio of net expenses to average net assets	0.93	%(e)	0.92%		0.91%	0.92%	0.93%	0.92%

Ratio of total expenses to average net assets	0.98	%(e)	0.96%		0.94%	0.95%	0.97%	0.95%

Ratio of net investment income (loss) to average net assets	(0.04	)%(e)	0.10	%(b)	(0.21)%	(0.01)%	0.33%	0.32%

Portfolio turnover rate(f)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$19.65		$41.64		$32.87	$27.79	$27.78	$27.42

Net investment loss(a)	(0.07)		(0.15	)(b)	(0.35)	(0.23)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	1.30		(6.50)		12.92	6.43	2.63	1.77

Total from investment operations	1.23		(6.65)		12.57	6.20	2.53	1.65

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Net asset value, end of period	$16.81		$19.65		$41.64	$32.87	$27.79	$27.78

Total Return(c)	7.48%		(24.84)%		41.59%	22.97%	10.42%	6.18%

Net assets, end of period (in 000’s)	$22,745		$26,260		$47,078	$41,838	$42,004	$56,046

Ratio of net expenses to average net assets	1.68	%(d)	1.67%		1.66%	1.67%	1.68%	1.67%

Ratio of total expenses to average net assets	1.73	%(d)	1.71%		1.69%	1.70%	1.72%	1.70%

Ratio of net investment loss to average net assets	(0.79	)%(d)	(0.64	)%(b)	(0.96)%	(0.76)%	(0.40)%	(0.42)%

Portfolio turnover rate(e)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$26.92		$50.98		$39.16	$32.77	$32.17	$31.39

Net investment income(a)	0.04		0.21	(b)	0.07	0.13	0.23	0.23

Net realized and unrealized gain (loss)	1.86		(8.85)		15.66	7.61	3.09	2.02

Total from investment operations	1.90		(8.64)		15.73	7.74	3.32	2.25

Distributions to shareholders from net investment income	(0.10)		(0.08)		(0.11)	(0.23)	(0.20)	(0.18)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.17)		(15.42)		(3.91)	(1.35)	(2.72)	(1.47)

Net asset value, end of period	$24.65		$26.92		$50.98	$39.16	$32.77	$32.17

Total Return(c)	8.07%		(24.00)%		43.18%	24.33%	11.70%	7.38%

Net assets, end of period (in 000’s)	$220,893		$295,292		$893,602	$741,893	$760,316	$806,091

Ratio of net expenses to average net assets	0.56	%(d)	0.55%		0.54%	0.54%	0.54%	0.53%

Ratio of total expenses to average net assets	0.61	%(d)	0.59%		0.57%	0.58%	0.58%	0.56%

Ratio of net investment income to average net assets	0.34	%(d)	0.64	%(b)	0.16%	0.36%	0.72%	0.71%

Portfolio turnover rate(e)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$24.42		$47.77		$36.98	$31.02	$30.53	$29.94

Net investment income (loss)(a)	(0.02)		—	(b)(c)	(0.14)	(0.05)	0.07	0.07

Net realized and unrealized gain (loss)	1.67		(8.01)		14.73	7.20	2.95	1.92

Total from investment operations	1.65		(8.01)		14.59	7.15	3.02	1.99

Distributions to shareholders from net investment income	(0.01)		—		—	(0.07)	(0.01)	(0.11)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.08)		(15.34)		(3.80)	(1.19)	(2.53)	(1.40)

Net asset value, end of period	$21.99		$24.42		$47.77	$36.98	$31.02	$30.53

Total Return(d)	7.76%		(24.36)%		42.50%	23.68%	11.15%	6.82%

Net assets, end of period (in 000’s)	$19,592		$19,093		$34,280	$47,346	$50,445	$53,347

Ratio of net expenses to average net assets	1.06	%(e)	1.05%		1.04%	1.04%	1.04%	1.03%

Ratio of total expenses to average net assets	1.11	%(e)	1.09%		1.07%	1.08%	1.08%	1.06%

Ratio of net investment income (loss) to average net assets	(0.18	)%(e)	0.01	%(c)	(0.34)%	(0.13)%	0.22%	0.21%

Portfolio turnover rate(f)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$24.70		$48.07		$37.12	$31.13	$30.69	$30.03

Net investment income(a)	0.02		0.11	(b)	0.02	0.09	0.17	0.18

Net realized and unrealized gain (loss)	1.70		(8.09)		14.80	7.21	2.95	1.93

Total from investment operations	1.72		(7.98)		14.82	7.30	3.12	2.11

Distributions to shareholders from net investment income	(0.07)		(0.05)		(0.07)	(0.19)	(0.16)	(0.16)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.14)		(15.39)		(3.87)	(1.31)	(2.68)	(1.45)

Net asset value, end of period	$22.28		$24.70		$48.07	$37.12	$31.13	$30.69

Total Return(c)	8.03%		(24.10)%		43.03%	24.17%	11.56%	7.23%

Net assets, end of period (in 000’s)	$129,968		$137,645		$271,096	$308,107	$401,677	$415,757

Ratio of net expenses to average net assets	0.68	%(d)	0.67%		0.66%	0.67%	0.68%	0.67%

Ratio of total expenses to average net assets	0.73	%(d)	0.71%		0.69%	0.70%	0.72%	0.70%

Ratio of net investment income to average net assets	0.20	%(d)	0.36	%(b)	0.04%	0.26%	0.58%	0.56%

Portfolio turnover rate(e)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$26.90		$50.95		$39.14	$32.75	$32.15	$31.38

Net investment income(a)	0.04		0.15	(b)	0.08	0.13	0.23	0.24

Net realized and unrealized gain (loss)	1.86		(8.76)		15.65	7.61	3.10	2.01

Total from investment operations	1.90		(8.61)		15.73	7.74	3.33	2.25

Distributions to shareholders from net investment income	(0.11)		(0.10)		(0.12)	(0.23)	(0.21)	(0.19)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.18)		(15.44)		(3.92)	(1.35)	(2.73)	(1.48)

Net asset value, end of period	$24.62		$26.90		$50.95	$39.14	$32.75	$32.15

Total Return(c)	8.06%		(23.97)%		43.19%	24.36%	11.72%	7.37%

Net assets, end of period (in 000’s)	$247,976		$225,067		$295,157	$373,079	$313,461	$344,129

Ratio of net expenses to average net assets	0.55	%(d)	0.54%		0.53%	0.53%	0.53%	0.52%

Ratio of total expenses to average net assets	0.60	%(d)	0.58%		0.56%	0.57%	0.57%	0.55%

Ratio of net investment income to average net assets	0.33	%(d)	0.48	%(b)	0.17%	0.36%	0.75%	0.71%

Portfolio turnover rate(e)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$23.91		$47.14		$36.58	$30.73	$30.30	$29.67

Net investment income (loss)(a)	(0.03)		(0.05	)(b)	(0.19)	(0.08)	0.02	0.02

Net realized and unrealized gain (loss)	1.63		(7.84)		14.55	7.12	2.93	1.92

Total from investment operations	1.60		(7.89)		14.36	7.04	2.95	1.94

Distributions to shareholders from net investment income	—		—		—	(0.07)	—	(0.02)

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(4.07)		(15.34)		(3.80)	(1.19)	(2.52)	(1.31)

Net asset value, end of period	$21.44		$23.91		$47.14	$36.58	$30.73	$30.30

Total Return(c)	7.73%		(24.46)%		42.33%	23.55%	10.98%	6.69%

Net assets, end of period (in 000’s)	$24,508		$22,666		$30,111	$27,314	$34,397	$25,893

Ratio of net expenses to average net assets	1.18	%(d)	1.17%		1.16%	1.17%	1.18%	1.17%

Ratio of total expenses to average net assets	1.23	%(d)	1.21%		1.19%	1.20%	1.22%	1.20%

Ratio of net investment income (loss) to average net assets	(0.30	)%(d)	(0.17	)%(b)	(0.46)%	(0.25)%	0.05%	0.08%

Portfolio turnover rate(e)	96%		200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2018(a)
			2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$26.87		$50.93		$39.12	$32.74	$32.15	$32.07

Net investment income(b)	0.04		0.15	(c)	0.07	0.13	0.22	0.12

Net realized and unrealized gain (loss)	1.87		(8.78)		15.66	7.61	3.10	(0.04)

Total from investment operations	1.91		(8.63)		15.73	7.74	3.32	0.08

Distributions to shareholders from net investment income	(0.11)		(0.09)		(0.12)	(0.24)	(0.21)	—

Distributions to shareholders from net realized gains	(4.07)		(15.34)		(3.80)	(1.12)	(2.52)	—

Total distributions	(4.18)		(15.43)		(3.92)	(1.36)	(2.73)	—

Net asset value, end of period	$24.60		$26.87		$50.93	$39.12	$32.74	$32.15

Total Return(d)	8.10%		(24.00)%		43.21%	24.34%	11.71%	0.25%

Net assets, end of period (in 000’s)	$46,881		$53,467		$78,307	$59,286	$49,099	$39,938

Ratio of net expenses to average net assets	0.55	%(e)	0.54%		0.53%	0.53%	0.53%	0.52	%(e)

Ratio of total expenses to average net assets	0.60	%(e)	0.58%		0.56%	0.57%	0.57%	0.56	%(e)

Ratio of net investment income to average net assets	0.33	%(e)	0.47	%(c)	0.17%	0.36%	0.71%	0.66	%(e)

Portfolio turnover rate(f)	96%		200%		214%	218%	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.53		$27.15		$19.23		$21.27	$21.59	$21.01

Net investment income(a)	0.15		0.24	(b)	0.22	(c)	0.25	0.28	0.25

Net realized and unrealized gain (loss)	0.23		(1.47)		7.98		(2.03)	0.75	0.56

Total from investment operations	0.38		(1.23)		8.20		(1.78)	1.03	0.81

Distributions to shareholders from net investment income	(0.14)		(0.24)		(0.28)		(0.26)	(0.29)	(0.23)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.60)		(4.39)		(0.28)		(0.26)	(1.35)	(0.23)

Net asset value, end of period	$21.31		$21.53		$27.15		$19.23	$21.27	$21.59

Total Return(d)	1.74%		(5.42)%		42.87%		(8.34)%	5.30%	3.82%

Net assets, end of period (in 000’s)	$51,989		$55,887		$62,575		$47,125	$65,556	$62,349

Ratio of net expenses to average net assets	0.93	%(e)	0.93%		0.93%		0.94%	0.95%	0.95%

Ratio of total expenses to average net assets	1.03	%(e)	1.01%		1.03%		1.05%	1.07%	1.03%

Ratio of net investment income to average net assets	1.43	%(e)	1.04	%(b)	0.87	%(c)	1.26%	1.36%	1.13%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.29		$26.90		$19.05		$21.06	$21.39	$20.82

Net investment income(a)	0.07		0.07	(b)	0.04	(c)	0.10	0.12	0.08

Net realized and unrealized gain (loss)	0.23		(1.46)		7.91		(2.01)	0.75	0.55

Total from investment operations	0.30		(1.39)		7.95		(1.91)	0.87	0.63

Distributions to shareholders from net investment income	(0.06)		(0.07)		(0.10)		(0.10)	(0.14)	(0.06)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.52)		(4.22)		(0.10)		(0.10)	(1.20)	(0.06)

Net asset value, end of period	$21.07		$21.29		$26.90		$19.05	$21.06	$21.39

Total Return(d)	1.36%		(6.14)%		41.85%		(9.02)%	4.53%	3.00%

Net assets, end of period (in 000’s)	$8,341		$8,955		$10,713		$8,773	$12,694	$10,058

Ratio of net expenses to average net assets	1.68	%(e)	1.68%		1.68%		1.69%	1.70%	1.70%

Ratio of total expenses to average net assets	1.78	%(e)	1.76%		1.78%		1.80%	1.82%	1.78%

Ratio of net investment income to average net assets	0.68	%(e)	0.32	%(b)	0.16	%(c)	0.52%	0.61%	0.37%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.49		$27.11		$19.20		$21.24	$21.57	$20.99

Net investment income(a)	0.19		0.32	(b)	0.31	(c)	0.33	0.36	0.33

Net realized and unrealized gain (loss)	0.23		(1.47)		7.97		(2.04)	0.74	0.56

Total from investment operations	0.42		(1.15)		8.28		(1.71)	1.10	0.89

Distributions to shareholders from net investment income	(0.18)		(0.32)		(0.37)		(0.33)	(0.37)	(0.31)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.64)		(4.47)		(0.37)		(0.33)	(1.43)	(0.31)

Net asset value, end of period	$21.27		$21.49		$27.11		$19.20	$21.24	$21.57

Total Return(d)	1.94%		(5.08)%		43.40%		(7.98)%	5.68%	4.22%

Net assets, end of period (in 000’s)	$83,155		$93,154		$114,706		$88,472	$120,417	$122,587

Ratio of net expenses to average net assets	0.56	%(e)	0.56%		0.56%		0.56%	0.57%	0.56%

Ratio of total expenses to average net assets	0.67	%(e)	0.64%		0.66%		0.67%	0.68%	0.64%

Ratio of net investment income to average net assets	1.80	%(e)	1.43	%(b)	1.26	%(c)	1.64%	1.74%	1.52%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.66		$27.28		$19.32		$21.36	$21.67	$21.09

Net investment income(a)	0.14		0.21	(b)	0.19	(c)	0.23	0.27	0.22

Net realized and unrealized gain (loss)	0.23		(1.48)		8.02		(2.04)	0.75	0.56

Total from investment operations	0.37		(1.27)		8.21		(1.81)	1.02	0.78

Distributions to shareholders from net investment income	(0.13)		(0.20)		(0.25)		(0.23)	(0.27)	(0.20)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.59)		(4.35)		(0.25)		(0.23)	(1.33)	(0.20)

Net asset value, end of period	$21.44		$21.66		$27.28		$19.32	$21.36	$21.67

Total Return(d)	1.66%		(5.55)%		42.68%		(8.44)%	5.19%	3.70%

Net assets, end of period (in 000’s)	$3,061		$3,756		$6,769		$5,230	$7,554	$10,199

Ratio of net expenses to average net assets	1.06	%(e)	1.06%		1.06%		1.06%	1.07%	1.06%

Ratio of total expenses to average net assets	1.17	%(e)	1.14%		1.16%		1.17%	1.18%	1.14%

Ratio of net investment income to average net assets	1.31	%(e)	0.93	%(b)	0.76	%(c)	1.13%	1.28%	1.00%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.43		$27.04		$19.15		$21.18	$21.51	$20.94

Net investment income(a)	0.18		0.30	(b)	0.28	(c)	0.31	0.32	0.29

Net realized and unrealized gain (loss)	0.22		(1.47)		7.95		(2.03)	0.76	0.57

Total from investment operations	0.40		(1.17)		8.23		(1.72)	1.08	0.86

Distributions to shareholders from net investment income	(0.17)		(0.29)		(0.34)		(0.31)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.63)		(4.44)		(0.34)		(0.31)	(1.41)	(0.29)

Net asset value, end of period	$21.20		$21.43		$27.04		$19.15	$21.18	$21.51

Total Return(d)	1.83%		(5.17)%		43.24%		(8.09)%	5.55%	4.07%

Net assets, end of period (in 000’s)	$63,894		$74,490		$91,133		$70,302	$134,069	$84,895

Ratio of net expenses to average net assets	0.68	%(e)	0.68%		0.68%		0.69%	0.70%	0.70%

Ratio of total expenses to average net assets	0.79	%(e)	0.76%		0.78%		0.80%	0.82%	0.78%

Ratio of net investment income to average net assets	1.69	%(e)	1.31	%(b)	1.13	%(c)	1.54%	1.58%	1.33%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.49		$27.11		$19.20		$21.24	$21.56	$20.99

Net investment income(a)	0.19		0.32	(b)	0.31	(c)	0.32	0.40	0.33

Net realized and unrealized gain (loss)	0.23		(1.47)		7.98		(2.02)	0.72	0.55

Total from investment operations	0.42		(1.15)		8.29		(1.70)	1.12	0.88

Distributions to shareholders from net investment income	(0.18)		(0.32)		(0.38)		(0.34)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.64)		(4.47)		(0.38)		(0.34)	(1.44)	(0.31)

Net asset value, end of period	$21.27		$21.49		$27.11		$19.20	$21.24	$21.56

Total Return(d)	1.94%		(5.07)%		43.42%		(7.97)%	5.73%	4.19%

Net assets, end of period (in 000’s)	$75,553		$82,457		$79,348		$65,692	$73,981	$149,225

Ratio of net expenses to average net assets	0.55	%(e)	0.55%		0.55%		0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.66	%(e)	0.63%		0.65%		0.66%	0.66%	0.62%

Ratio of net investment income to average net assets	1.81	%(e)	1.43	%(b)	1.26	%(c)	1.63%	1.84%	1.47%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.35		$26.96		$19.09		$21.12	$21.45	$20.88

Net investment income(a)	0.13		0.18	(b)	0.16	(c)	0.19	0.23	0.19

Net realized and unrealized gain (loss)	0.22		(1.46)		7.93		(2.01)	0.74	0.56

Total from investment operations	0.35		(1.28)		8.09		(1.82)	0.97	0.75

Distributions to shareholders from net investment income	(0.12)		(0.18)		(0.22)		(0.21)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.58)		(4.33)		(0.22)		(0.21)	(1.30)	(0.18)

Net asset value, end of period	$21.12		$21.35		$26.96		$19.09	$21.12	$21.45

Total Return(d)	1.58%		(5.66)%		42.57%		(8.58)%	5.01%	3.56%

Net assets, end of period (in 000’s)	$4,240		$4,764		$5,450		$4,885	$5,189	$5,651

Ratio of net expenses to average net assets	1.18	%(e)	1.18%		1.18%		1.19%	1.20%	1.20%

Ratio of total expenses to average net assets	1.29	%(e)	1.26%		1.28%		1.30%	1.32%	1.28%

Ratio of net investment income to average net assets	1.20	%(e)	0.81	%(b)	0.64	%(c)	0.99%	1.12%	0.88%

Portfolio turnover rate(f)	94%		209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,						Period Ended October 31, 2018(a)
			2022		2021		2020	2019
Per Share Data

Net asset value, beginning of period	$21.48		$27.10		$19.19		$21.23	$21.55	$21.87

Net investment income(b)	0.19		0.32	(c)	0.30	(d)	0.32	0.36	0.17

Net realized and unrealized gain (loss)	0.22		(1.47)		7.99		(2.02)	0.76	(0.33)

Total from investment operations	0.41		(1.15)		8.29		(1.70)	1.12	(0.16)

Distributions to shareholders from net investment income	(0.18)		(0.32)		(0.38)		(0.34)	(0.38)	(0.16)

Distributions to shareholders from net realized gains	(0.46)		(4.15)		—		—	(1.06)	—

Total distributions	(0.64)		(4.47)		(0.38)		(0.34)	(1.44)	(0.16)

Net asset value, end of period	$21.25		$21.48		$27.10		$19.19	$21.23	$21.55

Total Return(e)	1.89%		(5.07)%		43.44%		(7.97)%	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$45,692		$47,406		$46,078		$30,086	$33,601	$27,967

Ratio of net expenses to average net assets	0.55	%(f)	0.55%		0.55%		0.55%	0.56%	0.55	%(f)

Ratio of total expenses to average net assets	0.65	%(f)	0.63%		0.65%		0.66%	0.67%	0.65	%(f)

Ratio of net investment income to average net assets	1.81	%(f)	1.42	%(c)	1.23	%(d)	1.63%	1.75%	1.38	%(f)

Portfolio turnover rate(g)	94%		209%		215%		212%	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.70		$35.35		$22.96	$25.62	$25.74	$24.77

Net investment income (loss)(a)	0.07	(b)	0.05	(c)	(0.04)	(0.01)	0.05	0.01	(d)

Net realized and unrealized gain (loss)	(0.34)		(5.10)		12.48	(2.60)	1.23	0.96

Total from investment operations	(0.27)		(5.05)		12.44	(2.61)	1.28	0.97

Distributions to shareholders from net investment income	(0.10)		—		(0.05)	(0.05)	—	—

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.10)		(8.60)		(0.05)	(0.05)	(1.40)	—

Net asset value, end of period	$21.33		$21.70		$35.35	$22.96	$25.62	$25.74

Total Return(e)	(1.22)%		(17.64)%		54.23%	(10.18)%	5.64%	3.92%

Net assets, end of period (in 000’s)	$30,001		$33,325		$44,195	$34,071	$53,503	$55,472

Ratio of net expenses to average net assets	1.21	%(f)	1.21%		1.21%	1.22%	1.23%	1.23%

Ratio of total expenses to average net assets	1.32	%(f)	1.29%		1.29%	1.30%	1.34%	1.31%

Ratio of net investment income (loss) to average net assets	0.69	%(b)(f)	0.22	%(c)	(0.13)%	(0.02)%	0.19%	0.04	%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.89		$29.67		$19.39	$21.75	$22.23	$21.56

Net investment income (loss)(a)	—	(b)(c)	(0.10	)(d)	(0.24)	(0.15)	(0.12)	(0.17	)(e)

Net realized and unrealized gain (loss)	(0.27)		(4.08)		10.52	(2.21)	1.04	0.84

Total from investment operations	(0.27)		(4.18)		10.28	(2.36)	0.92	0.67

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Net asset value, end of period	$16.62		$16.89		$29.67	$19.39	$21.75	$22.23

Total Return(f)	(1.60)%		(18.24)%		53.02%	(10.82)%	4.86%	3.16%

Net assets, end of period (in 000’s)	$4,445		$5,093		$7,503	$5,951	$7,785	$7,139

Ratio of net expenses to average net assets	1.96	%(g)	1.96%		1.96%	1.97%	1.98%	1.98%

Ratio of total expenses to average net assets	2.07	%(g)	2.04%		2.04%	2.05%	2.09%	2.06%

Ratio of net investment income (loss) to average net assets	(0.05	)%(b)(g)	(0.53	)%(c)	(0.88)%	(0.78)%	(0.57)%	(0.72	)%(d)

Portfolio turnover rate(h)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$23.09		$36.92		$23.98	$26.74	$26.77	$25.73

Net investment income(a)	0.12	(b)	0.15	(c)	0.09	0.08	0.14	0.12	(d)

Net realized and unrealized gain (loss)	(0.38)		(5.38)		13.00	(2.69)	1.29	0.99

Total from investment operations	(0.26)		(5.23)		13.09	(2.61)	1.43	1.11

Distributions to shareholders from net investment income	(0.19)		—		(0.15)	(0.15)	(0.06)	(0.07)

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.19)		(8.60)		(0.15)	(0.15)	(1.46)	(0.07)

Net asset value, end of period	$22.64		$23.09		$36.92	$23.98	$26.74	$26.77

Total Return(e)	(1.09)%		(17.31)%		54.73%	(9.82)%	6.03%	4.32%

Net assets, end of period (in 000’s)	$120,239		$144,712		$226,678	$216,274	$290,652	$212,229

Ratio of net expenses to average net assets	0.84	%(f)	0.84%		0.84%	0.84%	0.85%	0.84%

Ratio of total expenses to average net assets	0.95	%(f)	0.92%		0.93%	0.92%	0.96%	0.93%

Ratio of net investment income to average net assets	1.06	%(b)(f)	0.60	%(c)	0.28%	0.34%	0.54%	0.43	%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.13		$34.68		$22.55	$25.17	$25.34	$24.41

Net investment income (loss)(a)	0.06	(b)	0.02	(c)	(0.08)	(0.03)	0.01	(0.02	)(d)

Net realized and unrealized gain (loss)	(0.34)		(4.97)		12.25	(2.56)	1.22	0.95

Total from investment operations	(0.28)		(4.95)		12.17	(2.59)	1.23	0.93

Distributions to shareholders from net investment income	(0.08)		—		(0.04)	(0.03)	—	—

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.08)		(8.60)		(0.04)	(0.03)	(1.40)	—

Net asset value, end of period	$20.77		$21.13		$34.68	$22.55	$25.17	$25.34

Total Return(e)	(1.34)%		(17.73)%		54.06%	(10.29)%	5.52%	3.81%

Net assets, end of period (in 000’s)	$2,034		$2,357		$3,701	$2,867	$3,141	$2,031

Ratio of net expenses to average net assets	1.34	%(f)	1.34%		1.34%	1.34%	1.35%	1.34%

Ratio of total expenses to average net assets	1.45	%(f)	1.42%		1.43%	1.42%	1.45%	1.42%

Ratio of net investment income (loss) to average net assets	0.56	%(b)(f)	0.10	%(c)	(0.26)%	(0.15)%	0.04%	(0.06	)%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.62		$35.18		$22.85	$25.50	$25.62	$24.61

Net investment income(a)	0.10	(b)	0.12	(c)	0.05	0.05	0.09	0.08	(d)

Net realized and unrealized gain (loss)	(0.35)		(5.08)		12.40	(2.58)	1.24	0.95

Total from investment operations	(0.25)		(4.96)		12.45	(2.53)	1.33	1.03

Distributions to shareholders from net investment income	(0.16)		—		(0.12)	(0.12)	(0.05)	(0.02)

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.16)		(8.60)		(0.12)	(0.12)	(1.45)	(0.02)

Net asset value, end of period	$21.21		$21.62		$35.18	$22.85	$25.50	$25.62

Total Return(e)	(1.12)%		(17.42)%		54.61%	(9.95)%	5.90%	4.19%

Net assets, end of period (in 000’s)	$32,384		$30,746		$66,963	$64,724	$74,881	$44,984

Ratio of net expenses to average net assets	0.96	%(f)	0.96%		0.96%	0.97%	0.99%	0.98%

Ratio of total expenses to average net assets	1.06	%(f)	1.04%		1.05%	1.05%	1.09%	1.06%

Ratio of net investment income to average net assets	0.94	%(b)(f)	0.50	%(c)	0.15%	0.22%	0.40%	0.31	%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$23.10		$36.93		$23.98	$26.74	$26.77	$25.73

Net investment income(a)	0.12	(b)	0.15	(c)	0.11	0.09	0.16	0.13	(d)

Net realized and unrealized gain (loss)	(0.37)		(5.38)		13.00	(2.70)	1.27	0.99

Total from investment operations	(0.25)		(5.23)		13.11	(2.61)	1.43	1.12

Distributions to shareholders from net investment income	(0.20)		—		(0.16)	(0.15)	(0.06)	(0.08)

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.20)		(8.60)		(0.16)	(0.15)	(1.46)	(0.08)

Net asset value, end of period	$22.65		$23.10		$36.93	$23.98	$26.74	$26.77

Total Return(e)	(1.07)%		(17.30)%		54.82%	(9.81)%	6.05%	4.35%

Net assets, end of period (in 000’s)	$75,838		$83,140		$100,558	$119,496	$153,129	$173,112

Ratio of net expenses to average net assets	0.83	%(f)	0.83%		0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	0.94	%(f)	0.91%		0.91%	0.91%	0.94%	0.89%

Ratio of net investment income to average net assets	1.06	%(b)(f)	0.59	%(c)	0.34%	0.36%	0.63%	0.45	%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.86		$34.39		$22.36	$24.96	$25.18	$24.29

Net investment income (loss)(a)	0.04	(b)	(0.01	)(c)	(0.11)	(0.06)	(0.02)	(0.06	)(d)

Net realized and unrealized gain (loss)	(0.33)		(4.92)		12.15	(2.54)	1.20	0.95

Total from investment operations	(0.29)		(4.93)		12.04	(2.60)	1.18	0.89

Distributions to shareholders from net investment income	(0.05)		—		(0.01)	—	—	—

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.05)		(8.60)		(0.01)	—	(1.40)	—

Net asset value, end of period	$20.52		$20.86		$34.39	$22.36	$24.96	$25.18

Total Return(e)	(1.38)%		(17.83)%		53.83%	(10.39)%	5.35%	3.66%

Net assets, end of period (in 000’s)	$11,361		$12,023		$15,767	$13,817	$16,562	$14,625

Ratio of net expenses to average net assets	1.46	%(f)	1.46%		1.46%	1.47%	1.48%	1.48%

Ratio of total expenses to average net assets	1.57	%(f)	1.54%		1.54%	1.55%	1.59%	1.56%

Ratio of net investment income (loss) to average net assets	0.43	%(b)(f)	0.04	%(c)	(0.36)%	(0.28)%	(0.08)%	(0.22	)%(d)

Portfolio turnover rate(g)	69%		155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2018(a)
			2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$23.09		$36.92		$23.98	$26.74	$26.77	$27.21

Net investment income(b)	0.12	(c)	0.15	(d)	0.08	0.09	0.13	0.08	(e)

Net realized and unrealized gain (loss)	(0.37)		(5.38)		13.02	(2.70)	1.30	(0.52)

Total from investment operations	(0.25)		(5.23)		13.10	(2.61)	1.43	(0.44)

Distributions to shareholders from net investment income	(0.20)		—		(0.16)	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	—		(8.60)		—	—	(1.40)	—

Total distributions	(0.20)		(8.60)		(0.16)	(0.15)	(1.46)	—

Net asset value, end of period	$22.64		$23.09		$36.92	$23.98	$26.74	$26.77

Total Return(f)	(1.07)%		(17.31)%		54.78%	(9.81)%	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$110,943		$140,356		$144,239	$87,170	$106,039	$66,823

Ratio of net expenses to average net assets	0.83	%(g)	0.83%		0.83%	0.83%	0.84%	0.83	%(g)

Ratio of total expenses to average net assets	0.94	%(g)	0.91%		0.92%	0.91%	0.94%	0.92	%(g)

Ratio of net investment income to average net assets	1.08	%(c)(g)	0.58	%(d)	0.23%	0.36%	0.53%	0.48	%(e)(g)

Portfolio turnover rate(h)	69%		155%		165%	141%	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.29% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.94		$47.18		$34.29	$35.08	$37.25	$36.71

Net investment loss(a)	(0.02	)(b)	(0.05	)(c)	(0.28)	(0.17)	(0.12)	(0.13	)(d)

Net realized and unrealized gain (loss)	0.05		(6.01)		14.62	(0.13)	1.76	2.20

Total from investment operations	0.03		(6.06)		14.34	(0.30)	1.64	2.07

Distributions to shareholders from net investment income	(0.02)		—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(0.02)		(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of period	$11.95		$11.94		$47.18	$34.29	$35.08	$37.25

Total Return(f)	0.29%		(25.73)%		42.51%	(0.95)%	5.65%	5.87%

Net assets, end of period (in 000’s)	$30,390		$32,695		$59,166	$50,865	$84,557	$88,316

Ratio of net expenses to average net assets	1.21	%(g)	1.21%		1.21%	1.22%	1.24%	1.22%

Ratio of total expenses to average net assets	1.49	%(g)	1.40%		1.33%	1.30%	1.32%	1.32%

Ratio of net investment loss to average net assets	(0.28	)%(b)(g)	(0.37	)%(c)	(0.64)%	(0.51)%	(0.36)%	(0.35	)%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data*

Net asset value, beginning of period	$19.39		$306.54		$227.34	$235.44	$260.82	$262.08

Net investment loss(a)	(0.10	)(b)	(0.24	)(c)	(4.05)	(2.79)	(2.52)	(2.97	)(d)

Net realized and unrealized gain (loss)	0.09		(24.29)		96.30	(0.09)	11.43	15.48

Total from investment operations	(0.01)		(24.53)		92.25	(3.69)	8.91	12.51

Distributions to shareholders from net investment income	—		—		(0.36)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(262.62)		(12.69)	(4.41)	(34.29)	(13.77)

Total distributions	—		(262.62)		(13.05)	(4.41)	(34.29)	(13.77)

Net asset value, end of period	$19.38		$19.39		$306.54	$227.34	$235.44	$260.82

Total Return(f)	(0.05)%		(26.49)%		41.47%	(1.70)%	4.92%	5.03%

Net assets, end of period (in 000’s)	$3,238		$4,687		$7,866	$6,439	$8,303	$8,179

Ratio of net expenses to average net assets	1.96	%(g)	1.96%		1.96%	1.97%	1.99%	1.97%

Ratio of total expenses to average net assets	2.25	%(g)	2.14%		2.08%	2.05%	2.07%	2.07%

Ratio of net investment loss to average net assets	(0.99	)%(b)(g)	(1.10	)%(c)	(1.39)%	(1.26)%	(1.11)%	(1.09	)%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

*	On June 10, 2022, the Fund’s Class C Shares affected a 9-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$19.51		$57.27		$41.22	$41.92	$43.56	$42.53

Net investment income (loss)(a)	0.01	(b)	0.01	(c)	(0.13)	(0.05)	0.01	0.02	(d)

Net realized and unrealized gain (loss)	0.08		(8.59)		17.63	(0.16)	2.16	2.54

Total from investment operations	0.09		(8.58)		17.50	(0.21)	2.17	2.56

Distributions to shareholders from net investment income	(0.07)		—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(0.07)		(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of period	$19.53		$19.51		$57.27	$41.22	$41.92	$43.56

Total Return(f)	0.49%		(25.48)%		43.04%	(0.57)%	6.08%	6.26%

Net assets, end of period (in 000’s)	$38,368		$43,621		$163,028	$200,116	$349,348	$307,032

Ratio of net expenses to average net assets	0.84	%(g)	0.84%		0.84%	0.84%	0.85%	0.84%

Ratio of total expenses to average net assets	1.12	%(g)	1.01%		0.96%	0.92%	0.93%	0.93%

Ratio of net investment income (loss) to average net assets	0.10	%(b)(g)	0.04	%(c)	(0.25)%	(0.13)%	0.02%	0.03	%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$13.29		$48.95		$35.44	$36.16	$38.18	$37.50

Net investment income (loss)(a)	—	(b)(e)	(0.02	)(c)	(0.15)	(0.09)	(0.04)	(0.04	)(d)

Net realized and unrealized gain (loss)	0.06		(6.46)		15.11	(0.14)	1.83	2.25

Total from investment operations	0.06		(6.48)		14.96	(0.23)	1.79	2.21

Distributions to shareholders from net investment income	(0.05)		—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(0.05)		(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of period	$13.30		$13.29		$48.95	$35.44	$36.16	$38.18

Total Return(f)	0.46%		(25.59)%		42.89%	(0.72)%	5.93%	6.13%

Net assets, end of period (in 000’s)	$16,702		$20,880		$66,827	$442,743	$378,807	$308,366

Ratio of net expenses to average net assets	0.96	%(g)	0.96%		0.96%	0.97%	0.99%	0.97%

Ratio of total expenses to average net assets	1.25	%(g)	1.14%		1.06%	1.05%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	(0.02	)%(b)(g)	(0.10	)%(c)	(0.32)%	(0.26)%	(0.12)%	(0.10	)%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$19.54		$57.31		$41.24	$41.95	$43.58	$42.54

Net investment income (loss)(a)	0.01	(b)	0.02	(c)	(0.10)	(0.05)	—	0.02	(d)

Net realized and unrealized gain (loss)	0.09		(8.61)		17.62	(0.17)	2.18	2.55

Total from investment operations	0.10		(8.59)		17.52	(0.22)	2.18	2.57

Distributions to shareholders from net investment income	(0.07)		—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(0.07)		(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of period	$19.57		$19.54		$57.31	$41.24	$41.95	$43.58

Total Return(f)	0.48%		(25.45)%		43.07%	(0.57)%	6.08%	6.25%

Net assets, end of period (in 000’s)	$7,493		$17,370		$96,907	$263,023	$307,820	$118,729

Ratio of net expenses to average net assets	0.83	%(g)	0.83%		0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	1.14	%(g)	0.99%		0.93%	0.91%	0.93%	0.92%

Ratio of net investment income (loss) to average net assets	0.14	%(b)(g)	0.07	%(c)	(0.19)%	(0.12)%	(0.01)%	0.04	%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.16		$44.83		$32.71	$33.58	$35.90	$35.53

Net investment loss(a)	—	(b)(e)	(0.08	)(c)	(0.36)	(0.25)	(0.20)	(0.22	)(d)

Net realized and unrealized gain (loss)	0.01		(5.41)		13.93	(0.13)	1.69	2.12

Total from investment operations	0.01		(5.49)		13.57	(0.38)	1.49	1.90

Distributions to shareholders from net investment income	—		—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	—		(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of period	$10.17		$10.16		$44.83	$32.71	$33.58	$35.90

Total Return(f)	0.10%		(25.92)%		42.20%	(1.23)%	5.42%	5.58%

Net assets, end of period (in 000’s)	$3,349		$3,863		$6,605	$8,168	$19,707	$19,998

Ratio of net expenses to average net assets	1.46	%(g)	1.46%		1.46%	1.47%	1.49%	1.47%

Ratio of total expenses to average net assets	1.75	%(g)	1.65%		1.57%	1.55%	1.57%	1.57%

Ratio of net investment loss to average net assets	(0.52	)%(b)(g)	(0.64	)%(c)	(0.86)%	(0.77)%	(0.61)%	(0.59	)%(d)

Portfolio turnover rate(h)	68%		155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2018(a)
			2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$19.54		$57.31		$41.24	$41.94	$43.58	$44.33

Net investment income (loss)(b)	0.01	(c)	—	(d)(e)	(0.13)	(0.05)	0.01	0.03	(f)

Net realized and unrealized gain (loss)	0.09		(8.59)		17.65	(0.16)	2.16	(0.78)

Total from investment operations	0.10		(8.59)		17.52	(0.21)	2.17	(0.75)

Distributions to shareholders from net investment income	(0.08)		—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	—		(29.18)		(1.41)	(0.49)	(3.81)	—

Total distributions	(0.08)		(29.18)		(1.45)	(0.49)	(3.81)	—

Net asset value, end of period	$19.56		$19.54		$57.31	$41.24	$41.94	$43.58

Total Return(g)	0.52%		(25.49)%		43.07%	(0.57)%	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$4,960		$5,274		$10,801	$10,241	$12,534	$10,878

Ratio of net expenses to average net assets	0.83	%(h)	0.83%		0.83%	0.83%	0.84%	0.83	%(h)

Ratio of total expenses to average net assets	1.11	%(h)	1.01%		0.95%	0.91%	0.93%	0.93	%(h)

Ratio of net investment income (loss) to average net assets	0.11	%(c)(h)	(0.00	)%(e)	(0.25)%	(0.12)%	0.02%	0.12	%(f)(h)

Portfolio turnover rate(i)	68%		155%		170%	144%	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(g)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(h)	Annualized.
(i)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$34.42		$53.90		$32.93	$39.69	$42.30	$46.29

Net investment income(a)	0.27	(b)	0.27	(c)	0.24	0.19	0.25	0.20

Net realized and unrealized gain (loss)	(1.76)		(4.48)		21.00	(6.70)	1.17	0.70

Total from investment operations	(1.49)		(4.21)		21.24	(6.51)	1.42	0.90

Distributions to shareholders from net investment income	(0.50)		(0.31)		(0.27)	(0.25)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.16)		(15.27)		(0.27)	(0.25)	(4.03)	(4.89)

Net asset value, end of period	$31.77		$34.42		$53.90	$32.93	$39.69	$42.30

Total Return(d)	(4.43)%		(9.67)%		64.75%	(16.49)%	4.40%	2.08%

Net assets, end of period (in 000’s)	$109,711		$119,953		$154,971	$98,493	$132,886	$112,219

Ratio of net expenses to average net assets	1.21	%(e)	1.21%		1.21%	1.22%	1.25%	1.23%

Ratio of total expenses to average net assets	1.27	%(e)	1.26%		1.26%	1.31%	1.39%	1.40%

Ratio of net investment income to average net assets	1.65	%(b)(e)	0.73	%(c)	0.49%	0.56%	0.67%	0.44%

Portfolio turnover rate(f)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$18.74		$36.61		$22.48	$27.24	$30.35	$34.65

Net investment income (loss)(a)	0.08	(b)	—	(c)(d)	(0.08)	(0.04)	(0.02)	(0.10)

Net realized and unrealized gain (loss)	(0.95)		(2.69)		14.32	(4.61)	0.75	0.52

Total from investment operations	(0.87)		(2.69)		14.24	(4.65)	0.73	0.42

Distributions to shareholders from net investment income	(0.38)		(0.22)		(0.11)	(0.11)	—	—

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.04)		(15.18)		(0.11)	(0.11)	(3.84)	(4.72)

Net asset value, end of period	$16.83		$18.74		$36.61	$22.48	$27.24	$30.35

Total Return(e)	(4.79)%		(10.33)%		63.49%	(17.11)%	3.67%	1.31%

Net assets, end of period (in 000’s)	$3,409		$4,536		$7,118	$5,313	$7,961	$6,903

Ratio of net expenses to average net assets	1.96	%(f)	1.96%		1.96%	1.97%	2.00%	1.98%

Ratio of total expenses to average net assets	2.02	%(f)	2.01%		2.01%	2.06%	2.14%	2.14%

Ratio of net investment income (loss) to average net assets	0.90	%(b)(f)	(0.02	)%(d)	(0.25)%	(0.19)%	(0.07)%	(0.31)%

Portfolio turnover rate(g)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$52.11		$73.39		$44.70	$53.74	$55.71	$59.38

Net investment income(a)	0.51	(b)	0.60	(c)	0.56	0.43	0.47	0.48

Net realized and unrealized gain (loss)	(2.70)		(6.48)		28.53	(9.07)	1.73	0.90

Total from investment operations	(2.19)		(5.88)		29.09	(8.64)	2.20	1.38

Distributions to shareholders from net investment income	(0.63)		(0.44)		(0.40)	(0.40)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.29)		(15.40)		(0.40)	(0.40)	(4.17)	(5.05)

Net asset value, end of period	$48.63		$52.11		$73.39	$44.70	$53.74	$55.71

Total Return(d)	(4.26)%		(9.32)%		65.37%	(16.19)%	4.81%	2.47%

Net assets, end of period (in 000’s)	$305,800		$347,239		$379,380	$190,491	$192,820	$60,516

Ratio of net expenses to average net assets	0.84	%(e)	0.84%		0.84%	0.84%	0.87%	0.84%

Ratio of total expenses to average net assets	0.90	%(e)	0.89%		0.89%	0.93%	1.02%	1.00%

Ratio of net investment income to average net assets	2.01	%(b)(e)	1.09	%(c)	0.86%	0.93%	0.96%	0.82%

Portfolio turnover rate(f)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$34.20		$53.64		$32.77	$39.53	$42.18	$46.17

Net investment income(a)	0.32	(b)	0.37	(c)	0.36	0.25	0.30	0.31

Net realized and unrealized gain (loss)	(1.76)		(4.46)		20.88	(6.64)	1.20	0.69

Total from investment operations	(1.44)		(4.09)		21.24	(6.39)	1.50	1.00

Distributions to shareholders from net investment income	(0.56)		(0.39)		(0.37)	(0.37)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.22)		(15.35)		(0.37)	(0.37)	(4.15)	(4.99)

Net asset value, end of period	$31.54		$34.20		$53.64	$32.77	$39.53	$42.18

Total Return(d)	(4.28)%		(9.44)%		65.17%	(16.32)%	4.69%	2.33%

Net assets, end of period (in 000’s)	$177,091		$336,969		$363,808	$273,560	$59,800	$18,257

Ratio of net expenses to average net assets	0.96	%(e)	0.96%		0.96%	0.97%	1.01%	0.98%

Ratio of total expenses to average net assets	1.02	%(e)	1.01%		1.01%	1.06%	1.15%	1.17%

Ratio of net investment income to average net assets	1.94	%(b)(e)	0.99	%(c)	0.75%	0.77%	0.83%	0.70%

Portfolio turnover rate(f)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$52.10		$73.38		$44.70	$53.73	$55.71	$59.38

Net investment income(a)	0.51	(b)	0.62	(c)	0.57	0.43	0.45	0.50

Net realized and unrealized gain (loss)	(2.70)		(6.49)		28.51	(9.06)	1.75	0.90

Total from investment operations	(2.19)		(5.87)		29.08	(8.63)	2.20	1.40

Distributions to shareholders from net investment income	(0.63)		(0.45)		(0.40)	(0.40)	(0.34)	(0.35)

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.29)		(15.41)		(0.40)	(0.40)	(4.18)	(5.07)

Net asset value, end of period	$48.62		$52.10		$73.38	$44.70	$53.73	$55.71

Total Return(d)	(4.25)%		(9.31)%		65.36%	(16.17)%	4.83%	2.49%

Net assets, end of period (in 000’s)	$268,261		$273,667		$306,101	$158,330	$118,331	$22,460

Ratio of net expenses to average net assets	0.83	%(e)	0.83%		0.83%	0.83%	0.86%	0.83%

Ratio of total expenses to average net assets	0.89	%(e)	0.88%		0.88%	0.93%	1.00%	1.02%

Ratio of net investment income to average net assets	2.02	%(b)(e)	1.11	%(c)	0.86%	0.94%	0.91%	0.85%

Portfolio turnover rate(f)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$33.20		$52.56		$32.21	$38.96	$41.63	$45.57

Net investment income(a)	0.22	(b)	0.17	(c)	0.11	0.10	0.08	0.09

Net realized and unrealized gain (loss)	(1.71)		(4.33)		20.52	(6.56)	1.22	0.69

Total from investment operations	(1.49)		(4.16)		20.63	(6.46)	1.30	0.78

Distributions to shareholders from net investment income	(0.41)		(0.24)		(0.28)	(0.29)	(0.13)	—

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	(4.72)

Total distributions	(1.07)		(15.20)		(0.28)	(0.29)	(3.97)	(4.72)

Net asset value, end of period	$30.64		$33.20		$52.56	$32.21	$38.96	$41.63

Total Return(d)	(4.57)%		(9.88)%		64.31%	(16.70)%	4.14%	1.83%

Net assets, end of period (in 000’s)	$17,822		$18,476		$22,584	$14,038	$8,514	$2,320

Ratio of net expenses to average net assets	1.46	%(e)	1.46%		1.46%	1.47%	1.53%	1.48%

Ratio of total expenses to average net assets	1.52	%(e)	1.51%		1.51%	1.56%	1.69%	1.66%

Ratio of net investment income to average net assets	1.40	%(b)(e)	0.47	%(c)	0.24%	0.30%	0.23%	0.20%

Portfolio turnover rate(f)	63%		173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2018(a)
			2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$52.09		$73.38		$44.69	$53.72	$55.70	$57.05

Net investment income(b)	0.51	(c)	0.61	(d)	0.57	0.44	0.54	0.30

Net realized and unrealized gain (loss)	(2.69)		(6.49)		28.52	(9.07)	1.66	(1.65)

Total from investment operations	(2.18)		(5.88)		29.09	(8.63)	2.20	(1.35)

Distributions to shareholders from net investment income	(0.64)		(0.45)		(0.40)	(0.40)	(0.34)	—

Distributions to shareholders from net realized gains	(0.66)		(14.96)		—	—	(3.84)	—

Total distributions	(1.30)		(15.41)		(0.40)	(0.40)	(4.18)	—

Net asset value, end of period	$48.61		$52.09		$73.38	$44.69	$53.72	$55.70

Total Return(e)	(4.25)%		(9.32)%		65.36%	(16.18)%	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$46,178		$42,933		$45,484	$28,504	$47,977	$42,165

Ratio of net expenses to average net assets	0.83	%(f)	0.83%		0.83%	0.83%	0.85%	0.83	%(f)

Ratio of total expenses to average net assets	0.89	%(f)	0.88%		0.88%	0.92%	0.99%	1.06	%(f)

Ratio of net investment income to average net assets	2.01	%(c)(f)	1.10	%(d)	0.88%	0.94%	1.07%	0.93	%(f)

Portfolio turnover rate(g)	63%		173%		187%	153%	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.38% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$48.39		$72.68		$53.72	$49.48	$47.72	$49.73

Net investment income(a)	0.14		0.33	(b)	0.20	0.28	0.44	0.36

Net realized and unrealized gain (loss)	1.87		(8.80)		21.27	4.67	3.14	2.46

Total from investment operations	2.01		(8.47)		21.47	4.95	3.58	2.82

Distributions to shareholders from net investment income	(0.34)		(0.25)		(0.28)	(0.71)	(0.17)	(0.45)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.34)		(15.82)		(2.51)	(0.71)	(1.82)	(4.83)

Net asset value, end of period	$50.06		$48.39		$72.68	$53.72	$49.48	$47.72

Total Return(c)	4.20%		(14.87)%		41.26%	10.04%	7.98%	5.93%

Net assets, end of period (in 000’s)	$286,308		$288,769		$380,721	$294,540	$299,440	$301,934

Ratio of net expenses to average net assets	0.93	%(d)	0.93%		0.93%	0.94%	0.94%	0.95%

Ratio of total expenses to average net assets	0.98	%(d)	0.97%		0.97%	1.00%	1.01%	1.00%

Ratio of net investment income to average net assets	0.57	%(d)	0.62	%(b)	0.31%	0.55%	0.93%	0.73%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$40.94		$64.06		$47.71	$44.04	$42.80	$45.08

Net investment income (loss)(a)	(0.04)		(0.06	)(b)	(0.25)	(0.09)	0.08	0.01

Net realized and unrealized gain (loss)	1.59		(7.49)		18.83	4.16	2.81	2.22

Total from investment operations	1.55		(7.55)		18.58	4.07	2.89	2.23

Distributions to shareholders from net investment income	(0.03)		—		—	(0.40)	—	(0.13)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.03)		(15.57)		(2.23)	(0.40)	(1.65)	(4.51)

Net asset value, end of period	$42.46		$40.94		$64.06	$47.71	$44.04	$42.80

Total Return(c)	3.80%		(15.50)%		40.22%	9.25%	7.20%	5.15%

Net assets, end of period (in 000’s)	$13,320		$14,311		$19,252	$16,275	$15,854	$14,277

Ratio of net expenses to average net assets	1.68	%(d)	1.68%		1.68%	1.69%	1.69%	1.70%

Ratio of total expenses to average net assets	1.73	%(d)	1.72%		1.72%	1.75%	1.76%	1.75%

Ratio of net investment income (loss) to average net assets	(0.17	)%(d)	(0.13	)%(c)	(0.44)%	(0.20)%	0.18%	0.01%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$50.70		$75.37		$55.60	$51.16	$49.30	$51.21

Net investment income(a)	0.24		0.55	(b)	0.45	0.50	0.72	0.54

Net realized and unrealized gain (loss)	1.96		(9.20)		22.02	4.82	3.14	2.56

Total from investment operations	2.20		(8.65)		22.47	5.32	3.86	3.10

Distributions to shareholders from net investment income	(0.54)		(0.45)		(0.47)	(0.88)	(0.35)	(0.63)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.54)		(16.02)		(2.70)	(0.88)	(2.00)	(5.01)

Net asset value, end of period	$52.36		$50.70		$75.37	$55.60	$51.16	$49.30

Total Return(c)	4.40%		(14.55)%		41.79%	10.47%	8.39%	6.34%

Net assets, end of period (in 000’s)	$253,619		$253,657		$325,457	$255,177	$295,408	$842,673

Ratio of net expenses to average net assets	0.56	%(d)	0.56%		0.56%	0.56%	0.55%	0.55%

Ratio of total expenses to average net assets	0.61	%(d)	0.60%		0.60%	0.62%	0.60%	0.62%

Ratio of net investment income to average net assets	0.94	%(d)	0.99	%(b)	0.68%	0.94%	1.40%	1.07%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$48.01		$72.21		$53.38	$49.19	$47.41	$49.47

Net investment income(a)	0.11		0.26	(b)	0.11	0.22	0.38	0.30

Net realized and unrealized gain (loss)	1.85		(8.74)		21.14	4.64	3.13	2.45

Total from investment operations	1.96		(8.48)		21.25	4.86	3.51	2.75

Distributions to shareholders from net investment income	(0.27)		(0.15)		(0.19)	(0.67)	(0.08)	(0.43)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.27)		(15.72)		(2.42)	(0.67)	(1.73)	(4.81)

Net asset value, end of period	$49.70		$48.01		$72.21	$53.38	$49.19	$47.41

Total Return(c)	4.13%		(14.98)%		41.08%	9.93%	7.86%	5.81%

Net assets, end of period (in 000’s)	$4,920		$4,781		$6,302	$5,761	$6,700	$5,925

Ratio of net expenses to average net assets	1.06	%(d)	1.06%		1.06%	1.06%	1.05%	1.06%

Ratio of total expenses to average net assets	1.11	%(d)	1.10%		1.10%	1.12%	1.13%	1.11%

Ratio of net investment income to average net assets	0.44	%(d)	0.49	%(b)	0.17%	0.44%	0.81%	0.61%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$47.56		$71.70		$53.02	$48.84	$47.17	$49.22

Net investment income(a)	0.20		0.46	(b)	0.36	0.42	0.54	0.46

Net realized and unrealized gain (loss)	1.83		(8.63)		20.96	4.59	3.09	2.45

Total from investment operations	2.03		(8.17)		21.32	5.01	3.63	2.91

Distributions to shareholders from net investment income	(0.49)		(0.40)		(0.41)	(0.83)	(0.31)	(0.58)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.49)		(15.97)		(2.64)	(0.83)	(1.96)	(4.96)

Net asset value, end of period	$49.10		$47.56		$71.70	$53.02	$48.84	$47.17

Total Return(c)	4.33%		(14.65)%		41.61%	10.33%	8.25%	6.20%

Net assets, end of period (in 000’s)	$90,932		$87,159		$127,076	$88,924	$116,633	$103,230

Ratio of net expenses to average net assets	0.68	%(d)	0.68%		0.68%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets	0.73	%(d)	0.72%		0.72%	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	0.83	%(d)	0.87	%(b)	0.56%	0.84%	1.17%	0.95%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$50.64		$75.30		$55.56	$51.13	$49.27	$51.19

Net investment income(a)	0.23		0.52	(b)	0.46	0.50	0.76	0.42

Net realized and unrealized gain (loss)	1.96		(9.15)		21.99	4.83	3.10	2.68

Total from investment operations	2.19		(8.63)		22.45	5.33	3.86	3.10

Distributions to shareholders from net investment income	(0.54)		(0.46)		(0.48)	(0.90)	(0.35)	(0.64)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(0.54)		(16.03)		(2.71)	(0.90)	(2.00)	(5.02)

Net asset value, end of period	$52.29		$50.64		$75.30	$55.56	$51.13	$49.27

Total Return(c)	4.40%		(14.54)%		41.78%	10.49%	8.38%	6.37%

Net assets, end of period (in 000’s)	$23,558		$17,987		$14,142	$8,871	$12,068	$31,916

Ratio of net expenses to average net assets	0.55	%(d)	0.55%		0.55%	0.55%	0.54%	0.54%

Ratio of total expenses to average net assets	0.60	%(d)	0.59%		0.60%	0.61%	0.59%	0.63%

Ratio of net investment income to average net assets	0.93	%(d)	0.95	%(b)	0.69%	0.95%	1.49%	0.82%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$47.07		$71.12		$52.63	$48.47	$46.74	$48.89

Net investment income(a)	0.08		0.19	(b)	0.07	0.16	0.32	0.23

Net realized and unrealized gain (loss)	1.84		(8.58)		20.80	4.57	3.08	2.42

Total from investment operations	1.92		(8.39)		20.87	4.73	3.40	2.65

Distributions to shareholders from net investment income	—		(0.09)		(0.15)	(0.57)	(0.02)	(0.42)

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	—		(15.66)		(2.38)	(0.57)	(1.67)	(4.80)

Net asset value, end of period	$48.99		$47.07		$71.12	$52.63	$48.47	$46.74

Total Return(c)	4.08%		(15.08)%		40.91%	9.79%	7.72%	5.65%

Net assets, end of period (in 000’s)	$7,701		$17,488		$22,030	$41,005	$44,555	$49,993

Ratio of net expenses to average net assets	1.18	%(d)	1.18%		1.18%	1.19%	1.19%	1.20%

Ratio of total expenses to average net assets	1.23	%(d)	1.22%		1.22%	1.25%	1.26%	1.25%

Ratio of net investment income to average net assets	0.34	%(d)	0.37	%(b)	0.11%	0.31%	0.69%	0.48%

Portfolio turnover rate(e)	98%		205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,					Period Ended October 31, 2018(a)
			2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$50.65		$75.31		$55.56	$51.14	$49.28	$49.09

Net investment income(b)	0.24		0.55	(c)	0.46	0.50	0.65	0.26

Net realized and unrealized gain (loss)	1.95		(9.18)		22.00	4.83	3.21	(0.07)

Total from investment operations	2.19		(8.63)		22.46	5.33	3.86	0.19

Distributions to shareholders from net investment income	(0.54)		(0.46)		(0.48)	(0.91)	(0.35)	—

Distributions to shareholders from net realized gains	—		(15.57)		(2.23)	—	(1.65)	—

Total distributions	(0.54)		(16.03)		(2.71)	(0.91)	(2.00)	—

Net asset value, end of period	$52.30		$50.65		$75.31	$55.56	$51.14	$49.28

Total Return(d)	4.39%		(14.54)%		41.80%	10.49%	8.40%	0.39%

Net assets, end of period (in 000’s)	$244,418		$289,752		$327,501	$245,632	$225,899	$203,525

Ratio of net expenses to average net assets	0.55	%(e)	0.55%		0.55%	0.55%	0.54%	0.54	%(e)

Ratio of total expenses to average net assets	0.60	%(e)	0.59%		0.59%	0.61%	0.62%	0.62	%(e)

Ratio of net investment income to average net assets	0.96	%(e)	1.00	%(c)	0.68%	0.94%	1.33%	0.93	%(e)

Portfolio turnover rate(f)	98%		205%		214%	213%	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified
Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.
Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

103

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2023:

LARGE CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$15,747,428	$—	$—

Europe	3,032,328	—	—

North America	871,751,861	—	—

Total	$890,531,617	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$27,832	$—	$—

Total	$27,832	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,640,451	$—	$—

Europe	1,854,500	—	—

North America	327,823,291	—	—

Securities Lending Reinvestment Vehicle	684,000	—	—

Total	$334,002,242	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$1,567	$—	$—

Total	$1,567	$—	$—

SMALL CAP EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,831,826	$—	$—

Asia	2,368,032	—	—

Europe	11,019,717	—	—

North America	364,982,788	—	—

South America	778,599	—	—

Securities Lending Reinvestment Vehicle	1,428,317	—	—

Total	$383,409,279	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(584)	$—	$—

Total	$(584)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$916,181	$—	$—

Asia	1,087,778	—	—

Europe	1,944,549	—	—

North America	99,798,200	—	—

South America	151,869	—	—

Securities Lending Reinvestment Vehicle	436,572	—	—

Total	$104,335,149	$—	$—

SMALL CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$7,036,705	$—	$—

Asia	335,527	—	—

Europe	33,624,067	—	—

North America	868,805,813	—	—

South America	1,593,395	—	—

Investment Company	2,591,918	—	—

Securities Lending Reinvestment Vehicle	9,022,077	—	—

Total	$923,009,502	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(122,800)	$—	$—

Total	$(122,800)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

106

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$14,360,592	$—	$—

Europe	5,573,791	—	—

North America	893,306,784	—	—

Total	$913,241,167	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$58,695	$—	$—

Total	$58,695	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Large Cap Growth Insights	Variation Margin on Futures Contracts	$27,832
Equity	Large Cap Value Insights	Variation Margin on Futures Contracts	1,567
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	(584)
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	(122,800)
Equity	U.S. Equity Insights	Variation Margin on Futures Contracts	58,695

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$912,387	$27,832	31
Equity	Large Cap Value Insights	48,271	1,567	4
Equity	Small Cap Equity Insights	364,570	(155,676)	8
Equity	Small Cap Growth Insights	89,905	(78,893)	1
Equity	Small Cap Value Insights	961,150	(1,108,780)	155
Equity	U.S. Equity Insights	631,482	50,474	11

(a)	Average number of contracts is based on the month end balances for the six months ended April 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.52%	0.52%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

in the Underlying Money Market Fund. For the six months ended April 30, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$663
Large Cap Value Insights	4
Small Cap Equity Insights	231
Small Cap Growth Insights	3
Small Cap Value Insights	1,204
U.S. Equity Insights	868

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$4,024	$—
Large Cap Value Insights	1,144	519
Small Cap Equity Insights	848	415
Small Cap Growth Insights	419	32
Small Cap Value Insights	1,081	—
U.S. Equity Insights	2,277	708

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$663	$213,468	$214,131
Large Cap Value Insights	4	180,202	180,206
Small Cap Equity Insights	231	211,090	211,321
Small Cap Growth Insights	3	164,746	164,749
Small Cap Value Insights	1,204	273,563	274,767
U.S. Equity Insights	868	219,235	220,103

G.  Line of Credit Facility — As of April 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2023, Goldman Sachs did not earn brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs.

As of April 30, 2023, the following Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	9%	—%
Small Cap Equity Insights	—	7

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the six months ended April 30, 2023:

Fund	Market Value as of October 31, 2022	Purchased at Cost	Proceeds from Sales	Market Value as of April 30, 2023	Shares as of April 30, 2023	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$—	$23,667,351	$(23,667,351)	$—	—	$17,528
Large Cap Value Insights	—	487,324	(487,324)	—	—	96
Small Cap Equity Insights	4,438,548	15,810,860	(20,249,408)	—	—	12,391
Small Cap Growth Insights	391,747	402,640	(794,387)	—	—	278
Small Cap Value Insights	9,790,127	19,117,884	(26,316,094)	2,591,917	2,591,917	25,527
U.S. Equity Insights	—	20,209,514	(20,209,514)	—	—	16,971

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2023 were as follows:

Fund	Purchase	Sales and Maturities
Large Cap Growth Insights	$878,899,223	$1,033,343,038
Large Cap Value Insights	336,321,580	374,123,367
Small Cap Equity Insights	285,844,437	336,792,961
Small Cap Growth Insights	79,126,042	102,481,594
Small Cap Value Insights	643,131,501	791,902,476
U.S. Equity Insights	910,545,117	993,931,147

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2023 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2023		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$—	$187	$—
Large Cap Value Insights	15	1,250	—
Small Cap Equity Insights	217	30,090	158,342
Small Cap Growth Insights	193	26,137	58,697
Small Cap Value Insights	699	111,408	2,211,302
U.S. Equity Insights	41	569	—

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2023.

Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2023
Large Cap Growth Insights	$2,352,200	$1,483,072	$(3,835,272)	$—
Large Cap Value Insights	3,903,738	2,232,178	(5,451,916)	684,000
Small Cap Equity Insights	4,780,349	11,288,837	(14,640,869)	1,428,317
Small Cap Growth Insights	1,362,893	5,626,754	(6,553,075)	436,572
Small Cap Value Insights	17,292,192	31,918,763	(40,188,878)	9,022,077
U.S. Equity Insights	2,370,250	3,510,575	(5,880,825)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2022, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$(35,717,693)	$(28,957,299)	$—	$(20,208,924)
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$(403,774)	$—	$—

As of April 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$618,139,110	$325,815,037	$386,887,980	$100,481,705	$958,412,060	$784,306,234
Gross unrealized gain	298,907,597	26,846,047	37,466,584	13,149,987	76,900,456	171,054,642
Gross unrealized loss	(26,515,090)	(18,658,842)	(40,945,285)	(9,296,543)	(112,303,014)	(42,119,709)
Net unrealized gain (loss)	$272,392,507	$8,187,205	$(3,478,701)	$3,853,444	$(35,402,558)	$128,934,933

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	872,343	$19,281,967	1,715,066	$51,429,980
Reinvestment of distributions	1,176,826	25,306,363	2,688,364	88,635,361
Shares redeemed	(2,272,349)	(52,816,638)	(2,912,198)	(86,773,982)
	(223,180)	(8,228,308)	1,491,232	53,291,359
Class C Shares
Shares sold	87,314	1,445,694	201,147	4,612,639
Reinvestment of distributions	321,388	5,097,219	635,744	16,453,064
Shares redeemed	(391,921)	(6,441,957)	(631,041)	(14,327,544)
	16,781	100,956	205,850	6,738,159
Institutional Shares
Shares sold	833,825	19,884,946	3,036,653	100,896,763
Reinvestment of distributions	1,300,027	30,204,086	3,140,645	110,517,603
Shares redeemed	(4,141,376)	(99,939,206)	(12,737,817)	(552,611,668)
	(2,007,524)	(49,850,174)	(6,560,519)	(341,197,302)
Service Shares
Shares sold	140,411	3,080,649	156,069	4,471,341
Reinvestment of distributions	67,768	1,403,355	135,426	4,330,914
Shares redeemed	(99,423)	(2,076,375)	(227,120)	(6,519,901)
	108,756	2,407,629	64,375	2,282,354
Investor Shares
Shares sold	1,735,805	36,311,142	1,569,775	45,145,961
Reinvestment of distributions	966,205	20,289,199	2,620,037	84,626,583
Shares redeemed	(2,440,373)	(54,756,011)	(4,257,956)	(120,576,490)
	261,637	1,844,330	(68,144)	9,196,054
Class R6 Shares
Shares sold	1,500,457	36,055,082	4,034,480	121,018,945
Reinvestment of distributions	1,406,649	32,649,484	2,334,785	82,112,342
Shares redeemed	(1,203,346)	(28,618,698)	(3,794,198)	(120,122,703)
	1,703,760	40,085,868	2,575,067	83,008,584
Class R Shares
Shares sold	179,763	3,737,427	252,827	7,061,500
Reinvestment of distributions	186,173	3,758,829	305,562	9,579,381
Shares redeemed	(170,874)	(3,541,181)	(249,146)	(6,867,287)
	195,062	3,955,075	309,243	9,773,594
Class P Shares
Shares sold	405,525	9,196,991	1,173,128	34,134,523
Reinvestment of distributions	298,069	6,910,344	674,287	23,693,905
Shares redeemed	(787,282)	(19,575,515)	(1,395,581)	(41,298,673)
	(83,688)	(3,468,180)	451,834	16,529,755

NET DECREASE	(28,396)	$(13,152,804)	(1,531,062)	$(160,377,443)

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	116,718	$2,473,792	616,396	$14,114,141
Reinvestment of distributions	66,859	1,446,658	408,872	9,400,741
Shares redeemed	(339,277)	(7,241,792)	(734,081)	(16,740,388)
	(155,700)	(3,321,342)	291,187	6,774,494
Class C Shares
Shares sold	20,655	435,842	75,200	1,637,165
Reinvestment of distributions	9,760	209,713	69,212	1,576,172
Shares redeemed	(55,102)	(1,142,798)	(122,042)	(2,766,985)
	(24,687)	(497,243)	22,370	446,352
Institutional Shares
Shares sold	231,161	4,975,089	1,516,511	35,176,645
Reinvestment of distributions	114,825	2,475,731	694,501	15,924,837
Shares redeemed	(770,261)	(16,522,678)	(2,107,686)	(47,471,739)
	(424,275)	(9,071,858)	103,326	3,629,743
Service Shares
Shares sold	19,725	427,285	41,137	934,595
Reinvestment of distributions	4,321	94,169	46,869	1,085,174
Shares redeemed	(54,664)	(1,181,704)	(162,728)	(3,605,975)
	(30,618)	(660,250)	(74,722)	(1,586,206)
Investor Shares
Shares sold	343,380	7,335,706	1,050,235	23,832,878
Reinvestment of distributions	96,949	2,085,419	643,544	14,722,947
Shares redeemed	(903,089)	(19,474,804)	(1,587,403)	(35,430,094)
	(462,760)	(10,053,679)	106,376	3,125,731
Class R6 Shares
Shares sold	117,486	2,520,864	693,363	15,016,623
Reinvestment of distributions	109,793	2,367,371	569,749	13,054,720
Shares redeemed	(511,397)	(11,195,742)	(353,238)	(7,789,181)
	(284,118)	(6,307,507)	909,874	20,282,162
Class R Shares
Shares sold	10,561	222,871	42,527	979,829
Reinvestment of distributions	5,963	128,094	37,757	861,348
Shares redeemed	(38,981)	(820,971)	(59,250)	(1,358,839)
	(22,457)	(470,006)	21,034	482,338
Class P Shares
Shares sold	174,327	3,686,312	886,636	20,079,092
Reinvestment of distributions	64,760	1,395,226	339,598	7,778,306
Shares redeemed	(296,318)	(6,381,089)	(719,702)	(16,088,659)
	(57,231)	(1,299,551)	506,532	11,768,739

NET INCREASE/(DECREASE)	(1,461,846)	$(31,681,436)	1,885,977	$44,923,353

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	65,860	$1,428,073	182,338	$4,353,913
Reinvestment of distributions	7,119	148,002	407,005	10,240,249
Shares redeemed	(201,697)	(4,323,591)	(304,087)	(7,110,480)
	(128,718)	(2,747,516)	285,256	7,483,682
Class C Shares
Shares sold	16,337	275,063	35,002	661,357
Reinvestment of distributions	—	—	109,923	2,166,576
Shares redeemed	(50,391)	(840,423)	(96,298)	(1,755,830)
	(34,054)	(565,360)	48,627	1,072,103
Institutional Shares
Shares sold	296,610	6,870,813	1,413,130	35,973,516
Reinvestment of distributions	47,619	1,049,527	1,821,341	48,593,389
Shares redeemed	(1,302,054)	(30,007,410)	(3,106,042)	(81,062,511)
	(957,825)	(22,087,070)	128,429	3,504,394
Service Shares
Shares sold	3,525	72,993	34,639	729,443
Reinvestment of distributions	408	8,258	35,155	861,999
Shares redeemed	(17,583)	(375,180)	(64,926)	(1,595,231)
	(13,650)	(293,929)	4,868	(3,789)
Investor Shares
Shares sold	410,508	8,794,928	535,490	12,854,907
Reinvestment of distributions	12,874	265,847	570,066	14,257,356
Shares redeemed	(318,568)	(6,899,809)	(1,586,880)	(40,477,199)
	104,814	2,160,966	(481,324)	(13,364,936)
Class R6 Shares
Shares sold	119,362	2,759,169	885,919	22,899,892
Reinvestment of distributions	32,020	705,714	887,467	23,686,493
Shares redeemed	(402,588)	(9,391,619)	(896,707)	(22,481,759)
	(251,206)	(5,926,736)	876,679	24,104,626
Class R Shares
Shares sold	51,762	1,087,856	112,156	2,582,869
Reinvestment of distributions	1,453	29,095	161,112	3,905,346
Shares redeemed	(75,995)	(1,581,264)	(155,362)	(3,524,667)
	(22,780)	(464,313)	117,906	2,963,548
Class P Shares
Shares sold	1,216,300	27,444,453	5,027,798	115,316,603
Reinvestment of distributions	47,710	1,051,530	1,279,518	34,137,536
Shares redeemed	(2,442,702)	(55,862,442)	(4,134,989)	(97,541,556)
	(1,178,692)	(27,366,459)	2,172,327	51,912,583

NET INCREASE/(DECREASE)	(2,482,111)	$(57,290,417)	3,152,768	$77,672,211

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	87,744	$1,043,389	877,579	$27,274,662
Reinvestment of distributions	5,469	62,405	3,171,796	47,830,685
Shares redeemed	(288,649)	(3,448,294)	(2,563,878)	(39,266,880)
	(195,436)	(2,342,500)	1,485,497	35,838,467
Class C Shares
Shares sold	13,952	264,229	363,364	6,914,183
Reinvestment of distributions	—	—	4,490,243	12,303,265
Shares redeemed	(88,545)	(1,650,461)	(2,485,904)	(7,819,885)
Shares reduced by reverse share split	—	—	(2,357,001)	—
	(74,593)	(1,386,232)	10,702	11,397,563
Institutional Shares
Shares sold	185,751	3,618,587	1,051,433	24,658,161
Reinvestment of distributions	7,119	132,620	2,934,400	72,098,210
Shares redeemed	(463,904)	(8,996,025)	(4,596,505)	(112,414,031)
	(271,034)	(5,244,818)	(610,672)	(15,657,660)
Investor Shares
Shares sold	75,655	1,005,629	303,538	5,111,497
Reinvestment of distributions	5,485	69,606	2,144,431	35,940,663
Shares redeemed	(395,906)	(5,290,041)	(2,242,252)	(38,694,688)
	(314,766)	(4,214,806)	205,717	2,357,472
Class R6 Shares
Shares sold	30,660	605,926	219,762	5,783,179
Reinvestment of distributions	3,246	60,570	1,889,851	46,509,244
Shares redeemed	(539,685)	(10,805,453)	(2,911,750)	(67,070,069)
	(505,779)	(10,138,957)	(802,137)	(14,777,646)
Class R Shares
Shares sold	29,751	302,610	102,975	1,279,083
Reinvestment of distributions	—	—	334,627	4,303,299
Shares redeemed	(80,861)	(820,025)	(204,616)	(2,445,242)
	(51,110)	(517,415)	232,986	3,137,140
Class P Shares
Shares sold	31,020	591,761	340,438	6,683,825
Reinvestment of distributions	1,156	21,561	214,331	5,274,692
Shares redeemed	(48,395)	(933,546)	(473,383)	(9,725,297)
	(16,219)	(320,224)	81,386	2,233,220

NET INCREASE/(DECREASE)	(1,428,937)	$(24,164,952)	603,479	$24,528,556

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	125,633	$4,165,329	741,676	$26,976,820
Reinvestment of distributions	113,442	3,729,582	1,110,993	41,255,586
Shares redeemed	(270,815)	(8,950,786)	(1,242,764)	(45,205,678)
	(31,740)	(1,055,875)	609,905	23,026,728
Class C Shares
Shares sold	8,016	142,604	39,790	878,125
Reinvestment of distributions	13,649	240,049	145,934	2,976,487
Shares redeemed	(61,171)	(1,093,309)	(138,061)	(2,768,481)
	(39,506)	(710,656)	47,663	1,086,131
Institutional Shares
Shares sold	896,567	45,557,877	2,487,092	140,827,956
Reinvestment of distributions	162,034	8,111,064	1,395,749	78,161,504
Shares redeemed	(1,434,468)	(72,817,873)	(2,387,969)	(134,309,938)
	(375,867)	(19,148,932)	1,494,872	84,679,522
Investor Shares
Shares sold	799,636	26,428,836	5,980,989	244,700,941
Reinvestment of distributions	251,900	8,237,437	2,401,504	88,614,645
Shares redeemed	(5,287,930)	(178,832,816)	(5,312,560)	(238,137,593)
	(4,236,394)	(144,166,543)	3,069,933	95,177,993
Class R6 Shares
Shares sold	744,614	38,105,847	2,286,871	129,883,436
Reinvestment of distributions	138,526	6,929,670	1,158,040	64,837,855
Shares redeemed	(618,419)	(31,397,978)	(2,363,169)	(136,573,062)
	264,721	13,637,539	1,081,742	58,148,229
Class R Shares
Shares sold	73,274	2,384,739	162,506	5,848,899
Reinvestment of distributions	18,723	594,851	186,001	6,663,870
Shares redeemed	(66,941)	(2,145,877)	(221,628)	(7,624,666)
	25,056	833,713	126,879	4,888,103
Class P Shares
Shares sold	368,963	18,496,939	178,113	9,044,783
Reinvestment of distributions	24,491	1,225,555	170,528	9,546,149
Shares redeemed	(267,684)	(13,585,150)	(144,345)	(7,822,651)
	125,770	6,137,344	204,296	10,768,281

NET INCREASE/(DECREASE)	(4,267,960)	$(144,473,410)	6,635,290	$277,774,987

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	66,063	$3,221,619	193,178	$10,597,907
Reinvestment of distributions	40,749	1,920,916	1,370,090	78,101,475
Shares redeemed	(355,083)	(17,260,649)	(834,351)	(44,698,804)
	(248,271)	(12,118,114)	728,917	44,000,578
Class C Shares
Shares sold	14,678	610,367	54,504	2,634,953
Reinvestment of distributions	283	11,368	98,696	4,769,992
Shares redeemed	(50,878)	(2,092,223)	(104,153)	(4,722,157)
	(35,917)	(1,470,488)	49,047	2,682,788
Institutional Shares
Shares sold	403,537	20,558,795	806,576	45,492,765
Reinvestment of distributions	54,069	2,662,353	1,146,235	68,455,553
Shares redeemed	(616,642)	(31,317,886)	(1,267,861)	(71,973,665)
	(159,036)	(8,096,738)	684,950	41,974,653
Service Shares
Shares sold	2,835	136,871	12,101	665,028
Reinvestment of distributions	545	25,514	22,830	1,290,452
Shares redeemed	(3,972)	(191,872)	(22,622)	(1,213,889)
	(592)	(29,487)	12,309	741,591
Investor Shares
Shares sold	612,691	30,069,655	427,149	24,207,316
Reinvestment of distributions	23,672	1,093,421	521,209	29,215,058
Shares redeemed	(617,061)	(29,313,765)	(887,915)	(47,964,185)
	19,302	1,849,311	60,443	5,458,189
Class R6 Shares
Shares sold	144,864	7,278,606	216,342	13,390,962
Reinvestment of distributions	3,747	184,222	65,441	3,904,300
Shares redeemed	(53,297)	(2,723,042)	(114,396)	(6,301,879)
	95,314	4,739,786	167,387	10,993,383
Class R Shares
Shares sold	13,974	665,021	70,899	3,845,960
Reinvestment of distributions	—	—	86,368	4,786,764
Shares redeemed	(228,313)	(10,784,142)	(95,496)	(5,016,186)
	(214,339)	(10,119,121)	61,771	3,616,538
Class P Shares
Shares sold	483,684	24,183,512	3,889,263	199,733,591
Reinvestment of distributions	51,561	2,535,758	1,094,747	65,314,484
Shares redeemed	(1,582,912)	(80,509,198)	(3,611,997)	(196,398,090)
	(1,047,667)	(53,789,928)	1,372,013	68,649,985

NET INCREASE/(DECREASE)	(1,591,206)	$(79,034,779)	3,136,837	$178,117,705

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Month Period Ended April 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 through April 30, 2023, which represents a period of 181 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*

Class A
Actual	$1,000.00	$1,078.69		$4.81	$1,000.00	$1,017.42		$4.67	$1,000.00	$987.84		$5.98
Hypothetical 5% return	1,000.00	1,020.16	+	4.68	1,000.00	1,020.16	+	4.68	1,000.00	1,018.77	+	6.08
Class C
Actual	1,000.00	1,074.80		8.66	1,000.00	1,013.64		8.41	1,000.00	984.01		9.66
Hypothetical 5% return	1,000.00	1,016.44	+	8.42	1,000.00	1,016.44	+	8.42	1,000.00	1,015.06	+	9.81
Institutional
Actual	1,000.00	1,080.73		2.91	1,000.00	1,019.35		2.82	1,000.00	989.08		4.16
Hypothetical 5% return	1,000.00	1,022.00	+	2.83	1,000.00	1,022.00	+	2.83	1,000.00	1,020.61	+	4.23
Service
Actual	1,000.00	1,077.64		5.48	1,000.00	1,016.59		5.32	1,000.00	986.60		6.62
Hypothetical 5% return	1,000.00	1,019.52	+	5.33	1,000.00	1,019.52	+	5.33	1,000.00	1,018.13	+	6.72
Investor
Actual	1,000.00	1,080.25		3.53	1,000.00	1,018.30		3.42	1,000.00	988.80		4.75
Hypothetical 5% return	1,000.00	1,021.40	+	3.43	1,000.00	1,021.40	+	3.43	1,000.00	1,020.01	+	4.83
Class R6
Actual	1,000.00	1,080.58		2.86	1,000.00	1,019.40		2.77	1,000.00	989.30		4.11
Hypothetical 5% return	1,000.00	1,022.05	+	2.78	1,000.00	1,022.05	+	2.78	1,000.00	1,020.66	+	4.18
Class R
Actual	1,000.00	1,077.29		6.10	1,000.00	1,015.83		5.92	1,000.00	986.20		7.21
Hypothetical 5% return	1,000.00	1,018.92	+	5.93	1,000.00	1,018.92	+	5.93	1,000.00	1,017.54	+	7.32
Class P
Actual	1,000.00	1,080.99		2.86	1,000.00	1,018.93		2.77	1,000.00	989.30		4.11
Hypothetical 5% return	1,000.00	1,022.05	+	2.78	1,000.00	1,022.05	+	2.78	1,000.00	1,020.66	+	4.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

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Fund Expenses — Six Month Period Ended April 30, 2023 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*

Class A
Actual	$1,000.00	$1,002.93		$6.03	$1,000.00	$955.70		$5.89	$1,000.00	$1,042.01		$4.73
Hypothetical 5% return	1,000.00	1,018.77	+	6.08	1,000.00	1,018.78	+	6.08	1,000.00	1,020.16	+	4.68
Class C
Actual	1,000.00	999.48		9.74	1,000.00	952.11		9.50	1,000.00	1,037.98		8.51
Hypothetical 5% return	1,000.00	1,015.06	+	9.81	1,000.00	1,015.06	+	9.81	1,000.00	1,016.44	+	8.42
Institutional
Actual	1,000.00	1,004.94		4.20	1,000.00	957.38		4.10	1,000.00	1,044.00		2.86
Hypothetical 5% return	1,000.00	1,020.61	+	4.23	1,000.00	1,020.61	+	4.23	1,000.00	1,022.00	+	2.83
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,041.26		5.38
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.52	+	5.33
Investor
Actual	1,000.00	1,004.58		4.79	1,000.00	957.18		4.68	1,000.00	1,043.27		3.46
Hypothetical 5% return	1,000.00	1,020.01	+	4.83	1,000.00	1,020.02	+	4.83	1,000.00	1,021.40	+	3.43
Class R6
Actual	1,000.00	1,004.80		4.15	1,000.00	957.50		4.05	1,000.00	1,043.97		2.81
Hypothetical 5% return	1,000.00	1,020.66	+	4.18	1,000.00	1,020.66	+	4.18	1,000.00	1,022.05	+	2.78
Class R
Actual	1,000.00	1,000.98		7.26	1,000.00	954.34		7.09	1,000.00	1,040.79		5.99
Hypothetical 5% return	1,000.00	1,017.53	+	7.32	1,000.00	1,017.54	+	7.32	1,000.00	1,018.92	+	5.93
Class P
Actual	1,000.00	1,005.23		4.15	1,000.00	957.53		4.05	1,000.00	1,043.91		2.81
Hypothetical 5% return	1,000.00	1,020.66	+	4.18	1,000.00	1,020.66	+	4.18	1,000.00	1,022.05	+	2.78

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights Fund	0.93%	1.68%	0.56%	1.06%	0.68%	0.55%	1.18%	0.55%
Large Cap Value Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55
Small Cap Equity Insights Fund	1.21	1.96	0.84	1.34	0.96	0.83	1.46	0.83
Small Cap Growth Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
Small Cap Value Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
U.S. Equity Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

125

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 322064-OTU-1819266 DOMINSSAR-23

Goldman Sachs Funds

Semi-Annual Report	April 30, 2023

Fundamental Equity International Funds
China Equity
Emerging Markets Equity
Emerging Markets Equity ex. China
ESG Emerging Markets Equity
International Equity ESG
International Equity Income

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	EMERGING MARKETS EQUITY EX. CHINA

∎	ESG EMERGING MARKETS EQUITY

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fundamental International Equity Funds

The following are highlights both of key factors affecting the international and emerging markets equity markets and of any key changes made to the Goldman Sachs Fundamental International Equity Funds (the “Funds”) during the six months ended April 30, 2023 (the “Reporting Period”). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2023.

Market and Economic Review

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) returned 24.19%, during the Reporting Period, outperforming the U.S. equity market, as represented by the 8.63% return of the S&P 500 Index.

•

As the Reporting Period began, international equities performed strongly in November 2022, with investors focused on improving inflationary indicators across the globe. In particular, better than consensus expected inflation data in the U.S. and increased confidence around the U.S. Federal Reserve (“Fed”) pulling off a soft landing allowed both U.S. and international equities to rally. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

•

After a strong November, international equities were more muted but still positive in December 2022. Inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the U.S. Fed and the European Central Bank (“ECB”) to maintain their hawkish strategy. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

International equities rose more solidly in January 2023, as markets performed well on the back of softening global inflationary pressures in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

•

The MSCI EAFE Index then fell in February 2023. Market sentiment was governed by dampening expectations around potential peaking of interest rate hikes and continued geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion.

•

International equities gained in March 2023, with market sentiment boosted, as it had been at the start of the new calendar year, by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession — all despite banking tensions that arose during the month in the U.S. and internationally.

•	International equities continued to rise in April 2023, recovering slightly from the banking turmoil that plagued March.

•	Headline inflation in Europe fell sharply as energy prices continued to fall globally.

•	China continued to experience reopening-driven economic growth, even as geopolitical concerns around U.S./China tensions weakened investor sentiment toward the country.

•

The Japanese equity market rose for the fourth consecutive month, driven largely by new Bank of Japan governor Kazuo Ueda declaring a commitment to an ultra-loose monetary easing policy and famed U.S. investor Warren Buffet declaring he planned to add to his Japanese equity investments.

•

All 11 sectors in the MSCI EAFE Index posted double-digit positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were consumer discretionary, utilities and industrials. The weakest performing sectors were energy, real estate and communication services.

•

The best performing countries within the MSCI EAFE Index were Denmark, Ireland, Italy, Germany and Spain. The weakest performing countries during the Reporting Period were Israel and Norway, the only two constituents of the MSCI EAFE Index to post negative absolute returns during the Reporting Period. Finland, Australia and Japan each generated a double-digit positive absolute return but were also among the weakest performing countries in the MSCI EAFE Index during the Reporting Period.

1

MARKET REVIEW

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned 16.36% during the Reporting Period, underperforming developed international equity markets overall but significantly outperforming the U.S. equity market. However, such robust returns mask what was a roller-coaster for emerging markets equities during the six-month Reporting Period.

•

As the Reporting Period began in November 2022, the MSCI Emerging Markets Index rose sharply. Softer U.S. inflation and expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also strengthened returns for several countries in the MSCI Emerging Markets Index.

•

In December 2022, emerging markets equity markets fell modestly, as inflation remained top of mind for investors. Central banks throughout the emerging markets universe continued to announce plans to slowly raise interest rates during the following months to get ahead of rising consumer prices.

•

The MSCI Emerging Markets Index rose solidly in January 2023, as softer U.S. inflation and positive news around China’s full reopening post COVID-19 boosted investor sentiment. As had been the case two months prior, the slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also contributed to strengthened returns for several countries.

•

Continuing the pattern of ups and downs, the MSCI Emerging Markets Index fell in February 2023, reversing much of the positive return recorded in the prior month’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Federal Reserve’s (“Fed”) interest rate policy and dampened hopes for a quick end to the interest rate hiking cycle. Following this, the U.S. dollar strengthened, which proved an additional headwind for emerging markets equities.

•

In March 2023, emerging markets equities overall rose, despite persistent volatility driven largely by a broad-based drawdown in market sentiment. Risk aversion heightened as the U.S. banking sector faced its worst crisis since 2008 and its fallout extended to other U.S. regional banks and in Europe.

•

The MSCI Emerging Markets Index fell in April 2023 amid a rise in geopolitical tensions and investor uncertainty around various central banks’ terminal rates. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) China’s equity market was particularly weak, experiencing a significant sell-off as investors noted an uneven economic recovery following its reopening.

•

The best performing sectors within the MSCI Emerging Markets Index during the Reporting Period overall were communication services, real estate, consumer discretionary and information technology. The weakest performing sector was utilities, the only sector to post a negative absolute total return for the Reporting Period. Energy, financials and health care posted positive absolute total returns but were also among the weakest sectors in the MSCI Emerging Markets Index during the Reporting Period.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Czech Republic, Poland, Greece, China and Hungary. The weakest performing countries were Qatar, Brazil, Saudi Arabia, United Arab Emirates and India — the first four of which are oil exporting countries, hurt by falling crude oil prices during the Reporting Period.

•

Of the largest emerging markets equity markets, the equity markets of China, Taiwan, India, Brazil and Saudi Arabia posted total returns for the Reporting Period of 35.36%, 26.96%, -3.00%, -5.66% and -4.80%, respectively.

Fund Changes and Highlights

Goldman Sachs China Equity Fund

•	Effective April 11, 2023, Shao Ping Guan no longer served as a portfolio manager for the Fund.

•

Effective the same date, Nathan Lin began serving as a portfolio manager for the Fund. Mr. Lin is a co-head of the China Equity team and portfolio manager for the Goldman Sachs Asset Management China Equity Strategies. Mr. Lin joined Goldman Sachs Asset Management in 2008.

•	Basak Yavuz, Managing Director; Hiren Dasani, CFA, Managing Director; and Christine Pu, CFA, Vice President, continue to serve as portfolio managers for the Fund, as each has done since 2019.

2

MARKET REVIEW

Goldman Sachs Emerging Markets Equity ex. China Fund

•	The Fund launched on December 6, 2022.

•

The Fund, which seeks long-term capital appreciation, invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at the time of purchase) in a portfolio of equity investments in emerging country issuers, excluding China. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures.

•	The Fund’s benchmark index is the MSCI Emerging Markets ex-China Index (Net, USD, Unhedged).

•	The Fund’s portfolio managers are Basak Yavuz, Managing Director, and Hiren Dasani, CFA, Managing Director.

3

FUND BASICS

China Equity Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® China All Shares Index[2]
Class A	25.17%	27.35%
Class C	24.60	27.35
Institutional	25.32	27.35
Investor	25.28	27.35
Class R6	25.36	27.35
Class P	25.34	27.35

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI China All Shares Index (Net, USD, Unhedged) captures large- and mid-cap representation across China A Shares, B Shares, H Shares, Red Chips, P-Chips and foreign listings. The MSCI China All Shares Index (Net, USD, Unhedged) aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI China All Shares Index (Net, USD, Unhedged) does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4,5]

Holding	% of Net Assets	Line of Business
Tencent Holdings Ltd.	9.5%	Media & Entertainment
Alibaba Group Holding Ltd.	5.1	Consumer Discretionary Distribution & Retail
Ping An Insurance Group Co. of China Ltd., Class H	4.7	Insurance
Kweichow Moutai Co. Ltd., Class A	4.7	Food, Beverage & Tobacco
Meituan, Class B	4.0	Consumer Services
Contemporary Amperex Technology Co. Ltd., Class A	3.1	Capital Goods
China Merchants Bank Co. Ltd., Class H	3.0	Banks
BYD Co. Ltd., Class A	2.5	Automobiles & Components
AIA Group Ltd.	2.2	Insurance
NetEase, Inc.	2.0	Media & Entertainment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2023

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Emerging Markets Equity Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	16.25%	16.36%
Class C	15.81	16.36
Institutional	16.42	16.36
Service	16.14	16.36
Investor	16.42	16.36
Class R6	16.43	16.36
Class P	16.46	16.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2023 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	8.4%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	5.8	Media & Entertainment	China
Samsung Electronics Co. Ltd.	5.3	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd.	3.0	Consumer Discretionary Distribution & Retail	China
iShares ESG Aware MSCI EM ETF	3.0	Exchange-Traded Fund	United States
Kweichow Moutai Co. Ltd., Class A	2.3	Food, Beverage & Tobacco	China
Bank Central Asia Tbk PT	1.8	Banks	Indonesia
Meituan, Class B	1.8	Consumer Services	China
Ping An Insurance Group Co. of China Ltd., Class H	1.7	Insurance	China
ICICI Bank Ltd.	1.6	Banks	India

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2023

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at April 30, 2023.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Emerging Markets Equity Fund ex. China Fund

as of April 30, 2023

PERFORMANCE REVIEW

December 6th, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI EM ex China Index
Class A	2.87%	2.14%
Class C	2.87	2.14
Institutional	2.76	2.14
Investor	2.64	2.14
Class R6	2.88	2.14
Class P	2.78	2.14
Class R	2.87	2.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets ex China Index (Net, USD, Unhedged) captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 662 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. As of April 30, 2023 the MSCI® Emerging Markets ex China Index consists of the following 23 emerging market country indexes: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	11.3%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	9.2	Technology Hardware & Equipment	South Korea
Bank Central Asia Tbk PT	3.5	Banks	Indonesia
HDFC Bank Ltd.	2.3	Banks	India
ICICI Bank Ltd.	2.1	Banks	India
MercadoLibre, Inc.	1.9	Consumer Discretionary Distribution & Retail	Brazil
Dino Polska SA	1.9	Consumer Staples Distribution & Retail	Poland
Arca Continental SAB de CV	1.9	Food, Beverage & Tobacco	Mexico
Wal-Mart de Mexico SAB de CV	1.8	Consumer Staples Distribution & Retail	Mexico
Airports of Thailand PCL	1.7	Transportation	Thailand

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2023

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

ESG Emerging Markets Equity Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]

Class A	15.32%	16.36%
Class C	14.88	16.36
Institutional	15.47	16.36
Investor	15.39	16.36
Class R6	15.46	16.36
Class R	15.17	16.36
Class P	15.60	16.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2023 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	9.2%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	6.9	Media & Entertainment	China
Samsung Electronics Co. Ltd.	5.8	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd.	3.1	Consumer Discretionary Distribution & Retail	China
Ping An Insurance Group Co. of China Ltd., Class H	2.4	Insurance	China
ICICI Bank Ltd.	2.3	Banks	India
Bank Central Asia Tbk PT	2.3	Banks	Indonesia
Tata Consumer Products Ltd.	2.2	Food, Beverage & Tobacco	India
HDFC Bank Ltd.	2.1	Banks	India
MercadoLibre, Inc.	2.0	Consumer Discretionary Distribution & Retail	Brazil

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2023

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

International Equity ESG Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	24.61%	24.19%
Class C	24.16	24.19
Institutional	24.86	24.19
Service	24.54	24.19
Investor	24.78	24.19
Class R6	24.89	24.19
Class P	24.81	24.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4]

Holding	% of Net Assets	Line of Business	Country

Rentokil Initial PLC	4.6%	Commercial & Professional Services	United Kingdom

Nestle SA	4.4	Food, Beverage & Tobacco	United States

AstraZeneca PLC	4.2	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

DSM-Firmenich AG	4.0	Materials	Switzerland

Iberdrola SA	3.9	Utilities	Spain

Novo Nordisk A/S, Class B	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

Cellnex Telecom SA	3.7	Telecommunication Services	Spain

DS Smith PLC	3.7	Materials	United Kingdom

Reckitt Benckiser Group PLC	3.3	Household & Personal Products	United Kingdom
Schneider Electric SE	3.3	Capital Goods	United States

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2023

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 3.7% of the Fund’s net assets at April 30, 2023.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

FUND BASICS

International Equity Income Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]

Class A	25.58%	24.19%
Class C	25.12	24.19
Institutional	25.84	24.19
Investor	25.73	24.19
Class R6	25.80	24.19
Class R	25.45	24.19
Class P	25.82	24.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[3,4]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	4.1%	Food, Beverage & Tobacco	United States
Koninklijke Ahold Delhaize NV	4.1	Consumer Staples Distribution & Retail	Netherlands
Shell PLC	3.9	Energy	Netherlands
Vinci SA	3.5	Capital Goods	France
Iberdrola SA	3.5	Utilities	Spain
BP PLC	3.5	Energy	United Kingdom
DS Smith PLC	3.4	Materials	United Kingdom
Sanofi	3.4	Pharmaceuticals, Biotechnology & Life Sciences	United States
Coca-Cola Europacific Partners PLC	3.4	Food, Beverage & Tobacco	United Kingdom
BNP Paribas SA	3.3	Banks	France

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The line of business for each holding is reported at the industry or sub-industry level.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2023

[5]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
China – 93.0%
112,800	Aier Eye Hospital Group Co. Ltd., Class A (Health Care Equipment & Services)	$480,292
5	Alibaba Group Holding Ltd. ADR (Consumer Discretionary Distribution & Retail)*	424
300,476	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	3,177,121
4,542	Anji Microelectronics Technology Shanghai Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	177,439
61,200	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	760,485
266,641	Bank of Ningbo Co. Ltd., Class A (Banks)	1,056,014
23,200	Bethel Automotive Safety Systems Co. Ltd., Class A (Automobiles & Components)	215,161
243,200	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	702,656
41,300	BYD Co. Ltd., Class A (Automobiles & Components)	1,530,640
17,000	BYD Co. Ltd., Class H (Automobiles & Components)	515,546
548,000	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	575,107
238,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	960,704
91,000	China Merchants Bank Co. Ltd., Class A (Banks)	442,964
379,000	China Merchants Bank Co. Ltd., Class H (Banks)	1,829,481
1,750,000	China Petroleum & Chemical Corp., Class H (Energy)	1,146,978
46,500	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	396,235
29,400	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary Distribution & Retail)*(a)	628,906
50,400	China Yangtze Power Co. Ltd., Class A (Utilities)	159,365
361,000	CITIC Securities Co. Ltd., Class H (Financial Services)	760,122
58,136	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	1,945,690
340,291	East Money Information Co. Ltd., Class A (Financial Services)	793,139
5,818	H World Group Ltd. ADR (Consumer Services)*	272,864
199,500	H World Group Ltd. (Consumer Services)*	933,207
208,000	Haidilao International Holding Ltd. (Consumer Services)*(a)	508,540

Common Stocks – (continued)
China – (continued)
137,674	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	518,669
84,394	Hongfa Technology Co. Ltd., Class A (Capital Goods)	381,736
46,100	Hundsun Technologies, Inc., Class A (Software & Services)	329,729
18,006	KE Holdings, Inc. ADR (Real Estate Management & Development)*	282,514
192,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	295,232
11,419	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	2,907,300
62,500	Li Auto, Inc., Class A (Automobiles & Components)*	740,241
112,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	804,557
94,799	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	478,945
167,774	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	634,623
141,700	Mango Excellent Media Co. Ltd., Class A (Media & Entertainment)	735,255
146,290	Meituan, Class B (Consumer Services)*(a)	2,500,163
107,700	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	884,117
122,000	Minth Group Ltd. (Automobiles & Components)	353,262
53,245	Montage Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	469,422
164,080	NARI Technology Co. Ltd., Class A (Capital Goods)	620,322
69,485	NetEase, Inc. (Media & Entertainment)	1,237,000
39,898	Ningbo Orient Wires & Cables Co. Ltd., Class A (Capital Goods)	270,586
46,300	Ningbo Tuopu Group Co. Ltd., Class A (Automobiles & Components)	339,656
43,997	Oppein Home Group, Inc., Class A (Consumer Durables & Apparel)	732,948
187,999	Ping An Bank Co. Ltd., Class A (Banks)	341,414
401,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	2,929,152
1,787,000	Postal Savings Bank of China Co. Ltd., Class H (Banks)(a)	1,165,111
25,159	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	250,964
16,700	SG Micro Corp., Class A (Semiconductors & Semiconductor Equipment)	299,878

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
50,900	Shanghai M&G Stationery, Inc., Class A (Commercial & Professional Services)	$341,125
103,678	Shenzhen Inovance Technology Co. Ltd., Class A (Capital Goods)	926,624
40,280	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	176,604
26,698	Shenzhen Kedali Industry Co. Ltd., Class A (Automobiles & Components)	529,946
20,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	929,304
24,100	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	231,485
63,212	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	1,032,648
86,900	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	918,299
133,300	Tencent Holdings Ltd. (Media & Entertainment)	5,920,668
10,300	Trip.com Group Ltd. (Consumer Services)*	366,216
86,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	920,684
44,300	Venustech Group, Inc., Class A (Software & Services)	198,905
50,598	Wanhua Chemical Group Co. Ltd., Class A (Materials)*	674,653
9,400	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	124,311
5,200	Wuliangye Yibin Co. Ltd., Class A (Food, Beverage & Tobacco)	127,066
78,728	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	692,407
51,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	304,105
82,978	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	325,743
86,992	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples Distribution & Retail)	626,817
384,270	Yunnan Aluminium Co. Ltd., Class A (Materials)	791,652
176,119	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	594,634
153,899	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Capital Goods)	491,814

		57,717,586

Common Stocks – (continued)
Hong Kong – 5.7%
126,600	AIA Group Ltd. (Insurance)	1,378,304
12,701	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	527,306
1,416,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	786,300
316,000	Sino Land Co. Ltd. (Real Estate Management & Development)	425,833
35,000	Techtronic Industries Co. Ltd. (Capital Goods)	378,647

		3,496,390

Taiwan – 0.6%
17,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	369,645

TOTAL INVESTMENTS – 99.3%
(Cost $60,336,094)		$61,583,621

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		464,481

NET ASSETS – 100.0%		$62,048,102

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt

Sector Name	% of Market Value
Consumer Discretionary	26.9%
Financials	18.2
Communication Services	12.8
Industrials	11.3
Consumer Staples	10.1
Information Technology	7.0
Health Care	6.5
Energy	2.4
Materials	2.4
Utilities	1.2
Real Estate	1.2

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 95.4%
Brazil – 3.8%
11,954,979	Caixa Seguridade Participacoes SA (Insurance)	$22,674,145
2,291,700	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)	17,114,926
32,063	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	40,960,162
6,520,600	Odontoprev SA (Health Care Equipment & Services)	13,073,098
4,955,400	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)	12,210,166
2,921,151	TIM SA (Telecommunication Services)	8,199,229

		114,231,726

China – 30.3%
8,650,324	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	91,465,297
1,083,800	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	13,467,545
6,390,100	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	18,462,345
1,097,000	BYD Co. Ltd., Class H (Automobiles & Components)	33,267,898
6,664,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	26,899,724
9,507,500	China Merchants Bank Co. Ltd., Class H (Banks)	45,893,901
887,176	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	29,691,919
1,916,000	ENN Energy Holdings Ltd. (Utilities)	26,271,440
4,204,000	Haidilao International Holding Ltd. (Consumer Services)*(a)	10,278,372
2,253,384	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	8,489,340
681,793	KE Holdings, Inc. ADR (Real Estate Management & Development)*	10,697,332
277,351	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	70,614,121
3,304,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	23,632,522
2,807,844	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	14,185,839
3,148,340	Meituan, Class B (Consumer Services)*(a)	53,806,570
2,784,000	Minth Group Ltd. (Automobiles & Components)	8,061,314

Common Stocks – (continued)
China – (continued)
1,815,300	NetEase, Inc. (Media & Entertainment)	32,316,699
6,901,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	50,350,036
775,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	5,657,676
1,146,984	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	11,441,303
1,913,100	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	8,820,385
403,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	18,207,132
2,095,300	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	20,125,704
921,988	Silergy Corp. (Semiconductors & Semiconductor Equipment)	14,552,962
1,308,441	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	21,375,046
1,279,900	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	13,525,100
707,227	Sunresin New Materials Co. Ltd. (Materials)	9,194,064
3,915,400	Tencent Holdings Ltd. (Media & Entertainment)	173,906,860
1,530,400	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	13,459,763
12,362,592	Yunnan Aluminium Co. Ltd., Class A (Materials)	25,468,740
3,705,092	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	12,509,566

		916,096,515

Egypt – 0.5%
8,741,087	Commercial International Bank Egypt SAE (Banks)	15,157,718

Greece – 2.2%
1,336,217	Hellenic Exchanges — Athens Stock Exchange SA (Financial Services)	5,910,289
1,098,414	JUMBO SA (Consumer Discretionary Distribution & Retail)	25,306,892
4,799,903	National Bank of Greece SA (Banks)*	25,118,665
1,376,251	Sarantis SA (Household & Personal Products)	10,888,410

		67,224,256

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 2.7%
1,820,000	AIA Group Ltd. (Insurance)	$19,814,478
544,313	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	22,598,188
38,506,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	21,374,994
1,565,000	Techtronic Industries Co. Ltd. (Capital Goods)	16,930,936

		80,718,596

India – 13.9%
356,903	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	8,172,246
292,512	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	16,192,043
1,869,397	Axis Bank Ltd. (Banks)	19,733,188
529,897	Cartrade Tech Ltd. (Consumer Discretionary Distribution & Retail)*	2,751,245
232,385	Coforge Ltd. (Software & Services)	11,954,185
630,565	Computer Age Management Services Ltd. (Commercial & Professional Services)	15,939,438
3,399,584	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	10,616,513
1,068,493	Godrej Properties Ltd. (Real Estate Management & Development)*	17,257,364
1,800,912	HDFC Bank Ltd. (Banks)	37,234,238
4,397,283	ICICI Bank Ltd. (Banks)	49,606,133
244,990	Info Edge India Ltd. (Media & Entertainment)	11,367,292
2,223,468	Infosys Ltd. (Software & Services)	34,306,265
385,502	Navin Fluorine International Ltd. (Materials)	22,906,543
1,037,672	Reliance Industries Ltd. (Energy)	30,815,912
975,240	Route Mobile Ltd. (Software & Services)	15,215,157
1,203,919	SBI Life Insurance Co. Ltd. (Insurance)(a)	16,820,487
2,441,061	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	14,374,547
2,327,702	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	28,156,226
2,977,030	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	27,853,581
359,310	TeamLease Services Ltd. (Commercial & Professional Services)*	9,361,517
24,920,963	Zomato Ltd. (Consumer Services)*	19,928,106

		420,562,226

Indonesia – 3.9%
66,281,200	Bank BTPN Syariah Tbk PT (Banks)	9,677,074
89,020,600	Bank Central Asia Tbk PT (Banks)	55,090,534

Common Stocks – (continued)
Indonesia – (continued)
186,146,700	BFI Finance Indonesia Tbk PT (Financial Services)	17,489,093
32,300,000	Cisarua Mountain Dairy Tbk PT (Food, Beverage & Tobacco)	10,458,419
33,752,500	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)*	10,583,606
300,456,400	Pakuwon Jati Tbk PT (Real Estate Management & Development)	9,966,730
10,272,471	Semen Indonesia Persero Tbk PT (Materials)*	4,178,071

		117,443,527

Mexico – 4.0%
59,831	Alsea SAB de CV (Consumer Services)*	160,330
3,000,074	Arca Continental SAB de CV (Food, Beverage & Tobacco)	28,549,885
5,913,300	Banco del Bajio SA (Banks)(a)	19,453,917
8,732,750	Gentera SAB de CV (Financial Services)	9,607,264
9,050,008	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts)	31,263,161
7,553,700	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	30,455,113

		119,489,670

Philippines – 1.3%
5,761,770	BDO Unibank, Inc. (Banks)	15,018,321
3,668,128	Del Monte Pacific Ltd. (Food, Beverage & Tobacco)	647,661
3,179,300	Jollibee Foods Corp. (Consumer Services)	12,929,148
70,836,400	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	11,976,689

		40,571,819

Poland – 1.2%
363,391	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	37,059,798

Russia – 0.0%
10,483,256	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(a)(b)	—
2,495,750	Renaissance Insurance Group JSC (Insurance)*(b)	—
4,327,745	Sberbank of Russia PJSC (Banks)*(b)	—
15,182	TCS Group Holding PLC GDR (Banks)*(b)	—
740,821	United Medical Group CY PLC GDR (Health Care Equipment & Services)*(b)	—

		—

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – 2.2%
1,457,418	Alinma Bank (Banks)	$12,407,386
3,100,451	Saudi Arabian Oil Co. (Energy)(a)	29,885,437
998,770	Saudi National Bank (The) (Banks)	13,108,514
228,441	Saudi Tadawul Group Holding Co. (Financial Services)	10,252,908

		65,654,245

Singapore – 0.4%
7,586,393	Nanofilm Technologies International Ltd. (Materials)	8,591,861
573,023	TDCX, Inc. ADR (Commercial & Professional Services)*	4,028,352

		12,620,213

Slovenia – 0.6%
1,186,774	Nova Ljubljanska Banka dd GDR (Banks)	17,980,969

South Africa – 1.9%
1,409,615	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	20,601,146
1,552,394	JSE Ltd. (Financial Services)	8,162,321
1,524,222	Mr Price Group Ltd. (Consumer Discretionary Distribution & Retail)	12,533,742
23,375,591	Old Mutual Ltd. (Insurance)	14,869,268

		56,166,477

South Korea – 10.5%
191,538	JYP Entertainment Corp. (Media & Entertainment)	12,957,147
396,397	Kia Corp. (Automobiles & Components)	25,105,140
62,520	LG Chem Ltd. (Materials)	34,728,829
381,881	LG Electronics, Inc. (Consumer Durables & Apparel)	31,359,271
89,034	NAVER Corp. (Media & Entertainment)	12,898,836
51,194	NCSoft Corp. (Media & Entertainment)	14,486,484
479,269	NHN KCP Corp. (Financial Services)	4,039,988
185,816	Orion Corp. (Food, Beverage & Tobacco)	20,145,377
3,247,398	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	159,785,280

		315,506,352

Taiwan – 12.5%
3,441,754	Chailease Holding Co. Ltd. (Financial Services)	25,066,738
1,702,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	37,008,026
330,720	momo.com, Inc. (Consumer Discretionary Distribution & Retail)	8,961,192

Common Stocks – (continued)
Taiwan – (continued)
1,311,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	14,434,302
15,528,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	254,294,676
1,923,946	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	10,672,415
16,267,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	26,163,147

		376,600,496

Thailand – 1.6%
14,984,900	Airports of Thailand PCL (Transportation)*	32,192,415
1,744,079	Ngern Tid Lor PCL (Financial Services)	1,086,666
3,764,900	PTT Exploration & Production PCL (Energy)	16,381,272

		49,660,353

United Arab Emirates – 0.9%
11,490,348	Abu Dhabi Commercial Bank PJSC (Banks)	27,607,283

United States – 1.0%
9,794,700	Samsonite International SA (Consumer Durables & Apparel)*(a)	31,037,883

TOTAL COMMON STOCKS
(Cost $2,799,674,933)		$2,881,390,122

Shares	Description	Rate	Value

Preferred Stock – 0.7%
Brazil – 0.7%
3,854,300	Itau Unibanco Holding SA (Banks)
(Cost $21,062,114)		5.09%	$20,029,563

Shares	Description	Value

Exchange-Traded Fund – 3.0%
United States – 3.0%
2,893,894	iShares ESG Aware MSCI EM ETF(c)
(Cost $92,511,744)		$90,029,042

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Dividend Rate	Value

Investment Company – 0.2%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,148,234	4.766%	$7,148,234
(Cost $7,148,234)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,920,397,025)		$2,998,596,961

Securities Lending Reinvestment Vehicle – 0.0%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
47,625	4.766%	$47,625
(Cost $47,625)

TOTAL INVESTMENTS – 99.3%
(Cost $2,920,444,650)		$2,998,644,586

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		20,830,332

NET ASSETS – 100.0%		$3,019,474,918

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	20.6%
Information Technology	19.7
Consumer Discretionary	17.7
Consumer Staples	10.9
Communication Services	8.9
Industrials	4.8
Health Care	4.6
Materials	3.8
Exchange-Traded Fund	3.0
Energy	2.6
Real Estate	2.3
Utilities	0.9
Investment Company	0.2
Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 95.1%
Brazil – 5.7%
37,800	Caixa Seguridade Participacoes SA (Insurance)	$71,692
7,300	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)	54,518
98	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	125,194
22,000	Odontoprev SA (Health Care Equipment & Services)	44,108
3,100	Sao Martinho SA (Food, Beverage & Tobacco)	19,516
14,600	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)	35,974
8,912	TIM SA (Telecommunication Services)	25,015

		376,017

Egypt – 0.6%
22,904	Commercial International Bank Egypt SAE (Banks)	39,717

Greece – 2.6%
4,870	Hellenic Exchanges – Athens Stock Exchange SA (Financial Services)	21,541
2,478	JUMBO SA (Consumer Discretionary Distribution & Retail)	57,092
16,992	National Bank of Greece SA (Banks)*	88,922

		167,555

India – 21.1%
1,001	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	22,921
991	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	54,857
5,800	Axis Bank Ltd. (Banks)	61,224
7,023	Bharti Airtel Ltd. (Telecommunication Services)	68,751
599	Coforge Ltd. (Software & Services)	30,813
1,778	Computer Age Management Services Ltd. (Commercial & Professional Services)	44,944
8,359	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	26,104
4,990	Godrej Consumer Products Ltd. (Household & Personal Products)*	55,447
2,150	Godrej Properties Ltd. (Real Estate Management & Development)*	34,725
4,060	Gokaldas Exports Ltd. (Consumer Durables & Apparel)*	18,149
7,319	HDFC Bank Ltd. (Banks)	151,322
11,045	Hindalco Industries Ltd. (Materials)	59,261
2,297	Home First Finance Co. India Ltd. (Financial Services)*(a)	20,071
12,101	ICICI Bank Ltd. (Banks)	136,512
546	Info Edge India Ltd. (Media & Entertainment)	25,334
6,425	Infosys Ltd. (Software & Services)	99,132
4,249	Kfin Technologies Ltd. (Financial Services)*	16,341

Common Stocks – (continued)
India – (continued)
890	Navin Fluorine International Ltd. (Materials)	52,884
3,411	Reliance Industries Ltd. (Energy)	101,297
1,956	Route Mobile Ltd. (Software & Services)	30,516
2,806	SBI Life Insurance Co. Ltd. (Insurance)(a)	39,204
5,913	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	34,820
5,425	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	65,622
8,636	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	80,800
692	TeamLease Services Ltd. (Commercial & Professional Services)*	18,029
45,511	Zomato Ltd. (Consumer Services)*	36,393

		1,385,473

Indonesia – 5.8%
190,400	Bank BTPN Syariah Tbk PT (Banks)	27,798
371,700	Bank Central Asia Tbk PT (Banks)	230,027
445,100	BFI Finance Indonesia Tbk PT (Financial Services)	41,819
78,500	Cisarua Mountain Dairy Tbk PT (Food, Beverage & Tobacco)	25,417
94,700	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)*	29,695
768,900	Pakuwon Jati Tbk PT (Real Estate Management & Development)	25,506

		380,262

Mexico – 7.1%
217	Alsea SAB de CV (Consumer Services)*	581
12,823	Arca Continental SAB de CV (Food, Beverage & Tobacco)	122,029
24,600	Bolsa Mexicana de Valores SAB de CV (Financial Services)	54,387
9,700	Grupo Financiero Banorte SAB de CV, Class O (Banks)	83,882
26,700	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts)	92,235
28,700	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	115,713

		468,827

Philippines – 1.5%
16,700	BDO Unibank, Inc. (Banks)	43,529
8,410	Jollibee Foods Corp. (Consumer Services)	34,201
103,800	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	17,550

		95,280

Poland – 1.9%
1,203	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	122,686

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – 3.1%
4,710	Alinma Bank (Banks)	$40,098
8,924	Saudi Arabian Oil Co. (Energy)(a)	86,019
3,112	Saudi National Bank (The) (Banks)	40,844
820	Saudi Tadawul Group Holding Co. (Financial Services)	36,803

		203,764

Singapore – 1.3%
22,600	Nanofilm Technologies International Ltd. (Materials)	25,595
644	Sea Ltd. ADR (Media & Entertainment)*	49,053
1,217	TDCX, Inc. ADR (Commercial & Professional Services)*	8,556

		83,204

Slovenia – 0.7%
3,232	Nova Ljubljanska Banka dd GDR (Banks)	48,969

South Africa – 2.3%
3,876	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	56,647
4,767	JSE Ltd. (Financial Services)	25,064
4,819	Mr Price Group Ltd. (Consumer Discretionary Distribution & Retail)	39,627
48,557	Old Mutual Ltd. (Insurance)	30,887

		152,225

South Korea – 18.1%
270	Hyundai Mobis Co. Ltd. (Automobiles & Components)	43,972
476	JYP Entertainment Corp. (Media & Entertainment)	32,200
948	Kia Corp. (Automobiles & Components)	60,040
201	LG Chem Ltd. (Materials)	111,652
1,118	LG Electronics, Inc. (Consumer Durables & Apparel)	91,808
304	NAVER Corp. (Media & Entertainment)	44,042
174	NCSoft Corp. (Media & Entertainment)	49,237
788	NHN KCP Corp. (Financial Services)	6,643
573	Orion Corp. (Food, Beverage & Tobacco)	62,122
12,208	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	600,684
162	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	84,074

		1,186,474

Taiwan – 18.7%
13,000	Chailease Holding Co. Ltd. (Financial Services)	94,681
7,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	68,572
5,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	108,719
1,200	momo.com, Inc. (Consumer Discretionary Distribution & Retail)	32,515
3,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	33,030

Common Stocks – (continued)
Taiwan – (continued)
45,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	736,902
4,000	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	22,189
8,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	38,011
40,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	64,334
2,000	Universal Vision Biotechnology Co. Ltd. (Health Care Equipment & Services)*	26,185

		1,225,138

Thailand – 2.8%
52,600	Airports of Thailand PCL (Transportation)*	113,002
19,688	Ngern Tid Lor PCL (Financial Services)	12,266
14,100	PTT Exploration & Production PCL (Energy)	61,350

		186,618

United Arab Emirates – 1.8%
31,194	Abu Dhabi Commercial Bank PJSC (Banks)	74,948
35,237	ADNOC Drilling Co. PJSC (Energy)	41,164

		116,112

TOTAL COMMON STOCKS
(Cost $6,039,734)		$6,238,321

Shares	Description	Rate	Value

Preferred Stock – 0.8%
Brazil – 0.8%
10,100	Itau Unibanco Holding SA (Banks)
(Cost $50,144)		5.09%	$52,486

Shares		Dividend Rate	Value

Investment Company – 1.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
78,202		4.766%	$78,202
(Cost $78,202)

TOTAL INVESTMENTS – 97.1%
(Cost $6,168,080)			$6,369,009

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			188,231

NET ASSETS – 100.0%			$6,557,240

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Information Technology	29.6%
Financials	25.0
Consumer Staples	11.2
Consumer Discretionary	10.8
Communication Services	4.6
Energy	4.5
Materials	3.9
Health Care	3.9
Industrials	2.9
Real Estate	2.4
Investment Company	1.2

TOTAL INVESTMENTS	100.0%

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 95.9%
Brazil – 3.6%
207,463	Caixa Seguridade Participacoes SA (Insurance)	$393,480
558	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	712,839
48,181	TIM SA (Telecommunication Services)	135,237

		1,241,556

China – 31.9%
102,727	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	1,086,197
15,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	186,393
17,500	BYD Co. Ltd., Class H (Automobiles & Components)	530,709
98,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	395,584
132,000	China Merchants Bank Co. Ltd., Class H (Banks)	637,181
12,960	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	433,744
40,900	ENN Energy Holdings Ltd. (Utilities)	560,805
61,000	Haidilao International Holding Ltd. (Consumer Services)*(a)	149,139
26,100	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	98,328
8,860	KE Holdings, Inc. ADR (Real Estate Management & Development)*	139,013
48,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	346,854
29,100	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	147,020
40,030	Meituan, Class B (Consumer Services)*(a)	684,131
26,100	NetEase, Inc. (Media & Entertainment)	464,643
113,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	828,042
10,392	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	103,661
15,000	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	69,158
6,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	297,738
22,500	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	216,116
11,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	173,628
20,800	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	339,794
19,700	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	208,176
54,000	Tencent Holdings Ltd. (Media & Entertainment)	2,398,470

Common Stocks – (continued)
China – (continued)
21,900	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	192,609
154,200	Yunnan Aluminium Co. Ltd., Class A (Materials)	317,675
46,050	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	155,479

		11,160,287

Egypt – 0.5%
98,957	Commercial International Bank Egypt SAE (Banks)	171,599

Greece – 2.3%
16,346	JUMBO SA (Consumer Discretionary Distribution & Retail)	376,603
82,058	National Bank of Greece SA (Banks)*	429,423

		806,026

Hong Kong – 4.1%
41,800	AIA Group Ltd. (Insurance)	455,080
12,667	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	525,895
387,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	214,824
23,500	Techtronic Industries Co. Ltd. (Capital Goods)	254,234

		1,450,033

India – 14.3%
5,558	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	307,664
27,970	Axis Bank Ltd. (Banks)	295,249
51,374	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	160,435
9,814	Godrej Properties Ltd. (Real Estate Management & Development)*	158,507
35,147	HDFC Bank Ltd. (Banks)	726,672
71,988	ICICI Bank Ltd. (Banks)	812,103
3,872	Info Edge India Ltd. (Media & Entertainment)	179,657
29,859	Infosys Ltd. ADR (Software & Services)	464,009
22,904	SBI Life Insurance Co. Ltd. (Insurance)(a)	320,002
25,162	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	148,170
23,505	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	284,320
81,266	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	760,338
495,323	Zomato Ltd. (Consumer Services)*	396,086

		5,013,212

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 2.7%
1,047,500	Bank BTPN Syariah Tbk PT (Banks)	$152,935
1,281,400	Bank Central Asia Tbk PT (Banks)	792,997

		945,932

Mexico – 4.1%
1,152	Alsea SAB de CV (Consumer Services)*	3,087
50,258	Arca Continental SAB de CV (Food, Beverage & Tobacco)	478,275
64,900	Banco del Bajio SA (Banks)(a)	213,512
95,211	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts)	328,905
100,400	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	404,794

		1,428,573

Philippines – 1.0%
57,820	BDO Unibank, Inc. (Banks)	150,710
14,080	Jollibee Foods Corp. (Consumer Services)	57,259
780,700	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	131,997

		339,966

Russia – 0.0%
96,162	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(a)(b)	—
16,753	Renaissance Insurance Group JSC (Insurance)*(b)	—
139	TCS Group Holding PLC GDR (Banks)*(b)	—

		—

Saudi Arabia – 1.5%
23,830	Alinma Bank (Banks)	202,871
10,467	Saudi National Bank (The) (Banks)	137,376
4,150	Saudi Tadawul Group Holding Co. (Financial Services)	186,261

		526,508

South Africa – 2.2%
29,812	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	435,694
20,886	Mr Price Group Ltd. (Consumer Discretionary Distribution & Retail)	171,746
273,971	Old Mutual Ltd. (Insurance)	174,274

		781,714

South Korea – 11.2%
5,405	Kia Corp. (Automobiles & Components)	342,316
719	LG Chem Ltd. (Materials)	399,393

Common Stocks – (continued)
South Korea – (continued)
5,752	LG Electronics, Inc. (Consumer Durables & Apparel)	472,342
1,548	NAVER Corp. (Media & Entertainment)	224,267
801	NCSoft Corp. (Media & Entertainment)	226,661
1,977	Orion Corp. (Food, Beverage & Tobacco)	214,338
41,131	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2,023,814

		3,903,131

Taiwan – 13.9%
57,580	Chailease Holding Co. Ltd. (Financial Services)	419,363
31,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	674,059
19,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	209,193
196,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,209,616
218,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	350,622

		4,862,853

Thailand – 1.6%
256,100	Airports of Thailand PCL (Transportation)*	550,186

United Arab Emirates – 1.0%
150,631	Abu Dhabi Commercial Bank PJSC (Banks)	361,914

TOTAL COMMON STOCKS
(Cost $35,114,790)		$33,543,490

Shares	Description	Rate	Value

Preferred Stock – 1.0%
Brazil – 1.0%
63,000	Itau Unibanco Holding SA (Banks)
(Cost $339,436)		5.09%	$327,391

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Dividend Rate	Value

Investment Company – 1.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
474,384	4.766%	$474,384
(Cost $474,384)

TOTAL INVESTMENTS – 98.3%
(Cost $35,928,610)		$34,345,265

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		624,940

NET ASSETS – 100.0%		$34,970,205

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	25.4%
Information Technology	21.1
Consumer Discretionary	18.5
Communication Services	10.6
Consumer Staples	8.2
Industrials	5.0
Health Care	4.1
Materials	2.3
Real Estate	1.8
Utilities	1.6
Investment Company	1.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 96.9%
Denmark – 3.8%
173,166	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$28,806,943

Finland – 2.5%
390,952	Neste OYJ (Energy)	18,947,263

France – 7.3%
242,603	BNP Paribas SA (Banks)	15,675,409
921,614	Klepierre SA REIT (Equity Real Estate Investment Trusts)	23,344,603
132,652	Vinci SA (Capital Goods)(a)	16,407,890

		55,427,902

Germany – 2.1%
431,246	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	15,704,595

Japan – 17.4%
132,000	Hoya Corp. (Health Care Equipment & Services)	13,840,866
43,200	Keyence Corp. (Technology Hardware & Equipment)	19,481,312
197,800	NIDEC Corp. (Capital Goods)	9,787,555
839,300	Nomura Research Institute Ltd. (Software & Services)	21,116,408
1,291,000	ORIX Corp. (Financial Services)	21,963,168
457,800	Shiseido Co. Ltd. (Household & Personal Products)	22,947,588
694,773	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	23,038,092

		132,174,989

Netherlands – 5.4%
350,208	Aalberts NV (Capital Goods)	16,174,573
710,672	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	24,436,228
4,821	Koninklijke DSM NV (Materials)	632,892

		41,243,693

Singapore – 2.7%
820,280	DBS Group Holdings Ltd. (Banks)	20,269,089

Spain – 9.6%
2,102,078	Banco Bilbao Vizcaya Argentaria SA (Banks)	15,389,295
669,973	Cellnex Telecom SA (Telecommunication Services)*(b)	28,208,547
2,286,695	Iberdrola SA (Utilities)	29,631,238

		73,229,080

Sweden – 2.0%
1,307,004	Hexagon AB, Class B (Technology Hardware & Equipment)(a)	14,964,817

Shares	Description	Value

Common Stocks – (continued)
Switzerland – 8.6%
230,507	DSM-Firmenich AG (Materials)*	$30,164,537
678,816	UBS Group AG (Financial Services)	13,815,647
43,538	Zurich Insurance Group AG (Insurance)	21,113,851

		65,094,035

Taiwan – 2.3%
207,387	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	17,482,724

United Kingdom – 20.2%
218,004	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	32,082,148
278,524	Compass Group PLC (Consumer Services)	7,347,737
7,157,654	DS Smith PLC (Materials)	27,945,383
698,769	Farfetch Ltd., Class A (Consumer Discretionary Distribution & Retail)*(a)	2,816,039
1,698,267	Informa PLC (Media & Entertainment)	15,439,092
112,176	InterContinental Hotels Group PLC (Consumer Services)	7,712,858
314,310	Reckitt Benckiser Group PLC (Household & Personal Products)	25,399,356
4,367,630	Rentokil Initial PLC (Commercial & Professional Services)	34,771,846

		153,514,459

United States – 13.0%
552,407	Experian PLC (Commercial & Professional Services)	19,557,923
151,584	Ferguson PLC (Capital Goods)	21,418,539
257,913	Nestle SA (Food, Beverage & Tobacco)	33,087,549
142,581	Schneider Electric SE (Capital Goods)	24,864,981

		98,928,992

TOTAL COMMON STOCKS
(Cost $686,511,712)		$735,788,581

Shares	Dividend Rate	Value

Investment Company – 2.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
16,221,791	4.766%	$16,221,791
(Cost $16,221,791)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $702,733,503)		$752,010,372

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 3.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
28,476,750	4.766%	$28,476,750
(Cost $28,476,750)

TOTAL INVESTMENTS – 102.7%
(Cost $731,210,253)		$780,487,122

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(20,808,431)

NET ASSETS – 100.0%		$759,678,691

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	18.3%
Financials	13.9
Consumer Staples	13.6
Health Care	12.5
Information Technology	11.4
Materials	7.5
Communication Services	5.6
Utilities	3.8
Real Estate	3.0
Energy	2.4
Consumer Discretionary	2.3
Investment Company	2.1
Securities Lending Reinvestment Vehicle	3.6

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Australia – 6.6%
423,951	Rio Tinto PLC (Materials)	$26,951,605
1,644,560	Transurban Group (Transportation)	16,401,693
768,274	Westpac Banking Corp. (Banks)	11,500,436

		54,853,734

Denmark – 2.0%
98,804	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	16,436,490

Finland – 1.7%
1,258,042	Nordea Bank Abp (Banks)	13,975,926

France – 10.3%
420,117	BNP Paribas SA (Banks)	27,145,194
141,404	Gecina SA REIT (Equity Real Estate Investment Trusts)	15,741,478
529,895	Klepierre SA REIT (Equity Real Estate Investment Trusts)	13,422,310
231,173	Vinci SA (Capital Goods)	28,594,075

		84,903,057

Italy – 4.2%
2,670,845	Enel SpA (Utilities)	18,247,527
823,134	UniCredit SpA (Banks)	16,310,802

		34,558,329

Japan – 6.6%
1,352,900	ORIX Corp. (Financial Services)	23,016,243
500,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,602,794
128,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	14,748,309

		54,367,346

Netherlands – 11.1%
976,953	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	33,592,214
7,224,782	Koninklijke KPN NV (Telecommunication Services)	26,347,957
1,041,698	Shell PLC (Energy)	32,009,504

		91,949,675

Singapore – 3.8%
649,000	DBS Group Holdings Ltd. (Banks)	16,036,766
2,119,100	Singapore Exchange Ltd. (Financial Services)	15,250,372

		31,287,138

Spain – 3.5%
2,205,035	Iberdrola SA (Utilities)	28,573,079

Switzerland – 4.5%
161,933	SGS SA (Commercial & Professional Services)	14,654,193

Common Stocks – (continued)
Switzerland – (continued)
47,184	Zurich Insurance Group AG (Insurance)	22,881,987

		37,536,180

Taiwan – 2.8%
1,411,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	23,105,963

United Kingdom – 22.8%
160,259	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	23,584,214
4,246,157	BP PLC (Energy)	28,487,472
430,105	Coca-Cola Europacific Partners PLC (Food, Beverage & Tobacco)	27,728,869
7,272,900	DS Smith PLC (Materials)	28,395,334
3,275,640	HSBC Holdings PLC (Banks)	23,608,703
1,497,756	National Grid PLC (Utilities)	21,474,732
208,369	Reckitt Benckiser Group PLC (Household & Personal Products)	16,838,276
313,505	Unilever PLC (Household & Personal Products)	17,456,643

		187,574,243

United States – 17.4%
117,130	Ferguson PLC (Capital Goods)	16,550,253
263,048	Nestle SA (Food, Beverage & Tobacco)	33,746,316
75,318	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	23,585,094
261,592	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	28,191,325
99,369	Schneider Electric SE (Capital Goods)	17,329,155
235,843	Swiss Re AG (Insurance)	23,750,313

		143,152,456

TOTAL COMMON STOCKS
(Cost $734,889,541)		$802,273,616

Shares	Dividend Rate	Value

Investment Company – 3.8%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
31,313,817	4.766%	$31,313,817
(Cost $31,313,817)

TOTAL INVESTMENTS – 101.1%
(Cost $766,203,358)		$833,587,433

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(9,250,727)

NET ASSETS – 100.0%		$824,336,706

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	23.2%
Consumer Staples	15.5
Health Care	13.0
Industrials	11.2
Utilities	8.2
Energy	7.3
Materials	6.6
Information Technology	4.5
Investment Company	3.8
Real Estate	3.5
Communication Services	3.2

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund
Assets:
Investments in unaffiliated issuers, at value (cost $60,336,094, $2,913,248,791 and $6,089,878, respectively)(a)	$61,583,621	$2,991,448,727	$6,290,807
Investments in affiliated issuers, at value (cost $—, $7,148,234 and $78,202, respectively)	—	7,148,234	78,202
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	47,625	—
Cash	491,253	5,828,950	97,575
Foreign currency, at value (cost $44,980, $11,947,757 and $57,800, respectively)	45,264	11,957,672	57,814
Deferred offering costs	—	—	259,989
Receivables:
Investments sold	566,971	7,336,766	33,564
Fund shares sold	440,121	2,381,514	—
Reimbursement from investment adviser	20,449	7,253	73,084
Dividends	125	3,173,075	10,367
Securities lending income	—	4,175	—
Foreign tax reclaims	—	189,204	172
Other assets	40,396	411,180	50,256
Total assets	63,188,200	3,029,934,375	6,951,830

Liabilities:
Payables:
Investments purchased	584,769	3,128,099	5,721
Fund shares redeemed	310,679	1,934,565	—
Management fees	52,722	2,252,698	4,836
Distribution and Service fees and Transfer Agency fees	6,860	311,013	224
Payable upon return of securities loaned	—	47,625	—
Offering costs	—	—	204,839
Organizational costs	—	—	12,000
Foreign capital gains taxes	—	2,242,566	—
Accrued expenses	185,068	542,891	166,970
Total liabilities	1,140,098	10,459,457	394,590

Net Assets:
Paid-in capital	101,184,115	3,793,506,048	6,440,184
Total distributable earnings (loss)	(39,136,013)	(774,031,130)	117,156
NET ASSETS	$62,048,102	$3,019,474,918	$6,557,240
Net Assets:
Class A	$11,185,921	$139,003,274	$51,605
Class C	1,080,008	17,132,044	51,204
Institutional	8,654,111	2,056,174,059	5,127,622
Service	—	23,854,711	—
Investor	416,197	131,279,252	51,202
Class R6	940,560	155,100,767	51,432
Class R	—	—	51,505
Class P	39,771,305	496,930,811	1,172,670
Total Net Assets	$62,048,102	$3,019,474,918	$6,557,240
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	538,083	7,116,259	5,038
Class C	60,219	999,370	5,013
Institutional	384,310	97,946,788	499,810
Service	—	1,270,264	—
Investor	18,627	6,298,661	5,012
Class R6	41,933	7,356,964	5,014
Class R	—	—	5,013
Class P	1,772,177	23,563,233	114,383
Net asset value, offering and redemption price per share:(b)
Class A	$20.79	$19.53	$10.24
Class C	17.93	17.14	10.21
Institutional	22.52	20.99	10.26
Service	—	18.78	—
Investor	22.34	20.84	10.22
Class R6	22.43	21.08	10.26
Class R	—	—	10.27
Class P	22.44	21.09	10.25

(a)	Includes loaned securities having a market value of $—, $46,665 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the China Equity Fund, Emerging Markets Equity Fund and Emerging Markets Equity ex. China Fund is $22.00, $20.67 and $10.84, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued)

April 30, 2023 (Unaudited)

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $35,454,226, $686,511,712 and $734,889,541, respectively)(a)	$33,870,881	$735,788,581	$802,273,616
Investments in affiliated issuers, at value (cost $474,384, $16,221,791 and $31,313,817, respectively)	474,384	16,221,791	31,313,817
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	28,476,750	—
Cash	452,978	501,938	51,935
Foreign currency, at value (cost $180,362, $1,375,028 and $2,875,511, respectively)	180,165	1,371,556	2,872,512
Receivables:
Investments sold	1,192,760	554,196	931,174
Reimbursement from investment adviser	160,564	199,075	195,436
Dividends	38,893	1,903,926	1,334,057
Fund shares sold	2,092	4,001,885	1,664,750
Foreign tax reclaims	2,011	1,114,802	1,712,470
Securities lending income	—	24,298	299
Other assets	24,095	86,906	82,812
Total assets	36,398,823	790,245,704	842,432,878

Liabilities:
Payables:
Investments purchased	1,263,580	554,386	16,882,951
Management fees	26,318	495,914	509,586
Fund shares redeemed	2,029	757,974	450,488
Distribution and Service fees and Transfer Agency fees	1,836	68,495	57,447
Payable upon return of securities loaned	—	28,476,750	—
Accrued expenses	134,855	213,494	195,700
Total liabilities	1,428,618	30,567,013	18,096,172

Net Assets:
Paid-in capital	102,819,694	724,393,801	751,910,451
Total distributable earnings (loss)	(67,849,489)	35,284,890	72,426,255
NET ASSETS	$34,970,205	$759,678,691	$824,336,706
Net Assets:
Class A	$2,118,621	$119,451,380	$58,905,996
Class C	91,062	8,719,250	3,112,322
Institutional	17,957,373	340,149,625	479,542,936
Service	—	937,078	—
Investor	511,429	115,778,478	186,412,171
Class R6	29,886	74,688,553	44,728,783
Class R	242,611	—	597,070
Class P	14,019,223	99,954,327	51,037,428
Total Net Assets	$34,970,205	$759,678,691	$824,336,706
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	234,295	4,506,789	3,781,922
Class C	10,352	359,362	229,398
Institutional	1,983,680	12,492,453	29,016,674
Service	—	33,831	—
Investor	56,525	4,282,046	11,992,778
Class R6	3,299	2,759,519	2,710,528
Class R	27,074	—	38,127
Class P	1,548,415	3,691,999	3,094,573
Net asset value, offering and redemption price per share:(b)
Class A	$9.04	$26.50	$15.58
Class C	8.80	24.26	13.57
Institutional	9.05	27.23	16.53
Service	—	27.70	—
Investor	9.05	27.04	15.54
Class R6	9.06	27.07	16.50
Class R	8.96	—	15.66
Class P	9.05	27.07	16.49

(a)	Includes loaned securities having a market value of $—, $27,164,736 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the ESG Emerging Markets Equity Fund, International Equity ESG Fund and International Equity Income Fund is $9.57, $28.04 and $16.49, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

For the Six Months Ended April 30, 2023 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund*
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $8,826, $3,244,717 and $7,953, respectively)	$420,537	$32,054,952	$51,524

Dividends — affiliated issuers	7,835	350,973	2,154

Securities lending income — affiliated issuer	305	17,489	—

Total investment income	428,677	32,423,414	53,678

Expenses:
Management fees	346,209	14,847,525	21,143
Professional fees	56,856	89,643	38,873
Registration fees	48,098	148,120	—
Custody, accounting and administrative services	33,536	826,809	71,266
Distribution and/or Service (12b-1) fees(a)	20,334	285,925	301
Transfer Agency fees(a)	20,172	753,040	1,003
Trustee fees	13,508	15,210	12,309
Printing and mailing costs	10,510	103,241	123,936
Service fees — Class C	1,461	22,937	50
Organizational costs	—	—	12,000
Shareholder Administration fees — Service Shares	—	29,267	—
Amortization of offering costs	—	—	98,028

Other	3,263	17,573	12,128

Total expenses	553,947	17,139,290	391,037

Less — expense reductions	(129,431)	(1,406,517)	(365,783)

Net expenses	424,516	15,732,773	25,254

NET INVESTMENT INCOME	4,161	16,690,641	28,424

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(9,719,289)	(187,774,719)	(91,607)

Futures contracts	(33,609)	—	—

Foreign currency transactions	(15,497)	(1,025,242)	(8,251)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers, (including the effects of the net change in foreign capital gains tax liability of $—, $(3,643,200) and $(124), respectively)	24,726,361	612,821,847	201,053

Foreign currency translations	6,968	81,818	(46)

Net realized and unrealized gain	14,964,934	424,103,704	101,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,969,095	$440,794,345	$129,573

*	For the period December 6, 2022 (commencement of operations) through April 30, 2023.
(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity Fund	$15,950	$4,384	$—	$—	$10,208	$935	$1,869	$—	$325	$147	$—	$6,688
Emerging Markets Equity Fund	187,848	68,810	29,267	—	120,223	14,679	404,113	4,683	110,049	22,787	—	76,506
Emerging Markets Equity ex. China Fund	50	151	—	100	32	32	780	—	32	6	32	89

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued)

For the Six Months Ended April 30, 2023 (Unaudited)

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $36,026, $912,543 and $1,897,550, respectively)	$383,843	$9,517,971	$13,715,554

Dividends — affiliated issuers	12,348	366,841	380,562

Securities lending income — affiliated issuer	—	38,438	8,456

Total investment income	396,191	9,923,250	14,104,572

Expenses:
Custody, accounting and administrative services	185,748	228,231	246,123
Management fees	171,068	2,856,487	2,263,446
Professional fees	103,458	103,537	68,218
Registration fees	60,903	80,805	75,819
Printing and mailing costs	16,238	36,203	23,701
Trustee fees	14,133	13,758	13,910
Transfer Agency fees(a)	8,258	253,841	205,889
Distribution and/or Service (12b-1) fees(a)	3,749	164,951	66,579
Service fees — Class C	140	10,312	2,802
Shareholder Administration fees — Service Shares	—	965	—

Other	5,497	3,758	3,388

Total expenses	569,192	3,752,848	2,969,875

Less — expense reductions	(374,267)	(619,334)	(429,481)

Net expenses	194,925	3,133,514	2,540,394

NET INVESTMENT INCOME	201,266	6,789,736	11,564,178

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,438,770)	(2,354,053)	(4,425,820)

Foreign currency transactions	(21,303)	166,418	60,274

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers, (including the effects of the net change in foreign capital gains tax liability of $(18), $— and $—, respectively)	7,942,695	139,134,175	106,596,498

Foreign currency translations	(953)	93,691	68,158

Net realized and unrealized gain	4,481,669	137,040,231	102,299,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,682,935	$143,829,967	$113,863,288

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
ESG Emerging Markets Equity Fund	$2,739	$419	$—	$591	$1,753	$89	$3,397	$—	$643	$10	$189	$2,177
International Equity ESG Fund	133,050	30,936	965	—	85,152	6,600	60,096	154	78,046	9,322	—	14,471
International Equity Income Fund	56,730	8,405	—	1,444	36,307	1,793	65,872	—	90,105	4,743	462	6,607

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:
Net investment income (loss)	$4,161	$(156,736)	$16,690,641	$25,659,334
Net realized loss	(9,768,395)	(29,277,193)	(188,799,961)	(618,940,219)
Net change in unrealized gain (loss)	24,733,329	(36,116,200)	612,903,665	(1,352,942,683)
Net increase (decrease) in net assets resulting from operations	14,969,095	(65,550,129)	440,794,345	(1,946,223,568)

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(1,284,176)	—	(1,742,196)
Class C Shares	—	(117,728)	—	(113,290)
Institutional Shares	(20,976)	(1,257,226)	(4,294,893)	(26,320,435)
Service Shares	—	—	—	(248,453)
Investor Shares	(623)	(33,071)	(148,052)	(2,572,982)
Class R6 Shares	(2,577)	(75,181)	(353,363)	(1,248,690)
Class R Shares	—	—	—	—
Class P Shares	(118,395)	(4,901,721)	(1,133,494)	(8,752,840)
Total distributions to shareholders	(142,571)	(7,669,103)	(5,929,802)	(40,998,886)

From share transactions:
Proceeds from sales of shares	11,983,307	31,261,078	568,040,758	2,368,356,467
Reinvestment of distributions	140,777	7,587,963	5,557,410	38,197,200
Cost of shares redeemed	(21,611,058)	(48,696,769)	(754,270,765)	(2,088,783,885)
Net increase (decrease) in net assets resulting from share transactions	(9,486,974)	(9,847,728)	(180,672,597)	317,769,782
TOTAL INCREASE (DECREASE)	5,339,550	(83,066,960)	254,191,946	(1,669,452,672)

Net Assets:
Beginning of period	56,708,552	139,775,512	2,765,282,972	4,434,735,644
End of period	$62,048,102	$56,708,552	$3,019,474,918	$2,765,282,972

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Equity ex. China Fund	ESG Emerging Markets Equity Fund
	For the Period December 6, 2022* to April 30, 2023 (Unaudited)	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:
Net investment income	$28,424	$201,266	$285,078
Net realized loss	(99,858)	(3,460,073)	(10,216,815)
Net change in unrealized gain (loss)	201,007	7,941,742	(9,430,223)
Net increase (decrease) in net assets resulting from operations	129,573	4,682,935	(19,361,960)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(129)	(223)	(261,225)
Class C Shares	(129)	—	(9,013)
Institutional Shares	(11,750)	(66,147)	(400,976)
Service Shares	—	—	—
Investor Shares	(113)	(3,402)	(77,847)
Class R6 Shares	(134)	(189)	(4,683)
Class R Shares	(129)	—	(17,502)
Class P Shares	(133)	(58,579)	(1,441,940)
Total distributions to shareholders	(12,517)	(128,540)	(2,213,186)

From share transactions:
Proceeds from sales of shares	6,427,673	11,540,753	36,524,849
Reinvestment of distributions	12,516	128,536	2,210,725
Cost of shares redeemed	(5)	(8,329,515)	(20,828,195)
Net increase (decrease) in net assets resulting from share transactions	6,440,184	3,339,774	17,907,379
TOTAL INCREASE (DECREASE)	6,557,240	7,894,169	(3,667,767)

Net Assets:
Beginning of period	—	27,076,036	30,743,803
End of period	$6,557,240	$34,970,205	$27,076,036

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity ESG Fund		International Equity Income Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:
Net investment income	$6,789,736	$8,241,882	$11,564,178	$6,266,236
Net realized loss	(2,187,635)	(18,383,001)	(4,365,546)	(561,008)
Net change in unrealized gain (loss)	139,227,866	(137,432,856)	106,664,656	(48,230,264)
Net increase (decrease) in net assets resulting from operations	143,829,967	(147,573,975)	113,863,288	(42,525,036)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(830,089)	(3,927,097)	(189,944)	(775,823)
Class C Shares	—	(555,440)	(4,300)	(53,453)
Institutional Shares	(2,890,896)	(7,449,330)	(1,657,937)	(2,546,588)
Service Shares	(3,920)	(20,704)	—	—
Investor Shares	(862,387)	(2,279,918)	(517,725)	(1,111,827)
Class R6 Shares	(591,041)	(1,253,796)	(167,036)	(357,317)
Class R Shares	—	—	(2,124)	(15,077)
Class P Shares	(920,626)	(7,925,666)	(254,389)	(853,645)
Total distributions to shareholders	(6,098,959)	(23,411,951)	(2,793,455)	(5,713,730)

From share transactions:
Proceeds from sales of shares	195,455,710	592,034,391	424,204,898	380,795,060
Reinvestment of distributions	5,682,821	22,947,346	2,744,574	5,691,410
Cost of shares redeemed	(150,573,029)	(235,177,840)	(70,794,974)	(83,223,992)
Net increase in net assets resulting from share transactions	50,565,502	379,803,897	356,154,498	303,262,478
TOTAL INCREASE	188,296,510	208,817,971	467,224,331	255,023,712

Net Assets:
Beginning of period	571,382,181	362,564,210	357,112,375	102,088,663
End of period	$759,678,691	$571,382,181	$824,336,706	$357,112,375

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.62		$35.80	$36.99	$25.87	$23.13	$27.69

Net investment income (loss)(a)	(0.02)		(0.15)	(0.15)	(0.07)	0.04	0.05

Net realized and unrealized gain (loss)	4.19		(16.89)	0.93	11.35	4.23	(4.22)

Total from investment operations	4.17		(17.04)	0.78	11.28	4.27	(4.17)

Distributions to shareholders from net investment income	—		—	—	(0.16)	(0.04)	—

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	—		(2.14)	(1.97)	(0.16)	(1.53)	(0.39)

Net asset value, end of period	$20.79		$16.62	$35.80	$36.99	$25.87	$23.13

Total Return(b)	25.17%		(50.53)%	1.96%	43.67%	19.54%	(15.32)%

Net assets, end of period (in 000’s)	$11,186		$9,664	$22,002	$18,617	$13,397	$13,598

Ratio of net expenses to average net assets	1.48	%(c)	1.47%	1.45%	1.47%	1.51%	1.54%

Ratio of total expenses to average net assets	1.89	%(c)	1.81%	1.77%	2.11%	2.10%	1.91%

Ratio of net investment income (loss) to average net assets	(0.22	)%(c)	(0.55)%	(0.38)%	(0.24)%	0.17%	0.17%

Portfolio turnover rate(d)	41%		37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.39		$31.53	$33.03	$23.14	$20.95	$25.31

Net investment loss(a)	(0.09)		(0.36)	(0.40)	(0.26)	(0.14)	(0.13)

Net realized and unrealized gain (loss)	3.63		(14.64)	0.87	10.15	3.82	(3.84)

Total from investment operations	3.54		(15.00)	0.47	9.89	3.68	(3.97)

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	(0.39)

Net asset value, end of period	$17.93		$14.39	$31.53	$33.03	$23.14	$20.95

Total Return(b)	24.60%		(50.89)%	1.22%	42.60%	18.66%	(15.94)%

Net assets, end of period (in 000’s)	$1,080		$1,042	$1,737	$973	$896	$1,318

Ratio of net expenses to average net assets	2.23	%(c)	2.22%	2.20%	2.21%	2.27%	2.29%

Ratio of total expenses to average net assets	2.64	%(c)	2.56%	2.54%	2.85%	2.85%	2.66%

Ratio of net investment loss to average net assets	(1.01	)%(c)	(1.56)%	(1.17)%	(0.98)%	(0.63)%	(0.52)%

Portfolio turnover rate(d)	41%		37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$18.01		$38.50	$39.52	$27.63	$24.56	$29.28

Net investment income(a)	—	(b)	0.01	0.03	0.05	0.14	0.19

Net realized and unrealized gain (loss)	4.56		(18.36)	0.92	12.09	4.50	(4.51)

Total from investment operations	4.56		(18.35)	0.95	12.14	4.64	(4.32)

Distributions to shareholders from net investment income	(0.05)		—	—	(0.25)	(0.08)	(0.01)

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	(0.05)		(2.14)	(1.97)	(0.25)	(1.57)	(0.40)

Net asset value, end of period	$22.52		$18.01	$38.50	$39.52	$27.63	$24.56

Total Return(c)	25.32%		(50.35)%	2.28%	44.13%	19.98%	(14.98)%

Net assets, end of period (in 000’s)	$8,654		$8,320	$23,762	$10,824	$6,327	$6,997

Ratio of net expenses to average net assets	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.52	%(d)	1.44%	1.40%	1.74%	1.71%	1.47%

Ratio of net investment income to average net assets	0.03	%(d)	0.03%	0.07%	0.17%	0.54%	0.63%

Portfolio turnover rate(e)	41%		37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$17.87		$38.24	$39.28	$27.46	$24.41	$29.14

Net investment income (loss)(a)	—	(b)	(0.06)	(0.01)	0.01	0.09	0.15

Net realized and unrealized gain (loss)	4.51		(18.17)	0.94	12.03	4.50	(4.48)

Total from investment operations	4.51		(18.23)	0.93	12.04	4.59	(4.33)

Distributions to shareholders from net investment income	(0.04)		—	—	(0.22)	(0.05)	(0.01)

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	(0.04)		(2.14)	(1.97)	(0.22)	(1.54)	(0.40)

Net asset value, end of period	$22.34		$17.87	$38.24	$39.28	$27.46	$24.41

Total Return(c)	25.28%		(50.40)%	2.22%	44.01%	19.86%	(15.11)%

Net assets, end of period (in 000’s)	$416		$298	$636	$762	$226	$392

Ratio of net expenses to average net assets	1.23	%(d)	1.22%	1.20%	1.22%	1.27%	1.29%

Ratio of total expenses to average net assets	1.64	%(d)	1.56%	1.49%	1.86%	1.85%	1.63%

Ratio of net investment income (loss) to average net assets	(0.01	)%(d)	(0.20)%	(0.02)%	0.04%	0.35%	0.52%

Portfolio turnover rate(e)	41%		37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.95		$38.37	$39.39	$27.54	$24.56	$30.83

Net investment income (loss)(b)	0.01		(0.05)	0.03	(0.02)	0.15	0.19

Net realized and unrealized gain (loss)	4.53		(18.23)	0.92	12.13	4.48	(6.46)

Total from investment operations	4.54		(18.28)	0.95	12.11	4.63	(6.27)

Distributions to shareholders from net investment income	(0.06)		—	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	—

Total distributions	(0.06)		(2.14)	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$22.43		$17.95	$38.37	$39.39	$27.54	$24.56

Total Return(c)	25.36%		(50.37)%	2.29%	44.15%	19.96%	(20.34)%

Net assets, end of period (in 000’s)	$941		$734	$1,389	$631	$432	$8

Ratio of net expenses to average net assets	1.14	%(d)	1.14%	1.14%	1.14%	1.15%	1.15	%(d)

Ratio of total expenses to average net assets	1.51	%(d)	1.43%	1.38%	1.71%	1.70%	1.55	%(d)

Ratio of net investment income (loss) to average net assets	0.09	%(d)	(0.18)%	0.08%	(0.07)%	0.57%	1.00	%(d)

Portfolio turnover rate(e)	41%		37%	46%	106%	20%	39%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.95		$38.39	$39.40	$27.55	$24.57	$30.61

Net investment income (loss)(b)	0.01		(0.02)	— (c)	0.01	0.14	0.09

Net realized and unrealized gain (loss)	4.54		(18.28)	0.96	12.10	4.49	(6.13)

Total from investment operations	4.55		(18.30)	0.96	12.11	4.63	(6.04)

Distributions to shareholders from net investment income	(0.06)		—	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	—		(2.14)	(1.97)	—	(1.49)	—

Total distributions	(0.06)		(2.14)	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$22.44		$17.95	$38.39	$39.40	$27.55	$24.57

Total Return(d)	25.34%		(50.35)%	2.26%	44.17%	19.98%	(19.73)%

Net assets, end of period (in 000’s)	$39,771		$36,651	$90,250	$56,345	$52,673	$47,901

Ratio of net expenses to average net assets	1.14	%(e)	1.14%	1.14%	1.14%	1.15%	1.14	%(e)

Ratio of total expenses to average net assets	1.51	%(e)	1.43%	1.39%	1.71%	1.70%	1.77	%(e)

Ratio of net investment income (loss) to average net assets	0.10	%(e)	(0.07)%	0.01%	0.04%	0.55%	0.59	%(e)

Portfolio turnover rate(f)	41%		37%	46%	106%	20%	39%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.80		$28.53	$23.76	$20.35	$17.18	$20.91

Net investment income (loss)(a)	0.08		0.08	(0.02)	0.11	0.07	0.10

Net realized and unrealized gain (loss)	2.65		(11.63)	4.81	3.49	3.18	(3.69)

Total from investment operations	2.73		(11.55)	4.79	3.60	3.25	(3.59)

Distributions to shareholders from net investment income	—		(0.18)	(0.02)	(0.19)	(0.08)	(0.14)

Net asset value, end of period	$19.53		$16.80	$28.53	$23.76	$20.35	$17.18

Total Return(b)	16.25%		(40.71)%	20.11%	17.77%	19.03%	(17.32)%

Net assets, end of period (in 000’s)	$139,003		$165,155	$265,040	$247,765	$230,234	$152,596

Ratio of net expenses to average net assets	1.33	%(c)	1.31%	1.34%	1.49%	1.55%	1.56%

Ratio of total expenses to average net assets	1.48	%(c)	1.47%	1.48%	1.54%	1.58%	1.64%

Ratio of net investment income (loss) to average net assets	0.82	%(c)	0.37%	(0.08)%	0.51%	0.39%	0.46%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$14.80		$25.23	$21.16	$18.12	$15.34	$18.72

Net investment income (loss)(a)	0.01		(0.07)	(0.21)	(0.06)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	2.33		(10.28)	4.28	3.12	2.84	(3.30)

Total from investment operations	2.34		(10.35)	4.07	3.06	2.78	(3.35)

Distributions to shareholders from net investment income	—		(0.08)	—	(0.02)	—	(0.03)

Net asset value, end of period	$17.14		$14.80	$25.23	$21.16	$18.12	$15.34

Total Return(b)	15.81%		(41.14)%	19.23%	16.85%	18.12%	(17.91)%

Net assets, end of period (in 000’s)	$17,132		$18,128	$36,367	$23,425	$30,115	$33,252

Ratio of net expenses to average net assets	2.08	%(c)	2.06%	2.09%	2.24%	2.30%	2.31%

Ratio of total expenses to average net assets	2.22	%(c)	2.22%	2.23%	2.29%	2.33%	2.39%

Ratio of net investment income (loss) to average net assets	0.08	%(c)	(0.36)%	(0.81)%	(0.34)%	(0.33)%	(0.25)%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$18.07		$30.67	$25.54	$21.85	$18.43	$22.40

Net investment income(a)	0.12		0.17	0.07	0.21	0.17	0.20

Net realized and unrealized gain (loss)	2.84		(12.49)	5.15	3.73	3.40	(3.96)

Total from investment operations	2.96		(12.32)	5.22	3.94	3.57	(3.76)

Distributions to shareholders from net investment income	(0.04)		(0.28)	(0.09)	(0.25)	(0.15)	(0.21)

Net asset value, end of period	$20.99		$18.07	$30.67	$25.54	$21.85	$18.43

Total Return(b)	16.42%		(40.52)%	20.51%	18.11%	19.51%	(16.99)%

Net assets, end of period (in 000’s)	$2,056,174		$1,798,319	$2,699,332	$1,479,859	$940,632	$678,197

Ratio of net expenses to average net assets	1.02	%(c)	1.00%	1.03%	1.16%	1.17%	1.17%

Ratio of total expenses to average net assets	1.11	%(c)	1.10%	1.11%	1.17%	1.19%	1.24%

Ratio of net investment income to average net assets	1.14	%(c)	0.70%	0.24%	0.93%	0.84%	0.91%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$16.17		$27.54	$22.97	$19.68	$16.60	$20.21

Net investment income (loss)(a)	0.06		0.04	(0.07)	0.07	0.06	0.07

Net realized and unrealized gain (loss)	2.55		(11.20)	4.64	3.38	3.06	(3.56)

Total from investment operations	2.61		(11.16)	4.57	3.45	3.12	(3.49)

Distributions to shareholders from net investment income	—		(0.21)	—	(0.16)	(0.04)	(0.12)

Net asset value, end of period	$18.78		$16.17	$27.54	$22.97	$19.68	$16.60

Total Return(b)	16.14%		(40.80)%	19.90%	17.55%	18.85%	(17.38)%

Net assets, end of period (in 000’s)	$23,855		$19,903	$32,940	$26,329	$24,183	$19,922

Ratio of net expenses to average net assets	1.52	%(c)	1.50%	1.53%	1.65%	1.67%	1.67%

Ratio of total expenses to average net assets	1.61	%(c)	1.60%	1.61%	1.67%	1.69%	1.75%

Ratio of net investment income (loss) to average net assets	0.66	%(c)	0.19%	(0.26)%	0.35%	0.32%	0.36%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$17.92		$30.43	$25.33	$21.66	$18.28	$22.24

Net investment income(a)	0.11		0.17	0.06	0.16	0.12	0.17

Net realized and unrealized gain (loss)	2.83		(12.42)	5.11	3.73	3.38	(3.94)

Total from investment operations	2.94		(12.25)	5.17	3.89	3.50	(3.77)

Distributions to shareholders from net investment income	(0.02)		(0.26)	(0.07)	(0.22)	(0.12)	(0.19)

Net asset value, end of period	$20.84		$17.92	$30.43	$25.33	$21.66	$18.28

Total Return(b)	16.42%		(40.56)%	20.43%	18.02%	19.31%	17.07%

Net assets, end of period (in 000’s)	$131,279		$140,457	$295,910	$147,386	$135,484	$139,726

Ratio of net expenses to average net assets	1.08	%(c)	1.06%	1.08%	1.24%	1.30%	1.31%

Ratio of total expenses to average net assets	1.22	%(c)	1.22%	1.23%	1.29%	1.33%	1.38%

Ratio of net investment income to average net assets	1.05	%(c)	0.69%	0.20%	0.70%	0.58%	0.79%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$18.15		$30.81	$25.65	$21.94	$18.51	$22.41

Net investment income(a)	0.12		0.14	0.07	0.16	0.17	0.21

Net realized and unrealized gain (loss)	2.86		(12.52)	5.19	3.80	3.41	(4.00)

Total from investment operations	2.98		(12.38)	5.26	3.96	3.58	(3.79)

Distributions to shareholders from net investment income	(0.05)		(0.28)	(0.10)	(0.25)	(0.15)	(0.11)

Net asset value, end of period	$21.08		$18.15	$30.81	$25.65	$21.94	$18.51

Total Return(b)	16.43%		(40.51)%	20.51%	18.13%	19.52%	(16.96)%

Net assets, end of period (in 000’s)	$155,101		$132,040	$141,786	$53,424	$25,387	$37,865

Ratio of net expenses to average net assets	1.01	%(c)	0.99%	1.02%	1.15%	1.16%	1.16%

Ratio of total expenses to average net assets	1.10	%(c)	1.09%	1.10%	1.16%	1.18%	1.21%

Ratio of net investment income to average net assets	1.16	%(c)	0.59%	0.22%	0.71%	0.82%	0.99%

Portfolio turnover rate(d)	15%		51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$18.15		$30.81	$25.65	$21.94	$18.51	$23.46

Net investment income(b)	0.12		0.18	0.08	0.19	0.17	0.10

Net realized and unrealized gain (loss)	2.87		(12.56)	5.18	3.77	3.41	(5.05)

Total from investment operations	2.99		(12.38)	5.26	3.96	3.58	(4.95)

Distributions to shareholders from net investment income	(0.05)		(0.28)	(0.10)	(0.25)	(0.15)	—

Net asset value, end of period	$21.09		$18.15	$30.81	$25.65	$21.94	$18.51

Total Return(c)	16.46%		(40.51)%	20.50%	18.14%	19.47%	(21.06)%

Net assets, end of period (in 000’s)	$496,931		$491,281	$963,360	$471,690	$389,019	$311,447

Ratio of net expenses to average net assets	1.01	%(d)	0.99%	1.01%	1.15%	1.16%	1.15	%(d)

Ratio of total expenses to average net assets	1.10	%(d)	1.09%	1.10%	1.15%	1.18%	1.24	%(d)

Ratio of net investment income to average net assets	1.14	%(d)	0.72%	0.27%	0.86%	0.82%	0.94	%(d)

Portfolio turnover rate(e)	15%		51%	52%	31%	33%	52%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Class A Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.03	(c)

Net realized and unrealized gain	0.24

Total from investment operations	0.27

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.24

Total Return(d)	2.87%

Net assets, end of period (in 000’s)	$52

Ratio of net expenses to average net assets	1.43	%(e)

Ratio of total expenses to average net assets	17.28	%(e)

Ratio of net investment income to average net assets	0.87	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Class C Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	—	(c)(d)

Net realized and unrealized gain	0.24

Total from investment operations	0.24

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.21

Total Return(d)	2.87%

Net assets, end of period (in 000’s)	$51

Ratio of net expenses to average net assets	2.18	%(e)

Ratio of total expenses to average net assets	18.03	%(e)

Ratio of net investment income to average net assets	0.12	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Institutional Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.05	(c)

Net realized and unrealized gain	0.24

Total from investment operations	0.29

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.26

Total Return(d)	2.76%

Net assets, end of period (in 000’s)	$5,123

Ratio of net expenses to average net assets	1.06	%(e)

Ratio of total expenses to average net assets	16.85	%(e)

Ratio of net investment income to average net assets	1.24	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Investor Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.04	(c)

Net realized and unrealized gain	0.20

Total from investment operations	0.24

Distributions to shareholders from net investment income	(0.02)

Net asset value, end of period	$10.22

Total Return(d)	2.64%

Net assets, end of period (in 000’s)	$51

Ratio of net expenses to average net assets	1.18	%(e)

Ratio of total expenses to average net assets	17.03	%(e)

Ratio of net investment income to average net assets	1.12	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Class R6 Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.05	(c)

Net realized and unrealized gain	0.24

Total from investment operations	0.29

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.26

Total Return(d)	2.88%

Net assets, end of period (in 000’s)	$51

Ratio of net expenses to average net assets	1.05	%(e)

Ratio of total expenses to average net assets	16.90	%(e)

Ratio of net investment income to average net assets	1.25	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Class R Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02	(c)

Net realized and unrealized gain	0.28

Total from investment operations	0.30

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.27

Total Return(d)	2.87%

Net assets, end of period (in 000’s)	$51

Ratio of net expenses to average net assets	1.68	%(e)

Ratio of total expenses to average net assets	17.53	%(e)

Ratio of net investment income to average net assets	0.62	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity ex. China Fund
	Class P Shares
	Period Ended April 30, 2023(a) (Unaudited)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)	0.05	(c)

Net realized and unrealized gain	0.23

Total from investment operations	0.28

Distributions to shareholders from net investment income	(0.03)

Net asset value, end of period	$10.25

Total Return(d)	2.78%

Net assets, end of period (in 000’s)	$1,173

Ratio of net expenses to average net assets	1.04	%(e)

Ratio of total expenses to average net assets	15.10	%(e)

Ratio of net investment income to average net assets	1.15	%(c)(e)

Portfolio turnover rate(f)	13%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.84		$14.02	$11.73	$9.95	$8.40	$10.00

Net investment income (loss)(b)	0.04	(c)	0.04	(0.02)	— (d)	0.04	0.03

Net realized and unrealized gain (loss)	1.16		(5.28)	2.31	1.84	1.53	(1.63)

Total from investment operations	1.20		(5.24)	2.29	1.84	1.57	(1.60)

Distributions to shareholders from net investment income	—	(d)	(0.04)	—	(0.06)	(0.02)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Total distributions	—		(0.94)	—	(0.06)	(0.02)	—

Net asset value, end of period	$9.04		$7.84	$14.02	$11.73	$9.95	$8.40

Total Return(e)	15.32%		(39.89)%	19.52%	18.46%	18.74%	(16.00)%

Net assets, end of period (in 000’s)	$2,119		$1,979	$4,072	$92	$50	$42

Ratio of net expenses to average net assets	1.42	%(f)	1.44%	1.47%	1.49%	1.60%	1.53	%(f)

Ratio of total expenses to average net assets	3.59	%(f)	2.89%	3.64%	6.33%	7.73%	10.28	%(f)

Ratio of net investment income (loss) to average net assets	0.91	%(c)(f)	0.39%	(0.17)%	0.02%	0.44%	0.64	%(f)

Portfolio turnover rate(g)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.66		$13.77	$11.61	$9.87	$8.37	$10.00

Net investment income (loss)(b)	0.01	(c)	(0.07)	(0.14)	(0.09)	(0.03)	—	(d)

Net realized and unrealized gain (loss)	1.13		(5.14)	2.30	1.83	1.53	(1.63)

Total from investment operations	1.14		(5.21)	2.16	1.74	1.50	(1.63)

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Net asset value, end of period	$8.80		$7.66	$13.77	$11.61	$9.87	$8.37

Total Return(e)	14.88%		(40.29)%	18.60%	17.58%	17.92%	(16.30)%

Net assets, end of period (in 000’s)	$91		$117	$137	$58	$49	$42

Ratio of net expenses to average net assets	2.17	%(f)	2.19%	2.20%	2.24%	2.35%	2.28	%(f)

Ratio of total expenses to average net assets	4.24	%(f)	3.65%	3.64%	6.94%	8.49%	11.03	%(f)

Ratio of net investment income (loss) to average net assets	0.25	%(c)(f)	(0.64)%	(0.96)%	(0.84)%	(0.31)%	(0.11	)%(f)

Portfolio turnover rate(g)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.87		$14.06	$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.05	(c)	0.09	0.01	0.03	0.08	0.04

Net realized and unrealized gain (loss)	1.17		(5.31)	2.32	1.85	1.53	(1.63)

Total from investment operations	1.22		(5.22)	2.33	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.04)		(0.07)	(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Total distributions	(0.04)		(0.97)	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$9.05		$7.87	$14.06	$11.77	$9.98	$8.41

Total Return(d)	15.47%		(39.66)%	19.81%	18.91%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$17,957		$10,245	$5,008	$8,631	$6,912	$5,679

Ratio of net expenses to average net assets	1.09	%(e)	1.10%	1.14%	1.14%	1.21%	1.14	%(e)

Ratio of total expenses to average net assets	3.25	%(e)	2.27%	3.16%	5.83%	7.31%	9.89	%(e)

Ratio of net investment income to average net assets	1.19	%(c)(e)	0.86%	0.06%	0.26%	0.85%	1.03	%(e)

Portfolio turnover rate(f)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.87		$14.06	$11.76	$9.97	$8.41	$10.00

Net investment income(b)	0.06	(c)	0.06	0.01	0.02	0.06	0.03

Net realized and unrealized gain (loss)	1.15		(5.28)	2.32	1.85	1.53	(1.62)

Total from investment operations	1.21		(5.22)	2.33	1.87	1.59	(1.59)

Distributions to shareholders from net investment income	(0.03)		(0.07)	(0.03)	(0.08)	(0.03)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Total distributions	(0.03)		(0.97)	(0.03)	(0.08)	(0.03)	—

Net asset value, end of period	$9.05		$7.87	$14.06	$11.76	$9.97	$8.41

Total Return(d)	15.39%		(39.70)%	19.82%	18.79%	19.03%	(15.90)%

Net assets, end of period (in 000’s)	$511		$829	$1,088	$59	$50	$42

Ratio of net expenses to average net assets	1.17	%(e)	1.19%	1.22%	1.24%	1.35%	1.28	%(e)

Ratio of total expenses to average net assets	3.10	%(e)	2.64%	3.33%	5.94%	7.49%	10.03	%(e)

Ratio of net investment income to average net assets	1.26	%(c)(e)	0.61%	0.08%	0.15%	0.69%	0.89	%(e)

Portfolio turnover rate(f)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.87		$14.07	$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.05	(c)	0.11	0.02	0.03	0.08	0.04

Net realized and unrealized gain (loss)	1.17		(5.33)	2.32	1.85	1.53	(1.63)

Total from investment operations	1.22		(5.22)	2.34	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.03)		(0.08)	(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Total distributions	(0.03)		(0.98)	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$9.06		$7.87	$14.07	$11.77	$9.98	$8.41

Total Return(d)	15.46%		(39.69)%	19.90%	18.92%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$30		$57	$17	$65	$50	$42

Ratio of net expenses to average net assets	1.08	%(e)	1.09%	1.13%	1.13%	1.20%	1.13	%(e)

Ratio of total expenses to average net assets	3.27	%(e)	2.05%	3.00%	5.84%	7.34%	9.88	%(e)

Ratio of net investment income to average net assets	1.19	%(c)(e)	1.09%	0.13%	0.26%	0.84%	1.04	%(e)

Portfolio turnover rate(f)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.78		$13.92	$11.68	$9.94	$8.39	$10.00

Net investment income (loss)(b)	0.03	(c)	0.02	(0.07)	(0.03)	0.01	0.02

Net realized and unrealized gain (loss)	1.15		(5.25)	2.31	1.83	1.55	(1.63)

Total from investment operations	1.18		(5.23)	2.24	1.80	1.56	(1.61)

Distributions to shareholders from net investment income	—		(0.01)	—	(0.06)	(0.01)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—	—	—

Total distributions	—		(0.91)	—	(0.06)	(0.01)	—

Net asset value, end of period	$8.96		$7.78	$13.92	$11.68	$9.94	$8.39

Total Return(d)	15.17%		(40.03)%	19.18%	18.11%	18.57%	(16.10)%

Net assets, end of period (in 000’s)	$243		$199	$267	$255	$167	$42

Ratio of net expenses to average net assets	1.67	%(e)	1.69%	1.72%	1.74%	1.92%	1.78	%(e)

Ratio of total expenses to average net assets	3.87	%(e)	3.10%	4.12%	6.53%	7.68%	10.53	%(e)

Ratio of net investment income (loss) to average net assets	0.69	%(c)(e)	0.15%	(0.47)%	(0.34)%	0.06%	0.39	%(e)

Portfolio turnover rate(f)	31%		65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,		Period Ended October 31, 2020(a)
			2022	2021
Per Share Data

Net asset value, beginning of period	$7.87		$14.07	$11.77	$10.87

Net investment income(b)	0.05	(c)	0.08	0.02	0.03

Net realized and unrealized gain (loss)	1.17		(5.30)	2.32	0.87

Total from investment operations	1.22		(5.22)	2.34	0.90

Distributions to shareholders from net investment income	(0.04)		(0.08)	(0.04)	—

Distributions to shareholders from net realized gains	—		(0.90)	—	—

Total distributions	(0.04)		(0.98)	(0.04)	—

Net asset value, end of period	$9.05		$7.87	$14.07	$11.77

Total Return(d)	15.60%		(39.69)%	19.92%	8.28%

Net assets, end of period (in 000’s)	$14,019		$13,651	$20,156	$86

Ratio of net expenses to average net assets	1.08	%(e)	1.10%	1.13%	1.08	%(e)

Ratio of total expenses to average net assets	3.21	%(e)	2.46%	3.46%	6.51	%(e)

Ratio of net investment income to average net assets	1.15	%(c)(e)	0.73%	0.17%	0.30	%(e)

Portfolio turnover rate(f)	31%		65%	116%	28%

(a)	Commenced operations on January 31, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.44		$30.27	$21.01	$20.67	$17.88	$19.92

Net investment income(a)	0.22		0.29	0.23	0.04	0.28	0.22

Net realized and unrealized gain (loss)	5.03		(7.31)	9.03	0.66	2.76	(2.01)

Total from investment operations	5.25		(7.02)	9.26	0.70	3.04	(1.79)

Distributions to shareholders from net investment income	(0.19)		(0.33)	— (b)	(0.36)	(0.25)	(0.25)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.19)		(1.81)	—	(0.36)	(0.25)	(0.25)

Net asset value, end of period	$26.50		$21.44	$30.27	$21.01	$20.67	$17.88

Total Return(c)	24.61%		(24.50)%	44.15%	3.30%	17.33%	(9.11)%

Net assets, end of period (in 000’s)	$119,451		$87,228	$62,250	$33,927	$35,181	$34,602

Ratio of net expenses to average net assets	1.18	%(d)	1.18%	1.18%	1.20%	1.26%	1.29%

Ratio of total expenses to average net assets	1.40	%(d)	1.36%	1.47%	1.69%	1.69%	1.58%

Ratio of net investment income to average net assets	1.77	%(d)	1.19%	0.82%	0.21%	1.52%	1.11%

Portfolio turnover rate(e)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$19.54		$27.80	$19.44	$19.16	$16.49	$18.39

Net investment income (loss)(a)	0.10		0.12	— (b)	(0.10)	0.13	0.07

Net realized and unrealized gain (loss)	4.62		(6.72)	8.36	0.60	2.58	(1.86)

Total from investment operations	4.72		(6.60)	8.36	0.50	2.71	(1.79)

Distributions to shareholders from net investment income	—		(0.18)	—	(0.22)	(0.04)	(0.11)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	—		(1.66)	—	(0.22)	(0.04)	(0.11)

Net asset value, end of period	$24.26		$19.54	$27.80	$19.44	$19.16	$16.49

Total Return(c)	24.16%		(25.08)%	43.08%	2.53%	16.49%	(9.79)%

Net assets, end of period (in 000’s)	$8,719		$7,481	$8,953	$9,369	$10,400	$9,985

Ratio of net expenses to average net assets	1.93	%(d)	1.93%	1.93%	1.95%	2.01%	2.04%

Ratio of total expenses to average net assets	2.15	%(d)	2.11%	2.23%	2.44%	2.44%	2.33%

Ratio of net investment income (loss) to average net assets	0.92	%(d)	0.52%	(0.01)%	(0.54)%	0.78%	0.40%

Portfolio turnover rate(e)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$22.03		$31.04	$21.53	$21.17	$18.23	$20.30

Net investment income(a)	0.26		0.44	0.35	0.15	0.29	0.40

Net realized and unrealized gain (loss)	5.18		(7.57)	9.23	0.63	2.89	(2.14)

Total from investment operations	5.44		(7.13)	9.58	0.78	3.18	(1.74)

Distributions to shareholders from net investment income	(0.24)		(0.40)	(0.07)	(0.42)	(0.24)	(0.33)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.24)		(1.88)	(0.07)	(0.42)	(0.24)	(0.33)

Net asset value, end of period	$27.23		$22.03	$31.04	$21.53	$21.17	$18.23

Total Return(b)	24.86%		(24.27)%	44.62%	3.62%	17.76%	(8.76)%

Net assets, end of period (in 000’s)	$340,150		$256,615	$111,615	$23,137	$7,660	$6,835

Ratio of net expenses to average net assets	0.86	%(c)	0.86%	0.86%	0.86%	0.90%	0.90%

Ratio of total expenses to average net assets	1.03	%(c)	0.98%	1.09%	1.33%	1.31%	1.17%

Ratio of net investment income to average net assets	2.09	%(c)	1.77%	1.20%	0.72%	1.49%	1.94%

Portfolio turnover rate(d)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$22.38		$31.63	$22.00	$21.63	$18.70	$20.68

Net investment income(a)	0.22		0.32	0.17	0.01	0.28	0.22

Net realized and unrealized gain (loss)	5.25		(7.71)	9.46	0.70	2.88	(2.10)

Total from investment operations	5.47		(7.39)	9.63	0.71	3.16	(1.88)

Distributions to shareholders from net investment income	(0.15)		(0.38)	—	(0.34)	(0.23)	(0.10)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.15)		(1.86)	—	(0.34)	(0.23)	(0.10)

Net asset value, end of period	$27.70		$22.38	$31.63	$22.00	$21.63	$18.70

Total Return(b)	24.54%		(24.64)%	43.90%	3.16%	17.20%	(9.14)%

Net assets, end of period (in 000’s)	$937		$575	$260	$4	$4	$4

Ratio of net expenses to average net assets	1.36	%(c)	1.36%	1.36%	1.34%	1.36%	1.34%

Ratio of total expenses to average net assets	1.53	%(c)	1.48%	1.58%	1.79%	1.75%	1.58%

Ratio of net investment income to average net assets	1.73	%(c)	1.27%	0.57%	0.07%	1.44%	1.07%

Portfolio turnover rate(d)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.88		$30.85	$21.41	$21.06	$18.20	$20.23

Net investment income(a)	0.26		0.46	0.34	0.09	0.36	0.24

Net realized and unrealized gain (loss)	5.13		(7.55)	9.17	0.68	2.78	(2.02)

Total from investment operations	5.39		(7.09)	9.51	0.77	3.14	(1.78)

Distributions to shareholders from net investment income	(0.23)		(0.40)	(0.07)	(0.42)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.23)		(1.88)	(0.07)	(0.42)	(0.28)	(0.25)

Net asset value, end of period	$27.04		$21.88	$30.85	$21.41	$21.06	$18.20

Total Return(b)	24.78%		(24.30)%	44.52%	3.56%	17.64%	(8.92)%

Net assets, end of period (in 000’s)	$115,778		$78,730	$31,735	$1,298	$492	$421

Ratio of net expenses to average net assets	0.93	%(c)	0.93%	0.93%	0.95%	1.00%	1.04%

Ratio of total expenses to average net assets	1.15	%(c)	1.10%	1.20%	1.44%	1.44%	1.34%

Ratio of net investment income to average net assets	2.12	%(c)	1.86%	1.15%	0.44%	1.87%	1.20%

Portfolio turnover rate(d)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$21.90		$30.87	$21.41	$21.06	$18.23	$20.30

Net investment income(a)	0.27		0.44	0.36	0.14	0.45	0.31

Net realized and unrealized gain (loss)	5.15		(7.53)	9.17	0.64	2.71	(2.05)

Total from investment operations	5.42		(7.09)	9.53	0.78	3.16	(1.74)

Distributions to shareholders from net investment income	(0.25)		(0.40)	(0.07)	(0.43)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.25)		(1.88)	(0.07)	(0.43)	(0.33)	(0.33)

Net asset value, end of period	$27.07		$21.90	$30.87	$21.41	$21.06	$18.23

Total Return(b)	24.89%		(24.27)%	44.65%	3.63%	17.76%	(8.74)%

Net assets, end of period (in 000’s)	$74,689		$50,922	$15,095	$1,981	$470	$11

Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.85%	0.90%	0.89%

Ratio of total expenses to average net assets	1.02	%(c)	0.97%	1.08%	1.32%	1.31%	1.18%

Ratio of net investment income to average net assets	2.13	%(c)	1.81%	1.23%	0.69%	2.35%	1.53%

Portfolio turnover rate(d)	13%		35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$21.91		$30.87	$21.42	$21.05	$18.23	$20.84

Net investment income(b)	0.25		0.39	0.33	0.11	0.36	0.06

Net realized and unrealized gain (loss)	5.15		(7.47)	9.19	0.69	2.79	(2.67)

Total from investment operations	5.40		(7.08)	9.52	0.80	3.15	(2.61)

Distributions to shareholders from net investment income	(0.24)		(0.40)	(0.07)	(0.43)	(0.33)	—

Distributions to shareholders from net realized gains	—		(1.48)	—	—	—	—

Total distributions	(0.24)		(1.88)	(0.07)	(0.43)	(0.33)	—

Net asset value, end of period	$27.07		$21.91	$30.87	$21.42	$21.05	$18.23

Total Return(c)	24.81%		(24.25)%	44.64%	3.67%	17.73%	(12.52)%

Net assets, end of period (in 000’s)	$99,954		$89,831	$132,657	$64,838	$68,987	$94,972

Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.85%	0.86%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.02	%(d)	0.98%	1.09%	1.30%	1.29%	1.22	%(d)

Ratio of net investment income to average net assets	2.02	%(d)	1.52%	1.16%	0.55%	1.88%	0.59	%(d)

Portfolio turnover rate(e)	13%		35%	39%	55%	41%	38%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.47		$15.13	$11.54	$13.50	$13.25	$14.50

Net investment income(a)	0.26		0.39	0.39	0.23	0.37	0.37

Net realized and unrealized gain (loss)	2.92		(2.64)	3.53	(1.69)	1.53	(1.36)

Total from investment operations	3.18		(2.25)	3.92	(1.46)	1.90	(0.99)

Distributions to shareholders from net investment income	(0.06)		(0.41)	(0.33)	(0.50)	(0.36)	(0.26)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.07)		(0.41)	(0.33)	(0.50)	(1.65)	(0.26)

Net asset value, end of period	$15.58		$12.47	$15.13	$11.54	$13.50	$13.25

Total Return(b)	25.58%		(15.16)%	34.07%	(11.23)%	(16.95)%	(6.98)%

Net assets, end of period (in 000’s)	$58,906		$32,121	$20,086	$13,669	$16,711	$15,844

Ratio of net expenses to average net assets	1.19	%(c)	1.19%	1.20%	1.23%	1.25%	1.26%

Ratio of total expenses to average net assets	1.36	%(c)	1.42%	1.69%	1.92%	2.16%	1.90%

Ratio of net investment income to average net assets	3.64	%(c)	2.80%	2.71%	1.87%	2.99%	2.54%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.87		$13.24	$10.14	$11.89	$11.88	$12.98

Net investment income(a)	0.18		0.24	0.25	0.13	0.25	0.25

Net realized and unrealized gain (loss)	2.55		(2.30)	3.09	(1.50)	1.34	(1.22)

Total from investment operations	2.73		(2.06)	3.34	(1.37)	1.59	(0.97)

Distributions to shareholders from net investment income	(0.02)		(0.31)	(0.24)	(0.38)	(0.29)	(0.13)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.03)		(0.31)	(0.24)	(0.38)	(1.58)	(0.13)

Net asset value, end of period	$13.57		$10.87	$13.24	$10.14	$11.89	$11.88

Total Return(b)	25.12%		(15.76)%	33.02%	(11.88)%	16.01%	7.59%

Net assets, end of period (in 000’s)	$3,112		$1,653	$2,149	$1,514	$1,638	$1,673

Ratio of net expenses to average net assets	1.94	%(c)	1.94%	1.95%	1.97%	2.00%	2.01%

Ratio of total expenses to average net assets	2.11	%(c)	2.19%	2.44%	2.67%	2.91%	2.63%

Ratio of net investment income to average net assets	2.84	%(c)	1.92%	1.92%	1.19%	2.24%	1.89%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$13.22		$16.01	$12.20	$14.26	$13.88	$15.20

Net investment income(a)	0.32		0.41	0.47	0.31	0.42	0.49

Net realized and unrealized gain (loss)	3.09		(2.75)	3.71	(1.80)	1.63	(1.46)

Total from investment operations	3.41		(2.34)	4.18	(1.49)	2.05	(0.97)

Distributions to shareholders from net investment income	(0.09)		(0.45)	(0.37)	(0.57)	(0.38)	(0.35)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.10)		(0.45)	(0.37)	(0.57)	(1.67)	(0.35)

Net asset value, end of period	$16.53		$13.22	$16.01	$12.20	$14.26	$13.88

Total Return(b)	25.84%		(14.87)%	34.45%	(10.86)%	17.29%	(6.59)%

Net assets, end of period (in 000’s)	$479,543		$207,340	$24,118	$10,051	$5,232	$2,666

Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.85%	0.88%	0.87%

Ratio of total expenses to average net assets	0.99	%(c)	1.03%	1.30%	1.55%	1.79%	1.42%

Ratio of net investment income to average net assets	4.12	%(c)	2.87%	3.05%	2.36%	3.13%	3.19%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.44		$15.09	$11.52	$13.51	$13.25	$14.51

Net investment income(a)	0.31		0.40	0.42	0.29	0.34	0.40

Net realized and unrealized gain (loss)	2.88		(2.61)	3.51	(1.72)	1.59	(1.35)

Total from investment operations	3.19		(2.21)	3.93	(1.43)	1.93	(0.95)

Distributions to shareholders from net investment income	(0.08)		(0.44)	(0.36)	(0.56)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.09)		(0.44)	(0.36)	(0.56)	(1.67)	(0.31)

Net asset value, end of period	$15.54		$12.44	$15.09	$11.52	$13.51	$13.25

Total Return(b)	25.73%		(14.91)%	34.25%	(10.99)%	17.21%	(6.74)%

Net assets, end of period (in 000’s)	$186,412		$60,051	$20,450	$8,958	$3,515	$349

Ratio of net expenses to average net assets	0.94	%(c)	0.94%	0.95%	0.98%	1.09%	1.01%

Ratio of total expenses to average net assets	1.12	%(c)	1.16%	1.43%	1.71%	1.98%	1.65%

Ratio of net investment income to average net assets	4.32	%(c)	2.95%	2.92%	2.39%	2.67%	2.78%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$13.20		$15.99	$12.18	$14.25	$13.87	$15.20

Net investment income(a)	0.31		0.42	0.47	0.28	0.49	0.45

Net realized and unrealized gain (loss)	3.09		(2.76)	3.72	(1.78)	1.57	(1.43)

Total from investment operations	3.40		(2.34)	4.19	(1.50)	2.06	(0.98)

Distributions to shareholders from net investment income	(0.09)		(0.45)	(0.38)	(0.57)	(0.39)	(0.35)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.10)		(0.45)	(0.38)	(0.57)	(1.68)	(0.35)

Net asset value, end of period	$16.50		$13.20	$15.99	$12.18	$14.25	$13.87

Total Return(b)	25.80%		(14.89)%	34.52%	(10.93)%	17.41%	(6.62)%

Net assets, end of period (in 000’s)	$44,729		$22,020	$6,050	$2,304	$332	$68

Ratio of net expenses to average net assets	0.84	%(c)	0.84%	0.84%	0.84%	0.86%	0.86%

Ratio of total expenses to average net assets	0.98	%(c)	1.03%	1.29%	1.59%	1.80%	1.51%

Ratio of net investment income to average net assets	4.10	%(c)	2.90%	3.03%	2.22%	3.74%	2.99%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.53		$15.19	$11.60	$13.55	$13.32	$14.59

Net investment income(a)	0.21		0.34	0.41	0.24	0.36	0.34

Net realized and unrealized gain (loss)	2.98		(2.64)	3.48	(1.74)	1.52	(1.37)

Total from investment operations	3.19		(2.30)	3.89	(1.50)	1.88	(1.03)

Distributions to shareholders from net investment income	(0.05)		(0.36)	(0.30)	(0.45)	(0.36)	(0.24)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.06)		(0.36)	(0.30)	(0.45)	(1.65)	(0.24)

Net asset value, end of period	$15.66		$12.53	$15.19	$11.60	$13.55	$13.32

Total Return(b)	25.45%		(15.36)%	33.62%	(11.44)%	(16.63)%	(7.19)%

Net assets, end of period (in 000’s)	$597		$514	$620	$173	$73	$84

Ratio of net expenses to average net assets	1.44	%(c)	1.44%	1.44%	1.48%	1.50%	1.51%

Ratio of total expenses to average net assets	1.60	%(c)	1.69%	1.91%	2.19%	2.40%	2.18%

Ratio of net investment income to average net assets	2.93	%(c)	2.39%	2.79%	1.96%	2.90%	2.38%

Portfolio turnover rate(d)	11%		12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$13.20		$15.98	$12.17	$14.23	$13.86	$15.62

Net investment income(b)	0.28		0.44	0.47	0.30	0.44	0.16

Net realized and unrealized gain (loss)	3.11		(2.77)	3.72	(1.79)	1.61	(1.84)

Total from investment operations	3.39		(2.33)	4.19	(1.49)	2.05	(1.68)

Distributions to shareholders from net investment income	(0.09)		(0.45)	(0.38)	(0.57)	(0.39)	(0.08)

Distributions to shareholders from net realized gains	(0.01)		—	—	—	(1.29)	—

Total distributions	(0.10)		(0.45)	(0.38)	(0.57)	(1.68)	(0.08)

Net asset value, end of period	$16.49		$13.20	$15.98	$12.17	$14.23	$13.86

Total Return(c)	25.82%		(14.90)%	34.55%	(10.89)%	17.34%	(10.76)%

Net assets, end of period (in 000’s)	$51,037		$33,413	$28,616	$20,799	$32,643	$30,930

Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.84%	0.84%	0.85%	0.84	%(d)

Ratio of total expenses to average net assets	0.98	%(d)	1.06%	1.32%	1.51%	1.76%	1.84	%(d)

Ratio of net investment income to average net assets	3.75	%(d)	2.95%	3.05%	2.33%	3.37%	2.00	%(d)

Portfolio turnover rate(e)	11%		12%	28%	51%	27%	87%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
China Equity	A, C, Institutional, Investor, R6 and P	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Non-diversified
Emerging Markets Equity ex. China	A, C, Institutional, Investor, R6, R and P	Non-diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P	Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified
International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering Costs and Organization Costs — Offering costs paid in connection with the initial offering of shares of Emerging Markets Equity ex. China Fund are being amortized on a straight line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Emerging Markets Equity ex. China Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
China Equity	Annually	Annually
Emerging Markets Equity	Annually	Annually
Emerging Markets Equity ex. China	Annually	Annually
ESG Emerging Markets Equity	Annually	Annually
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to

81

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures.

82

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of April 30, 2023:

CHINA EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$555,802	$61,027,819	$—

Total	$555,802	$61,027,819	$—

EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$41,297,209	$30,026,986	$—

Asia	35,767,709	2,387,273,916	—	(b)

Europe	10,888,410	111,376,613	—

North America	119,489,670	31,037,883	—

South America	114,231,726	20,029,563	—

Investment Company	7,148,234	—	—

Exchange-Traded Fund	90,029,042	—	—

Securities Lending Reinvestment Vehicle	47,625	—	—

Total	$418,899,625	$2,579,744,961	$—

EMERGING MARKETS EQUITY EX. CHINA FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$121,338	$70,604	$—

Asia	153,885	4,708,440	—

Europe	—	339,210	—

North America	468,827	—	—

South America	376,017	52,486	—

Investment Company	78,202	—	—

Total	$1,198,269	$5,170,740	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of April 30, 2023.

83

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ESG EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$607,440	$345,873	$—

Asia	603,022	28,511,000	—	(b)

Europe	—	806,026	—

North America	1,428,573	—	—

South America	1,241,556	327,391	—

Investment Company	474,384	—	—

Total	$4,354,975	$29,990,290	$—

INTERNATIONAL EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$17,482,724	$152,444,078	$—

Europe	32,980,576	433,952,211	—

North America	—	98,928,992	—

Investment Company	16,221,791	—	—

Securities Lending Reinvestment Vehicle	28,476,750	—	—

Total	$95,161,841	$685,325,281	$—

INTERNATIONAL EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$108,760,447	$—

Europe	27,728,869	467,778,110	—

North America	—	143,152,456	—

Oceania	—	54,853,734	—

Investment Company	31,313,817	—	—

Total	$59,042,686	$774,544,747	$—
(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of April 30, 2023.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Next $8 billion	Effective Rate
China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	0.99	0.90	(1)
Emerging Markets Equity ex. China Fund	0.90	0.90	0.81	0.77	0.75	0.90	0.90
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.93	(2)
International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.82	(3)
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(2)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.91% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. Prior to February 28, 2023, GSAM agreed to waive a portion of its management fee in order to achieve an net effective management rate of 0.94%.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.82% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2023, GSAM waived $260, $13,374, $447, $13,695 and $14,431 of the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
China Equity	$392	$—
Emerging Markets Equity	1,918	—
International Equity ESG	2,509	315
International Equity Income	7,149	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the six months ended April 30, 2023, the transfer agency fee waivers were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity		International Equity ESG	International Equity Income
Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)*	0.04%	0.06%	0.05	%(a)	0.05%	0.03%

*	These arrangements will remain in effect through at least February 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
(a)	Prior to February 28, 2023, the waiver was 0.04%.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, Emerging Markets Equity ex. China, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
China Equity	$260	$2,867	$126,304	$129,431
Emerging Markets Equity	1,306,367	91,857	8,293	1,406,517
Emerging Markets Equity ex. China	—	—	365,783	365,783
ESG Emerging Markets Equity	9,216	720	364,331	374,267
International Equity ESG	114,512	53,062	451,760	619,334
International Equity Income	14,431	24,125	390,925	429,481

G.  Line of Credit Facility — As of April 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2023, Goldman Sachs did not earn brokerage commissions from portfolio transactions, on behalf of the Funds.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2023:

Fund	Beginning Value as of October 31, 2022	Purchased at Cost	Proceeds from Sales	Ending Value as of April 30, 2023	Shares as of April 30, 2023	Dividend Income
China Equity	$718,374	$13,883,204	$(14,601,578)	$—	—	$7,835
Emerging Markets Equity	29,884,305	272,354,800	(295,090,871)	7,148,234	7,148,234	350,973
Emerging Markets Equity ex. China	—	5,822,810	(5,744,608)	78,202	78,202	2,154
ESG Emerging Markets Equity	234,864	10,504,647	(10,265,127)	474,384	474,384	12,348
International Equity ESG	7,436,653	123,607,827	(114,822,689)	16,221,791	16,221,791	366,841
International Equity Income	11,213,362	259,931,671	(239,831,216)	31,313,817	31,313,817	380,562

As of April 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R
Emerging Markets Equity ex. China	100%	100%	94%	100%	100%	100%
ESG Emerging Markets Equity	—	8	—	—	24	—

5. PORFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2023, were as follows:

Fund	Purchases	Sales and Maturities
China Equity	$28,001,115	$36,411,211
Emerging Markets Equity	451,565,558	617,113,055
Emerging Markets Equity ex. China	6,785,023	603,627
ESG Emerging Markets Equity	13,713,734	10,263,421
International Equity ESG	123,994,594	84,679,979
International Equity Income	421,520,457	63,021,972

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds (in this section, the “Funds”) may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or

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6. SECURITIES LENDING (continued)

official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2023		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of April 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
China Equity	$33	$—	$—
Emerging Markets Equity	1,943	2,217	—
International Equity ESG	4,596	23	415,000
International Equity Income	939	—	—

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2023.

Fund	Beginning Value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2023
China Equity	$91,000	$219,750	$(310,750)	$—
Emerging Markets Equity	42,000	90,036,411	(90,030,786)	47,625
International Equity ESG	—	103,485,100	(75,008,350)	28,476,750
International Equity Income	—	22,381,821	(22,381,821)	—

7. TAX INFORMATION

As of the Funds’ most recent fiscal year ended October 31, 2022, the Funds’ capital loss carryforwards on a tax basis and certain timing differences were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Capital loss carryforwards:
Perpetual Short-term	$(12,140,605)	$(396,706,753)	$—	$(33,577,188)	$(2,763,341)	$—
Perpetual Long-term	(13,980,429)	(212,653,342)	—	(28,670,323)	(2,023,664)	—
Total capital loss carryfowards	$(26,121,034)	$(609,360,095)	$—	$(62,247,511)	$(4,787,005)	$—

As of April 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	Emerging Markets Equity ex. China	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Tax cost	$64,988,114	$2,994,289,680	$6,168,080	$36,657,744	$745,011,059	$767,163,785
Gross unrealized gain	7,120,747	424,275,627	390,870	2,020,233	84,583,875	74,001,002
Gross unrealized loss	(10,525,240)	(419,920,721)	(189,941)	(4,332,712)	(49,107,812)	(7,577,354)
Net unrealized gain (loss)	$(3,404,493)	$4,354,906	$200,929	$(2,312,479)	$35,476,063	$66,423,648

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Equity, Emerging Markets Equity ex. China and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity Fund

	For the Six Months Ended April 30, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	332,030	$7,786,657	270,110	$7,466,721
Reinvestment of distributions	—	—	38,187	1,231,906
Shares redeemed	(375,538)	(8,725,535)	(341,195)	(9,282,661)
	(43,508)	(938,878)	(32,898)	(584,034)
Class C Shares
Shares sold	935	17,152	36,234	834,584
Reinvestment of distributions	—	—	4,182	117,638
Shares redeemed	(13,121)	(232,478)	(23,101)	(563,799)
	(12,186)	(215,326)	17,315	388,423
Institutional Shares
Shares sold	68,791	1,633,424	377,729	10,769,683
Reinvestment of distributions	884	20,319	35,229	1,228,446
Shares redeemed	(147,324)	(3,362,908)	(568,158)	(14,870,995)
	(77,649)	(1,709,165)	(155,200)	(2,872,866)
Investor Shares
Shares sold	3,045	74,723	5,550	158,365
Reinvestment of distributions	27	623	956	33,071
Shares redeemed	(1,127)	(27,785)	(6,448)	(196,374)
	1,945	47,561	58	(4,938)
Class R6 Shares
Shares sold	6,862	157,166	18,582	529,141
Reinvestment of distributions	113	2,577	2,164	75,181
Shares redeemed	(5,945)	(138,542)	(16,036)	(463,391)
	1,030	21,201	4,710	140,931
Class P
Shares sold	113,851	2,314,185	372,081	11,502,584
Reinvestment of distributions	5,118	117,258	141,016	4,901,721
Shares redeemed	(388,209)	(9,123,810)	(822,791)	(23,319,549)
	(269,240)	(6,692,367)	(309,694)	(6,915,244)

NET DECREASE	(399,608)	$(9,486,974)	(475,709)	$(9,847,728)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,437,073	$28,458,262	4,321,728	$101,034,587
Reinvestment of distributions	—	—	63,497	1,666,807
Shares redeemed	(4,151,857)	(77,298,248)	(3,844,246)	(87,521,303)
	(2,714,784)	(48,839,986)	540,979	15,180,091
Class C Shares
Shares sold	55,559	960,418	172,135	3,613,810
Reinvestment of distributions	—	—	4,469	103,985
Shares redeemed	(281,240)	(4,754,561)	(392,859)	(7,963,795)
	(225,681)	(3,794,143)	(216,255)	(4,246,000)
Institutional Shares
Shares sold	17,902,438	374,091,609	66,567,313	1,649,343,420
Reinvestment of distributions	193,789	3,928,108	839,728	23,638,350
Shares redeemed	(19,688,277)	(407,231,370)	(55,866,572)	(1,306,340,317)
	(1,592,050)	(29,211,653)	11,540,469	366,641,453
Service Shares
Shares sold	77,077	1,449,373	211,430	4,612,391
Reinvestment of distributions	—	—	9,770	247,171
Shares redeemed	(38,004)	(714,544)	(186,027)	(4,033,856)
	39,073	734,829	35,173	825,706
Investor Shares
Shares sold	1,183,475	24,886,073	5,878,582	145,920,913
Reinvestment of distributions	7,304	147,033	91,807	2,565,099
Shares redeemed	(2,729,371)	(56,109,316)	(7,857,070)	(184,473,413)
	(1,538,592)	(31,076,210)	(1,886,681)	(35,987,401)
Class R6 Shares
Shares sold	1,748,115	36,994,569	5,271,516	120,051,722
Reinvestment of distributions	17,156	349,131	43,244	1,222,948
Shares redeemed	(1,684,119)	(35,668,543)	(2,640,496)	(63,883,314)
	81,152	1,675,157	2,674,264	57,391,356
Class P Shares
Shares sold	4,862,910	101,200,454	13,976,255	343,779,624
Reinvestment of distributions	55,655	1,133,138	309,506	8,752,840
Shares redeemed	(8,424,024)	(172,494,183)	(18,482,427)	(434,567,887)
	(3,505,459)	(70,160,591)	(4,196,666)	(82,035,423)

NET INCREASE (DECREASE)	(9,456,341)	$(180,672,597)	8,491,283	$317,769,782

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity ex. China Fund

	For the Period December 6, 2022* to April 30, 2023

	Shares	Dollars

Class A Shares
Shares sold	5,025	$50,250
Reinvestment of distributions	13	129
Shares redeemed	—	—
	5,038	50,379
Class C Shares
Shares sold	5,000	50,000
Reinvestment of distributions	13	129
Shares redeemed	—	—
	5,013	50,129
Institutional Shares
Shares sold	498,599	4,996,000
Reinvestment of distributions	1,211	11,750
Shares redeemed	—	—
	499,810	5,007,750
Investor Shares
Shares sold	5,000	50,000
Reinvestment of distributions	12	112
Shares redeemed	—	—
	5,012	50,112
Class R6 Shares
Shares sold	5,000	50,000
Reinvestment of distributions	14	133
Shares redeemed	—	—
	5,014	50,133
Class R Shares
Shares sold	5,000	50,000
Reinvestment of distributions	13	129
Shares redeemed	—	—
	5,013	50,129
Class P
Shares sold	114,370	1,181,423
Reinvestment of distributions	14	134
Shares redeemed	(1)	(5)
	114,383	1,181,552

NET INCREASE	639,283	$6,440,184

*	Commencement of operations.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,995	$17,847	13,518	$153,969
Reinvestment of distributions	25	222	20,700	259,255
Shares redeemed	(20,045)	(181,211)	(72,319)	(844,089)
	(18,025)	(163,142)	(38,101)	(430,865)
Class C Shares
Shares sold	149	1,248	8,254	75,593
Reinvestment of distributions	—	—	735	9,013
Shares redeemed	(5,068)	(46,951)	(3,672)	(43,339)
	(4,919)	(45,703)	5,317	41,267
Institutional Shares
Shares sold	1,099,916	9,313,918	2,201,485	25,067,650
Reinvestment of distributions	7,551	66,144	31,841	400,485
Shares redeemed	(425,254)	(3,730,048)	(1,287,899)	(11,961,555)
	682,213	5,650,014	945,427	13,506,580
Investor Shares
Shares sold	17,475	153,172	55,378	561,710
Reinvestment of distributions	388	3,402	6,195	77,847
Shares redeemed	(66,698)	(625,209)	(33,608)	(380,284)
	(48,835)	(468,635)	27,965	259,273
Class R6 Shares
Shares sold	986	9,001	72,480	807,603
Reinvestment of distributions	22	189	373	4,683
Shares redeemed	(4,909)	(43,787)	(66,828)	(608,945)
	(3,901)	(34,597)	6,025	203,341
Class R Shares
Shares sold	5,489	48,096	4,977	56,496
Reinvestment of distributions	—	—	1,409	17,502
Shares redeemed	(3,940)	(35,483)	(48)	(496)
	1,549	12,613	6,338	73,502
Class P Shares
Shares sold	216,838	1,997,471	842,845	9,801,828
Reinvestment of distributions	6,687	58,579	114,661	1,441,940
Shares redeemed	(409,251)	(3,666,826)	(656,256)	(6,989,487)
	(185,726)	(1,610,776)	301,250	4,254,281

NET INCREASE	422,356	$3,339,774	1,254,221	$17,907,379

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity ESG Fund

	For the Six Months Ended April 30, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	934,622	$22,827,410	2,520,913	$61,047,515
Reinvestment of distributions	26,816	627,502	131,881	3,638,112
Shares redeemed	(523,440)	(12,806,783)	(640,320)	(15,715,911)
	437,998	10,648,129	2,012,474	48,969,716
Class C Shares
Shares sold	33,586	763,331	138,310	3,319,334
Reinvestment of distributions	–	–	21,874	551,527
Shares redeemed	(57,104)	(1,282,679)	(99,374)	(2,201,891)
	(23,518)	(519,348)	60,810	1,668,970
Institutional Shares
Shares sold	3,840,487	97,872,133	13,281,509	342,618,458
Reinvestment of distributions	112,666	2,705,106	257,096	7,277,623
Shares redeemed	(3,107,801)	(78,322,693)	(5,486,949)	(134,374,611)
	845,352	22,254,546	8,051,656	215,521,470
Service Shares
Shares sold	10,037	253,616	26,072	696,948
Reinvestment of distributions	153	3,753	717	20,704
Shares redeemed	(2,073)	(55,016)	(9,295)	(237,270)
	8,117	202,353	17,494	480,382
Investor Shares
Shares sold	1,817,327	46,005,465	4,162,122	107,795,519
Reinvestment of distributions	36,154	862,275	81,077	2,279,918
Shares redeemed	(1,170,407)	(29,740,250)	(1,672,833)	(39,966,759)
	683,074	17,127,490	2,570,366	70,108,678
Class R6 Shares
Shares sold	877,221	22,254,843	2,461,155	60,974,798
Reinvestment of distributions	23,610	563,559	44,543	1,253,796
Shares redeemed	(466,104)	(11,743,032)	(669,828)	(16,071,089)
	434,727	11,075,370	1,835,870	46,157,505
Class P Shares
Shares sold	214,304	5,478,912	589,005	15,581,819
Reinvestment of distributions	38,568	920,626	281,627	7,925,666
Shares redeemed	(661,680)	(16,622,576)	(1,067,003)	(26,610,309)
	(408,808)	(10,223,038)	(196,371)	(3,102,824)

NET INCREASE	1,976,942	$50,565,502	14,352,299	$379,803,897

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund

	For the Six Months Ended April 30, 2023		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,572,220	$23,299,546	1,940,444	$28,279,066
Reinvestment of distributions	13,473	186,282	55,173	755,006
Shares redeemed	(380,347)	(5,573,412)	(747,014)	(10,191,291)
	1,205,346	17,912,416	1,248,603	18,842,781
Class C Shares
Shares sold	88,522	1,143,059	53,031	667,633
Reinvestment of distributions	355	4,300	4,384	53,202
Shares redeemed	(11,535)	(146,424)	(67,632)	(809,638)
	77,342	1,000,935	(10,217)	(88,803)
Institutional Shares
Shares sold	15,900,437	246,677,784	16,803,508	244,405,874
Reinvestment of distributions	110,161	1,612,718	177,901	2,545,335
Shares redeemed	(2,675,001)	(41,032,072)	(2,806,587)	(38,862,822)
	13,335,597	207,258,430	14,174,822	208,088,387
Investor Shares
Shares sold	8,256,934	121,223,439	5,199,925	71,394,280
Reinvestment of distributions	37,574	517,725	81,851	1,111,827
Shares redeemed	(1,128,472)	(16,355,630)	(1,809,802)	(24,616,165)
	7,166,036	105,385,534	3,471,974	47,889,942
Class R6 Shares
Shares sold	1,296,267	20,160,781	1,479,930	21,504,704
Reinvestment of distributions	11,426	167,036	24,892	357,317
Shares redeemed	(265,086)	(4,073,081)	(215,351)	(3,034,387)
	1,042,607	16,254,736	1,289,471	18,827,634
Class R Shares
Shares sold	3,274	48,439	5,774	83,872
Reinvestment of distributions	153	2,124	1,077	15,077
Shares redeemed	(6,309)	(93,631)	(6,638)	(90,146)
	(2,882)	(43,068)	213	8,803
Class P Shares
Shares sold	771,758	11,651,850	1,063,183	14,459,631
Reinvestment of distributions	17,412	254,389	58,244	853,646
Shares redeemed	(226,840)	(3,520,724)	(380,425)	(5,619,543)
	562,330	8,385,515	741,002	9,693,734

NET INCREASE	23,386,376	$356,154,498	20,915,868	$303,262,478

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity ex. China Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on December 6, 2022. At a meeting held on April 13, 2022 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive and/or reimburse the Fund’s expenses (with certain customary exceptions, such as taxes, brokerage fees, and extraordinary expenses); and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. The Trustees considered materials showing back-tested returns of the Fund’s proposed strategy from July 1, 2013 through December 31, 2021. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	0.90%

Next $3 billion	0.81%

Next $3 billion	0.77%

Over $8 billion	0.75%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to the Fund’s shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment by the Fund of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

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Fund Expenses — Six Month Period Ended April 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 through April 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund				Emerging Markets Equity Fund				Emerging Markets Equity ex. China Fund				ESG Emerging Markets Equity Fund				International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*
Class A
Actual	$1,000.00	$1,251.66		$8.28	$1,000.00	$1,162.50		$7.12	$1,000.00	$1,028.70		$5.75	$1,000.00	$1,153.18		$7.57	$1,000.00	$1,246.13		$6.57	$1,000.00	$1,255.80		$6.65
Hypothetical 5% return	1,000.00	1,017.44	+	7.42	1,000.00	1,018.21	+	6.65	1,000.00	1,014.19	+	5.71	1,000.00	1,017.76	+	7.09	1,000.00	1,018.94	+	5.91	1,000.00	1,018.90	+	5.95
Class C
Actual	1,000.00	1,246.00		12.44	1,000.00	1,158.11		11.12	1,000.00	1,028.70		8.78	1,000.00	1,148.83		11.56	1,000.00	1,241.56		10.73	1,000.00	1,251.15		10.82
Hypothetical 5% return	1,000.00	1,013.72	+	11.15	1,000.00	1,014.49	+	10.38	1,000.00	1,011.20	+	8.71	1,000.00	1,014.03	+	10.84	1,000.00	1,015.22	+	9.65	1,000.00	1,015.18	+	9.69
Institutional
Actual	1,000.00	1,253.21		6.44	1,000.00	1,164.17		5.46	1,000.00	1,027.60		4.26	1,000.00	1,154.68		5.83	1,000.00	1,248.63		4.80	1,000.00	1,258.37		4.75
Hypothetical 5% return	1,000.00	1,019.08	+	5.77	1,000.00	1,019.74	+	5.10	1,000.00	1,015.66	+	4.24	1,000.00	1,019.39	+	5.46	1,000.00	1,020.53	+	4.31	1,000.00	1,020.58	+	4.25
Service
Actual	1,000.00	N/A		N/A	1,000.00	1,161.41		8.14	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	1,245.43		7.57	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,017.26	+	7.59	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	1,018.05	+	6.81	1,000.00	N/A		N/A
Investor
Actual	1,000.00	1,252.84		6.89	1,000.00	1,164.19		5.78	1,000.00	1,026.40		4.74	1,000.00	1,153.91		6.25	1,000.00	1,247.82		5.19	1,000.00	1,257.25		5.26
Hypothetical 5% return	1,000.00	1,018.68	+	6.17	1,000.00	1,019.45	+	5.40	1,000.00	1,015.19	+	4.71	1,000.00	1,018.99	+	5.86	1,000.00	1,020.18	+	4.66	1,000.00	1,020.13	+	4.71
Class R6
Actual	1,000.00	1,253.64		6.39	1,000.00	1,164.34		5.41	1,000.00	1,028.80		4.22	1,000.00	1,154.57		5.77	1,000.00	1,248.90		4.74	1,000.00	1,258.03		4.70
Hypothetical 5% return	1,000.00	1,019.13	+	5.72	1,000.00	1,019.79	+	5.05	1,000.00	1,015.71	+	4.19	1,000.00	1,018.88	+	5.97	1,000.00	1,020.58	+	4.26	1,000.00	1,020.63	+	4.21
Class R
Actual	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	1,028.70		6.76	1,000.00	1,151.67		8.90	1,000.00	N/A		N/A	1,000.00	1,254.47		8.04
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	1,013.20	+	6.71	1,000.00	1,016.53	+	8.34	1,000.00	N/A		N/A	1,000.00	1,017.66	+	7.20
Class P
Actual	1,000.00	1,253.35		6.39	1,000.00	1,164.61		5.41	1,000.00	1,027.80		4.21	1,000.00	1,156.00		5.78	1,000.00	1,248.08		4.74	1,000.00	1,258.24		4.70
Hypothetical 5% return	1,000.00	1,019.13	+	5.72	1,000.00	1,019.80	+	5.05	1,000.00	1,015.71	+	4.18	1,000.00	1,019.43	+	5.42	1,000.00	1,020.58	+	4.26	1,000.00	1,020.63	+	4.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
China Equity Fund	1.48%	2.23%	1.15%	N/A	1.23%	1.14%	N/A	1.14%
Emerging Markets Equity Fund	1.33	2.08	1.02	1.52	1.08	1.01	N/A	1.01
Emerging Markets Equity ex. China Fund	1.43	2.18	1.06	N/A	1.18	1.05	1.68	1.04
ESG Emerging Markets Equity Fund	1.42	2.17	1.09	N/A	1.17	1.08	1.67	1.08
International Equity ESG Fund	1.18	1.93	0.86	1.36	0.93	0.85	N/A	0.85
International Equity Income Fund	1.19	1.94	0.85	N/A	0.94	0.84	1.44	0.84

103

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of April 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 322064-OTU-1819266 EQINTEMESAR-23

Goldman Sachs Funds

Semi-Annual Report	April 30, 2023

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

The following are highlights both of key factors affecting the emerging markets and international equity markets and of any key changes made to the Goldman Sachs International Equity Insights Funds (the “Funds”) during the six months ended April 30, 2023 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2023.

Market and Economic Review

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned 16.36% during the Reporting Period, underperforming developed international equity markets overall but significantly outperforming the U.S. equity market. However, such robust returns mask what was a roller-coaster for emerging markets equities during the six-month Reporting Period.

•

As the Reporting Period began in November 2022, the MSCI Emerging Markets Index rose sharply. Softer U.S. inflation and expectations of a recovery in Chinese demand brightened the outlook for the emerging markets universe. The slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also strengthened returns for several countries in the MSCI Emerging Markets Index.

•

In December 2022, emerging markets equity markets fell modestly, as inflation remained top of mind for investors. Central banks throughout the emerging markets universe continued to announce plans to slowly raise interest rates during the following months to get ahead of rising consumer prices.

•

The MSCI Emerging Markets Index rose solidly in January 2023, as softer U.S. inflation and positive news around China’s full reopening post COVID-19 boosted investor sentiment. As had been the case two months prior, the slowing frequency of interest rate hikes from central banks and strong consumer activity across several emerging markets also contributed to strengthened returns for several countries.

•

Continuing the pattern of ups and downs, the MSCI Emerging Markets Index fell in February 2023, reversing much of the positive return recorded in the prior month’s rally. A re-escalation in geopolitical tensions and stronger than consensus expected U.S. economic data challenged the path of the U.S. Federal Reserve’s (“Fed”) interest rate policy and dampened hopes for a quick end to the interest rate hiking cycle. Following this, the U.S. dollar strengthened, which proved an additional headwind for emerging markets equities.

•

In March 2023, emerging markets equities overall rose, despite persistent volatility driven largely by a broad-based drawdown in market sentiment. Risk aversion heightened as the U.S. banking sector faced its worst crisis since 2008 and its fallout extended to other U.S. regional banks and to Europe.

•

The MSCI Emerging Markets Index fell in April 2023 amid a rise in geopolitical tensions and investor uncertainty around various central banks’ terminal rates. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) China’s equity market was particularly weak, experiencing a significant sell-off as investors noted an uneven economic recovery following its reopening.

•

The best performing sectors within the MSCI Emerging Markets Index during the Reporting Period overall were communication services, real estate, consumer discretionary and information technology. The weakest performing sector was utilities, the only sector to post a negative absolute total return for the Reporting Period. Energy, financials and health care posted positive absolute total returns but were also among the weakest sectors in the MSCI Emerging Markets Index during the Reporting Period.

1

MARKET REVIEW

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Czech Republic, Poland, Greece, China and Hungary. The weakest performing countries were Qatar, Brazil, Saudi Arabia, United Arab Emirates and India — the first four of which are oil exporting countries, hurt by falling crude oil prices during the Reporting Period.

•

Of the largest emerging markets equity markets, the equity markets of China, Taiwan, India, Brazil and Saudi Arabia posted total returns for the Reporting Period of 35.36%, 26.96%, -3.00%, -5.66% and -4.80%, respectively.

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) returned 24.19%, during the Reporting Period, outperforming both the U.S. equity market and the emerging markets equity markets.

•

As the Reporting Period began, international equities performed strongly in November 2022, with investors focused on improving inflationary indicators across the globe. In particular, softer than consensus expected inflation data in the U.S. and increased confidence around the U.S. Federal Reserve (“Fed”) pulling off a soft landing allowed both U.S. and international equities to rally. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

•

After a strong November, international equities were more muted but still positive in December 2022. Inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the U.S. Fed and the European Central Bank to maintain their hawkish strategy. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

•

International equities rose more solidly in January 2023, as markets performed well on the back of softening global inflationary pressures in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

•

The MSCI EAFE Index then fell in February 2023. Market sentiment was governed by dampening expectations around potential peaking of interest rate hikes and continued geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion.

•

International equities gained in March 2023, with market sentiment boosted, as it had been at the start of the new calendar year, by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession — all despite banking tensions that arose during the month in the U.S. and internationally.

•	International equities continued to rise in April 2023, recovering slightly from the banking turmoil that plagued March.

•	Headline inflation in Europe fell sharply as energy prices continued to fall globally.

•	China continued to experience reopening-driven economic growth, even as geopolitical concerns around U.S./China tensions weakened investor sentiment toward the country.

•

The Japanese equity market rose for the fourth consecutive month, driven largely by new Bank of Japan governor Kazuo Ueda declaring a commitment to an ultra-loose monetary easing policy and famed U.S. investor Warren Buffet declaring he planned to add to his Japanese equity investments.

•

All 11 sectors in the MSCI EAFE Index posted double-digit positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were consumer discretionary, utilities and industrials. The weakest performing sectors were energy, real estate and communication services.

•

The best performing countries within the MSCI EAFE Index were Denmark, Ireland, Italy, Germany and Spain. The weakest performing countries during the Reporting Period were Israel and Norway, the only two constituents of the MSCI EAFE Index to post negative absolute returns during the Reporting Period. Finland, Australia and Japan each generated a double-digit positive absolute return but were also among the weakest performing countries in the MSCI EAFE Index during the Reporting Period.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Standard Index (Net, USD, Unhedged)[2]

Class A	15.27%	16.36%
Class C	14.72	16.36
Institutional	15.52	16.36
Investor	15.41	16.36
Class R6	15.39	16.36
Class R	15.19	16.36
Class P	15.37	16.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2023, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Korea, Kuwait, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[1]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	5.3%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	4.8	Media & Entertainment	China
Samsung Electronics Co. Ltd.	2.7	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd.	2.2	Consumer Discretionary Distribution & Retail	China
ITC Ltd.	1.8	Food, Beverage & Tobacco	India
China Construction Bank Corp., Class H	1.6	Banks	China
FirstRand Ltd.	1.5	Financial Services	South Africa
Bumrungrad Hospital PCL	1.4	Health Care Equipment & Services	Thailand
Meituan, Class B	1.4	Consumer Services	China
PICC Property & Casualty Co. Ltd., Class H	1.4	Insurance	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

3

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at April 30, 2023. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

International Equity Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]

Class A	22.28%	24.19%
Class C	21.83	24.19
Institutional	22.47	24.19
Service	22.26	24.19
Investor	22.39	24.19
Class R6	22.51	24.19
Class R	22.20	24.19
Class P	22.53	24.19

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2023, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[1]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	2.4%	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S, Class B	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Novartis AG	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Sanofi	1.6	Pharmaceuticals, Biotechnology & Life Sciences	United States
BHP Group Ltd.	1.5	Materials	Australia
Shell PLC	1.5	Energy	Netherlands
SAP SE	1.5	Software & Services	Germany
Cie Financiere Richemont SA	1.4	Consumer Durables & Apparel	Switzerland
Commonwealth Bank of Australia	1.4	Banks	Australia
British American Tobacco PLC	1.4	Food, Beverage & Tobacco	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.1% of the Fund’s net assets at April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2023

PERFORMANCE REVIEW

November 1, 2022–April 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]

Class A	19.36%	18.90%
Class C	18.92	18.90
Institutional	19.61	18.90
Investor	19.52	18.90
Class R6	19.68	18.90
Class P	19.68	18.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/23[1]

Holding	% of Net Assets	Line of Business	Country

Centrica PLC	1.2%	Utilities	United Kingdom
HUGO BOSS AG	1.2	Consumer Durables & Apparel	Germany
TeamViewer SE	1.2	Software & Services	Germany
Santen Pharmaceutical Co. Ltd.	1.1	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Saab AB, Class B	1.1	Capital Goods	Sweden
Rexel SA	1.1	Capital Goods	France
IG Group Holdings PLC	1.1	Financial Services	United Kingdom
Merlin Properties Socimi SA REIT	1.0	Equity Real Estate Investment Trusts	Spain
Sankyo Co. Ltd.	1.0	Consumer Durables & Apparel	Japan
Leonardo SpA	1.0	Capital Goods	Italy

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of April 30, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.5% of the Fund’s net assets at April 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 95.7%
Australia – 0.3%
212,090	AngloGold Ashanti Ltd. ADR (Materials)	$5,637,352

Brazil – 5.1%
3,795,700	Ambev SA ADR (Food, Beverage & Tobacco)	10,627,960
753,600	Banco Bradesco SA ADR (Banks)	2,110,080
45,200	Banco Bradesco SA (Banks)	112,552
165,200	Banco do Brasil SA (Banks)	1,419,558
59,200	Banco Santander Brasil SA ADR (Banks)(a)	320,272
1,033,900	BB Seguridade Participacoes SA (Insurance)	7,111,975
5,846,270	Cia Energetica de Minas Gerais ADR (Utilities)(a)	14,147,973
13,039	Cia Energetica de Minas Gerais (Utilities)	52,806
137,775	Embraer SA ADR (Capital Goods)*	2,128,624
1,407,600	Kepler Weber SA (Capital Goods)	2,034,724
2,142,850	Petroleo Brasileiro SA ADR (Energy)	22,757,067
731,900	Telefonica Brasil SA (Telecommunication Services)	6,033,868
1,564,100	Vale SA ADR (Materials)	22,538,681

		91,396,140

Chile – 0.7%
39,541,445	Banco de Chile (Banks)	4,210,080
11,992	Banco de Credito e Inversiones SA (Banks)	361,728
393,347	Cencosud SA (Consumer Staples Distribution & Retail)*	801,556
16,150	Cia Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	259,530
20,669,482	Cia Sud Americana de Vapores SA (Transportation)	2,112,141
122,919	Quinenco SA (Capital Goods)	504,771
59,929	Sociedad Quimica y Minera de Chile SA ADR (Materials)	4,044,009

		12,293,815

China – 30.7%
2,241,395	Aier Eye Hospital Group Co. Ltd., Class A (Health Care Equipment & Services)	9,543,658
3,671,600	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)*	38,822,128
1,089,800	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	13,542,103
128,000	Autohome, Inc. ADR (Media & Entertainment)	3,795,200
342,100	Baidu, Inc., Class A (Media & Entertainment)*	5,149,259
10,642,021	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	9,909,614

Common Stocks – (continued)
China – (continued)
31,969	Beijing Kingsoft Office Software, Inc., Class A (Software & Services)	2,037,094
110,440	Bilibili, Inc., Class Z (Media & Entertainment)*	2,246,699
128,100	BOC Aviation Ltd. (Capital Goods)(b)	1,015,316
2,724,000	Bosideng International Holdings Ltd. (Consumer Durables & Apparel)	1,343,416
54,911	BYD Co. Ltd., Class A (Automobiles & Components)	2,035,085
443,000	BYD Co. Ltd., Class H (Automobiles & Components)	13,434,529
6,283,000	China CITIC Bank Corp. Ltd., Class H (Banks)	3,398,885
1,294,000	China Communications Services Corp. Ltd., Class H (Capital Goods)	709,066
1,924,200	China Construction Bank Corp., Class A (Banks)	1,753,796
42,204,000	China Construction Bank Corp., Class H (Banks)	28,214,487
680,000	China Education Group Holdings Ltd. (Consumer Services)	605,426
1,239,500	China Galaxy Securities Co. Ltd., Class H (Financial Services)	673,235
604,550	China International Marine Containers Group Co. Ltd., Class H (Capital Goods)	390,680
1,794,000	China Lesso Group Holdings Ltd. (Capital Goods)	1,550,956
1,019,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,691,662
1,381,004	China Pacific Insurance Group Co. Ltd., Class A (Insurance)	6,235,494
4,150,000	China Pacific Insurance Group Co. Ltd., Class H (Insurance)	12,396,187
3,035,000	China Railway Group Ltd., Class H (Capital Goods)	2,333,427
190,100	Chongqing Brewery Co. Ltd., Class A (Food, Beverage & Tobacco)	2,866,117
306,000	CIMC Enric Holdings Ltd. (Capital Goods)	281,850
6,001,000	CITIC Ltd. (Capital Goods)	7,533,001
8,640	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	289,163
2,007,960	COSCO SHIPPING Holdings Co. Ltd., Class A (Transportation)	3,230,135
1,459,000	COSCO SHIPPING Holdings Co. Ltd., Class H (Transportation)	1,694,656
8,934,500	CRRC Corp. Ltd., Class A (Capital Goods)	9,031,003
7,642,000	CRRC Corp. Ltd., Class H (Capital Goods)	4,945,159

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
652,000	Dongfeng Motor Group Co. Ltd., Class H (Automobiles & Components)	$311,950
50,300	G-bits Network Technology Xiamen Co. Ltd., Class A (Media & Entertainment)	3,806,928
1,639,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	2,034,727
1,140,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care Equipment & Services)	3,745,042
698,000	Haidilao International Holding Ltd. (Consumer Services)*(b)	1,706,542
304,000	Hello Group, Inc. ADR (Media & Entertainment)	2,541,440
60,500	Hengan International Group Co. Ltd. (Household & Personal Products)	270,221
2,460,945	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	4,837,965
2,023,065	Hundsun Technologies, Inc., Class A (Software & Services)	14,469,903
125,200	iQIYI, Inc. ADR (Media & Entertainment)*	763,720
875,421	JD.com, Inc., Class A (Consumer Discretionary Distribution & Retail)	15,624,378
45,300	Jiangsu Pacific Quartz Co. Ltd. (Semiconductors & Semiconductor Equipment)	777,221
99,300	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care Equipment & Services)	452,985
1,133,000	Jiangxi Copper Co. Ltd., Class H (Materials)	2,015,544
415,300	KE Holdings, Inc. ADR (Real Estate Management & Development)*	6,516,057
1,156,500	Kingboard Holdings Ltd. (Technology Hardware & Equipment)	3,542,049
3,624,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	5,572,494
564,200	Kuaishou Technology (Media & Entertainment)*(b)	3,735,084
8,892,000	Kunlun Energy Co. Ltd. (Utilities)	8,242,954
1,394,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	1,426,168
659,000	Li Ning Co. Ltd. (Consumer Durables & Apparel)	4,712,916
354,727	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	1,792,158
1,490,760	Meituan, Class B (Consumer Services)*(b)	25,477,770

Common Stocks – (continued)
China – (continued)
102,500	NetDragon Websoft Holdings Ltd. (Media & Entertainment)	200,715
1,294,300	NetEase, Inc. (Media & Entertainment)	23,041,648
33,000	Ningbo Deye Technology Co. Ltd., Class A (Capital Goods)	1,199,911
905,400	Nongfu Spring Co. Ltd., Class H (Food, Beverage & Tobacco)(b)	4,912,477
49,900	PDD Holdings, Inc. ADR (Consumer Discretionary Distribution & Retail)*	3,400,685
13,204,000	People’s Insurance Co. Group of China Ltd. (The), Class H (Insurance)	5,193,138
10,710,000	PetroChina Co. Ltd., Class H (Energy)	7,439,539
20,270,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	24,515,726
252,800	Ping An Bank Co. Ltd., Class A (Banks)	459,096
509,400	Ping An Insurance Group Co. of China Ltd., Class A (Insurance)	3,820,220
200,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	1,462,752
437,192	Shanghai Aiko Solar Energy Co. Ltd. (Semiconductors & Semiconductor Equipment)*	1,976,035
12,300	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Food, Beverage & Tobacco)	441,991
283,575	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	12,792,585
9,990,000	Shougang Fushan Resources Group Ltd. (Materials)	3,395,572
147,500	Sinopec Engineering Group Co. Ltd., Class H (Capital Goods)	76,488
542,000	Sinopharm Group Co. Ltd., Class H (Health Care Equipment & Services)	1,919,915
23,613	Skshu Paint Co. Ltd., Class A (Materials)*	350,043
471,300	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	4,980,373
1,951,300	Tencent Holdings Ltd. (Media & Entertainment)	86,669,167
1,287,700	Tencent Music Entertainment Group ADR (Media & Entertainment)*	9,541,857
1,196,000	Topsports International Holdings Ltd. (Consumer Discretionary Distribution & Retail)(b)	1,066,160
8,600	Trip.com Group Ltd. (Consumer Services)*	305,772

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
151,200	Trip.com Group Ltd. ADR (Consumer Services)*	$5,369,112
293,200	Tsingtao Brewery Co. Ltd., Class A (Food, Beverage & Tobacco)	4,957,429
1,388,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	14,859,417
574,300	Vipshop Holdings Ltd. ADR (Consumer Discretionary Distribution & Retail)*	9,016,510
68,100	Wanhua Chemical Group Co. Ltd., Class A (Materials)*	908,018
49,300	Weibo Corp. ADR (Media & Entertainment)*	863,243
847,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	5,050,525
282,000	Yadea Group Holdings Ltd. (Automobiles & Components)(b)	659,324
113,600	Zangge Mining Co. Ltd., Class A (Materials)	376,170
678,890	Zhejiang Juhua Co. Ltd., Class A (Materials)	1,487,695
21,259	Zhejiang Supor Co. Ltd., Class A (Consumer Durables & Apparel)	158,202
114,300	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Capital Goods)	365,268
602,800	Zhuzhou CRRC Times Electric Co. Ltd. (Capital Goods)	2,432,900
63,400	ZTO Express Cayman, Inc. ADR (Transportation)	1,754,912

		554,495,292

Greece – 0.5%
10,600	Danaos Corp. (Transportation)	614,058
485,785	OPAP SA (Consumer Services)	8,283,955

		8,898,013

Hong Kong – 0.9%
166,000	Orient Overseas International Ltd. (Transportation)	3,372,654
24,302,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	13,490,063
352,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	44,607

		16,907,324

India – 13.6%
190,146	ABB India Ltd. (Capital Goods)	7,964,395
29,404	Adani Ports & Special Economic Zone Ltd. (Transportation)	245,809
239,966	Ambuja Cements Ltd. (Materials)*	1,166,897

Common Stocks – (continued)
India – (continued)
185,976	APL Apollo Tubes Ltd. (Materials)	2,724,691
155,884	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	8,628,981
1,791,099	Axis Bank Ltd. (Banks)	18,906,681
114,735	Bajaj Auto Ltd. (Automobiles & Components)	6,227,356
4,391	Bajaj Holdings & Investment Ltd. (Financial Services)	368,445
2,024,120	Bank of Baroda (Banks)	4,668,592
12,451,875	Bharat Electronics Ltd. (Capital Goods)	15,769,910
22,170	Britannia Industries Ltd. (Food, Beverage & Tobacco)	1,236,152
553,402	Canara Bank (Banks)	2,159,421
190,872	Cochin Shipyard Ltd. (Capital Goods)(b)	1,177,079
5,602	Coromandel International Ltd. (Materials)	64,678
206,752	Cummins India Ltd. (Capital Goods)	3,992,670
19,022	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,150,070
289,879	Eicher Motors Ltd. (Automobiles & Components)	11,738,451
2,013,275	Federal Bank Ltd. (Banks)	3,335,005
162,121	Great Eastern Shipping Co. Ltd. (The) (Energy)	1,346,992
73,110	Hero MotoCorp Ltd. (Automobiles & Components)	2,292,650
306,632	Hindustan Copper Ltd. (Materials)	382,012
72,983	Hindustan Unilever Ltd. (Household & Personal Products)	2,196,766
1,070,594	Hindustan Zinc Ltd. (Materials)	4,124,773
716,003	ICICI Bank Ltd. ADR (Banks)	16,289,068
898,266	Infosys Ltd. ADR (Software & Services)	13,959,054
6,099,328	ITC Ltd. (Food, Beverage & Tobacco)	31,806,544
79,205	Jindal Stainless Ltd. (Materials)	274,214
304,015	Jindal Steel & Power Ltd. (Materials)	2,175,345
516,941	JK Paper Ltd. (Materials)	2,393,623
631,941	JSW Steel Ltd. (Materials)	5,622,705
23,163	Larsen & Toubro Ltd. (Capital Goods)	671,553
64,818	Maruti Suzuki India Ltd. (Automobiles & Components)	6,826,701
109,286	Max Healthcare Institute Ltd. (Health Care Equipment & Services)*	615,782
17,103	Narayana Hrudayalaya Ltd. (Health Care Equipment & Services)	159,550
405,004	NMDC Ltd. (Materials)	539,241
418,305	Petronet LNG Ltd. (Energy)	1,214,952

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
2,228,707	Power Finance Corp. Ltd. (Financial Services)	$4,641,518
744,484	Power Grid Corp. of India Ltd. (Utilities)	2,164,816
6,981,545	REC Ltd. (Financial Services)	11,312,568
246,985	Reliance Industries Ltd. (Energy)	7,334,753
103,651	SBI Life Insurance Co. Ltd. (Insurance)(b)	1,448,154
2,055,234	State Bank of India (Banks)	14,595,119
201,813	Tata Consultancy Services Ltd. (Software & Services)	7,979,017
170,369	TVS Motor Co. Ltd. (Automobiles & Components)	2,378,260
379,961	Varun Beverages Ltd. (Food, Beverage & Tobacco)	6,734,341
572,911	Vedanta Ltd. (Materials)	1,965,315
5,684	West Coast Paper Mills Ltd. (Materials)	38,424

		245,009,093

Indonesia – 2.7%
5,346,900	AKR Corporindo Tbk PT (Energy)	591,773
21,339,200	Aneka Tambang Tbk (Materials)	3,069,743
2,652,600	Astra International Tbk PT (Capital Goods)	1,223,562
19,135,200	Bank Central Asia Tbk PT (Banks)	11,841,848
39,526,800	Bank Mandiri Persero Tbk PT (Banks)	13,972,727
378,200	Bank Negara Indonesia Persero Tbk PT (Banks)	243,731
8,246,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	705,881
23,760,200	Bank Pembangunan Daerah Jawa Timur Tbk PT (Banks)	1,093,532
38,035,600	Bank Rakyat Indonesia Persero Tbk PT (Banks)	13,254,617
551,200	Indocement Tunggal Prakarsa Tbk PT (Materials)	408,221
519,400	Merdeka Copper Gold Tbk PT (Materials)*	140,113
4,594,600	Mitra Adiperkasa Tbk PT (Consumer Discretionary Distribution & Retail)*	429,616
1,692,300	Sumber Alfaria Trijaya Tbk PT (Consumer Staples Distribution & Retail)	334,622
10,787,700	Surya Esa Perkasa Tbk PT (Materials)	514,750
226,900	United Tractors Tbk PT (Energy)	447,918

		48,272,654

Kuwait – 0.4%
14,772	Ali Alghanim Sons Automotive Co. KSCC (Consumer Discretionary Distribution & Retail)	42,789

Common Stocks – (continued)
Kuwait – (continued)
4,000	Humansoft Holding Co. KSC (Consumer Services)*	50,979
22,993	Jazeera Airways Co. KSCP (Transportation)	135,054
1,341,228	Kuwait Finance House KSCP (Banks)	3,277,415
670,654	Mobile Telecommunications Co. KSCP (Telecommunication Services)	1,249,791
639,997	National Bank of Kuwait SAKP (Banks)	2,101,118

		6,857,146

Mexico – 3.2%
1,970,221	Arca Continental SAB de CV (Food, Beverage & Tobacco)	18,749,399
257,640	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	21,749,969
1,167,033	Grupo Financiero Banorte SAB de CV, Class O (Banks)	10,092,065
156,500	Kimberly-Clark de Mexico SAB de CV, Class A (Household & Personal Products)	354,964
75,800	Southern Copper Corp. (Materials)	5,823,714
42,400	Ternium SA ADR (Materials)	1,838,040

		58,608,151

Philippines – 1.1%
949,881	Bank of the Philippine Islands (Banks)	1,847,602
962,960	BDO Unibank, Inc. (Banks)	2,510,000
258,400	DMCI Holdings, Inc. (Capital Goods)	45,847
98,590	GT Capital Holdings, Inc. (Capital Goods)	852,348
1,794,640	International Container Terminal Services, Inc. (Transportation)	7,038,013
163,390	Jollibee Foods Corp. (Consumer Services)	664,452
4,819,000	Megaworld Corp. (Real Estate Management & Development)	174,394
14,356,000	Metro Pacific Investments Corp. (Financial Services)	1,148,945
1,788,160	Metropolitan Bank & Trust Co. (Banks)	1,894,231
1,478,000	Robinsons Land Corp. (Real Estate Management & Development)*	385,615
64,540	Security Bank Corp. (Banks)	107,663
173,550	SM Investments Corp. (Capital Goods)	2,812,277

		19,481,387

Poland – 0.5%
127,394	Jastrzebska Spolka Weglowa SA (Materials)*	1,318,471
80	LPP SA (Consumer Durables & Apparel)	230,615

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)
728,422	Powszechny Zaklad Ubezpieczen SA (Insurance)	$6,710,872

		8,259,958

Qatar – 0.4%
786,822	Commercial Bank PSQC (The) (Banks)	1,275,930
484,518	Industries Qatar QSC (Capital Goods)	1,707,265
496,243	Mesaieed Petrochemical Holding Co. (Materials)	271,501
2,291,170	Qatar Aluminum Manufacturing Co. (Materials)	975,605
186,384	Qatar Electricity & Water Co. QSC (Utilities)	858,698
10,625	Qatar Fuel QSC (Energy)	48,501
254,109	Qatar Gas Transport Co. Ltd. (Energy)	277,191
130,203	Qatar Islamic Bank (Banks)	643,506
340,873	Qatar National Bank QPSC (Banks)	1,443,376

		7,501,573

Russia – 0.0%
2,397	Novatek PJSC GDR (Energy)*(c)	—
216,156	Novolipetsk Steel PJSC GDR (Materials)*(c)	—
106,118	PhosAgro PJSC GDR (Materials)*(c)	—
683	PhosAgro PJSC NPV GDR (Materials)*(c)	—
18,426	Polyus PJSC GDR (Materials)*(c)	—
2,789,380	Sberbank of Russia PJSC (Banks)*(c)	—
274,080,000	VTB Bank PJSC (Banks)*(c)	—

		—

Saudi Arabia – 3.6%
36,359	Abdullah Al Othaim Markets Co. (Consumer Staples Distribution & Retail)	1,393,965
96,510	Al Hammadi Holding (Health Care Equipment & Services)	1,450,732
406,335	Alinma Bank (Banks)	3,459,238
161,900	Arab National Bank (Banks)	1,187,155
8,648	Ataa Educational Co. (Consumer Services)	157,177
4,089	Banque Saudi Fransi (Banks)	42,428
18,385	Bupa Arabia for Cooperative Insurance Co. (Insurance)	867,196
143,619	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care Equipment & Services)	11,032,223
38,788	Fawaz Abdulaziz Al Hokair & Co. (Consumer Discretionary Distribution & Retail)*	166,849

Common Stocks – (continued)
Saudi Arabia – (continued)
33,151	Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)	1,446,161
35,560	Leejam Sports Co. JSC (Consumer Services)	1,133,625
16,285	National Co. for Learning & Education (Consumer Services)	484,134
12,228	National Gas & Industrialization Co. (Utilities)	201,297
30,519	National Medical Care Co. (Health Care Equipment & Services)	772,190
930,968	Riyad Bank (Banks)	7,508,642
76,645	SABIC Agri-Nutrients Co. (Materials)	2,755,782
1,037,318	Sahara International Petrochemical Co. (Materials)	10,816,054
325,427	Saudi Arabian Mining Co. (Materials)*	6,087,694
523,912	Saudi Arabian Oil Co. (Energy)(b)	5,050,020
35,323	Saudi Automotive Services Co. (Consumer Discretionary Distribution & Retail)	367,290
131,660	Saudi British Bank (The) (Banks)	1,278,251
13,646	Saudi Cement Co. (Materials)	205,148
52,956	Saudi Investment Bank (The) (Banks)	232,414
417,605	Saudi National Bank (The) (Banks)	5,480,922
159,554	Seera Group Holding (Consumer Services)*	1,059,787
20,894	Yanbu Cement Co. (Materials)	200,192

		64,836,566

South Africa – 2.1%
124,787	Absa Group Ltd. (Banks)	1,213,899
53,169	Anglo American Platinum Ltd. (Materials)	3,152,309
98,114	Bid Corp. Ltd. (Consumer Staples Distribution & Retail)	2,232,875
166,729	DRDGOLD Ltd. (Materials)	178,347
7,593,956	FirstRand Ltd. (Financial Services)	26,763,174
190,328	Gold Fields Ltd. ADR (Materials)	2,961,504
24,995	Investec Ltd. (Financial Services)	137,461
75,161	Kumba Iron Ore Ltd. (Materials)	1,827,667
22,467	Nedbank Group Ltd. (Banks)	259,213
51,604	Sun International Ltd./South Africa (Consumer Services)	115,663

		38,842,112

South Korea – 12.3%
5,280	Advanced Process Systems Corp. (Semiconductors & Semiconductor Equipment)	80,536
7,556	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)	393,866
9,041	Cosmochemical Co. Ltd. (Materials)*	396,033

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
21,790	Daeduck Electronics Co. Ltd. / New (Technology Hardware & Equipment)	$353,310
76,753	DB HiTek Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,494,567
107,228	DB Insurance Co. Ltd. (Insurance)	6,740,522
17,110	Dongkuk Steel Mill Co. Ltd. (Materials)	153,357
95,617	Doosan Bobcat, Inc. (Capital Goods)	3,668,498
15,737	Grand Korea Leisure Co. Ltd. (Consumer Services)*	216,085
141,800	GS Holdings Corp. (Capital Goods)	4,213,099
46,042	HAESUNG DS Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,615,163
80,084	Hana Financial Group, Inc. (Banks)	2,516,532
62,266	Hanmi Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	963,759
3,670	Hansae Co. Ltd. (Consumer Durables & Apparel)	46,664
160,496	Hanwha Aerospace Co. Ltd. (Capital Goods)	12,350,383
130,762	HD Hyundai Construction Equipment Co. Ltd. (Capital Goods)	6,656,791
23,823	HD Hyundai Electric Co. Ltd. (Capital Goods)	903,647
22,823	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Capital Goods)*	1,451,642
446,970	Humasis Co. Ltd. (Health Care Equipment & Services)*	984,529
350,864	JB Financial Group Co. Ltd. (Banks)	2,195,363
18,168	JYP Entertainment Corp. (Media & Entertainment)	1,229,027
51,755	Kangwon Land, Inc. (Consumer Services)	733,132
407,713	KB Financial Group, Inc. (Banks)	15,132,765
267,929	Kia Corp. (Automobiles & Components)	16,968,834
2,567	KoMiCo Ltd. (Semiconductors & Semiconductor Equipment)	83,847
324,006	Korea Aerospace Industries Ltd. (Capital Goods)	13,308,831
238,897	KT&G Corp. (Food, Beverage & Tobacco)	15,308,865
38,610	LF Corp. (Consumer Durables & Apparel)	505,526
123,675	LIG Nex1 Co. Ltd. (Capital Goods)	7,250,803
14,071	Lotte Chilsung Beverage Co. Ltd. (Food, Beverage & Tobacco)	1,640,138
122,395	LX INTERNATIONAL Corp. (Capital Goods)	2,683,917
74,068	NAVER Corp. (Media & Entertainment)	10,730,631
6,043	Neowiz (Media & Entertainment)*	199,668

Common Stocks – (continued)
South Korea – (continued)
55,153	Paradise Co. Ltd. (Consumer Services)*	635,069
8,698	POSCO Holdings, Inc. (Materials)	2,461,575
68,375	Posco International Corp. (Capital Goods)	1,374,673
17,903	Samsung C&T Corp. (Capital Goods)	1,470,271
986,747	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	48,551,993
231,830	Samsung Engineering Co. Ltd. (Capital Goods)*	5,060,173
28,487	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	14,783,959
5,132	SeAH Steel Holdings Corp. (Materials)	574,734
37,288	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	297,848
421,104	Shinhan Financial Group Co. Ltd. (Banks)	11,024,676
8,382	SNT Motiv Co. Ltd. (Automobiles & Components)	299,566

		221,704,867

Taiwan – 14.4%
75,000	ADATA Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)	184,063
204,000	Advanced International Multitech Co. Ltd. (Consumer Durables & Apparel)	601,709
36,000	Advantech Co. Ltd. (Technology Hardware & Equipment)	435,885
3,046,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	5,373,700
6,032,000	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	19,830,508
136,000	Asia Vital Components Co. Ltd. (Technology Hardware & Equipment)	699,763
58,000	Bafang Yunji International Co. Ltd. (Consumer Services)	340,239
1,435,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	1,658,176
2,009,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	11,851,331
1,855,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	3,983,211
1,145,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	893,556

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
1,858,000	Compeq Manufacturing Co. Ltd. (Technology Hardware & Equipment)	$2,617,364
784,000	Continental Holdings Corp. (Capital Goods)	797,242
150,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	8,968,768
32,000	Feng TAY Enterprise Co. Ltd. (Consumer Durables & Apparel)	199,082
883,000	FLEXium Interconnect, Inc. (Technology Hardware & Equipment)*	2,721,819
24,000	Formosa Sumco Technology Corp. (Semiconductors & Semiconductor Equipment)	117,150
80,000	Froch Enterprise Co. Ltd. (Materials)	57,885
97,000	Fulgent Sun International Holding Co. Ltd. (Consumer Durables & Apparel)	389,375
898,000	Gamania Digital Entertainment Co. Ltd. (Media & Entertainment)	2,159,755
742,000	Getac Holdings Corp. (Technology Hardware & Equipment)	1,423,212
213,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,347,558
1,406,000	Gloria Material Technology Corp. (Materials)*	2,700,478
384,000	Goldsun Building Materials Co. Ltd. (Materials)	350,490
106,000	Gourmet Master Co. Ltd. (Consumer Services)	537,769
1,082,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	3,686,969
189,000	Innodisk Corp. (Technology Hardware & Equipment)	1,841,819
311,000	International Games System Co. Ltd. (Media & Entertainment)	5,431,441
32,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	475,889
3,000	King Slide Works Co. Ltd. (Technology Hardware & Equipment)	40,405
5,995,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,200,827
925,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	2,215,856
222,000	M31 Technology Corp. (Semiconductors & Semiconductor Equipment)	4,051,273

Common Stocks – (continued)
Taiwan – (continued)
477,000	Makalot Industrial Co. Ltd. (Consumer Durables & Apparel)	3,464,334
347,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	7,545,115
277,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	1,316,584
253,000	MPI Corp. (Semiconductors & Semiconductor Equipment)	1,061,270
186,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	2,542,828
501,000	Orient Semiconductor Electronics Ltd. (Semiconductors & Semiconductor Equipment)	320,019
68,000	Pegavision Corp. (Health Care Equipment & Services)	964,499
2,492,000	Primax Electronics Ltd. (Technology Hardware & Equipment)	4,876,840
1,005,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,703,139
175,000	Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	297,609
456,000	Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	2,197,751
854,000	Sunonwealth Electric Machine Industry Co. Ltd. (Capital Goods)	1,464,999
5,846,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	95,731,720
1,668,000	Taiwan Surface Mounting Technology Corp. (Semiconductors & Semiconductor Equipment)	5,367,710
1,391,000	Ton Yi Industrial Corp. (Materials)	942,044
35,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	212,895
32,000	United Integrated Services Co. Ltd. (Capital Goods)	226,141
11,446,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	18,409,257
5,960,000	Wistron Corp. (Technology Hardware & Equipment)	9,033,692
55,000	Wiwynn Corp. (Technology Hardware & Equipment)	2,093,115

		260,956,128

Thailand – 1.6%
3,730,300	Bumrungrad Hospital PCL (Health Care Equipment & Services)	26,050,847

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)
590,700	Gulf Energy Development PCL (Utilities)	$877,898
1,294,700	Krung Thai Bank PCL (Banks)	684,465
1,070,200	Minor International PCL (Consumer Services)	991,250
3,217,200	Sansiri PCL (Real Estate Management & Development)	179,452
613,200	Sino-Thai Engineering & Construction PCL (Capital Goods)	208,881

		28,992,793

Turkey – 0.8%
615,762	Enerjisa Enerji AS (Utilities)(b)	883,057
387,826	Haci Omer Sabanci Holding AS (Banks)	762,361
109,825	KOC Holding AS (Capital Goods)	427,568
216,831	Mavi Giyim Sanayi Ve Ticaret AS, Class B (Consumer Durables & Apparel)(b)	1,169,348
306,283	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	3,023,229
875,710	Turk Hava Yollari AO (Transportation)*	5,759,028
3,836,610	Turkiye Is Bankasi AS, Class C (Banks)	2,138,566

		14,163,157

United Arab Emirates – 0.8%
136,238	Abu Dhabi Islamic Bank PJSC (Banks)	422,075
2,932,224	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary Distribution & Retail)	3,505,286
3,845,956	Air Arabia PJSC (Transportation)	2,297,712
2,549,556	Arkan Building Materials Co. (Materials)*	1,073,325
876,611	Dubai Electricity & Water Authority PJSC (Utilities)	591,998
1,697,885	Dubai Islamic Bank PJSC (Banks)	2,575,889
184,600	Emaar Development PJSC (Real Estate Management & Development)	273,962
988,436	Emirates NBD Bank PJSC (Banks)	3,801,811
31,990	Emirates Telecommunications Group Co. PJSC (Telecommunication Services)	209,405
79,910	National Marine Dredging Co. (Transportation)*	473,282

		15,224,745

TOTAL COMMON STOCKS
(Cost $1,639,987,633)		$1,728,338,266

Shares	Description	Rate	Value

Preferred Stocks – 1.2%
Brazil – 0.7%
77,500	Cia Ferro Ligas da Bahia – FERBASA (Materials)	7.68%	$800,202
1,069,700	Metalurgica Gerdau SA (Materials)	11.09	2,500,642
1,964,800	Petroleo Brasileiro SA (Energy)	24.04	9,335,932
20,896	Unipar Carbocloro SA, Class B (Materials)	20.88	273,360

			12,910,136

South Korea – 0.5%
284,543	Mirae Asset Securities Co. Ltd. (Financial Services)	5.43	783,323
205,453	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2.61	8,588,939

			9,372,262

TOTAL PREFERRED STOCKS
(Cost $20,918,694)			$22,282,398

Shares	Dividend Rate	Value

Investment Company – 1.7%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,923,777	4.766%	$29,923,777
(Cost $29,923,777)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,690,830,104)		$1,780,544,441

Securities Lending Reinvestment Vehicle – 0.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
977,900	4.766%	$977,900
(Cost $977,900)

TOTAL INVESTMENTS – 98.7%
(Cost $1,691,808,004)		$1,781,522,341

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		25,158,389

NET ASSETS – 100.0%		$1,806,680,730

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

Sector Name	% of Market Value
Information Technology	21.1%
Financials	19.8
Consumer Discretionary	12.2
Communication Services	9.5
Industrials	9.4
Consumer Staples	8.1
Materials	7.4
Health Care	5.7
Energy	3.1
Investment Company	1.7
Utilities	1.6
Real Estate	0.4
Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE E-Mini Index	736	06/16/23	$36,218,560	$853,981

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 96.4%
Australia – 9.5%
257,018	Allkem Ltd. (Materials)*	$2,110,760
825,787	ANZ Group Holdings Ltd. (Banks)	13,409,337
211,528	ASX Ltd. (Financial Services)	9,626,543
859,951	BHP Group Ltd. (Materials)	25,521,202
65,702	Cochlear Ltd. (Health Care Equipment & Services)	10,773,005
380,479	Coles Group Ltd. (Consumer Staples Distribution & Retail)	4,596,255
338,316	Commonwealth Bank of Australia (Banks)	22,388,439
165,237	Fortescue Metals Group Ltd. (Materials)	2,311,935
1,971,060	Glencore PLC (Materials)	11,634,454
348,875	Goodman Group REIT (Equity Real Estate Investment Trusts)	4,497,570
1,658,754	Incitec Pivot Ltd. (Materials)	3,534,169
417,522	Perseus Mining Ltd. (Materials)	617,054
2,190,063	Qantas Airways Ltd. (Transportation)*	9,658,065
142,407	Santos Ltd. (Energy)	674,596
542,837	Scentre Group REIT (Equity Real Estate Investment Trusts)	1,041,756
66,377	Suncorp Group Ltd. (Insurance)	552,657
160,201	Technology One Ltd. (Software & Services)	1,615,118
791,664	Telstra Group Ltd. (Telecommunication Services)	2,296,790
1,024,060	Vicinity Ltd. REIT (Equity Real Estate Investment Trusts)	1,431,606
316,981	Westpac Banking Corp. (Banks)	4,744,947
73,945	WiseTech Global Ltd. (Software & Services)	3,387,105
347,480	Woodside Energy Group Ltd. (Energy)	7,884,438
500,957	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	12,923,111

		157,230,912

Austria – 0.1%
127,521	Raiffeisen Bank International AG (Banks)*	1,958,939

Belgium – 0.5%
46,975	D’ieteren Group (Consumer Discretionary Distribution & Retail)	8,844,873

China – 0.2%
250,000	BOC Hong Kong Holdings Ltd. (Banks)	789,181
1,922,900	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	1,793,178

		2,582,359

Denmark – 3.7%
1,552	AP Moller – Maersk A/S, Class A (Transportation)	2,773,724

Common Stocks – (continued)
Denmark – (continued)
37,837	Carlsberg AS, Class B (Food, Beverage & Tobacco)	6,261,902
12,440	D/S Norden A/S (Transportation)	781,689
83,372	Danske Bank A/S (Banks)*	1,762,049
16,493	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	6,778,041
118,942	Jyske Bank A/S (Banks)*	8,696,314
202,004	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	33,604,274

		60,657,993

Finland – 1.5%
49,020	Kesko OYJ, Class B (Consumer Staples Distribution & Retail)	1,021,962
59,930	Kone OYJ, Class B (Capital Goods)	3,419,052
311,955	Nokia OYJ (Technology Hardware & Equipment)	1,319,929
621,867	Nordea Bank Abp (Banks)	6,908,488
11,307	Orion OYJ, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	531,125
217,247	Sampo OYJ, Class A (Insurance)	11,017,674

		24,218,230

France – 12.0%
136,205	Airbus SE (Capital Goods)	19,073,424
4,899	Alten SA (Software & Services)	832,869
45,718	Cie de Saint-Gobain (Capital Goods)	2,646,832
41,103	Dassault Aviation SA (Capital Goods)	8,032,260
337,119	Dassault Systemes (Software & Services)	13,685,564
203,950	Edenred (Financial Services)	13,251,382
95,342	Eiffage SA (Capital Goods)	11,347,977
791,105	Engie SA (Utilities)(a)	12,661,076
82,084	EssilorLuxottica SA (Health Care Equipment & Services)	16,250,999
10,147	Hermes International (Consumer Durables & Apparel)	22,029,918
53,419	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,477,869
140,535	Legrand SA (Capital Goods)	13,302,202
10,338	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)(a)	9,943,933
248,228	Rexel SA (Capital Goods)*	5,749,859
101,650	Safran SA (Capital Goods)	15,808,591
105,337	Societe Generale SA (Banks)	2,558,455
83,361	Thales SA (Capital Goods)	12,721,178
107,267	Vinci SA (Capital Goods)(a)	13,267,988

		199,642,376

Germany – 8.3%
147,353	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,724,752
106,885	Bayerische Motoren Werke AG (Automobiles & Components)	11,980,151

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
89,539	Beiersdorf AG (Household & Personal Products)	$12,502,282
48,484	Deutsche Boerse AG (Financial Services)	9,246,322
227,330	Deutsche Lufthansa AG (Transportation)*	2,443,781
1,159,322	E.ON SE (Utilities)	15,335,219
85,201	GEA Group AG (Capital Goods)	4,007,249
10,965	Hensoldt AG (Capital Goods)	411,243
162,099	HUGO BOSS AG (Consumer Durables & Apparel)	12,220,896
467,556	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	17,026,889
5,834	Krones AG (Capital Goods)	766,558
56,880	MTU Aero Engines AG (Capital Goods)	14,934,962
177,553	SAP SE (Software & Services)	24,025,807
46,800	TeamViewer SE (Software & Services)*(b)	863,731
9,841	Wacker Chemie AG (Materials)	1,521,926

		137,011,768

Hong Kong – 1.4%
240,000	AIA Group Ltd. (Insurance)	2,612,898
270,000	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	11,209,563
95,400	Jardine Matheson Holdings Ltd. (Capital Goods)	4,558,880
242,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	3,369,437
124,500	Swire Pacific Ltd., Class A (Real Estate Management & Development)	988,297

		22,739,075

Israel – 0.1%
37,715	Plus500 Ltd. (Financial Services)	789,183

Italy – 1.9%
1,437,553	Banco BPM SpA (Banks)(a)	5,845,209
2,342	Brunello Cucinelli SpA (Consumer Durables & Apparel)	224,252
639,291	Leonardo SpA (Capital Goods)	7,618,368
100,316	Mediobanca Banca di Credito Finanziario SpA (Banks)	1,077,312
92,449	Prysmian SpA (Capital Goods)	3,783,534
23,846	Reply SpA (Software & Services)	2,778,117
172,475	Terna – Rete Elettrica Nazionale (Utilities)	1,492,900
469,679	UniCredit SpA (Banks)	9,306,919

		32,126,611

Common Stocks – (continued)
Japan – 19.9%
870,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	13,116,716
33,300	Central Japan Railway Co. (Transportation)	4,122,499
108,700	Chubu Electric Power Co., Inc. (Utilities)	1,212,262
61,200	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	338,641
22,400	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	241,388
154,300	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	4,435,527
109,600	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	2,793,537
20,000	East Japan Railway Co. (Transportation)	1,144,433
673,500	Fujikura Ltd. (Capital Goods)	4,592,001
98,300	Fujitsu Ltd. (Software & Services)	13,101,160
67,300	Honda Motor Co. Ltd. (Automobiles & Components)	1,785,000
659,600	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	7,282,483
320,700	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	3,372,883
835	Japan Metropolitan Fund Invest REIT (Equity Real Estate Investment Trusts)	611,400
627,400	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	13,499,696
13,800	Jeol Ltd. (Health Care Equipment & Services)	402,636
716,400	JFE Holdings, Inc. (Materials)	8,475,229
587,500	JGC Holdings Corp. (Capital Goods)	7,349,787
50,700	KDDI Corp. (Telecommunication Services)	1,582,759
1,287,500	Kobe Steel Ltd. (Materials)	9,592,959
30,500	Koei Tecmo Holdings Co. Ltd. (Media & Entertainment)	560,888
35,700	Komatsu Ltd. (Capital Goods)	887,854
10,100	Kureha Corp. (Materials)	627,047
47,500	Lion Corp. (Household & Personal Products)	517,837
363,700	Mazda Motor Corp. (Automobiles & Components)	3,291,299
336,200	Mitsubishi Corp. (Capital Goods)	12,464,909
84,400	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	1,040,171
2,781,800	Mitsubishi HC Capital, Inc. (Financial Services)	14,439,590
291,800	Mitsubishi Heavy Industries Ltd. (Capital Goods)	11,065,128

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
352,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	$2,203,356
90,300	MIXI, Inc. (Media & Entertainment)	1,909,048
119,900	NEC Corp. (Software & Services)	4,610,793
21,200	Nintendo Co. Ltd. (Media & Entertainment)	896,281
33,400	NIPPON EXPRESS HOLDINGS, Inc. (Transportation)	1,959,978
25,300	Nippon Sanso Holdings Corp. (Materials)	456,480
551,600	Nippon Steel Corp. (Materials)	11,780,754
283,700	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	8,656,815
423,200	Niterra Co. Ltd. (Automobiles & Components)	8,870,207
8,900	NS United Kaiun Kaisha Ltd. (Transportation)	260,652
281,600	Obayashi Corp. (Capital Goods)	2,347,634
833,000	ORIX Corp. (Financial Services)	14,171,432
112,700	Osaka Gas Co. Ltd. (Utilities)	1,864,194
346,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,794,999
12,200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	918,516
497,000	Round One Corp. (Consumer Services)	2,149,907
51,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	2,280,815
1,399,100	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,771,510
451,900	SBI Holdings, Inc. (Financial Services)	8,825,951
116,400	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,467,889
96,700	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	1,376,278
7,900	Shimamura Co. Ltd. (Consumer Discretionary Distribution & Retail)	725,255
64,700	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,896,266
246,200	SoftBank Group Corp. (Telecommunication Services)	9,233,096
353,200	Subaru Corp. (Automobiles & Components)	5,764,866
361,300	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	4,975,699
317,100	Sumitomo Corp. (Capital Goods)	5,683,341
150,900	Sumitomo Heavy Industries Ltd. (Capital Goods)	3,646,046
523,100	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,281,739

Common Stocks – (continued)
Japan – (continued)
270,200	Suzuki Motor Corp. (Automobiles & Components)	9,421,462
44,200	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,908,818
270,200	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	3,991,483
56,600	Toho Gas Co. Ltd. (Utilities)	1,059,008
21,300	Tokyo Century Corp. (Financial Services)	732,766
623,800	Tokyo Gas Co. Ltd. (Utilities)	12,777,315
325,000	TOPPAN, Inc. (Commercial & Professional Services)	6,909,097
65,800	Toshiba Corp. (Capital Goods)	2,120,061
52,200	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	2,330,571
33,300	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	442,089

		330,420,186

Netherlands – 6.5%
62,705	ASML Holding NV (Semiconductors & Semiconductor Equipment)	39,793,405
97,313	Heineken Holding NV (Food, Beverage & Tobacco)	9,340,224
134,040	Heineken NV (Food, Beverage & Tobacco)	15,391,169
149,203	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	5,130,297
680,568	Koninklijke KPN NV (Telecommunication Services)	2,481,954
777,454	Shell PLC (Energy)	24,034,802
136,779	Universal Music Group NV (Media & Entertainment)	2,988,270
70,161	Wolters Kluwer NV (Commercial & Professional Services)	9,295,891

		108,456,012

Norway – 0.6%
465,005	Aker Solutions ASA (Energy)	1,659,714
206,737	DNB Bank ASA (Banks)(a)	3,636,521
25,640	Equinor ASA (Energy)	738,202
13,390	Kongsberg Gruppen ASA (Capital Goods)	601,422
340,178	MPC Container Ships ASA (Transportation)	558,248
173,567	Telenor ASA (Telecommunication Services)	2,165,794

		9,359,901

Portugal – 0.1%
78,544	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	1,982,076

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 1.0%
203,100	CapitaLand Ascendas REIT REIT (Equity Real Estate Investment Trusts)	$437,056
420,800	Oversea-Chinese Banking Corp. Ltd. (Banks)	3,981,143
690,100	Singapore Exchange Ltd. (Financial Services)	4,966,392
180,905	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	7,738,591

		17,123,182

South Africa – 0.1%
69,908	Anglo American PLC (Materials)	2,154,160

Spain – 1.3%
580,959	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,253,196
361,755	Bankinter SA (Banks)	2,139,138
394,488	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)(a)	13,561,223
97,711	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts)	863,942
32,405	Repsol SA (Energy)	476,020

		21,293,519

Sweden – 6.0%
127,924	Evolution AB (Consumer Services)(b)	17,091,725
763,475	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary Distribution & Retail)(a)	11,193,144
669,921	Hexagon AB, Class B (Technology Hardware & Equipment)	7,670,401
230,553	Investor AB, Class A (Financial Services)(a)	5,055,529
560,947	Investor AB, Class B (Financial Services)	12,050,908
161,806	Saab AB, Class B (Capital Goods)	9,085,292
417,526	Skandinaviska Enskilda Banken AB, Class A (Banks)	4,747,596
95,672	SSAB AB, Class A (Materials)	679,449
1,460,940	SSAB AB, Class B (Materials)	9,874,611
844,895	Swedbank AB, Class A (Banks)	14,681,265
86,191	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	2,097,500
1,806,141	Telia Co. AB (Telecommunication Services)	5,028,606

		99,256,026

Switzerland – 6.2%
303,894	ABB Ltd. (Capital Goods)	10,962,564

Common Stocks – (continued)
Switzerland – (continued)
39,525	Alcon, Inc. (Health Care Equipment & Services)	2,878,066
1,148	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	14,174,496
8	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	986,095
140,795	Cie Financiere Richemont SA (Consumer Durables & Apparel)	23,273,536
307,942	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	31,500,586
37,669	Sonova Holding AG (Health Care Equipment & Services)	11,945,832
19,573	Swatch Group AG (The) – Bearer (Consumer Durables & Apparel)	6,714,763
2,629	Tecan Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,145,646

		103,581,584

United Kingdom – 9.6%
158,820	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	11,628,800
2,466,341	Aviva PLC (Insurance)	13,131,652
82,296	BAE Systems PLC (Capital Goods)	1,048,451
422,663	BP PLC ADR (Energy)	17,024,866
605,283	British American Tobacco PLC (Food, Beverage & Tobacco)	22,362,679
180,635	Burberry Group PLC (Consumer Durables & Apparel)	5,896,289
1,950,641	Centrica PLC (Utilities)	2,802,979
581,831	Compass Group PLC (Consumer Services)	15,349,274
126,750	Dowlais Group PLC (Automobiles & Components)*	211,223
80,015	DS Smith PLC (Materials)	312,400
678,633	Imperial Brands PLC (Food, Beverage & Tobacco)	16,798,963
233,534	Informa PLC (Media & Entertainment)	2,123,078
745,822	JD Sports Fashion PLC (Consumer Discretionary Distribution & Retail)	1,513,697
217,544	Man Group PLC (Financial Services)	622,170
126,750	Melrose Industries PLC (Capital Goods)	652,902
2,858,824	NatWest Group PLC (Banks)	9,417,257
144,969	Next PLC (Consumer Discretionary Distribution & Retail)	12,300,169
107,295	Reckitt Benckiser Group PLC (Household & Personal Products)	8,670,497
1,288,018	Rolls-Royce Holdings PLC (Capital Goods)*	2,467,418
365,100	Smiths Group PLC (Capital Goods)	7,719,921
161,765	SSE PLC (Utilities)	3,732,434

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
466,834	Standard Chartered PLC (Banks)	$3,698,791
28,792	Subsea 7 SA (Energy)	329,107

		159,815,017

United States – 5.9%
22,555	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,502,809
585,973	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	21,112,607
107,668	Nestle SA (Food, Beverage & Tobacco)	13,812,682
11,239	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,519,383
1,040,700	Samsonite International SA (Consumer Durables & Apparel)*(b)	3,297,817
245,677	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	26,476,192
90,532	Schneider Electric SE (Capital Goods)	15,788,053
40,864	Stellantis NV (Automobiles & Components)	677,794
626,114	Tenaris SA (Energy)	8,956,736

		98,144,073

TOTAL COMMON STOCKS
(Cost $1,446,968,591)		$1,599,388,055

Shares	Description	Rate	Value

Preferred Stock – 0.1%
Germany – 0.1%
18,378	Bayerische Motoren Werke AG (Automobiles & Components)	6.13%	$1,953,486
(Cost $1,492,609)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,448,461,200)			$1,601,341,541

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 4.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
67,923,861	4.766%	$67,923,861
(Cost $67,923,861)

TOTAL INVESTMENTS – 100.6%
(Cost $1,516,385,061)		$1,669,265,402

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(10,172,445)

NET ASSETS – 100.0%		$1,659,092,957

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	17.1%
Financials	15.6
Health Care	14.7
Consumer Discretionary	13.7
Consumer Staples	9.7
Information Technology	9.3
Materials	5.5
Energy	3.7
Utilities	3.2
Communication Services	2.4
Real Estate	1.0
Securities Lending Reinvestment Vehicle	4.1

TOTAL INVESTMENTS	100.0%

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	231	06/16/23	$10,996,085	$423,994
FTSE 100 Index	40	06/16/23	3,952,482	169,796
Hang Seng Index	7	05/30/23	882,842	(3,274)
MSCI Singapore Index	14	05/30/23	313,291	(5,245)
SPI 200 Index	14	06/15/23	1,694,813	71,827
TOPIX Index	37	06/08/23	5,588,902	312,887

Total Futures Contracts				$969,985

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Australia – 8.8%
1,815,883	Allkem Ltd. (Materials)*	$14,912,939
678,776	Altium Ltd. (Software & Services)	17,302,855
248,049	AUB Group Ltd. (Insurance)	4,546,104
1,129,288	BWP Trust REIT (Equity Real Estate Investment Trusts)	2,911,001
2,421,327	Capricorn Metals Ltd. (Materials)*	7,124,777
236,438	carsales.com Ltd. (Media & Entertainment)	3,749,508
984,136	Centuria Industrial REIT REIT (Equity Real Estate Investment Trusts)	2,046,616
4,090,405	Charter Hall Group REIT (Equity Real Estate Investment Trusts)	30,432,022
4,660,076	Charter Hall Retail REIT (Equity Real Estate Investment Trusts)	11,995,629
201,518	Data#3 Ltd. (Software & Services)	1,017,306
945,886	Deterra Royalties Ltd. (Materials)	2,900,437
12,750	Elders Ltd. (Food, Beverage & Tobacco)	68,646
17,430	EVT Ltd. (Media & Entertainment)	139,688
3,541,928	GrainCorp Ltd., Class A (Consumer Staples Distribution & Retail)	16,047,725
1,194,186	Grange Resources Ltd. (Materials)	490,139
501,343	Helia Group Ltd. (Financial Services)	1,053,114
5,376,132	Incitec Pivot Ltd. (Materials)	11,454,478
22,565	Jumbo Interactive Ltd. (Consumer Services)	196,287
2,990,574	Karoon Energy Ltd. (Energy)*	4,275,047
1,168,037	National Storage REIT REIT (Equity Real Estate Investment Trusts)	1,945,461
729,964	NRW Holdings Ltd. (Capital Goods)	1,173,110
763,174	Nufarm Ltd. (Materials)	2,837,653
1,300,237	Perenti Ltd. (Materials)*	996,396
10,137,279	Perseus Mining Ltd. (Materials)	14,981,831
1,262,383	Premier Investments Ltd. (Consumer Discretionary Distribution & Retail)	21,969,679
5,940	Pro Medicus Ltd. (Health Care Equipment & Services)	243,819
525,871	Ramelius Resources Ltd. (Materials)	458,933
334,046	Regis Resources Ltd. (Materials)	472,654
2,468,535	Sandfire Resources Ltd. (Materials)*	10,755,049
624,705	Seven Group Holdings Ltd. (Capital Goods)	9,867,562
31,509,538	Tabcorp Holdings Ltd. (Consumer Services)	21,978,386
1,860,486	Technology One Ltd. (Software & Services)	18,757,095
2,487,963	Waypoint REIT Ltd. REIT (Equity Real Estate Investment Trusts)	4,321,022

Common Stocks – (continued)
Australia – (continued)
3,781,913	Webjet Ltd. (Consumer Services)*	18,702,878
2,444,587	Whitehaven Coal Ltd. (Energy)	11,731,029

		273,856,875

Austria – 1.7%
125,216	ANDRITZ AG (Capital Goods)	8,132,255
5,242	BAWAG Group AG (Banks)*(a)	255,673
1,278,571	Raiffeisen Bank International AG (Banks)*	19,641,021
846,585	Wienerberger AG (Materials)	25,503,163

		53,532,112

Belgium – 0.7%
59,153	KBC Ancora (Banks)	2,846,918
83,624	Melexis NV (Semiconductors & Semiconductor Equipment)	7,971,449
1,173,551	Proximus SADP (Telecommunication Services)	10,004,038

		20,822,405

China – 1.2%
32,512,900	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	30,319,537
9,375,310	Yanlord Land Group Ltd. (Real Estate Management & Development)	5,992,428

		36,311,965

Denmark – 2.8%
421,374	D/S Norden A/S (Transportation)	26,477,764
85,057	Dfds A/S (Transportation)	3,426,386
391,742	Jyske Bank A/S (Banks)*	28,641,787
111,621	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(a)	2,180,192
57,187	Spar Nord Bank A/S (Banks)	930,173
597,878	Sydbank AS (Banks)	26,673,937

		88,330,239

Finland – 1.2%
311,525	Cargotec OYJ, Class B (Capital Goods)	17,214,685
183,358	Konecranes OYJ (Capital Goods)	7,182,105
975,442	Outokumpu OYJ (Materials)	5,317,691
636,961	Tokmanni Group Corp. (Consumer Discretionary Distribution & Retail)	8,723,345

		38,437,826

France – 4.1%
131,030	Alten SA (Software & Services)	22,276,147
465,884	Coface SA (Insurance)	7,131,021
25,148	ICADE REIT (Equity Real Estate Investment Trusts)	1,181,100
270,695	IPSOS (Media & Entertainment)	14,677,245
92,153	Nexans SA (Capital Goods)	7,929,114
1,464,567	Rexel SA (Capital Goods)*	33,924,675

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
284,022	Rubis SCA (Utilities)	$8,393,922
394,858	SCOR SE (Insurance)	10,213,444
97,873	SOITEC (Semiconductors & Semiconductor Equipment)*	14,456,225
139,959	Verallia SA (Materials)(a)	5,680,982

		125,863,875

Georgia – 0.0%
30,440	Bank of Georgia Group PLC (Banks)	1,132,363

Germany – 6.0%
804,211	AIXTRON SE (Semiconductors & Semiconductor Equipment)	22,768,714
70,312	Bilfinger SE (Commercial & Professional Services)	3,041,952
20,729	CompuGroup Medical SE & Co KgaA (Health Care Equipment & Services)	1,139,744
145,790	CTS Eventim AG & Co. KGaA (Media & Entertainment)*	9,605,403
74,781	Dermapharm Holding SE (Pharmaceuticals, Biotechnology & Life Sciences)	3,754,126
179,322	Duerr AG (Capital Goods)	6,221,932
13,371	Eckert & Ziegler Strahlen- und Medizintechnik AG (Health Care Equipment & Services)	691,528
10,073	Elmos Semiconductor SE (Semiconductors & Semiconductor Equipment)	761,360
77,985	GFT Technologies SE (Software & Services)	3,079,776
477,144	Hensoldt AG (Capital Goods)	17,895,328
498,139	HUGO BOSS AG (Consumer Durables & Apparel)	37,555,474
457,420	Kloeckner & Co SE (Capital Goods)	5,077,340
134,105	Krones AG (Capital Goods)	17,620,726
92,428	PVA TePla AG (Semiconductors & Semiconductor Equipment)*	1,979,262
176,577	Siltronic AG (Semiconductors & Semiconductor Equipment)	12,726,820
42,410	Stroeer SE & Co. KGaA (Media & Entertainment)	2,325,735
1,930,809	TeamViewer SE (Software & Services)*(a)	35,634,629
324,296	TUI AG (Consumer Services)*(b)	2,076,790
14,378	Vitesco Technologies Group AG (Automobiles & Components)*	984,623

		184,941,262

Guernsey – 0.1%
4,308,548	Balanced Commercial Property Trust Ltd. REIT (Equity Real Estate Investment Trusts)	4,461,626

Common Stocks – (continued)
Hong Kong – 1.0%
9,100	ASMPT Ltd. (Semiconductors & Semiconductor Equipment)	71,546
605,000	Fortune Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts)	506,123
619,000	Hang Lung Group Ltd. (Real Estate Management & Development)	1,088,217
4,566,000	Kerry Properties Ltd. (Real Estate Management & Development)	11,780,763
1,268,000	Luk Fook Holdings International Ltd. (Consumer Discretionary Distribution & Retail)	4,063,338
12,508,000	Pacific Basin Shipping Ltd. (Transportation)	4,352,239
355,000	Sun Hung Kai & Co. Ltd. (Financial Services)	130,987
11,766,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	9,526,713

		31,519,926

Indonesia – 0.2%
6,422,400	First Resources Ltd. (Food, Beverage & Tobacco)	7,404,278

Israel – 2.3%
88,576	Airport City Ltd. (Real Estate Management & Development)*	1,134,401
250,362	Alony Hetz Properties & Investments Ltd. (Real Estate Management & Development)	1,976,933
259,752	Amot Investments Ltd. (Real Estate Management & Development)	1,376,551
17,388	Big Shopping Centers Ltd. (Real Estate Management & Development)*	1,482,926
45,498	Camtek Ltd./Israel (Semiconductors & Semiconductor Equipment)*	1,179,594
119,975	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	1,845,957
3,744	Delek Group Ltd. (Energy)	407,853
1,835	Delta Galil Ltd. (Consumer Durables & Apparel)	77,661
12,462	Elco Ltd. (Capital Goods)	432,572
255,502	Energix-Renewable Energies Ltd. (Utilities)	760,358
57,107	Enlight Renewable Energy Ltd. (Utilities)*	946,401
22,850	Fattal Holdings 1998 Ltd. (Consumer Services)*	2,053,028
20,415	Fox Wizel Ltd. (Consumer Discretionary Distribution & Retail)	1,717,648
211,479	G City Ltd. (Real Estate Management & Development)	663,882

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
631,540	Harel Insurance Investments & Financial Services Ltd. (Insurance)	$5,668,762
197,154	Israel Canada T.R Ltd. (Real Estate Management & Development)	364,222
11,524	Israel Corp. Ltd. (Materials)	3,375,280
23,247	Melisron Ltd. (Real Estate Management & Development)	1,554,108
1,458,383	Mivne Real Estate KD Ltd. (Real Estate Management & Development)	4,085,319
47,331	Nova Ltd. (Semiconductors & Semiconductor Equipment)*	4,400,914
1,956,177	Oil Refineries Ltd. (Energy)	544,694
52,570	OPC Energy Ltd. (Utilities)*	375,114
28,770	Partner Communications Co. Ltd. (Telecommunication Services)*	140,170
47,479	Perion Network Ltd. (Media & Entertainment)*	1,711,007
924,667	Phoenix Holdings Ltd. (The) (Insurance)	9,920,168
947,942	Plus500 Ltd. (Financial Services)	19,835,597
103,142	Shapir Engineering and Industry Ltd. (Capital Goods)	737,121
122,012	Shikun & Binui Ltd. (Capital Goods)*	261,881
522,166	Shufersal Ltd. (Consumer Staples Distribution & Retail)*	2,661,659
31,572	Strauss Group Ltd. (Food, Beverage & Tobacco)*	703,996

		72,395,777

Italy – 4.2%
168,105	Banca IFIS SpA (Financial Services)	2,823,239
1,316,320	Banca Mediolanum SpA (Financial Services)	11,901,298
1,921,033	Banca Popolare di Sondrio SPA (Banks)	8,726,828
1,732,866	Banco BPM SpA (Banks)(b)	7,045,975
1,426,540	BFF Bank SpA (Financial Services)(a)	13,727,809
188,504	Brunello Cucinelli SpA (Consumer Durables & Apparel)	18,049,724
500,288	Iren SpA (Utilities)	1,081,140
2,679,905	Leonardo SpA (Capital Goods)	31,936,166
3,941,462	OVS SpA (Consumer Durables & Apparel)(a)	11,849,133
165,801	Reply SpA (Software & Services)	19,316,222
351,778	Technogym SpA (Consumer Durables & Apparel)(a)	3,210,061
7,617	Tod’s SpA (Consumer Durables & Apparel)*	321,960

		129,989,555

Japan – 31.7%
842,300	Air Water, Inc. (Materials)	10,643,118

Common Stocks – (continued)
Japan – (continued)
198,400	Alps Alpine Co. Ltd. (Technology Hardware & Equipment)	1,811,404
54,700	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	1,367,662
47,700	Chugoku Electric Power Co., Inc. (The) (Utilities)*	251,174
4,980,200	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	27,557,162
1,620,100	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	17,458,609
61,100	Daido Steel Co. Ltd. (Materials)	2,352,973
156,300	Descente Ltd. (Consumer Durables & Apparel)	4,964,411
392,200	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	6,184,779
535,900	Electric Power Development Co. Ltd. (Utilities)	8,568,901
926,600	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	20,956,443
4,197,400	Fujikura Ltd. (Capital Goods)	28,618,360
149,400	Fukuyama Transporting Co. Ltd. (Transportation)	3,993,341
98,700	Fuyo General Lease Co. Ltd. (Financial Services)	7,223,382
1,284,200	Gree, Inc. (Media & Entertainment)	6,652,901
2,273,400	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	26,938,951
183,700	Hanwa Co. Ltd. (Capital Goods)	5,688,287
616,000	Heiwa Corp. (Consumer Services)	12,162,384
312,200	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	8,635,326
42,200	Hitachi Zosen Corp. (Capital Goods)	261,712
80,200	Hokkaido Electric Power Co., Inc. (Utilities)*	302,122
118,900	Horiba Ltd. (Technology Hardware & Equipment)	6,550,525
973,300	Ichigo, Inc. (Real Estate Management & Development)	1,862,308
38,300	IHI Corp. (Capital Goods)	965,088
1,058,500	Iino Kaiun Kaisha Ltd. (Transportation)	7,965,215
21,856	Industrial & Infrastructure Fund Investment Corp. REIT (Equity Real Estate Investment Trusts)	25,047,352
1,061,200	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	11,716,451
1,978,300	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	20,806,283
481,300	Jeol Ltd. (Health Care Equipment & Services)	14,042,654
1,528,900	JGC Holdings Corp. (Capital Goods)	19,126,960

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
218,300	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	$7,744,553
898,200	Kamigumi Co. Ltd. (Transportation)	19,684,827
806,700	Kanematsu Corp. (Capital Goods)	10,500,613
4,736	Kenedix Retail REIT Corp. REIT (Equity Real Estate Investment Trusts)	8,521,088
41,200	Kinden Corp. (Capital Goods)	561,750
3,933,000	Kobe Steel Ltd. (Materials)	29,304,162
9,300	Kohnan Shoji Co. Ltd. (Consumer Discretionary Distribution & Retail)	250,920
180,500	Konica Minolta, Inc. (Technology Hardware & Equipment)	752,932
73,000	Kureha Corp. (Materials)	4,532,124
70,500	KYB Corp. (Automobiles & Components)	2,249,069
26,200	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	1,057,592
3,593	LaSalle Logiport REIT (Equity Real Estate Investment Trusts)	4,268,494
34,400	Life Corp. (Consumer Staples Distribution & Retail)	729,716
1,136,200	Lion Corp. (Household & Personal Products)	12,386,654
111,000	Mandom Corp. (Household & Personal Products)	1,319,493
65,000	Mani, Inc. (Health Care Equipment & Services)	850,631
546,400	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	10,172,442
83,800	Maruichi Steel Tube Ltd. (Materials)	1,895,649
395,800	Meitec Corp. (Commercial & Professional Services)	6,688,215
538,000	Menicon Co. Ltd. (Health Care Equipment & Services)	11,426,751
146,200	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,825,030
80	Mitsubishi Estate Logistics REIT Investment Corp. REIT (Equity Real Estate Investment Trusts)	245,331
1,243,200	Mitsubishi Logistics Corp. (Transportation)	30,805,531
113,400	Mitsubishi Research Institute, Inc. (Software & Services)	4,114,467
78,400	Mitsui-Soko Holdings Co. Ltd. (Transportation)	2,301,257
737,400	MIXI, Inc. (Media & Entertainment)	15,589,501
52,700	Mizuho Leasing Co. Ltd. (Financial Services)	1,476,772
34,000	Monogatari Corp. (The) (Consumer Services)	714,670
49,600	Nakanishi, Inc. (Health Care Equipment & Services)	939,663

Common Stocks – (continued)
Japan – (continued)
217,200	NHK Spring Co. Ltd. (Automobiles & Components)	1,610,349
75,000	Nichicon Corp. (Technology Hardware & Equipment)	710,944
38,100	Nippon Kayaku Co. Ltd. (Materials)	345,633
6,943	NIPPON REIT Investment Corp. REIT (Equity Real Estate Investment Trusts)	16,298,109
22,000	Nippon Shokubai Co. Ltd. (Materials)	882,017
37,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	924,779
561,800	Nisshinbo Holdings, Inc. (Capital Goods)	4,325,063
2,723,600	Nissui Corp. (Food, Beverage & Tobacco)	11,908,878
37,000	Niterra Co. Ltd. (Automobiles & Components)	775,514
772,100	NS United Kaiun Kaisha Ltd. (Transportation)	22,612,263
8,498	NTT UD REIT Investment Corp. REIT (Equity Real Estate Investment Trusts)	8,189,946
7,300	Ohsho Food Service Corp. (Consumer Services)	332,438
66,600	OKUMA Corp. (Capital Goods)	2,957,481
202,100	Open Door, Inc. (Consumer Services)*(b)	2,177,914
567,080	Orient Corp. (Financial Services)	4,730,950
118,900	OSG Corp. (Capital Goods)	1,670,272
95,000	Pigeon Corp. (Household & Personal Products)	1,479,300
16,800	Pilot Corp. (Commercial & Professional Services)	559,897
926,500	Resorttrust, Inc. (Consumer Services)	15,299,127
7,081,800	Round One Corp. (Consumer Services)	30,634,225
139,100	RS Technologies Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,125,228
167,400	Saizeriya Co. Ltd. (Consumer Services)	4,208,867
14,700	SAMTY Co. Ltd. (Real Estate Management & Development)	239,935
2,200	San-A Co. Ltd., Class A (Consumer Staples Distribution & Retail)	74,387
47,900	Sangetsu Corp. (Consumer Durables & Apparel)	798,733
727,100	Sankyo Co. Ltd. (Consumer Durables & Apparel)	32,076,988
511,900	Sankyu, Inc. (Transportation)	18,054,572
4,164,900	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	35,041,927

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
18,100	Sanyo Special Steel Co. Ltd. (Materials)	$320,344
12,700	Sato Holdings Corp. (Commercial & Professional Services)	214,912
35,700	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,033,000
371,900	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	30,250,068
8,700	Seiko Group Corp (Consumer Durables & Apparel)	190,966
147,400	Seino Holdings Co. Ltd. (Transportation)	1,636,435
16,076	Sekisui House REIT, Inc. REIT (Equity Real Estate Investment Trusts)	9,112,511
1,468,000	Shikoku Electric Power Co., Inc. (Utilities)*	8,673,528
3,878,400	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	15,121,043
59,800	Starts Corp., Inc. (Real Estate Management & Development)	1,130,089
1,321,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	31,918,000
38,700	Sumitomo Osaka Cement Co. Ltd. (Materials)	1,088,402
1,167,800	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,326,352
497,700	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	21,493,632
397,200	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	5,867,568
240,400	Takuma Co. Ltd. (Capital Goods)	2,515,019
51,600	TKP Corp. (Real Estate Management & Development)*	1,035,295
1,432,300	Toho Gas Co. Ltd. (Utilities)	26,798,898
126,200	Tokai Carbon Co. Ltd. (Materials)	1,146,869
280,400	Tokyo Century Corp. (Financial Services)	9,646,368
37,700	Tokyo Steel Manufacturing Co. Ltd. (Materials)	379,385
329,100	Tokyotokeiba Co. Ltd. (Consumer Services)	10,389,863
5,118,500	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	25,975,337
738	Tokyu REIT, Inc. REIT (Equity Real Estate Investment Trusts)	985,920
510,400	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	22,787,805
193,400	Transcosmos, Inc. (Commercial & Professional Services)	4,512,481

Common Stocks – (continued)
Japan – (continued)
61,400	United Arrows Ltd. (Consumer Discretionary Distribution & Retail)	896,136
467,300	Universal Entertainment Corp. (Consumer Durables & Apparel)*	9,837,419
82,300	UT Group Co. Ltd. (Commercial & Professional Services)*	1,575,396
161,400	Yellow Hat Ltd. (Consumer Discretionary Distribution & Retail)	2,294,061

		982,784,973

Malta – 0.1%
167,173	Kambi Group PLC (Consumer Services)*	2,795,185

Netherlands – 0.2%
23,270	Basic-Fit NV (Consumer Services)*(a)(b)	986,809
50,815	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)(b)	4,574,046
136,862	Koninklijke BAM Groep NV (Capital Goods)	299,926

		5,860,781

Norway – 3.7%
5,661,872	Aker Solutions ASA (Energy)	20,208,569
2,325,641	Elkem ASA (Materials)*(a)	7,871,367
1,901,899	Europris ASA (Consumer Discretionary Distribution & Retail)(a)	13,620,802
98,523	FLEX LNG Ltd. (Energy)(b)	3,417,341
1,616,194	Golden Ocean Group Ltd. (Transportation)	14,888,023
1,424,905	Hoegh Autoliners ASA (Transportation)	9,239,042
260,071	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	1,369,475
10,005,430	MPC Container Ships ASA (Transportation)	16,419,377
7,451,899	Norwegian Air Shuttle ASA (Transportation)*	7,241,237
110,385	Stolt-Nielsen Ltd. (Transportation)	3,182,903
767,878	TGS ASA (Energy)	12,042,144
256,767	Veidekke ASA (Capital Goods)	2,953,879
171,971	Wallenius Wilhelmsen ASA (Transportation)	1,287,037

		113,741,196

Portugal – 0.5%
341,478	NOS SGPS SA (Telecommunication Services)	1,500,584
225,206	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	653,999
10,793,378	Sonae SGPS SA (Consumer Staples Distribution & Retail)	12,308,218

		14,462,801

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 0.7%
1,490,400	ComfortDelGro Corp. Ltd. (Transportation)	$1,334,167
21,909	Kenon Holdings Ltd. (Utilities)	582,865
283,200	Mapletree Industrial Trust REIT (Equity Real Estate Investment Trusts)	506,253
5,563,300	Sembcorp Industries Ltd. (Utilities)	17,900,747
829,700	Sheng Siong Group Ltd. (Consumer Staples Distribution & Retail)	1,101,936

		21,425,968

Spain – 1.5%
350,200	Acerinox SA (Materials)	3,783,651
1,045,790	Bankinter SA (Banks)	6,183,990
18,450	Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals, Biotechnology & Life Sciences)	816,199
492,628	Melia Hotels International SA (Consumer Services)*	3,180,781
3,639,588	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts)	32,180,530

		46,145,151

Sweden – 6.9%
218,971	AddLife AB, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,594,725
1,507,327	Alleima AB (Materials)*	7,737,828
2,165,575	Arjo AB, Class B (Health Care Equipment & Services)	9,606,878
1,835,933	Betsson AB, Class B (Consumer Services)*	19,818,312
61,967	Bilia AB, Class A (Consumer Discretionary Distribution & Retail)	699,340
651,892	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	8,109,261
798,699	Bravida Holding AB (Commercial & Professional Services)(a)	9,723,960
1,212,772	Elekta AB, Class B (Health Care Equipment & Services)	10,197,221
125,519	Fabege AB (Real Estate Management & Development)	1,006,626
279,026	Hexpol AB (Materials)*	3,288,547
785,148	Inwido AB (Capital Goods)(b)	8,250,611
61,121	Lindab International AB (Capital Goods)	978,877
88,792	Loomis AB (Commercial & Professional Services)	2,842,125
63,924	MEKO AB (Consumer Discretionary Distribution & Retail)	783,869
1,040,798	Modern Times Group MTG AB, Class B (Media & Entertainment)*	8,367,174
152,831	Mycronic AB (Technology Hardware & Equipment)	3,248,099

Common Stocks – (continued)
Sweden – (continued)
279,024	New Wave Group AB, Class B (Consumer Durables & Apparel)	5,635,211
500,336	Pandox AB (Real Estate Management & Development)	5,961,725
25,299	Paradox Interactive AB (Media & Entertainment)	621,679
611,550	Saab AB, Class B (Capital Goods)	34,338,098
20,159	Sectra AB, Class B (Health Care Equipment & Services)*	318,317
913,864	SSAB AB, Class A (Materials)	6,490,131
3,940,809	SSAB AB, Class B (Materials)	26,636,246
231,634	Stillfront Group AB (Media & Entertainment)*	493,518
1,063,512	Trelleborg AB, Class B (Capital Goods)(b)	26,724,048
405,849	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	9,137,575

		213,610,001

Switzerland – 3.2%
6,671,006	Aryzta AG (Food, Beverage & Tobacco)*	11,852,822
1,492	Belimo Holding AG (Capital Goods)	720,082
15,335	Bucher Industries AG (Capital Goods)	6,906,054
20,788	Burckhardt Compression Holding AG (Capital Goods)	12,836,318
62,733	DKSH Holding AG (Commercial & Professional Services)	4,996,738
8,203	Georg Fischer AG (Capital Goods)	598,162
159,443	Huber + Suhner AG (Capital Goods)	13,133,195
112,079	Implenia AG (Capital Goods)	5,057,811
198	Interroll Holding AG (Capital Goods)	722,676
68,563	Mobilezone Holding AG (Consumer Discretionary Distribution & Retail)	1,049,249
72,591	Tecan Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	31,633,174
30,592	u-blox Holding AG (Semiconductors & Semiconductor Equipment)*	3,687,721
2,790	Ypsomed Holding AG (Health Care Equipment & Services)	648,595
55,956	Zehnder Group AG (Capital Goods)	4,570,524

		98,413,121

United Kingdom – 14.0%
317,942	B&M European Value Retail SA (Consumer Discretionary Distribution & Retail)	1,919,402
3,166,611	Babcock International Group PLC (Capital Goods)*	12,658,234
3,259,527	Balfour Beatty PLC (Capital Goods)	15,689,266
1,420,165	Beazley PLC (Insurance)	10,654,745
359,412	Bellway PLC (Consumer Durables & Apparel)	10,897,189

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
183,963	Big Yellow Group PLC REIT (Equity Real Estate Investment Trusts)	$2,831,729
140,606	Bodycote PLC (Capital Goods)	1,220,160
1,139,314	Britvic PLC (Food, Beverage & Tobacco)	13,098,221
747,755	Central Asia Metals PLC (Materials)	1,931,170
26,275,959	Centrica PLC (Utilities)	37,757,315
56,208	Clarkson PLC (Transportation)	2,189,823
456,292	Computacenter PLC (Software & Services)	13,228,349
476,491	Crest Nicholson Holdings PLC (Consumer Durables & Apparel)	1,610,095
644,219	Dr Martens PLC (Consumer Durables & Apparel)	1,343,129
681,686	Drax Group PLC (Utilities)	5,393,844
2,445,937	DS Smith PLC (Materials)	9,549,588
81,885	easyJet PLC (Transportation)*	513,737
26,512	Fevertree Drinks PLC (Food, Beverage & Tobacco)	451,805
836,788	Firstgroup PLC (Transportation)	1,180,231
33,416	Frasers Group PLC (Consumer Discretionary Distribution & Retail)*	322,921
29,366	Games Workshop Group PLC (Consumer Durables & Apparel)	3,665,407
176,807	Greggs PLC (Consumer Services)	6,279,465
1,422,716	Hays PLC (Commercial & Professional Services)	2,041,107
3,636,556	IG Group Holdings PLC (Financial Services)	33,570,987
2,241,032	Inchcape PLC (Consumer Discretionary Distribution & Retail)	22,814,747
484,046	Intermediate Capital Group PLC (Financial Services)	7,947,976
215,222	Investec PLC (Financial Services)	1,199,765
531,590	J D Wetherspoon PLC (Consumer Services)*	4,763,384
453,193	JET2 PLC (Transportation)	6,999,184
133,485	Lancashire Holdings Ltd. (Insurance)	1,028,882
21,742	Liontrust Asset Management PLC (Financial Services)	235,457
9,774,288	Man Group PLC (Financial Services)	27,954,192
1,237,051	Melrose Industries PLC (Capital Goods)	6,372,172
589,462	Moneysupermarket.com Group PLC (Media & Entertainment)	2,035,495
218,230	Morgan Sindall Group PLC (Capital Goods)	4,654,610
1,269,510	Pagegroup PLC (Commercial & Professional Services)	7,245,018
1,108,926	Paragon Banking Group PLC (Financial Services)	7,003,061

Common Stocks – (continued)
United Kingdom – (continued)
971,881	Playtech PLC (Consumer Services)*	7,054,858
3,807,480	QinetiQ Group PLC (Capital Goods)	17,790,757
360,881	Redde Northgate PLC (Transportation)	1,705,301
510,052	Redrow PLC (Consumer Durables & Apparel)	3,325,330
2,462,280	Rightmove PLC (Media & Entertainment)	17,822,185
2,884,706	Rotork PLC (Capital Goods)	11,888,711
278,144	RS GROUP PLC (Capital Goods)	3,227,042
1,014,382	Safestore Holdings PLC REIT (Equity Real Estate Investment Trusts)	12,644,623
478,563	Serica Energy PLC (Energy)	1,430,432
452,480	Spectris PLC (Technology Hardware & Equipment)	21,428,382
3,253,474	SSP Group PLC (Consumer Services)*	10,540,945
1,522,219	Subsea 7 SA (Energy)(b)	17,399,745
27,451	Telecom Plus PLC (Utilities)	623,053
236,975	TORM PLC, Class A (Energy)	7,417,205
931,085	Tritax Big Box REIT PLC REIT (Equity Real Estate Investment Trusts)	1,819,115
5,588,229	UK Commercial Property REIT Ltd. REIT (Equity Real Estate Investment Trusts)	3,772,678
387,854	UNITE Group PLC (The) REIT (Equity Real Estate Investment Trusts)	4,679,959

		434,822,183

United States – 0.9%
842,135	Signify NV (Capital Goods)(a)	28,124,317

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,799,102,303)		$3,031,185,761

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.5%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
77,685,548	4.766%	$77,685,548
(Cost $77,685,548)

TOTAL INVESTMENTS – 100.2%
(Cost $2,876,787,851)		$3,108,871,309

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(7,119,843)

NET ASSETS – 100.0%		$3,101,751,466

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	24.9%
Consumer Discretionary	14.6
Information Technology	10.9
Financials	9.8
Real Estate	8.4
Materials	7.3
Health Care	6.1
Consumer Staples	5.6
Utilities	3.8
Communication Services	3.6
Energy	2.5
Securities Lending Reinvestment Vehicle	2.5

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	187	06/16/23	$8,901,593	$(23,638)
FTSE 100 Index	41	06/16/23	4,051,294	(11,012)
Hang Seng Index	4	05/30/23	504,481	3,782
MSCI Singapore Index	18	05/30/23	402,803	(4,125)
SPI 200 Index	17	06/15/23	2,057,987	(21,961)
TOPIX Index	46	06/08/23	6,948,365	34,374

Total Futures Contracts				$(22,580)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,660,906,327, $1,448,461,200 and $2,799,102,303, respectively)(a)	$1,750,620,664	$1,601,341,541	$3,031,185,761
Investments in affiliated issuers, at value (cost $29,923,777, $— and $—, respectively)	29,923,777	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	977,900	67,923,861	77,685,548
Cash	10,088,133	14,441,935	23,359,228
Foreign currency, at value (cost $8,572,516, $32,107,920 and $16,037,433, respectively)	8,599,890	31,701,388	16,047,279
Receivables:
Investments sold	67,563,812	46,474,267	71,128,785
Dividends	6,668,689	8,744,964	17,062,562
Fund shares sold	2,194,984	574,371	2,738,145
Collateral on certain derivative contracts	1,084,971	3,159	1,464,988
Reimbursement from investment adviser	723,197	72,797	730,291
Foreign tax reclaims	292,398	9,425,859	9,877,288
Securities lending income	9,290	113,897	224,876
Variation margin on futures contracts	184,729	102,424	125,479
Other assets	112,697	103,355	128,420
Total assets	1,879,045,131	1,781,023,818	3,251,758,650

Liabilities:
Payables:
Investments purchased	67,546,863	49,707,837	67,231,760
Management fees	1,473,866	1,055,494	2,109,033
Fund shares redeemed	1,420,236	2,827,630	1,808,127
Payable upon return of securities loaned	977,900	67,923,861	77,685,548
Distribution and Service fees and Transfer Agency fees	78,907	105,678	141,532
Accrued expenses	866,629	310,361	1,031,184
Total liabilities	72,364,401	121,930,861	150,007,184

Net Assets:
Paid-in capital	2,151,504,086	1,658,407,533	3,365,916,884
Total distributable earnings (loss)	(344,823,356)	685,424	(264,165,418)
NET ASSETS	$1,806,680,730	$1,659,092,957	$3,101,751,466
Net Assets:
Class A	$31,119,302	$77,701,901	$74,106,225
Class C	3,734,366	8,236,767	13,162,024
Institutional	1,092,874,932	715,016,969	2,362,146,761
Service	—	2,282,604	—
Investor	74,949,535	67,756,685	88,494,050
Class R6	517,587,992	413,849,474	523,444,273
Class R	20,708,294	5,706,418	—
Class P	65,706,309	368,542,139	40,398,133
Total Net Assets	$1,806,680,730	$1,659,092,957	$3,101,751,466
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,016,521	6,128,299	6,286,330
Class C	487,891	661,734	1,151,424
Institutional	141,720,992	54,613,908	201,055,971
Service	—	177,508	—
Investor	9,733,362	5,440,450	7,560,306
Class R6	67,197,949	31,639,595	44,443,812
Class R	2,729,586	464,301	—
Class P	8,530,093	28,199,638	3,430,360
Net asset value, offering and redemption price per share:(b)
Class A	$7.75	$12.68	$11.79
Class C	7.65	12.45	11.43
Institutional	7.71	13.09	11.75
Service	—	12.86	—
Investor	7.70	12.45	11.71
Class R6	7.70	13.08	11.78
Class R	7.59	12.29	—
Class P	7.70	13.07	11.78

(a)	Includes loaned securities having a market value of $892,586, $63,964,012 and $73,486,580, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund Funds is $8.20, $13.42 and $12.48, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2023 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,768,985, $1,156,062 and $6,033,313, respectively)	$33,470,913	$30,612,399	$51,985,495

Dividends — affiliated issuers	185,521	4,292	3,160

Securities lending income — affiliated issuer	28,611	252,059	439,367

Total investment income	33,685,045	30,868,750	52,428,022

Expenses:

Management fees	8,682,536	6,302,079	12,669,470

Custody, accounting and administrative services	1,169,404	245,275	1,105,802

Transfer Agency fees(a)	397,792	380,217	695,764

Registration fees	140,153	84,685	92,950

Distribution and/or Service (12b-1) fees(a)	102,210	142,558	143,709

Professional fees	74,050	95,026	96,205

Printing and mailing costs	21,414	19,624	121,207

Trustee fees	14,378	14,664	15,788

Service fees — Class C	4,647	10,430	17,076

Shareholder Administration fees — Service Shares	—	2,662	—

Other	7,735	20,672	42,623

Total expenses	10,614,319	7,317,892	15,000,594

Less — expense reductions	(987,947)	(433,250)	(1,226,720)

Net expenses	9,626,372	6,884,642	13,773,874

NET INVESTMENT INCOME	24,058,673	23,984,108	38,654,148

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(74,912,108)	17,355,402	(6,266,411)

Futures contracts	(2,845,155)	(44,905)	3,292,335

Foreign currency transactions	(960,751)	729,446	620,105

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	288,933,209	288,746,839	501,080,044

Futures contracts	3,600,401	969,985	469,931

Foreign currency translations	33,170	162,393	387,018

Net realized and unrealized gain	213,848,766	307,919,160	499,583,022

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$237,907,439	$331,903,268	$538,237,170

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	$38,161	$13,942	$—	$50,107	$24,424	$2,974	$209,904	$—	$60,986	$73,030	$16,034	$10,440
International Equity Insights	94,384	31,289	2,662	14,223	60,406	6,675	137,423	426	55,221	62,379	4,551	53,136
International Small Cap Insights	92,480	51,229	—	—	59,188	10,929	471,313	—	71,708	76,752	—	5,874

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:
Net investment income	$24,058,673	$48,364,466	$23,984,108	$58,645,100

Net realized gain (loss)	(78,718,014)	(354,012,330)	18,039,943	(159,155,606)

Net change in unrealized gain (loss)	292,566,780	(305,519,942)	289,879,217	(410,714,666)
Net increase (decrease) in net assets resulting from operations	237,907,439	(611,167,806)	331,903,268	(511,225,172)

Distributions to shareholders:
From distributable earnings:

Class A Shares	(648,748)	(8,031,963)	(2,661,485)	(6,018,415)

Class C Shares	(50,511)	(943,653)	(214,927)	(744,639)

Institutional Shares	(27,005,939)	(181,910,548)	(26,688,203)	(72,980,996)

Service Shares	—	—	(69,208)	(155,727)

Investor Shares	(1,951,545)	(17,824,612)	(2,637,002)	(5,961,017)

Class R6 Shares	(12,780,575)	(99,744,666)	(16,439,891)	(39,942,112)

Class R Shares	(384,153)	(4,417,480)	(194,401)	(452,341)

Class P Shares	(1,800,643)	(25,054,959)	(13,005,096)	(28,448,250)
Total distributions to shareholders	(44,622,114)	(337,927,881)	(61,910,213)	(154,703,497)

From share transactions:
Proceeds from sales of shares	378,119,454	964,906,401	154,642,176	563,030,176

Reinvestment of distributions	39,227,947	318,435,948	44,885,211	124,852,157

Cost of shares redeemed	(337,313,293)	(727,386,790)	(390,039,806)	(993,513,897)
Net increase (decrease) in net assets resulting from share transactions	80,034,108	555,955,559	(190,512,419)	(305,631,564)
TOTAL INCREASE (DECREASE)	273,319,433	(393,140,128)	79,480,636	(971,560,233)

Net Assets:
Beginning of period	1,533,361,297	1,926,501,425	1,579,612,321	2,551,172,554
End of period	$1,806,680,730	$1,533,361,297	$1,659,092,957	$1,579,612,321

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Six Months Ended April 30, 2023 (Unaudited)	For the Fiscal Year Ended October 31, 2022
From operations:
Net investment income	$38,654,148	$101,902,917

Net realized loss	(2,353,971)	(444,735,039)

Net change in unrealized gain (loss)	501,936,993	(669,656,280)
Net increase (decrease) in net assets resulting from operations	538,237,170	(1,012,488,402)

Distributions to shareholders:
From distributable earnings:

Class A Shares	(1,933,210)	(3,065,760)

Class C Shares	(224,982)	(570,555)

Institutional Shares	(68,595,559)	(86,190,468)

Investor Shares	(2,541,993)	(4,455,953)

Class R6 Shares	(15,528,105)	(29,007,109)

Class P Shares	(1,171,633)	(1,934,023)
Total distributions to shareholders	(89,995,482)	(125,223,868)

From share transactions:
Proceeds from sales of shares	414,127,591	1,080,604,320

Reinvestment of distributions	87,292,253	120,740,449

Cost of shares redeemed	(632,718,641)	(1,116,771,975)
Net increase (decrease) in net assets resulting from share transactions	(131,298,797)	84,572,794
TOTAL INCREASE (DECREASE)	316,942,891	(1,053,139,476)

Net Assets:
Beginning of period	2,784,808,575	3,837,948,051
End of period	$3,101,751,466	$2,784,808,575

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.86		$11.87	$10.25	$9.34	$8.98	$11.00

Net investment income(a)	0.09		0.21	0.18	0.10	0.15	0.18

Net realized and unrealized gain (loss)	0.96		(3.18)	1.53	0.96	0.36	(1.66)

Total from investment operations	1.05		(2.97)	1.71	1.06	0.51	(1.48)

Distributions to shareholders from net investment income	(0.16)		(0.17)	(0.09)	(0.15)	(0.15)	(0.12)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.16)		(2.04)	(0.09)	(0.15)	(0.15)	(0.54)

Net asset value, end of period	$7.75		$6.86	$11.87	$10.25	$9.34	$8.98

Total Return(b)	15.27%		(29.83)%	16.60%	11.56%	5.74%	(14.11)%

Net assets, end of period (in 000’s)	$31,119		$27,678	$50,146	$52,068	$72,886	$82,726

Ratio of net expenses to average net assets	1.44	%(c)	1.46%	1.46%	1.47%	1.48%	1.48%

Ratio of total expenses to average net assets	1.57	%(c)	1.51%	1.51%	1.53%	1.56%	1.54%

Ratio of net investment income to average net assets	2.44	%(c)	2.30%	1.45%	1.13%	1.61%	1.72%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.75		$11.69	$10.10	$9.19	$8.83	$10.88

Net investment income(a)	0.06		0.14	0.09	0.04	0.08	0.10

Net realized and unrealized gain (loss)	0.94		(3.13)	1.50	0.94	0.36	(1.64)

Total from investment operations	1.00		(2.99)	1.59	0.98	0.44	(1.54)

Distributions to shareholders from net investment income	(0.10)		(0.08)	—	(0.07)	(0.08)	(0.09)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.10)		(1.95)	—	(0.07)	(0.08)	(0.51)

Net asset value, end of period	$7.65		$6.75	$11.69	$10.10	$9.19	$8.83

Total Return(b)	14.72%		(30.36)%	15.74%	10.65%	5.09%	(14.80)%

Net assets, end of period (in 000’s)	$3,734		$3,163	$5,817	$5,905	$8,303	$8,975

Ratio of net expenses to average net assets	2.19	%(c)	2.21%	2.21%	2.21%	2.23%	2.23%

Ratio of total expenses to average net assets	2.32	%(c)	2.26%	2.26%	2.28%	2.31%	2.29%

Ratio of net investment income to average net assets	1.68	%(c)	1.56%	0.74%	0.41%	0.85%	0.98%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.85		$11.86	$10.24	$9.33	$8.99	$11.01

Net investment income(a)	0.11		0.24	0.23	0.14	0.19	0.19

Net realized and unrealized gain (loss)	0.95		(3.17)	1.52	0.96	0.35	(1.64)

Total from investment operations	1.06		(2.93)	1.75	1.10	0.54	(1.45)

Distributions to shareholders from net investment income	(0.20)		(0.21)	(0.13)	(0.19)	(0.20)	(0.15)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.20)		(2.08)	(0.13)	(0.19)	(0.20)	(0.57)

Net asset value, end of period	$7.71		$6.85	$11.86	$10.24	$9.33	$8.99

Total Return(b)	15.52%		(29.64)%	17.07%	11.90%	6.18%	(13.83)%

Net assets, end of period (in 000’s)	$1,092,875		$925,443	$1,029,785	$961,138	$938,157	$981,091

Ratio of net expenses to average net assets	1.09	%(c)	1.09%	1.09%	1.09%	1.10%	1.10%

Ratio of total expenses to average net assets	1.20	%(c)	1.13%	1.14%	1.16%	1.18%	1.14%

Ratio of net investment income to average net assets	2.78	%(c)	2.76%	1.88%	1.53%	2.01%	1.84%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.84		$11.83	$10.22	$9.32	$8.97	$10.99

Net investment income(a)	0.10		0.22	0.22	0.13	0.18	0.21

Net realized and unrealized gain (loss)	0.95		(3.14)	1.51	0.95	0.36	(1.66)

Total from investment operations	1.05		(2.92)	1.73	1.08	0.54	(1.45)

Distributions to shareholders from net investment income	(0.19)		(0.20)	(0.12)	(0.18)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.19)		(2.07)	(0.12)	(0.18)	(0.19)	(0.57)

Net asset value, end of period	$7.70		$6.84	$11.83	$10.22	$9.32	$8.97

Total Return(b)	15.41%		(29.69)%	16.96%	11.76%	6.06%	(13.90)%

Net assets, end of period (in 000’s)	$74,950		$64,188	$103,200	$89,556	$118,727	$96,779

Ratio of net expenses to average net assets	1.19	%(c)	1.21%	1.21%	1.22%	1.23%	1.23%

Ratio of total expenses to average net assets	1.32	%(c)	1.26%	1.26%	1.28%	1.31%	1.29%

Ratio of net investment income to average net assets	2.68	%(c)	2.51%	1.78%	1.39%	1.92%	1.99%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.84		$11.85	$10.23	$9.33	$8.98	$11.00

Net investment income(a)	0.11		0.24	0.23	0.14	0.17	0.29

Net realized and unrealized gain (loss)	0.95		(3.17)	1.52	0.95	0.38	(1.73)

Total from investment operations	1.06		(2.93)	1.75	1.09	0.55	(1.44)

Distributions to shareholders from net investment income	(0.20)		(0.21)	(0.13)	(0.19)	(0.20)	(0.16)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.20)		(2.08)	(0.13)	(0.19)	(0.20)	(0.58)

Net asset value, end of period	$7.70		$6.84	$11.85	$10.23	$9.33	$8.98

Total Return(b)	15.39%		(29.55)%	17.10%	11.81%	6.32%	(13.84)%

Net assets, end of period (in 000’s)	$517,588		$417,309	$572,973	$465,604	$491,306	$621,590

Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.08%	1.08%	1.09%	1.08%

Ratio of total expenses to average net assets	1.20	%(c)	1.13%	1.13%	1.15%	1.17%	1.15%

Ratio of net investment income to average net assets	2.82	%(c)	2.72%	1.90%	1.53%	1.89%	2.78%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$6.72		$11.66	$10.08	$9.20	$8.86	$10.87

Net investment income(a)	0.08		0.18	0.13	0.08	0.12	0.15

Net realized and unrealized gain (loss)	0.94		(3.10)	1.52	0.95	0.36	(1.64)

Total from investment operations	1.02		(2.92)	1.65	1.03	0.48	(1.49)

Distributions to shareholders from net investment income	(0.15)		(0.15)	(0.07)	(0.15)	(0.14)	(0.10)

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	(0.42)

Total distributions	(0.15)		(2.02)	(0.07)	(0.15)	(0.14)	(0.52)

Net asset value, end of period	$7.59		$6.72	$11.66	$10.08	$9.20	$8.86

Total Return(b)	15.19%		(30.08)%	16.43%	11.19%	5.52%	(14.34)%

Net assets, end of period (in 000’s)	$20,708		$17,352	$24,710	$29,635	$27,790	$20,852

Ratio of net expenses to average net assets	1.69	%(c)	1.71%	1.71%	1.72%	1.73%	1.73%

Ratio of total expenses to average net assets	1.82	%(c)	1.76%	1.76%	1.78%	1.82%	1.79%

Ratio of net investment income to average net assets	2.19	%(c)	2.08%	1.11%	0.91%	1.27%	1.46%

Portfolio turnover rate(d)	79%		167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$6.84		$11.85	$10.23	$9.33	$8.98	$10.84

Net investment income(b)	0.11		0.25	0.24	0.14	0.18	0.18

Net realized and unrealized gain (loss)	0.95		(3.18)	1.51	0.95	0.37	(2.04)

Total from investment operations	1.06		(2.93)	1.75	1.09	0.55	(1.86)

Distributions to shareholders from net investment income	(0.20)		(0.21)	(0.13)	(0.19)	(0.20)	—

Distributions to shareholders from net realized gains	—		(1.87)	—	—	—	—

Total distributions	(0.20)		(2.08)	(0.13)	(0.19)	(0.20)	—

Net asset value, end of period	$7.70		$6.84	$11.85	$10.23	$9.33	$8.98

Total Return(c)	15.37%		(29.55)%	17.10%	11.80%	6.33%	(17.16)%

Net assets, end of period (in 000’s)	$65,706		$78,229	$139,870	$112,229	$125,429	$130,763

Ratio of net expenses to average net assets	1.08	%(d)	1.08%	1.08%	1.08%	1.09%	1.08	%(d)

Ratio of total expenses to average net assets	1.19	%(d)	1.13%	1.13%	1.15%	1.17%	1.17	%(d)

Ratio of net investment income to average net assets	2.78	%(d)	2.73%	1.92%	1.48%	1.96%	3.36	%(d)

Portfolio turnover rate(e)	79%		167%	189%	178%	165%	147%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.75		$14.76	$11.40	$12.46	$11.88	$13.19

Net investment income(a)	0.16		0.31	0.22	0.14	0.23	0.23

Net realized and unrealized gain (loss)	2.19		(3.46)	3.35	(0.92)	0.52	(1.36)

Total from investment operations	2.35		(3.15)	3.57	(0.78)	0.75	(1.13)

Distributions to shareholders from net investment income	(0.42)		(0.41)	(0.21)	(0.28)	(0.17)	(0.18)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.42)		(0.86)	(0.21)	(0.28)	(0.17)	(0.18)

Net asset value, end of period	$12.68		$10.75	$14.76	$11.40	$12.46	$11.88

Total Return(b)	22.28%		(22.56)%	31.50%	(6.44)%	6.58%	(8.71)%

Net assets, end of period (in 000’s)	$77,702		$69,254	$103,852	$204,087	$237,898	$184,222

Ratio of net expenses to average net assets	1.19	%(c)	1.18%	1.17%	1.17%	1.16%	1.14%

Ratio of total expenses to average net assets	1.25	%(c)	1.22%	1.21%	1.23%	1.24%	1.26%

Ratio of net investment income to average net assets	2.65	%(c)	2.44%	1.55%	1.22%	1.97%	1.76%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.49		$14.42	$11.13	$12.13	$11.56	$12.91

Net investment income(a)	0.11		0.21	0.15	0.05	0.14	0.14

Net realized and unrealized gain (loss)	2.15		(3.39)	3.24	(0.90)	0.52	(1.34)

Total from investment operations	2.26		(3.18)	3.39	(0.85)	0.66	(1.20)

Distributions to shareholders from net investment income	(0.30)		(0.30)	(0.10)	(0.15)	(0.09)	(0.15)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.30)		(0.75)	(0.10)	(0.15)	(0.09)	(0.15)

Net asset value, end of period	$12.45		$10.49	$14.42	$11.13	$12.13	$11.56

Total Return(b)	21.83%		(23.16)%	30.53%	(7.08)%	5.79%	(9.45)%

Net assets, end of period (in 000’s)	$8,237		$8,393	$14,406	$13,484	$22,427	$32,338

Ratio of net expenses to average net assets	1.94	%(c)	1.93%	1.92%	1.92%	1.91%	1.89%

Ratio of total expenses to average net assets	2.00	%(c)	1.97%	1.96%	1.98%	1.99%	2.01%

Ratio of net investment income to average net assets	1.82	%(c)	1.69%	1.05%	0.42%	1.25%	1.11%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.11		$15.23	$11.76	$12.83	$12.22	$13.57

Net investment income(a)	0.18		0.36	0.33	0.18	0.29	0.28

Net realized and unrealized gain (loss)	2.27		(3.57)	3.40	(0.93)	0.54	(1.41)

Total from investment operations	2.45		(3.21)	3.73	(0.75)	0.83	(1.13)

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)	(0.22)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)	(0.22)

Net asset value, end of period	$13.09		$11.11	$15.23	$11.76	$12.83	$12.22

Total Return(b)	22.47%		(22.27)%	31.93%	(6.07)%	7.07%	(8.48)%

Net assets, end of period (in 000’s)	$715,017		$675,506	$1,227,429	$810,510	$1,256,782	$1,323,745

Ratio of net expenses to average net assets	0.82	%(c)	0.81%	0.80%	0.79%	0.79%	0.81%

Ratio of total expenses to average net assets	0.88	%(c)	0.85%	0.84%	0.85%	0.85%	0.87%

Ratio of net investment income to average net assets	3.01	%(c)	2.74%	2.25%	1.54%	2.41%	2.08%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.88		$14.91	$11.52	$12.57	$11.98	$13.32

Net investment income(a)	0.16		0.30	0.25	0.12	0.23	0.21

Net realized and unrealized gain (loss)	2.22		(3.52)	3.33	(0.91)	0.52	(1.38)

Total from investment operations	2.38		(3.22)	3.58	(0.79)	0.75	(1.17)

Distributions to shareholders from net investment income	(0.40)		(0.36)	(0.19)	(0.26)	(0.16)	(0.17)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.40)		(0.81)	(0.19)	(0.26)	(0.16)	(0.17)

Net asset value, end of period	$12.86		$10.88	$14.91	$11.52	$12.57	$11.98

Total Return(b)	22.26%		(22.69)%	31.25%	(6.50)%	6.45%	(8.92)%

Net assets, end of period (in 000’s)	$2,283		$1,887	$2,927	$3,675	$5,386	$4,538

Ratio of net expenses to average net assets	1.32	%(c)	1.31%	1.30%	1.29%	1.29%	1.31%

Ratio of total expenses to average net assets	1.38	%(c)	1.35%	1.34%	1.35%	1.35%	1.37%

Ratio of net investment income to average net assets	2.58	%(c)	2.33%	1.71%	1.03%	1.93%	1.57%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.58		$14.55	$11.19	$12.23	$11.67	$12.97

Net investment income(a)	0.16		0.34	0.25	0.16	0.27	0.27

Net realized and unrealized gain (loss)	2.16		(3.42)	3.30	(0.89)	0.50	(1.35)

Total from investment operations	2.32		(3.08)	3.55	(0.73)	0.77	(1.08)

Distributions to shareholders from net investment income	(0.45)		(0.44)	(0.19)	(0.31)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.45)		(0.89)	(0.19)	(0.31)	(0.21)	(0.22)

Net asset value, end of period	$12.45		$10.58	$14.55	$11.19	$12.23	$11.67

Total Return(b)	22.39%		(22.39)%	31.90%	(6.21)%	6.90%	(8.52)%

Net assets, end of period (in 000’s)	$67,757		$69,844	$96,352	$311,446	$549,732	$393,993

Ratio of net expenses to average net assets	0.94	%(c)	0.93%	0.92%	0.92%	0.91%	0.89%

Ratio of total expenses to average net assets	1.00	%(c)	0.97%	0.96%	0.98%	0.99%	1.01%

Ratio of net investment income to average net assets	2.81	%(c)	2.73%	1.86%	1.42%	2.29%	2.09%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$11.10		$15.22	$11.75	$12.82	$12.22	$13.56

Net investment income(a)	0.18		0.37	0.33	0.19	0.30	0.33

Net realized and unrealized gain (loss)	2.27		(3.58)	3.40	(0.94)	0.52	(1.45)

Total from investment operations	2.45		(3.21)	3.73	(0.75)	0.82	(1.12)

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)	(0.22)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)	(0.22)

Net asset value, end of period	$13.08		$11.10	$15.22	$11.75	$12.82	$12.22

Total Return(b)	22.51%		(22.28)%	31.97%	(6.06)%	7.10%	(8.48)%

Net assets, end of period (in 000’s)	$413,849		$407,364	$627,430	$522,707	$595,264	$415,327

Ratio of net expenses to average net assets	0.81	%(c)	0.80%	0.79%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	0.87	%(c)	0.84%	0.83%	0.84%	0.84%	0.86%

Ratio of net investment income to average net assets	2.96	%(c)	2.85%	2.24%	1.61%	2.49%	2.45%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.41		$14.32	$11.08	$12.10	$11.54	$12.85

Net investment income(a)	0.14		0.27	0.21	0.11	0.21	0.19

Net realized and unrealized gain (loss)	2.13		(3.37)	3.21	(0.89)	0.50	(1.33)

Total from investment operations	2.27		(3.10)	3.42	(0.78)	0.71	(1.14)

Distributions to shareholders from net investment income	(0.39)		(0.36)	(0.18)	(0.24)	(0.15)	(0.17)

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.39)		(0.81)	(0.18)	(0.24)	(0.15)	(0.17)

Net asset value, end of period	$12.29		$10.41	$14.32	$11.08	$12.10	$11.54

Total Return(b)	22.20%		(22.79)%	31.19%	(6.69)%	6.36%	(9.01)%

Net assets, end of period (in 000’s)	$5,706		$5,383	$7,896	$8,321	$9,281	$7,548

Ratio of net expenses to average net assets	1.44	%(c)	1.43%	1.42%	1.42%	1.41%	1.40%

Ratio of total expenses to average net assets	1.50	%(c)	1.47%	1.46%	1.48%	1.49%	1.51%

Ratio of net investment income to average net assets	2.36	%(c)	2.20%	1.56%	0.99%	1.79%	1.49%

Portfolio turnover rate(d)	75%		151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.09		$15.21	$11.74	$12.81	$12.21	$13.79

Net investment income(b)	0.19		0.38	0.33	0.19	0.30	0.12

Net realized and unrealized gain (loss)	2.26		(3.59)	3.40	(0.94)	0.52	(1.70)

Total from investment operations	2.45		(3.21)	3.73	(0.75)	0.82	(1.58)

Distributions to shareholders from net investment income	(0.47)		(0.46)	(0.26)	(0.32)	(0.22)	—

Distributions to shareholders from net realized gains	—		(0.45)	—	—	—	—

Total distributions	(0.47)		(0.91)	(0.26)	(0.32)	(0.22)	—

Net asset value, end of period	$13.07		$11.09	$15.21	$11.74	$12.81	$12.21

Total Return(c)	22.53%		(22.29)%	32.00%	(6.06)%	7.03%	(11.46)%

Net assets, end of period (in 000’s)	$368,542		$341,982	$470,881	$357,875	$372,536	$245,618

Ratio of net expenses to average net assets	0.81	%(d)	0.80%	0.79%	0.78%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.87	%(d)	0.84%	0.83%	0.84%	0.84%	0.87	%(d)

Ratio of net investment income to average net assets	3.03	%(d)	2.95%	2.24%	1.62%	2.43%	1.65	%(d)

Portfolio turnover rate(e)	75%		151%	164%	160%	136%	124%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.14		$14.32	$10.96	$11.77	$11.16	$13.39

Net investment income(a)	0.12		0.32	0.27	0.08	0.17	0.17

Net realized and unrealized gain (loss)	1.82		(4.10)	3.28	(0.52)	0.55	(1.39)

Total from investment operations	1.94		(3.78)	3.55	(0.44)	0.72	(1.22)

Distributions to shareholders from net investment income	(0.29)		(0.40)	(0.19)	(0.37)	(0.11)	(0.18)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.83)

Total distributions	(0.29)		(0.40)	(0.19)	(0.37)	(0.11)	(1.01)

Net asset value, end of period	$11.79		$10.14	$14.32	$10.96	$11.77	$11.16

Total Return(b)	19.36%		(27.07)%	32.65%	(3.98)%	6.68%	(9.88)%

Net assets, end of period (in 000’s)	$74,106		$69,230	$150,934	$120,602	$163,427	$193,465

Ratio of net expenses to average net assets	1.25	%(c)	1.24%	1.24%	1.25%	1.26%	1.26%

Ratio of total expenses to average net assets	1.33	%(c)	1.28%	1.30%	1.31%	1.33%	1.31%

Ratio of net investment income to average net assets	2.11	%(c)	2.63%	1.96%	0.76%	1.52%	1.34%

Portfolio turnover rate(d)	75%		156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.77		$13.81	$10.56	$11.34	$10.73	$12.95

Net investment income(a)	0.07		0.23	0.16	— (b)	0.09	0.08

Net realized and unrealized gain (loss)	1.76		(3.98)	3.17	(0.51)	0.54	(1.35)

Total from investment operations	1.83		(3.75)	3.33	(0.51)	0.63	(1.27)

Distributions to shareholders from net investment income	(0.17)		(0.29)	(0.08)	(0.27)	(0.02)	(0.12)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.83)

Total distributions	(0.17)		(0.29)	(0.08)	(0.27)	(0.02)	(0.95)

Net asset value, end of period	$11.43		$9.77	$13.81	$10.56	$11.34	$10.73

Total Return(c)	18.92%		(27.65)%	31.67%	(4.71)%	5.94%	(10.59)%

Net assets, end of period (in 000’s)	$13,162		$13,111	$28,406	$29,190	$51,728	$68,767

Ratio of net expenses to average net assets	2.00	%(d)	1.99%	1.99%	2.00%	2.01%	2.01%

Ratio of total expenses to average net assets	2.07	%(d)	2.03%	2.05%	2.06%	2.08%	2.06%

Ratio of net investment income (loss) to average net assets	1.31	%(d)	1.92%	1.20%	(0.01)%	0.82%	0.61%

Portfolio turnover rate(e)	75%		156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.13		$14.33	$10.97	$11.78	$11.19	$13.42

Net investment income(a)	0.14		0.38	0.33	0.12	0.22	0.21

Net realized and unrealized gain (loss)	1.82		(4.11)	3.27	(0.52)	0.54	(1.38)

Total from investment operations	1.96		(3.73)	3.60	(0.40)	0.76	(1.17)

Distributions to shareholders from net investment income	(0.34)		(0.47)	(0.24)	(0.41)	(0.17)	(0.23)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.83)

Total distributions	(0.34)		(0.47)	(0.24)	(0.41)	(0.17)	(1.06)

Net asset value, end of period	$11.75		$10.13	$14.33	$10.97	$11.78	$11.19

Total Return(b)	19.61%		(26.80)%	33.11%	(3.61)%	7.10%	(9.53)%

Net assets, end of period (in 000’s)	$2,362,147		$2,097,460	$2,579,024	$1,608,195	$2,134,382	$2,250,288

Ratio of net expenses to average net assets	0.88	%(c)	0.87%	0.87%	0.87%	0.87%	0.87%

Ratio of total expenses to average net assets	0.96	%(c)	0.91%	0.92%	0.93%	0.95%	0.92%

Ratio of net investment income to average net assets	2.53	%(c)	3.14%	2.39%	1.13%	1.96%	1.67%

Portfolio turnover rate(d)	75%		156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.08		$14.26	$10.92	$11.72	$11.12	$13.36

Net investment income(a)	0.13		0.36	0.30	0.10	0.19	0.21

Net realized and unrealized gain (loss)	1.82		(4.09)	3.26	(0.51)	0.56	(1.40)

Total from investment operations	1.95		(3.73)	3.56	(0.41)	0.75	(1.19)

Distributions to shareholders from net investment income	(0.32)		(0.45)	(0.22)	(0.39)	(0.15)	(0.22)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.83)

Total distributions	(0.32)		(0.45)	(0.22)	(0.39)	(0.15)	(1.05)

Net asset value, end of period	$11.71		$10.08	$14.26	$10.92	$11.72	$11.12

Total Return(b)	19.52%		(26.90)%	32.88%	(3.72)%	7.01%	(9.72)%

Net assets, end of period (in 000’s)	$88,494		$89,627	$141,731	$131,558	$274,079	$532,484

Ratio of net expenses to average net assets	1.00	%(c)	0.99%	0.99%	1.00%	1.01%	1.01%

Ratio of total expenses to average net assets	1.08	%(c)	1.03%	1.05%	1.06%	1.08%	1.06%

Ratio of net investment income to average net assets	2.32	%(c)	2.98%	2.21%	0.95%	1.74%	1.68%

Portfolio turnover rate(d)	75%		156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.15		$14.36	$10.99	$11.80	$11.21	$13.45

Net investment income(a)	0.14		0.38	0.31	0.13	0.22	0.22

Net realized and unrealized gain (loss)	1.83		(4.12)	3.29	(0.52)	0.54	(1.40)

Total from investment operations	1.97		(3.74)	3.60	(0.39)	0.76	(1.18)

Distributions to shareholders from net investment income	(0.34)		(0.47)	(0.23)	(0.42)	(0.17)	(0.23)

Distributions to shareholders from net realized gains	—		—	—	—	—	(0.83)

Total distributions	(0.34)		(0.47)	(0.23)	(0.42)	(0.17)	(1.06)

Net asset value, end of period	$11.78		$10.15	$14.36	$10.99	$11.80	$11.21

Total Return(b)	19.68%		(26.81)%	33.12%	(3.60)%	7.11%	(9.57)%

Net assets, end of period (in 000’s)	$523,444		$479,843	$878,443	$963,821	$1,192,142	$1,076,035

Ratio of net expenses to average net assets	0.87	%(c)	0.86%	0.86%	0.86%	0.86%	0.85%

Ratio of total expenses to average net assets	0.95	%(c)	0.90%	0.91%	0.92%	0.94%	0.92%

Ratio of net investment income to average net assets	2.51	%(c)	3.06%	2.26%	1.19%	2.01%	1.72%

Portfolio turnover rate(d)	75%		156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Six Months Ended April 30, 2023 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.15		$14.36	$10.99	$11.80	$11.21	$13.08

Net investment income(b)	0.14		0.38	0.33	0.12	0.22	0.08

Net realized and unrealized gain (loss)	1.83		(4.12)	3.28	(0.51)	0.54	(1.95)

Total from investment operations	1.97		(3.74)	3.61	(0.39)	0.76	(1.87)

Distributions to shareholders from net investment income	(0.34)		(0.47)	(0.24)	(0.42)	(0.17)	—

Net asset value, end of period	$11.78		$10.15	$14.36	$10.99	$11.80	$11.21

Total Return(c)	19.68%		(26.81)%	33.15%	(3.60)%	7.11%	(14.30)%

Net assets, end of period (in 000’s)	$40,398		$35,538	$59,410	$43,631	$80,926	$90,943

Ratio of net expenses to average net assets	0.87	%(d)	0.86%	0.86%	0.86%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.95	%(d)	0.90%	0.92%	0.92%	0.94%	0.93	%(d)

Ratio of net investment income to average net assets	2.53	%(d)	3.15%	2.41%	1.08%	1.96%	1.20	%(d)

Portfolio turnover rate(e)	75%		156%	185%	149%	131%	110%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, R6, R and P	Non-Diversified
International Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
International Small Cap Insights	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

58

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2023:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$5,706,716	$33,135,396	$—

Asia	86,683,341	1,427,091,646	—

Europe	614,058	16,543,913	—

North America	58,608,151	—	—

Oceania	5,637,352	—	—

South America	103,689,955	12,910,136	—

Investment Company	29,923,777	—	—

Securities Lending Reinvestment Vehicle	977,900	—	—

Total	$291,841,250	$1,489,681,091	$—

Derivative Type

Assets(b)

Futures Contracts	$853,981	$—	$—

Total	$853,981	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

60

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$2,154,160	$—

Asia	5,348,063	368,305,922	—

Europe	28,864,889	941,293,522	—

North America	21,112,607	77,031,466	—

Oceania	—	157,230,912	—

Securities Lending Reinvestment Vehicle	67,923,861	—	—

Total	$123,249,420	$1,546,015,982	$—

Derivative Type

Assets(b)

Futures Contracts	$978,504	$—	$—

Total	$978,504	$—	$—

Liabilities(b)

Futures Contracts	$(8,519)	$—	$—

Total	$(8,519)	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$19,835,597	$1,132,007,290	$—

Europe	86,777,671	1,490,584,011	—

North America	—	28,124,317	—

Oceania	—	273,856,875	—

Securities Lending Reinvestment Vehicle	77,685,548	—	—

Total	$184,298,816	$2,924,572,493	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS FUND (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$38,156	$—	$—

Total	$38,156	$—	$—

Liabilities(a)

Futures Contracts	$(60,736)	$—	$—

Total	$(60,736)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Emerging Markets Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$853,981	—	$—

International Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$978,504	Variation margin on futures contracts	$(8,519)

International Small Cap Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$38,156	Variation margin on futures contracts	$(60,736)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of April 30, 2023 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,845,155)	$3,600,401

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(44,905)	$969,985

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$3,292,335	$469,931

For the six months ended April 30, 2023, the relevant values for each derivative type was as follows:

Average Number of Contracts(a)
Fund	Futures Contracts
Emerging Markets Equity Insights	653
International Equity Insights	343
International Small Cap Insights	259

(a)	Amounts disclosed represent average number of contracts for futures, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2023.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.78	0.78
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2023, GSAM waived $7,091, $161 and $277 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$932	$—
International Equity Insights	878	—
International Small Cap Insights	1,037	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2023, Goldman Sachs began waiving 0.06% of the average daily net assets of Class A, Class C, Investor, and Class R Shares of the Emerging Markets Equity Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Equity Insights	$7,091	$13,268	$967,588	$987,947
International Equity Insights	161	—	433,089	433,250
International Small Cap Insights	277	—	1,226,443	1,226,720

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2023:

Fund	Beginning Value as of October 31, 2022	Purchased at Cost	Proceeds from Sales	Ending Value as of April 30, 2023	Shares as of April 30, 2023	Dividend Income
Emerging Markets Equity Insights	$5,459,494	$407,869,463	$(383,405,180)	$29,923,777	29,923,777	$185,521
International Equity Insights	—	22,749,665	(22,749,665)	—	—	4,292
International Small Cap Insights	—	14,263,704	(14,263,704)	—	—	3,160

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2023, were as follows:

Fund	Purchase	Sales and Maturities
Emerging Markets Equity Insights	$1,376,118,134	$1,331,217,914
International Equity Insights	1,199,553,168	1,459,860,084
International Small Cap Insights	2,267,333,525	2,421,854,774

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2023		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$3,180	$2,517	$—
International Equity Insights	29,708	17,432	—
International Small Cap Insights	49,349	137	2,166,203

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2023.

Fund	Beginning value as of October 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2023
Emerging Markets Equity Insights	$1,701,266	$35,085,014	$(35,808,380)	$977,900
International Equity Insights	5,817,654	213,308,148	(151,201,941)	67,923,861
International Small Cap Insights	21,447,967	268,210,595	(211,973,014)	77,685,548

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended October 31, 2022, the Funds’ capital loss carryforwards were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Perpetual Short-Term	$(311,363,543)	$(170,061,919)	$(461,587,200)
Perpetual Long-Term	(33,279,705)	—	—
Total Capital Loss Carryfowards	$(344,643,248)	$(170,061,919)	$(461,587,200)

As of April 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax Cost	$1,719,270,939	$1,466,089,839	$2,938,518,715
Gross unrealized gain	389,702,637	344,772,577	632,526,665
Gross unrealized loss	(328,429,135)	(209,520,875)	(462,174,071)
Net unrealized gain (loss)	$61,273,502	$135,251,702	$170,352,594

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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9. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	629,578	$4,822,362	1,139,234	$10,051,175
Reinvestment of distributions	86,134	646,869	818,417	8,011,778
Shares redeemed	(731,904)	(5,614,859)	(2,151,315)	(20,226,898)
	(16,192)	(145,628)	(193,664)	(2,163,945)
Class C Shares
Shares sold	105,823	808,363	64,582	530,995
Reinvestment of distributions	6,789	50,511	98,001	943,653
Shares redeemed	(93,085)	(716,456)	(191,641)	(1,720,784)
	19,527	142,418	(29,058)	(246,136)
Institutional Shares
Shares sold	31,974,934	245,189,260	74,165,248	635,424,773
Reinvestment of distributions	3,109,679	23,198,208	17,222,127	168,236,880
Shares redeemed	(28,467,347)	(216,985,497)	(43,144,190)	(373,712,149)
	6,617,266	51,401,971	48,243,185	429,949,504
Investor Shares
Shares sold	2,593,521	20,021,273	3,968,890	33,777,030
Reinvestment of distributions	261,952	1,951,545	1,822,918	17,774,994
Shares redeemed	(2,512,354)	(19,306,738)	(5,122,494)	(45,918,875)
	343,119	2,666,080	669,314	5,633,149
Class R6 Shares
Shares sold	11,873,132	91,279,593	27,005,926	229,944,414
Reinvestment of distributions	1,502,821	11,196,018	9,632,514	93,996,204
Shares redeemed	(7,166,242)	(56,006,785)	(24,020,041)	(205,626,537)
	6,209,711	46,468,826	12,618,399	118,314,081
Class R Shares
Shares sold	354,015	2,655,580	548,884	4,860,054
Reinvestment of distributions	52,195	384,153	460,887	4,417,480
Shares redeemed	(260,395)	(2,005,999)	(545,548)	(4,762,576)
	145,815	1,033,734	464,223	4,514,958
Class P
Shares sold	1,778,056	13,343,023	6,130,295	50,317,960
Reinvestment of distributions	241,697	1,800,643	2,567,811	25,054,959
Shares redeemed	(4,922,670)	(36,676,959)	(9,072,302)	(75,418,971)
	(2,902,917)	(21,533,293)	(374,196)	(46,052)

NET INCREASE	10,416,329	$80,034,108	61,398,203	$555,955,559

71

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	447,322	$5,344,321	1,211,824	$15,218,091
Reinvestment of distributions	205,096	2,342,201	381,838	5,244,473
Shares redeemed	(968,691)	(11,610,328)	(2,184,926)	(27,873,065)
	(316,273)	(3,923,806)	(591,264)	(7,410,501)
Class C Shares
Shares sold	30,135	350,450	38,238	478,345
Reinvestment of distributions	15,940	179,321	46,326	623,465
Shares redeemed	(184,821)	(2,166,655)	(283,433)	(3,364,455)
	(138,746)	(1,636,884)	(198,869)	(2,262,645)
Institutional Shares
Shares sold	6,967,831	86,600,681	21,174,801	272,935,937
Reinvestment of distributions	1,053,147	12,406,075	3,501,048	49,669,529
Shares redeemed	(14,231,247)	(173,661,807)	(44,443,531)	(574,079,124)
	(6,210,269)	(74,655,051)	(19,767,682)	(251,473,658)
Service Shares
Shares sold	15,254	187,188	41,614	506,533
Reinvestment of distributions	5,584	64,720	10,537	146,552
Shares redeemed	(16,742)	(200,878)	(75,020)	(943,746)
	4,096	51,030	(22,869)	(290,661)
Investor Shares
Shares sold	713,325	8,465,785	2,334,270	28,234,502
Reinvestment of distributions	235,237	2,637,002	441,728	5,961,017
Shares redeemed	(2,111,421)	(25,003,196)	(2,796,739)	(33,840,289)
	(1,162,859)	(13,900,409)	(20,741)	355,230
Class R6 Shares
Shares sold	1,303,983	16,112,346	8,149,108	111,753,063
Reinvestment of distributions	1,194,421	14,058,339	2,426,596	34,310,169
Shares redeemed	(7,568,328)	(93,444,426)	(15,093,491)	(192,897,952)
	(5,069,924)	(63,273,741)	(4,517,787)	(46,834,720)
Class R Shares
Shares sold	33,915	397,179	91,169	1,107,258
Reinvestment of distributions	17,370	192,457	33,666	448,702
Shares redeemed	(103,902)	(1,227,132)	(159,219)	(1,931,230)
	(52,617)	(637,496)	(34,384)	(375,270)
Class P Shares
Shares sold	3,098,603	37,184,226	11,060,072	132,796,447
Reinvestment of distributions	1,105,876	13,005,096	2,013,329	28,448,250
Shares redeemed	(6,847,704)	(82,725,384)	(13,196,037)	(158,584,036)
	(2,643,225)	(32,536,062)	(122,636)	2,660,661

NET DECREASE	(15,589,817)	$(190,512,419)	(25,276,232)	$(305,631,564)

72

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2023 (Unaudited)		For the Fiscal Year Ended October 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	335,689	$3,803,394	1,267,423	$15,429,797
Reinvestment of distributions	163,045	1,773,932	202,215	2,679,347
Shares redeemed	(1,042,568)	(11,830,292)	(5,181,715)	(66,968,557)
	(543,834)	(6,252,966)	(3,712,077)	(48,859,413)
Class C Shares
Shares sold	8,357	92,381	22,692	273,534
Reinvestment of distributions	21,115	223,401	43,827	563,181
Shares redeemed	(220,186)	(2,416,707)	(781,977)	(8,997,277)
	(190,714)	(2,100,925)	(715,458)	(8,160,562)
Institutional Shares
Shares sold	33,122,951	371,613,021	77,060,400	919,038,682
Reinvestment of distributions	6,116,747	66,244,371	6,276,089	82,844,371
Shares redeemed	(45,269,706)	(513,468,979)	(56,214,305)	(672,860,547)
	(6,030,008)	(75,611,587)	27,122,184	329,022,506
Investor Shares
Shares sold	1,224,557	13,974,952	2,484,377	29,984,770
Reinvestment of distributions	235,588	2,541,993	338,843	4,455,780
Shares redeemed	(2,789,705)	(31,328,188)	(3,869,213)	(46,089,552)
	(1,329,560)	(14,811,243)	(1,045,993)	(11,649,002)
Class R6 Shares
Shares sold	2,120,383	24,095,469	9,392,486	115,712,651
Reinvestment of distributions	1,415,375	15,356,814	2,136,338	28,263,748
Shares redeemed	(6,354,191)	(71,150,682)	(25,423,719)	(313,550,405)
	(2,818,433)	(31,698,399)	(13,894,895)	(169,574,006)
Class P Shares
Shares sold	47,456	548,374	14,449	164,886
Reinvestment of distributions	106,151	1,151,742	146,295	1,934,022
Shares redeemed	(223,760)	(2,523,793)	(796,954)	(8,305,637)
	(70,153)	(823,677)	(636,210)	(6,206,729)

NET INCREASE/DECREASE	(10,982,702)	$(131,298,797)	7,117,551	$84,572,794

73

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

74

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period  Ended April 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2022 through April 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/22	Ending Account Value 04/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*	Beginning Account Value 11/1/22	Ending Account Value 4/30/23		Expenses Paid for the 6 months ended 4/30/23*
Class A
Actual	$1,000.00	$1,152.65		$7.69	$1,000.00	$1,222.77		$6.58	$1,000.00	$1,193.60		$6.79
Hypothetical 5% return	1,000.00	1,017.65	+	7.21	1,000.00	1,018.87	+	5.98	1,000.00	1,018.61	+	6.24
Class C
Actual	1,000.00	1,147.25		11.67	1,000.00	1,218.34		10.70	1,000.00	1,189.25		10.84
Hypothetical 5% return	1,000.00	1,013.93	+	10.94	1,000.00	1,015.15	+	9.72	1,000.00	1,014.89	+	9.98
Institutional
Actual	1,000.00	1,155.23		5.84	1,000.00	1,224.74		4.55	1,000.00	1,196.08		4.78
Hypothetical 5% return	1,000.00	1,019.38	+	5.47	1,000.00	1,020.70	+	4.13	1,000.00	1,020.44	+	4.40
Service
Actual	1,000.00	N/A		N/A	1,000.00	1,222.63		7.30	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,018.22	+	6.63	1,000.00	N/A		N/A
Investor
Actual	1,000.00	1,154.08		6.37	1,000.00	1,223.90		5.21	1,000.00	1,195.16		5.43
Hypothetical 5% return	1,000.00	1,018.88	+	5.97	1,000.00	1,020.11	+	4.73	1,000.00	1,019.85	+	5.00
Class R6
Actual	1,000.00	1,153.87		5.78	1,000.00	1,225.10		4.50	1,000.00	1,196.76		4.73
Hypothetical 5% return	1,000.00	1,019.43	+	5.42	1,000.00	1,020.75	+	4.08	1,000.00	1,020.49	+	4.35
Class R
Actual	1,000.00	1,151.85		9.02	1,000.00	1,221.96		7.96	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.41	+	8.46	1,000.00	1,017.63	+	7.23	1,000.00	N/A		N/A
Class P
Actual	1,000.00	1,153.69		5.78	1,000.00	1,225.32		4.50	1,000.00	1,196.76		4.73
Hypothetical 5% return	1,000.00	1,019.43	+	5.42	1,000.00	1,020.75	+	4.08	1,000.00	1,020.49	+	4.35

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Emerging Markets Equity Insights Fund	1.44%	2.19%	1.09%	N/A	1.19%	1.08%	1.69%	1.08%
International Equity Insights Fund	1.19	1.94	0.82	1.32	0.94	0.81	1.44	0.81
International Small Cap Insights Fund	1.25	2.00	0.88	N/A	1.00	0.87	N/A	0.87

75

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 323210-OTU-1819312 INTINSSAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 29, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 29, 2023